UBS Liquid Assets Government Fund

Prospectus | August 28, 2019

This prospectus offers shares of a money market fund primarily to eligible benefit plans, including participants in those plans, that have securities accounts at UBS Financial Services Inc.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund’s shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

Contents

The fund
What every investor should know about the fund

Fund summary	3

More information about the fund	8

Your investment
Information for managing your fund account
Managing your fund account	12
—Buying shares
—Selling shares
—Additional information about your account
—Market timing
—Pricing and valuation

Additional information
Additional important information about the fund
Management	16
Dividends and taxes	17
Disclosure of portfolio holdings and other information	19
Financial highlights	20
Where to learn more about the fund	Back cover

The fund is not a complete or balanced investment program.

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UBS Liquid Assets Government Fund

Fund summary

Investment objective

To provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Maximum account fee
UBS Financial Services Inc. IRA-RMA Program	$175
UBS Financial Services Inc. IRA Program	$100

UBS Financial Services Inc. may charge other account fees for certain other features offered through its programs. Please contact your Financial Advisor for more information, including the timing of the assessment of any applicable fee to your account. Certain types of accounts are not subject to the above referenced program fees.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees*	0.05%
Distribution and/or service (12b-1) fees	None
Other expenses	0.03
Total annual fund operating expenses*	0.08
*

Under its agreement with UBS Asset Management (Americas) Inc. (“UBS AM”), the fund reimburses UBS AM for its direct costs and expenses incurred in managing the fund’s portfolio, which are included in “Management fees” above. The fund also reimburses UBS AM for its direct costs and expenses in administering the fund. UBS AM’s direct costs for management and administration services exclude any costs attributable to overhead or any profit charge.

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Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
UBS Liquid Assets Government Fund	$8	$26	$45	$103

This example does not reflect the above referenced program fees.

Principal strategies

Principal investments

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality, US government money market instruments and in related repurchase agreements.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities) in order to qualify as a “government money market fund” under federal regulations. By operating as a government money market fund, the fund is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the fund’s board may elect to subject the fund to liquidity fee and gate requirements in the future, the board has not elected to do so at this time. Many US government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states. In addition, under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements.

The fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the fund considers the possible loss of this tax advantage.

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Management process

UBS Asset Management (Americas) Inc. (“UBS AM”) acts as the investment advisor. As investment advisor, UBS AM makes the fund’s investment decisions. UBS AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

Credit risk: Issuers of money market instruments or financial institutions that have entered into repurchase agreements with the fund may fail to make payments when due or complete transactions or they may become less willing or less able to do so.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Interest rate risk: The value of the fund’s investments generally will fall when interest rates rise, and its yield will tend to lag behind prevailing rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve.

Market risk: The risk that the market value of the fund’s investments may fluctuate, sometimes rapidly or unpredictably, as the markets fluctuate, which may affect the fund’s ability to maintain a $1.00 share price. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

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Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund’s performance has varied from year to year.

The table that follows the bar chart shows the average annual returns over various time periods for the fund’s shares.

The fund’s past performance does not necessarily indicate how the fund will perform in the future.

Prior to April 15, 2016, the fund was named UBS Liquid Assets Fund, and the fund operated under certain different investment policies. The fund’s preceding historical performance does not represent its current investment policies.

UBS Liquid Assets Government Fund Annual Total Returns

Total return

Total return January 1 to June 30, 2019: 1.20%

Best quarter during years shown—4Q 2018: 0.56%

Worst quarters during years shown—3Q 2013; 1Q, 2Q, 3Q, & 4Q 2014; 1Q & 2Q 2015: 0.02%

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Updated performance information is available by contacting your Financial Advisor at UBS Financial Services Inc. or by calling 1-888-793 8637 (Option #1).

Average annual total returns (for the periods ended December 31, 2018)

One year	1.84%
Five years	0.64
Ten years	0.43

Investment advisor

UBS AM serves as the investment advisor to the fund.

Purchase & sale of fund shares

The fund offers its shares primarily to “eligible benefit plans,” which include: Individual Retirement Accounts (“IRAs”) and tax-deferred retirement plans and tax-deferred welfare benefit plans, including, in the case of both such plans, accounts opened by participants therein. You must be a client of UBS Financial Services Inc. to purchase fund shares. The fund is offered as a sweep fund for the automatic investment of free credit balances in your securities account. You also may withdraw balances from certain deposit account sweep arrangements to purchase fund shares by contacting your Financial Advisor. To do so, there is a $5,000 minimum investment requirement. The fund has no minimum to add to an account through the automatic sweep arrangement. Your fund shares will be sold automatically to settle any outstanding securities purchases or debits to your brokerage account. Shares may be purchased and redeemed on any business day on which the Boston offices of the fund’s custodian and the New York City offices of UBS Financial Services Inc. and its affiliated bank are all open for business.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

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UBS Liquid Assets Government Fund

More information about the fund

Additional information about the investment objective

The fund’s investment objective may not be changed without shareholder approval.

Additional information about investment strategies

The fund seeks to achieve its investment objective by investing in a diversified portfolio of high quality, US government money market instruments and in related repurchase agreements, which generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Many US government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states. The fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the fund considers the possible loss of this tax advantage.

The fund’s board has determined that the fund will operate as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (“Rule 2a-7”).

Therefore, the fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized with cash and/or government securities). As a “government money market fund,” the fund (1) is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price, and (2) is not subject to a liquidity fee and/or a redemption gate on fund redemptions which might apply to other types of funds should certain triggering events specified in Rule 2a-7 occur. (In conformance with Rule 2a-7, the fund’s board has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates, but such change would only become effective after shareholders were provided with specific advance notice of a change in the fund’s policy and have the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.)

In addition, under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements. The fund’s 80% policy is a “non-fundamental” policy. This means that this investment policy may be changed by the fund’s board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the 80% investment policy.

Like all money market funds, the fund is subject to maturity, quality, diversification and liquidity requirements under Rule 2a-7. The fund’s investment strategies are designed to comply with these requirements. The fund may invest in high quality,

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UBS Liquid Assets Government Fund

short-term, US dollar-denominated money market instruments paying a fixed, variable or floating interest rate.

UBS AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund’s composition and weighted average maturity based upon UBS AM’s assessment of the relative values of various money market instruments and future interest rate patterns. UBS AM also may buy or sell money market instruments to take advantage of yield differences.

Although not a principal strategy of the fund, the fund may invest to a limited extent in shares of similar money market funds. The fund’s investments in other money market funds that comply with the definition of a “government money market fund” under Rule 2a-7 will be treated as investments in the underlying securities held by such money market funds for the purposes of the fund’s policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities).

Additional information about principal risks

The main risks of investing in the fund are described below.

Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund’s Statement of Additional Information (“SAI”). Information on how you can obtain the SAI can be found on the back cover of this prospectus.

Credit risk. Credit risk is the risk that the issuer of money market instruments or financial institutions that have entered into repurchase agreements with the fund will not make principal or interest payments when they are due or complete transactions. Even if an issuer or counterparty does not default on a payment, a money market instrument’s value may decline if the market believes that the issuer or counterparty has become less able, or less willing, to make payments on time. Even the highest quality money market instruments are subject to some credit risk. The credit quality of an issuer can change rapidly due to market developments and may affect the fund’s ability to maintain a $1.00 share price.

US Government securities risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US; (2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. In some cases, there is even the risk of default. For example, for asset-backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US government may default

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UBS Liquid Assets Government Fund

on payments on certain US government securities, including those held by the fund, which could have a material negative impact on the fund.

Interest rate risk. The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund’s investments will fall. Also, the fund’s yield will tend to lag behind changes in prevailing short-term interest rates. This means that the fund’s income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the fund’s income generally will tend to fall more slowly.

The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and the fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it harder for the fund to sell its money market investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of the fund’s money market securities holdings. A low interest rate environment may pose additional risks to the fund because low yields on the fund’s portfolio holdings may have an adverse impact on the fund’s ability to provide a positive yield to its shareholders, pay expenses out of fund assets, or minimize the volatility of the fund’s NAV per share.

Market risk. The market value of the fund’s investments may fluctuate as the markets fluctuate. Market fluctuation may affect the fund’s ability to maintain a $1.00 share price. Market risk, sometimes dramatically or unpredictably, may affect a single issuer, industry, section of the economy or geographic region, or it may affect the market as a whole. Volatility of financial markets can expose the fund to greater market risk, possibly resulting in greater illiquidity and valuation risks. Moreover, market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions, including countries and regions in which the fund invests, due to increasingly interconnected global economies and financial markets. Additionally, market conditions and legislative, regulatory, or tax developments may affect the investment techniques available to the advisor in connection with managing the fund and may result in increased regulation of the fund or its investments, and, in turn, may adversely affect the ability of the fund to achieve its investment objective and the fund’s performance.

Liquidity risk. The fund’s investments may become less liquid due to market developments or adverse investor perception. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the fund may have to accept a lower price or may not be able to sell an instrument at all. The inability to sell an instrument could adversely affect the fund’s ability to maintain a $1.00 share price or prevent the fund from being able to take advantage of other investment opportunities. This risk may increase during an unusually high volume of redemption requests by even a few large investors or unusual market conditions.

Management risk. There is the risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results. The advisor may be incorrect in its assessment of a particular security or assessment of

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UBS Liquid Assets Government Fund

market, interest rate or other trends, which can result in losses to the fund.

Additional (non-principal) risks

LIBOR replacement risk. Certain variable- and floating-rate debt securities that the fund may invest in are subject to rates that are tied to an interest rate, such as the London Interbank Offered Rate (“LIBOR”). In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the fund’s investments resulting from a substitute reference rate may also adversely affect the fund’s performance and/or net asset value.

Securities lending risk. Securities lending involves the lending of portfolio securities owned by the fund to qualified broker-dealers and financial institutions. When lending portfolio securities, the fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although the fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the fund. In addition, in the event of bankruptcy of the borrower, the fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the fund’s lending agent.

Temporary defensive positioning. During adverse market conditions or when the advisor believes there is an insufficient supply of appropriate money market securities in which to invest, the fund may temporarily hold uninvested cash in lieu of such investments. During periods when such temporary or defensive positions are held, the fund may not be able to fully pursue its investment objective. Such positions may also subject the fund to additional costs and risks, such as increased exposure to cash held at a custodian bank.

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UBS Liquid Assets Government Fund

Managing your fund account

Buying shares

The fund offers its shares primarily to eligible benefit plans, including individual retirement accounts, established as securities accounts at UBS Financial Services Inc. or certain other financial services firms.

The terms of your securities account are more fully described in separate materials your Financial Advisor can provide you (the “UBS Account Agreements”). Not all correspondent firms have arrangements with UBS Financial Services Inc. to make fund shares available to their customers.

Automatic sweep programs. UBS Financial Services Inc. administers bank deposit sweep programs under which free cash balances in certain client securities accounts are automatically swept into interest-bearing deposit accounts (the “Bank Sweep Programs”). The terms and eligibility requirements for the Bank Sweep Programs are described in the UBS Bank Sweep Programs Disclosure Statement (the “Disclosure Statement”), which is part of the UBS Account Agreements.

Investors who are eligible to participate in the Bank Sweep Programs are referred to as “eligible participants” below to distinguish them from other investors in the fund.

Free cash balances (that is, immediately available funds) of certain eligible participants automatically default to an interest-bearing deposit account (based on account type) as a primary sweep option.

Accounts participating in the Bank Sweep Programs are generally subject to an automatic dollar limit or “cap” of $250,000 per securities account owner, which will apply to the amount that can be swept into bank deposit accounts at an affiliated bank,

UBS Bank USA, under the applicable Bank Sweep Program. Available balances in excess of the cap will be automatically invested in a “secondary sweep option,” which will be an available money market fund, including this fund.

Certain non-eligible participants may be eligible to have free cash balances in their securities accounts automatically invested in shares of this fund as their “primary sweep option.” For example, 403(b) accounts and qualified benefit plans with pooled account structures are non-eligible participants and will have free cash balances automatically invested in shares of this fund as the primary sweep option. Please refer to the UBS Account Agreements for more information.

Selecting and changing your sweep option.

Please refer to the UBS Account Agreements for information on available sweep options, including restrictions and eligibility requirements. If you would like to change your sweep option, please contact your Financial Advisor at UBS Financial Services Inc.

Eligible participants in the Bank Sweep Programs may also purchase shares of the fund from their available balances. See “Buying shares of the fund by eligible participants” below.

Background information. Your purchase of fund shares will be priced at the next determination of net asset value on any business day after federal funds become available to the fund. Federal funds are funds deposited by a commercial bank in an account at a Federal Reserve bank that can be transferred to a similar account of another bank in one day and thus can be made immediately available to the fund. A business day is any day that the Boston offices of the fund’s custodian and the

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UBS Liquid Assets Government Fund

New York City offices of UBS Financial Services Inc. and its affiliated bank are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran’s Day, Thanksgiving Day and Christmas Day.

The fund, UBS AM and UBS Asset Management (US) Inc., the fund’s distributor (“UBS AM (US)”), have the right to reject a purchase order and to suspend the offering of fund shares for a period of time or permanently.

The fund pays no sales commission, sales load or distribution fees to its principal underwriter, UBS AM (US), and its affiliates, or any other person, in connection with the sale of fund shares. Neither UBS AM (US) nor any affiliate exercises any discretion with respect to the timing or frequency of the automatic investment of free cash balances.

Please consult your Financial Advisor at UBS Financial Services Inc. for more information about the automatic purchase feature.

All free cash balances in securities accounts of $1.00 or more (or for IRAs, of $0.01 or more), including proceeds from the securities you have sold, are automatically invested in your sweep option on a daily basis for settlement the same day. There is no sales charge or commission paid for the automatic purchase of shares.

Eligible participants for the Bank Sweep Programs. Please refer to the Disclosure Statement for more information about eligible participants in the Bank Sweep Programs.

Buying shares of the fund by eligible participants. Eligible participants may withdraw available balances in deposit accounts in the Bank Sweep Programs in order to directly purchase shares of the fund. The fund has a $5,000 minimum investment requirement for such purchases. For more information, please contact your Financial Advisor at UBS Financial Services Inc.

Minimum investments

Except as noted above with respect to buying shares of the fund by eligible participants, the fund has no minimum for initial investments or to add to an account, but reserves the right to establish minimum investment requirements at any time.

Benefit plans and accounts eligible to buy fund shares

Eligible benefit plans and accounts include without limitation:

•	individual retirement accounts (e.g., traditional, rollover and “SIMPLE” IRAs);

•	simplified employee pension plans;

•	cash or deferred arrangements (e.g., 401(k) plans, including SIMPLE 401(k) plans);

•	tax-sheltered annuity plans (e.g., 403(b) plans)

•	profit sharing plans;

•	money purchase plans;

•	defined benefit plans;

•	target benefit plans;

•	church plans;

•	government plans;

•	welfare plans; and

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UBS Liquid Assets Government Fund

•	self-employed plans (i.e., “Keoghs”).

Other benefit plans and accounts may be eligible to buy fund shares. Contact your Financial Advisor at UBS Financial Services Inc. for more information regarding these benefit plans.

Although the amount that you may contribute to an eligible benefit plan in any one year is subject to certain limitations, you may invest and reinvest assets already held in an eligible benefit plan in the fund without regard to these limitations.

Selling shares

Shares of the fund are sold automatically in the order described in the UBS Account Agreements to settle any outstanding securities purchases or other debits to your UBS Financial Services Inc. securities account.

Eligible participants who directly purchased shares of the fund may sell their shares and transfer the proceeds back to deposit accounts in the Bank Sweep Programs (provided deposit balances have not reached the cap) by contacting their Financial Advisor at UBS Financial Services Inc. in person or by telephone or mail.

If the proceeds from selling your fund shares remain in the eligible benefit plan sweep account, certain adverse tax consequences that may otherwise be applicable to eligible benefit plan distributions will not occur.

Your sales proceeds will be paid in federal funds ordinarily on the same day. If you sell all the shares you own, dividends accrued for the month to date will be paid in federal funds and wired or deposited on the same day.

Typically, redemptions of fund shares will be made by the fund wiring cash payments or deposits into your account. The fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale or maturity of portfolio holdings. Although not routinely used by the fund, the fund reserves the right to pay proceeds “in kind” (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect the fund’s operations or in particularly stressed market conditions. In these cases, you might incur transaction costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.

More information regarding “Eligible participants”

For eligibility requirements for the Bank Sweep Programs, please refer to the Disclosure Statement.

The list of eligible participants may change at the discretion of UBS Financial Services Inc.

Temporary sweep option. If you are an eligible participant, in the event that the bank offering the interest-bearing deposit accounts into which your free cash balances are swept elects to stop taking deposits at its discretion or if it is prohibited from doing so by its banking regulators, your free cash balances will be swept to a temporary sweep option. The fund will be a temporary sweep option for certain eligible participants. Please refer to the Disclosure Statement for more information regarding the temporary sweep option and how it may be implemented.

Additional information about your account

Investment programs buying or holding shares for their client accounts may charge clients for cash management and other services provided in connection with their accounts.

You should consider the terms of your investment program before purchasing shares.

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UBS Liquid Assets Government Fund

You will receive a confirmation of your purchases and sales of fund shares on periodic account statements. These periodic statements may be sent monthly except that, if your only fund activity in a quarter was reinvestment of dividends, the activity may be reported on a quarterly rather than a monthly statement.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the fund may not be able to maintain your account. If the fund is unable to verify your identity (or that of another person(s) authorized to act on your behalf) within a reasonable time, the fund and UBS AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. If we decide to close your account for this reason, your fund shares will be redeemed at the net asset value per share next calculated after the account is closed, less any applicable fees. You may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability.

Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in this prospectus, the fund will redeem the requested shares and make a payment. The fund may postpone and/or suspend redemption and payment beyond one business day (but within seven calendar days) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks. In addition, the fund may also postpone or suspend redemption and payment as follows: (1) for any period (a) during which the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted;

(2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the net asset value of shares of the fund; (3) for any period during which the SEC has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (4) for any period that the SEC may by order permit for your protection; or (5) for any period during which the fund, as part of a necessary liquidation of the fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws.

Market timing

Frequent purchases and redemptions of fund shares could increase the fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund’s portfolio, which could impact the fund’s performance. However, money market funds are generally used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. UBS AM (US) anticipates that shareholders will purchase and sell fund shares frequently because the fund is designed to offer investors a liquid cash option. UBS AM (US) also believes that money market funds, such as the fund, are not targets of abusive trading practices. For these reasons, the fund’s board has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares.

Other UBS funds that are managed by UBS AM that are not money market funds have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedures for these funds, please see the funds’ prospectuses.

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UBS Liquid Assets Government Fund

Pricing and valuation

The price of fund shares is based on net asset value. The net asset value per share is equal to the value of all the assets of the fund, minus the liabilities of the fund, divided by the number of shares outstanding. In determining net asset value, the fund values its securities at their amortized cost, unless the fund’s board (or its delegate) determines that this does not represent fair value. The amortized cost method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity. The fund’s net asset value per share is expected to be $1.00, although this value is not guaranteed.

The fund typically calculates net asset value per share once each business day as of 12:00 noon, Eastern time. Your price for buying or selling shares will be the net asset value that is next calculated after the fund receives your order in good form.

Your Financial Advisor at UBS Financial Services Inc. is responsible for making sure that your order is promptly sent to the fund when shares are purchased other than through the automatic sweep program described above.

The fund’s board has delegated to a UBS AM valuation committee the responsibility for making fair value determinations with respect to the fund’s portfolio securities. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: securities of an issuer that has entered into a restructuring; fixed-income securities that have gone into default and for which there is no current market value quotation; Section 4(a)(2) commercial paper; securities or instruments that are restricted as to transfer or resale; illiquid instruments; and instruments for which the prices or values available do not, in the judgment of UBS AM, represent current market value. The need to fair value the fund’s portfolio securities may also result from low trading volume in foreign markets or thinly traded securities or instruments. Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

Although not a principal strategy of the fund, the fund’s portfolio investments may also consist of shares of other investment companies in which the fund invests. The value of each such open-end investment company will generally be its net asset value at the time the fund’s shares are priced. Pursuant to the fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. Each investment company generally values securities and other instruments in a manner as described in that investment company’s prospectus or similar document.

Management

Investment advisor

UBS Asset Management (Americas) Inc. (“UBS AM”) is the fund’s investment advisor and administrator. UBS AM is a Delaware corporation with its principal business offices located at One North Wacker Drive, Chicago, IL 60606 and at 1285 Avenue of the Americas, New York, New York 10019-6028. UBS AM is an investment advisor registered with the SEC. UBS AM is an indirect, asset management subsidiary of UBS Group AG (“UBS”). As of

16

UBS Liquid Assets Government Fund

June 30, 2019, UBS AM had approximately $181.6 billion in assets under management. UBS AM is a member of the UBS Asset Management Division, which had approximately $831.2 billion in assets under management worldwide as of June 30, 2019. UBS is an internationally diversified organization headquartered in Zurich, Switzerland and with operations in many areas of the financial services group of industries.

Advisory and administration fees

The fund has agreed to pay advisory and administration fees to UBS AM that are limited to reimbursements for estimated direct costs, excluding any profit or overhead. For the fiscal year ended April 30, 2019, UBS AM voluntarily waived its entire advisory and administrative fee. Had UBS AM not done so, the fund would have paid UBS AM advisory and administrative fees at an estimated effective annual rate of 0.05% of its average daily net assets. As of the date of this prospectus, UBS AM is waiving its entire management fee but may terminate this voluntary waiver at any time.

Under the agreement with the fund, UBS AM manages the investment operations of the fund and also administers the fund’s business affairs.

UBS AM is entitled to be reimbursed by the fund for its direct advisory and administrative costs and expenses, excluding any profit or overhead, incurred in providing services to the fund. UBS AM’s costs include the following: (i) paying the salaries and expenses of the fund’s officers and other personnel engaged in administering the fund’s business; (ii) monitoring financial and shareholder accounting services provided by the fund’s custodian/sub-administrator and transfer agent, respectively; (iii) responding to shareholder inquiries and disseminating information to shareholders; (iv) monitoring compliance with the fund’s registration statement and other operating documents, with federal and state securities laws and rules thereunder and with the Internal Revenue Code; (v) preparing semiannual and annual reports to shareholders; (vi) preparing filings required by the SEC; (vii) assisting in the preparation of federal, state and local tax returns; (viii) assisting with the payment of notice filing fees under state securities laws; (ix) organizing annual and special meetings of the fund’s shareholders; and (x) paying any other costs and expenses UBS AM incurs in managing the portfolio of the fund. UBS AM periodically will review fund expenses in an effort to confirm that only direct costs and expenses are paid to UBS AM by the fund. The fund will incur other expenses in its operations.

A discussion regarding the basis for the board’s approval of the fund’s Investment Advisory and Administration Contract with UBS AM is available in the fund’s semiannual report to shareholders for the fiscal period ended October 31, 2018.

Other information

To the extent authorized by law, the fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or cease operations and liquidate.

Dividends and taxes

Dividends

The fund declares dividends daily and pays them monthly. The fund may distribute all or a portion of its capital gains (if any) to the extent required to ensure that the fund maintains its federal tax law status as a regulated investment company. The fund will also distribute all or a portion of its capital gains to the extent necessary to maintain its share price at $1.00.

17

UBS Liquid Assets Government Fund

You will receive dividends in additional shares of the fund. Shares earn dividends on the day they are purchased but not on the day they are sold.

While the fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s fund account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

The fund notifies its shareholders following the end of each calendar year of the amount of all dividends paid that year.

Taxes

Eligible benefit plan participants ordinarily do not pay taxes on dividends their plans receive on fund shares until they withdraw the proceeds from the plan. Generally, withdrawals from an eligible benefit plan will be taxable as ordinary income. Withdrawals will be subject to an additional tax equal to 10% of the amount distributed unless the withdrawals are used to pay certain higher education expenses, certain acquisition costs of first-time home buyers, or in certain situations, are made after the participant:

•	reaches age 59 1/2;

•	becomes permanently disabled; or

•	for certain employer-sponsored plans, reaches at least age 55 and separates from service of the employer who sponsored the plan.

You should consult your tax adviser concerning the timing and tax consequences of withdrawals from your eligible benefit plan.

The failure of an eligible benefit plan to make sufficient distributions to a participant after the participant reaches age 70 1/2 may be subject to an excise tax. Moreover, certain contributions to a benefit plan in excess of the amounts permitted by law may be subject to an excise tax.

If you hold fund shares other than through a tax-exempt account or plan such as an IRA or 401(k) plan, the dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. For these shareholders, the fund expects that its dividends will be taxed as ordinary income.

Although dividends are generally treated as taxable to you in the year they are paid, dividends declared in October, November or December but paid in January are taxable as if they were paid in December.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The fund may be required to withhold a 24% federal tax on all dividends payable to you

•	if you fail to provide the fund or UBS Financial Services Inc. with your correct taxpayer identification number on Form W-9 (for US citizens and resident aliens) or to make required certifications, or

•	if you have been notified by the IRS that you are subject to backup withholding.

18

UBS Liquid Assets Government Fund

Taxable distributions to non-residents will generally be subject to a 30% withholding tax (or lower applicable treaty rate).

The fund is required to withhold US tax (at a 30% rate) on payments of taxable dividends made to certain non-US entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. Shareholders may be requested to provide additional information to the fund to enable the fund to determine whether withholding is required.

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the fund’s SAI.

Disclosure of portfolio holdings and other information

The fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N-CSR. The fund’s Forms N-CSR are available on the SEC’s website at http://www.sec.gov. Additionally, you may obtain copies of semiannual and annual reports to shareholders from the fund upon request by calling 1-800-647 1568. The semi-annual and annual reports for the fund will be posted on the fund’s website at https://www.ubs.com/usmoneymarketfunds.

The fund will disclose on UBS AM’s website, within five business days after the end of each month, a complete schedule of portfolio holdings and information regarding the weighted average maturity and weighted average life of the fund. This information will be posted on the UBS website at the following internet address: https://www.ubs.com/usmoneymarketfunds. In addition, the fund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The fund’s Forms N-MFP will be available on the SEC’s website; UBS AM’s website will also contain a link to these filings. The UBS AM website will also disclose the following information for the fund as of the end of each business day for the previous six months: (1) the percentage of the fund’s total assets invested in daily and weekly liquid assets; (2) the fund’s daily net inflows and outflows; and (3) the fund’s current market-based net asset value per share to four decimal places, which is calculated using current market quotations (or an appropriate substitute that reflects current market conditions). (For purposes of transactions in shares of the fund, the price for shares will be the net asset value per share, calculated using the amortized cost method to two decimal places as further described in this prospectus and the related SAI.) Investors also may find additional information about the fund at the above referenced UBS website internet address.

Please consult the fund’s SAI for a description of the policies and procedures that govern disclosure of the fund’s portfolio holdings.

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UBS Liquid Assets Government Fund

Financial highlights

The following financial highlights table is intended to help you understand the fund’s financial performance for the past five years. Certain information reflects financial results for a single fund share. In the table, “total investment return” represents the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report to shareholders. The annual report may be obtained without charge by calling toll free 1-800-647 1568.

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended April 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.022	0.011	0.004	0.002	0.001
Net realized gains	0.000 [1]	0.000 [1]	0.000 [1]	0.000 [1]	0.000 [1]
Net increase from operations	0.022	0.011	0.004	0.002	0.001
Dividends from net investment income	(0.022)	(0.011)	(0.004)	(0.002)	(0.001)
Distributions from net realized gains	—	—	—	(0.000)[1]	—
Total dividends and distributions	(0.022)	(0.011)	(0.004)	(0.002)	(0.001)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	2.16%	1.14%	0.42%	0.18%[3]	0.08%
Ratios to average net assets:
Expenses before fee waivers	0.08%	0.10%	0.11%	0.13%	0.12%
Expenses after fee waivers	0.03%	0.05%	0.05%	0.07%	0.07%
Net investment income	2.20%	1.13%	0.45%	0.19%	0.08%
Supplemental data:
Net assets, end of year (000’s)	$2,234,641	$1,099,902	$1,275,587	$628,919	$427,172

[1]	Amount represents less than $0.0005 per share.
[2]

Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

[3]

Effective April 15, 2016, the fund changed from being a “prime” money market fund able to invest in a wide range of governmental and nongovernmental debt securities to being a “government” money market fund focusing its investments in US government securities and related repurchase agreements backed by such securities; therefore, performance for prior periods reflects a different investment focus.

20

If you want more information about the fund, the following documents are available free of charge upon request:

Annual/semiannual reports

Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders.

Statement of Additional Information (SAI)

The fund’s SAI provides more detailed information about the fund and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the fund by contacting your Financial Advisor at UBS Financial Services Inc. You may obtain free copies of the fund’s annual and semiannual reports and its SAI by contacting the fund directly at 1-800-647 1568. The fund’s annual and semiannual reports and its SAI will also be posted on the UBS website at the following internet address: https://www.ubs.com/usmoneymarketfunds. You may also request other information about the fund and make shareholder inquiries via the telephone number above.

You can get copies of reports and other information about the fund:

•	For a fee, by electronic request at publicinfo@sec.gov; or

•	Free from the EDGAR database on the SEC’s Internet website at: http://www.sec.gov.

UBS Series Funds

—UBS Liquid Assets Government Fund

Investment Company Act File No. 811-08767

©UBS 2019. All rights reserved.

I450

UBS Liquid Assets Government Fund

Prospectus  |  August 28, 2019

UBS RMA Government

Money Market Fund

Prospectus | August 28, 2019

Ticker symbol: (RMGXX)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund’s shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

Contents

The fund
What every investor should know about the fund

Fund summary
UBS RMA Government Money Market Fund	3

More information about the fund	8

Your investment
Information for managing your fund account
Managing your fund account	12
—Buying shares
—Selling shares
—Additional information about your account
—Market timing
—Pricing and valuation

Additional information
Additional important information about the fund
Management	17
Dividends and taxes	18
Disclosure of portfolio holdings and other information	20
Financial highlights	21
Where to learn more about the fund	Back cover

The fund is not a complete or balanced investment program.

2

UBS RMA Government Money Market Fund

Fund summary

Investment objective

Maximum current income consistent with liquidity and the preservation of capital.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Maximum account fee
UBS Financial Services Inc. RMA Program	$175
UBS Financial Services Inc. Business Services Account BSA Program	$175
UBS Financial Services Inc. Basic Investment Account Program	$100

UBS Financial Services Inc. may charge other account fees for certain other features offered through its programs. Please contact your Financial Advisor for more information, including the timing of the assessment of any applicable fee to your account.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)*

Management fees		0.20%
Other expenses		0.29
Shareholder servicing fee	0.25
Miscellaneous expenses	0.04
Total annual fund operating expenses		0.49
*

The fund invests in securities through an underlying master fund, Government Master Fund. This table reflects the direct expenses of the fund and its share of expenses of Government Master Fund, including management fees allocated from Government Master Fund. Management fees are comprised of investment advisory and administration fees.

3

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
UBS RMA Government Money Market Fund	$50	$157	$274	$616

This example does not reflect the above referenced program fees.

Principal strategies

Principal investments

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality, US government money market instruments and in related repurchase agreements.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities) in order to qualify as a “government money market fund” under federal regulations. By operating as a government money market fund, the fund is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the fund’s board may elect to subject the fund to liquidity fee and gate requirements in the future, the board has not elected to do so at this time. Many US government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states. In addition, under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements.

The fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the fund considers the possible loss of this tax advantage.

The fund invests in securities through an underlying master fund. The fund and its corresponding master fund have the same objective. Unless otherwise indicated, references to the fund include the master fund.

4

Management process

UBS Asset Management (Americas) Inc. (“UBS AM”) acts as the investment advisor. As investment advisor, UBS AM makes the fund’s investment decisions. UBS AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

Credit risk: Issuers of money market instruments or financial institutions that have entered into repurchase agreements with the fund may fail to make payments when due or complete transactions, or they may become less willing or less able to do so.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Market risk: The risk that the market value of the fund’s investments may fluctuate, sometimes rapidly or unpredictably, as the markets fluctuate, which may affect the fund’s ability to maintain a $1.00 share price. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Interest rate risk: The value of the fund’s investments generally will fall when interest rates rise, and its yield will tend to lag behind prevailing rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve.

5

Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund’s performance has varied from year to year.

The table that follows the bar chart shows the average annual returns over various time periods for the fund’s shares.

The fund’s past performance does not necessarily indicate how the fund will perform in the future.

UBS RMA Government Money Market Fund Annual Total Return

Total return

Total return January 1 to June 30, 2019: 0.98%

Best quarter during years shown—4Q 2018: 0.44%

Worst quarter during years shown—1Q 2017: 0.04%

Updated performance information is available (1) by contacting your Financial Advisor, (2) by calling 1-888-793 8637 (Option #1) and (3) on the fund’s website at https://www.ubs.com/usmoneymarketfunds.

6

Average annual total returns (for the periods ended December 31, 2018)

One year	1.38%
Life of fund (inception date June 24, 2016)	0.72%

Investment advisor

UBS AM serves as the investment advisor to the fund.

Purchase & sale of fund shares

You must be a client of UBS Financial Services Inc. or a client of certain affiliated firms to purchase fund shares. You may purchase or sell fund shares by contacting your Financial Advisor. The fund has a $5,000 minimum investment requirement for investors purchasing shares of the fund by withdrawing from certain deposit account sweep arrangements. The fund has no minimum to add to an account. Shares of the fund may be purchased or redeemed through your Financial Advisor on any business day on which the Boston offices of the fund’s custodian and the New York City offices of UBS Financial Services Inc. and its bank are all open for business.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

7

UBS Series Funds

More information about the fund

Additional information about the investment objective

The fund’s investment objective may not be changed without shareholder approval.

Additional information about investment strategies

The fund seeks to achieve its investment objective by investing in a diversified portfolio of high quality, US government money market instruments and in related repurchase agreements, which generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Many US government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states. The fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the fund considers the possible loss of this tax advantage.

The fund’s board has determined that the fund will operate as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (“Rule 2a-7”).

Therefore, the fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized with cash and/or government securities). As a “government money market fund,” the fund (1) is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price, and (2) is not subject to a liquidity fee and/or a redemption gate on fund redemptions which might apply to other types of funds should certain triggering events specified in Rule 2a-7 occur. (In conformance with Rule 2a-7, the fund’s board has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates, but such change would only become effective after shareholders were provided with specific advance notice of a change in the fund’s policy and have the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.)

In addition, under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements. The fund’s 80% policy is a “non-fundamental” policy. This means that this investment policy may be changed by the fund’s board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the 80% investment policy.

Like all money market funds, the fund is subject to maturity, quality, diversification and liquidity requirements under Rule 2a-7. The fund’s investment strategies are designed to comply with these requirements. The fund may invest in high quality, short-term, US dollar-denominated money market instruments paying a fixed, variable or floating interest rate.

8

UBS Series Funds

UBS AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund’s composition and weighted average maturity based upon UBS AM’s assessment of the relative values of various money market instruments and future interest rate patterns. UBS AM also may buy or sell money market instruments to take advantage of yield differences.

The master fund in which the fund invests may maintain a rating from one or more rating agencies that provide ratings on money market funds. There can be no assurance that the master fund will maintain any particular rating or maintain it with a particular rating agency. To maintain a rating, UBS AM may manage the master fund more conservatively or differently than if it were not rated.

Additional information about principal risks

The main risks of investing in the fund are described below.

Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund’s Statement of Additional Information (“SAI”). Information on how you can obtain the SAI can be found on the back cover of this prospectus.

Credit risk. Credit risk is the risk that the issuer of money market instruments or financial institutions that have entered into repurchase agreements with the fund will not make principal or interest payments when they are due or complete transactions. Even if an issuer or counterparty does not default on a payment, a money market instrument’s value may decline if the market believes that the issuer or counterparty has become less able, or less willing, to make payments on time. Even the highest quality money market instruments are subject to some credit risk. The credit quality of an issuer can change rapidly due to market developments and may affect the fund’s ability to maintain a $1.00 share price.

US Government securities risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US; (2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. In some cases, there is even the risk of default. For example, for asset-backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US government may default on payments on certain US government securities, including those held by the fund, which could have a material negative impact on the fund.

Interest rate risk. The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when

9

UBS Series Funds

short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund’s investments will fall. Also, the fund’s yield will tend to lag behind changes in prevailing short-term interest rates. This means that the fund’s income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the fund’s income generally will tend to fall more slowly.

The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and the fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it harder for the fund to sell its money market investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of the fund’s money market securities holdings. A low interest rate environment may pose additional risks to the fund because low yields on the fund’s portfolio holdings may have an adverse impact on the fund’s ability to provide a positive yield to its shareholders, pay expenses out of fund assets, or minimize the volatility of the fund’s NAV per share.

Market risk. The market value of the fund’s investments may fluctuate as the markets fluctuate. Market fluctuation may affect the fund’s ability to maintain a $1.00 share price. Market risk, sometimes dramatically or unpredictably, may affect a single issuer, industry, section of the economy or geographic region, or it may affect the market as a whole. Volatility of financial markets can expose the fund to greater market risk, possibly resulting in greater illiquidity and valuation risks. Moreover, market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions, including countries and regions in which the fund invests, due to increasingly interconnected global economies and financial markets. Additionally, market conditions and legislative, regulatory, or tax developments may affect the investment techniques available to the advisor in connection with managing the fund and may result in increased regulation of the fund or its investments and, in turn, may adversely affect the ability of the fund to achieve its investment objective and the fund’s performance.

Liquidity risk. The fund’s investments may become less liquid due to market developments or adverse investor perception. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the fund may have to accept a lower price or may not be able to sell an instrument at all. The inability to sell an instrument could adversely affect the fund’s ability to maintain a $1.00 share price or prevent the fund from being able to take advantage of other investment opportunities. This risk may increase during an unusually high volume of redemption requests by even a few large investors or unusual market conditions.

Management risk. There is the risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results. The advisor may be incorrect in its assessment of a particular security or assessment of market, interest rate or other trends, which can result in losses to the fund.

Additional (non-principal) risks

LIBOR replacement risk. Certain variable- and floating-rate debt securities that a fund may invest

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UBS Series Funds

in are subject to rates that are tied to an interest rate, such as the London Interbank Offered Rate (“LIBOR”). In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a fund’s investments resulting from a substitute reference rate may also adversely affect the fund’s performance and/or net asset value.

Securities lending risk. Securities lending involves the lending of portfolio securities owned by the fund to qualified broker-dealers and financial institutions. When lending portfolio securities, the fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although the fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the fund. In addition, in the event of bankruptcy of the borrower, the fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the fund’s lending agent.

Temporary defensive positioning. During adverse market conditions or when the advisor believes there is an insufficient supply of appropriate money market securities in which to invest, the fund may temporarily hold uninvested cash in lieu of such investments. During periods when such temporary or defensive positions are held, the fund may not be able to fully pursue its investment objective. Such positions may also subject the fund to additional costs and risks, such as increased exposure to cash held at a custodian bank.

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UBS Series Funds

Managing your fund account

Buying Shares

Introduction. You must be a client of UBS Financial Services Inc. or a client of a UBS Financial Services Inc. correspondent firm to purchase fund shares. Shares of the funds are available primarily through the UBS Financial Services Inc. Resource Management Account® (RMA®) Program, the UBS Financial Services Inc. Business Services Account (BSA®) Program, the UBS Financial Services Inc. Basic Investment Account Program and certain UBS Financial Services Inc. advisory programs.

The RMA and Business Services Account BSA programs are more fully described in separate materials your Financial Advisor can provide you (the “UBS Account Agreements”). Not all correspondent firms have arrangements with UBS Financial Services Inc. to make fund shares available to their customers.

Automatic sweep programs. UBS Financial Services Inc. administers bank deposit sweep programs under which free cash balances in certain client securities accounts are automatically swept into interest-bearing deposit accounts at UBS affiliated banks and non-affiliated banks (the “Bank Sweep Programs”). The terms and eligibility requirements for the Bank Sweep Programs are described in the UBS Bank Sweep Programs Disclosure Statement and the UBS FDIC-Insured Deposit Program Disclosure Statement (collectively, the “Disclosure Statements”), which are part of the UBS Account Agreements.

Investors who are eligible to participate in the Bank Sweep Programs are referred to as “eligible participants” below to distinguish them from other investors in the fund.

Free cash balances (that is, immediately available funds) of certain eligible participants automatically default to one or more interest-bearing deposit accounts (based on account type) as a primary sweep option.

Accounts participating in the Bank Sweep Programs are generally subject to an automatic dollar limit or “cap,” which will apply to the amount that can be swept into bank deposit accounts under the applicable Bank Sweep Program (cap levels may vary per Bank Sweep Program). Available balances in excess of a program’s cap will be automatically invested in a “secondary sweep option,” which may be deposit accounts at UBS AG (Stamford Branch) or an available money market fund, including this fund.

Certain non-eligible participants may be eligible to have free cash balances in their securities accounts automatically invested in shares of this fund as their “primary sweep option.” Please refer to the UBS Account Agreements for more information.

Selecting and changing your sweep option.

Please refer to the UBS Account Agreements for information on available sweep options, including restrictions and eligibility requirements. If you would like to change your sweep option, please contact your Financial Advisor at UBS Financial Services Inc.

Background information. Your order to purchase the fund’s shares will be effective on the business day on which federal funds become available to the fund. Federal funds are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus can be made immediately available to the fund. A business day is any day that the Boston offices of the fund’s custodian and the New York City offices of UBS Financial Services Inc.

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UBS Series Funds

and its bank are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

The fund has adopted a shareholder services (non-rule 12b-1) plan under which the fund pays fees for services provided to its shareholders at the annual rate of 0.25% of its average daily net assets.

The fund, UBS AM and UBS Financial Services Inc. have the right to reject a purchase order and to suspend the offering of fund shares for a period of time or permanently.

Buying shares automatically

Non-eligible participants. All free cash balances in securities accounts of $1.00 or more (or for IRAs, of $0.01 or more), including proceeds from the securities you have sold, are automatically invested in your sweep option on a daily basis for settlement the same day.

(Federal funds normally are available to be swept into your sweep option on the next business day. Federal funds availability can sometimes take longer for cash balances arising from the sale of securities in your brokerage account.)

Fund shares will be purchased only after all debits and charges to your brokerage account are satisfied. See “Selling shares automatically” below.

Eligible participants for the Bank Sweep Programs. Please refer to the Disclosure Statements for more information about eligible participants in the Bank Sweep Programs.

Buying shares by check or electronic funds transfer credit. RMA and Business Service Account BSA participants may purchase shares of, as applicable, their primary sweep money fund or another fund by placing an order with their Financial Advisor and providing a check from a US bank. You should include your UBS Financial Services Inc. account number on the check. Only non-eligible participants (and eligible participants who are purchasing fund shares in excess of the automatic dollar limit cap on investments in a Bank Sweep Program) may buy shares by check or electronic funds transfer credit.

Federal funds are deemed available to a fund two business days after the deposit of a personal check or an Electronic Funds Transfer credit initiated by UBS Financial Services Inc. and one business day after deposit of a cashier’s or certified check. UBS Financial Services Inc. may benefit from the temporary use of the proceeds of personal checks and Electronic Funds Transfer credits if they are converted to federal funds in less than two business days.

Buying shares by wire. You may purchase fund shares by placing an order through your Financial Advisor and instructing your bank to transfer federal funds by wire to:

UBS AG

ABA 026007993

UBS Financial Services Inc.—RMA

A/C 101WA258640000

Account Name/Brokerage Account Number

The wire must include your name and UBS Financial Services Inc. brokerage account number. Only non-eligible participants (and eligible participants who are purchasing fund shares in excess of the automatic dollar limit cap on investments in a Bank Sweep Program) may buy shares by wire.

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UBS Series Funds

If UBS Financial Services Inc. receives funds in the account for a purchase of fund shares by 12:00 noon, Eastern time, on a business day, UBS Financial Services Inc. will execute the purchase on that day. Otherwise, UBS Financial Services Inc. will execute the order on the next business day. UBS Financial Services Inc. and/or your bank may impose a service charge for wire transfers/purchases.

Buying shares of the fund by certain eligible participants. Certain eligible participants may withdraw available balances in the Bank Sweep Programs in order to directly purchase shares of the fund. The fund has a $5,000 minimum investment requirement for such purchases. For more information, please contact your Financial Advisor at UBS Financial Services Inc.

Minimum investment. The fund has no minimum for initial investments or to add an account, but reserves the right to establish minimum investment requirements at any time.

Additional compensation to affiliated dealer

UBS AM has entered into an agreement with its affiliate, UBS Financial Services Inc., under which UBS AM (or its affiliate UBS Asset Management (US) Inc., the fund’s distributor (“UBS AM (US)”)) pays UBS Financial Services Inc. additional compensation in connection with the sale of fund shares and the provision of administrative and shareholder services.

The aggregate amount of these payments may be substantial and may represent a significant portion of the advisory and administrative fees charged by UBS AM. These payments do not increase the expenses of a fund, but are made by UBS AM (or its affiliate UBS AM (US)) out of its own legitimate profits or other resources. The payments may include amounts that are sometimes referred to as “revenue sharing” payments.

Selling shares

You may sell your shares by contacting your Financial Advisor in person or by telephone or mail. You may also be able to use the check-writing service to sell your shares, where applicable. You may not close your account by check.

Your sales proceeds will be paid in federal funds ordinarily on the same day. If you sell all the shares you own, dividends accrued for the month to date will be paid in federal funds and wired or deposited on the same day.

Typically, redemptions of fund shares will be made by the fund wiring a cash payment or deposit into your account. The fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale or maturity of portfolio holdings. Although not routinely used by the fund, the fund reserves the right to pay proceeds “in kind” (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect the fund’s operations or in particularly stressed market conditions. In these cases, you might incur transaction costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.

Selling shares automatically. Subject to, and in the order described in, the terms of the UBS Account Agreements, your fund shares will be sold automatically to settle any outstanding securities purchases, charges or other debits to your UBS Financial Services Inc. securities account, unless you instruct your Financial Advisor otherwise.

More information regarding “Eligible Participants.” For eligibility requirements for the Bank Sweep Programs, please refer to the Disclosure Statements.

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UBS Series Funds

Additional information regarding sweep options for investors participating in the PACESM Select Advisors Program and PACESM Multi Advisor Program: These programs may provide for an allocation to another money market fund as part of an investment allocation plan; however, since your PACE investment is held within a UBS Financial Services brokerage account (e.g., an RMA account, a basic investment account, etc.), available cash balances in the brokerage portion of RMA accounts and basic investment accounts are automatically swept to the applicable Bank Sweep Program in accordance with the terms of your brokerage account agreement, which terms differ from those applicable to advisory accounts.

The list of eligible participants may change at the discretion of UBS Financial Services Inc.

Temporary sweep option. If you are an eligible participant, in the event that the bank offering the interest-bearing deposit accounts into which your free cash balances are swept elects to stop taking deposits at its discretion or if it is prohibited from doing so by its banking regulators, your free cash balances will be swept to a temporary sweep option. The fund will be a temporary sweep option for certain eligible participants. Please refer to the Disclosure Statements for more information regarding the temporary sweep option and how it may be implemented.

Additional information about your account. It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. This notice may appear on your account statement. Participants in a Bank Sweep Program who wish to increase their fund account balance to $500 or more will need to add sufficient cash to their securities accounts so that the Bank Sweep Program cap and this minimum are both met. If the Bank Sweep Program cap and fund minimum are not met, the proceeds from the sale of fund shares will be deposited in the investor’s securities account and swept into one or more bank deposit accounts until the program cap is reached.

If you want to sell shares that you purchased recently, a fund may delay payment to assure that it has received good payment. If you purchased shares by check, this can take up to 15 days.

UBS Financial Services Inc. has the right to terminate your securities account for any reason. In that case, UBS Financial Services Inc. will sell all of the fund shares held in the account and will send you the proceeds within three business days.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the fund may not be able to maintain your account. If the fund is unable to verify your identity (or that of another person(s) authorized to act on your behalf) within a reasonable time, the fund and UBS AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. If we decide to close your account for this reason, your fund shares will be redeemed at the net asset value per share next calculated after the account is closed, less any applicable fees. You may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability.

You will receive confirmation of your purchases and sales of fund shares on periodic account statements.

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UBS Series Funds

These periodic statements may be sent monthly except that, if your only fund activity in a quarter was reinvestment of dividends, the activity may be reported on a quarterly rather than a monthly statement.

Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in this prospectus, the fund will redeem the requested shares and make a payment. The fund may postpone and/or suspend redemption and payment beyond one business day (but within seven calendar days) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks. In addition, the fund may also postpone or suspend redemption and payment as follows: (1) for any period (a) during which the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the net asset value of shares of the fund; (3) for any period during which the SEC has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (4) for any period that the SEC may by order permit for your protection; or (5) for any period during which the fund, as part of a necessary liquidation of the fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws.

Please note that additional fees may apply for optional RMA/Business Services Account BSA program services. Please refer to the UBS Account Agreements or speak with your Financial Advisor for information regarding program fees.

Market timing. Frequent purchases and redemptions of fund shares could increase the fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund’s portfolio, which could impact the fund’s performance. However, money market funds are generally used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. UBS AM (US) anticipates that shareholders will purchase and sell fund shares frequently because the fund is designed to offer investors a liquid cash option.

UBS AM (US) also believes that money market funds, such as the fund offered in this prospectus, are not targets of abusive trading practices. For these reasons, the fund’s board has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares.

Other UBS funds that are managed by UBS AM that are not money market funds have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedures for these funds, please see the funds’ prospectuses.

Pricing and valuation

The price of fund shares is based on net asset value. The net asset value per share is equal to the value of all the assets of the fund, minus the liabilities of the fund divided by the number of shares outstanding. In determining net asset value, the master fund values its securities at their amortized cost (unless the fund’s board (or its delegate) determines that this does not represent fair value), and the fund buys the master fund’s interests at the master

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UBS Series Funds

fund’s net asset value. The amortized cost method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity. The fund’s net asset value per share is expected to be $1.00, although this value is not guaranteed.

The fund typically calculates net asset value per share once each business day as of 12:00 noon, Eastern time. Your price for buying or selling shares will be the net asset value that is next calculated after the fund receives your order in good form.

Your Financial Advisor is responsible for making sure that your order is promptly sent to the fund when shares are purchased other than through the automatic program described above.

The fund’s board has delegated to a UBS AM valuation committee the responsibility for making fair value determinations with respect to the fund’s portfolio securities. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: securities of an issuer that has entered into a restructuring; fixed-income securities that have gone into default and for which there is no current market value quotation; Section 4(a)(2) commercial paper; securities or instruments that are restricted as to transfer or resale; illiquid instruments; and instruments for which the prices or values available do not, in the judgment of UBS AM, represent current market value. The need to fair value the fund’s portfolio securities may also result from low trading volume in foreign markets or thinly traded securities or instruments. Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

The fund’s portfolio holding consists of an interest in the master fund in which the fund invests. The value of such portfolio holding reflects the fund’s proportionate interest in the net assets of the master fund. The master fund generally values securities and other instruments in a manner as described in the master fund’s prospectus or similar document.

Management

Investment advisor

UBS Asset Management (Americas) Inc. (“UBS AM”) acts as the investment advisor and administrator for Government Master Fund which is the master fund in which the fund invests its assets. UBS AM also acts as the administrator for the fund. As investment advisor, UBS AM makes the master fund’s investment decisions. It buys and sells securities for the master fund and conducts the research that leads to the purchase and sale decisions.

UBS AM is a Delaware corporation with its principal business offices located at One North Wacker Drive, Chicago, IL 60606 and at 1285 Avenue of the Americas, New York, New York, 10019-6028. UBS AM is an investment advisor registered with the SEC. UBS AM is an indirect asset management subsidiary of UBS Group AG (“UBS”). As of June 30, 2019, UBS AM had approximately $181.6 billion in assets under management. UBS AM is a member of the UBS Asset Management Division, which had approximately $831.2 billion in assets under management worldwide as of June 30, 2019. UBS is an internationally diversified organization headquartered in Zurich, Switzerland and with operations in many areas of the financial services group of industries.

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UBS Series Funds

Advisory and administration fees

UBS AM’s contract fee for the advisory and administrative services it provides to the Master Fund is based on the following fee schedule:

$0 – $30 billion.	0.1000%
Above $ 30 billion up to $ 40 billion	0.0975
Above $ 40 billion up to $ 50 billion	0.0950
Above $ 50 billion up to $ 60 billion	0.0925
Above $ 60 billion	0.0900

UBS AM’s contract fee for the administrative services it provides to the fund is 0.10% of the fund’s average daily net assets.

UBS AM received an effective fee of 0.20% of the average daily net assets of the fund for its services in the fund’s last fiscal year which ended April 30, 2019 (includes fees allocated from related Master Fund).

UBS AM may voluntarily waive fees and/or reimburse expenses from time to time. For example, UBS AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive a portion of its fees and/or reimburse expenses. Waivers/reimbursements may impact a fund’s performance.

A discussion regarding the basis for the master fund’s board’s approval of the Management Agreement between UBS AM and Master Trust with respect to the master fund is available in the fund’s semiannual report to shareholders for the fiscal period ended October 31, 2018.

Master-feeder structure

The fund is a “feeder fund” that invests all of its assets in a “master fund”—Government Master Fund. The fund and the master fund have the same investment objective.

The master fund may accept investments from other feeder funds. Each feeder fund bears the master fund’s expenses in proportion to its investment in the master fund. Each feeder fund can set its own transaction minimums, feeder fund-specific expenses and other conditions. This arrangement allows each feeder fund’s trustees to withdraw the feeder fund’s assets from the master fund if they believe doing so is in the shareholders’ best interests. If the trustees withdraw the feeder fund’s assets, they would then consider whether the feeder fund should hire its own investment advisor, invest in a different master fund or take other action.

Other information

To the extent authorized by law, the fund reserves the right to discontinue offering shares at any time merge, reorganize itself or cease operations and liquidate.

Dividends and taxes

Dividends

The fund declares dividends daily and pays them monthly. Dividends accrued during a given month are paid on the first business day of the next month or upon the sale of all the fund shares in a shareholder’s account.

The fund may distribute all or a portion of its capital gains (if any) to the extent required to ensure that the fund maintains its federal tax law status as a regulated investment company. The fund will also distribute all or a portion of its capital gains to the extent necessary to maintain its share price at $1.00.

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UBS Series Funds

Shares of the fund earn dividends on the day they are purchased but do not earn dividends on the day they are sold.

You will receive dividends in additional shares unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor.

While the fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s fund account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

Taxes

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash, and are expected to be taxed as ordinary income. Such dividends are not eligible for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock.

Although dividends are generally treated as taxable to you in the year they are paid, dividends declared in October, November or December but paid in January are taxable as if they were paid in December.

Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. If you hold fund shares through a tax-exempt account or plan such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax until proceeds are withdrawn from the plan.

Some states and localities do not tax dividends that are attributable to interest on certain government securities under certain circumstances. However, these dividends may be subject to corporate franchise tax in some states.

The fund will tell you annually the character of dividends for tax reporting purposes. You will generally not recognize any gain or loss on the sale or exchange of your fund shares as long as the fund maintains a share price of $1.00.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The fund may be required to withhold a 24% federal tax on all dividends payable to you

•	if you fail to provide the fund with your correct taxpayer identification number on Form W-9 (for US citizens and resident aliens) or to make required certifications, or

•	if you have been notified by the IRS that you are subject to backup withholding.

Taxable distributions to non-residents will generally be subject to a 30% withholding tax (or lower applicable treaty rate).

The fund is required to withhold US tax (at a 30% rate) on payments of taxable dividends made to certain non-US entities that fail to comply (or be deemed compliant)

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UBS Series Funds

with extensive new reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. Shareholders may be requested to provide additional information to the fund to enable the fund to determine whether withholding is required.

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the fund’s SAI.

Disclosure of portfolio holdings and other information

The fund is a “feeder fund” that invests in securities through an underlying master fund. The fund and the master fund have the same investment objective.

The fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year will be included in its semiannual and annual reports to shareholders and will be filed with the SEC on Form N-CSR. The fund’s Forms N-CSR are available on the SEC’s website at http://www.sec.gov. Additionally, you may obtain copies of semiannual and annual reports to shareholders from the fund upon request by calling 1-800-647 1568. The semiannual and annual reports for the fund will be posted on the fund’s website at https://www.ubs.com/usmoneymarketfunds.

The fund will disclose on UBS AM’s website, within five business days after the end of each month, a complete schedule of the Master Fund’s portfolio holdings and information regarding the weighted average maturity and weighted average life of the Master Fund. This information will be posted on the UBS website at the following internet address: https://www.ubs.com/usmoneymarketfunds. In addition, the fund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The fund’s Forms N-MFP will be available on the SEC’s website; UBS AM’s website will also contain a link to these filings. The UBS AM website will also disclose the following information for the fund as of the end of each business day for the previous six months: (1) the percentage of the fund’s total assets invested in daily and weekly liquid assets; (2) the fund’s daily net inflows and outflows; and (3) the fund’s current market-based net asset value per share to four decimal places, which is calculated using current market quotations (or an appropriate substitute that reflects current market conditions). (For purposes of transactions in shares of the fund, the price for shares will be the net asset value per share, calculated using the amortized cost method to two decimal places as further described in this prospectus and the related SAI.) Investors also may find additional information about the fund at the above referenced UBS website internet address.

Please consult the fund’s SAI for a description of the policies and procedures that govern disclosure of the fund’s portfolio holdings.

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UBS Series Funds

Financial highlights

The following financial highlights table is intended to help you understand the financial performance for the fund since it commenced operations on June 24, 2016, through April 30, 2019. Certain information reflects financial results for a single fund share. In the table, “total investment return” represents the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and other distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report appears in the Annual Report to Shareholders of the fund. You may obtain copies of the fund’s Annual Report without charge by calling 1-888-647 1568.

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Years ended April 30,		For the period from June 24, 2016[1] to April 30, 2017
	2019	2018
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income	0.017	0.007	0.001
Net realized gain (loss)	0.000 [2]	(0.000)[2]	0.000 [2]
Net increase from operations	0.017	0.007	0.001
Dividends from net investment income	(0.017)	(0.007)	(0.001)
Distributions from net realized gains	—	(0.000)[2]	(0.000)[2]
Total dividends and distributions	(0.017)	(0.007)	(0.001)
Net asset value, end of period	$1.00	$1.00	$1.00
Total investment return[3]	1.70%	0.69%	0.07%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements[4]	0.49%	0.49%	0.48%[5]
Expenses after fee waivers and/or expense reimbursements[4]	0.49%	0.49%	0.41%[5]
Net investment income[4]	1.68%	0.67%	0.08%[5]
Supplemental data:
Net assets, end of period (000’s)	$4,909,374	$5,762,262	$8,216,903

[1]	Commencement of operations.
[2]	Amount represents less than $0.0005 per share.
[3]

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

[4]	Ratios include the fund’s share of income, expenses and expense waivers allocated from the master fund.
[5]	Annualized.

21

If you want more information about the fund, the following documents are available free of charge upon request:

Annual/semiannual reports

Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders.

Statement of Additional Information (SAI)

The fund’s SAI provides more detailed information about the fund and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund’s annual and semiannual reports and its SAI by contacting the fund directly at 1-800-647 1568. The fund’s annual and semiannual reports and its SAI will also be posted on the UBS website at the following internet address: https://www.ubs.com/usmoneymarketfunds. You may also request other information about the fund and make shareholder inquiries via the telephone number above.

You can get copies of reports and other information about the fund:

•	For a fee, by electronic request at publicinfo@sec.gov; or

•	Free, from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.

UBS Series Funds

—UBS RMA Government Money Market Fund

Investment Company Act File No. 811-08767

©UBS 2019. All rights reserved.

S1631

UBS RMA Government

Money Market Fund

Prospectus  |  August 28, 2019

UBS Ultra Short Income Fund

Prospectus | August 28, 2019

Includes:

•	Class I: USDIX

This prospectus offers Class I shares of UBS Ultra Short Income Fund. Class I shares are available only to certain types of investors.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund’s shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

This fund is not a money market fund and should not be considered to be a money market fund or the equivalent of a money market fund. UBS Asset Management (US) Inc. (“UBS AM (US)”) offers money market funds that are advised by UBS Asset Management (Americas) Inc. Please contact UBS AM (US) if you are interested in investing in money market funds.

Not FDIC Insured. May lose value. No bank guarantee.

The fund is not a complete or balanced investment program.

2

UBS Ultra Short Income Fund

Summary

Investment objective

To provide current income while seeking to maintain low volatility of principal.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering or the redemption price)	None
Exchange fee	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class I
Management fees	0.20%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)[1]	0.18
Total annual fund operating expenses	0.38
Management fee waiver/expense reimbursements[2]	0.15
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	0.23
[1]	“Other expenses” are based on estimated amounts for the current fiscal year.
[2]

The fund and UBS Asset Management (Americas) Inc. (“UBS AM”) have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fee and/or reimburse expenses so that the fund’s ordinary total operating expenses through August 31, 2020 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.23% for Class I. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund’s expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund’s board at any time and also will terminate automatically upon the expiration or termination of the fund’s advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM’s three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated

3

and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class I	$24	$107	$198	$466
*	Except that the expenses reflect the effects of the fund’s fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal period May 29, 2018 (commencement of operations) to April 30, 2019, the fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal strategies

Principal investments

Under normal circumstances, the fund invests in fixed income securities and money market instruments. The fund’s investments in securities may include, but are not limited to, government obligations including agencies, debt issued by government-sponsored and supranational entities, as well as municipal securities, corporate debt, mortgage-backed, asset-backed, and inflation-linked securities. Investments in money market instruments may include, but are not limited to, commercial paper (including asset-backed commercial paper), certificates of deposit, notes, time deposits, repurchase agreements and other money market securities. The fund may invest in money market funds, including those advised by UBS Asset Management (Americas) Inc. (“UBS AM”), the fund’s investment advisor.

The fund may invest in securities of any maturity, but will generally limit its weighted average portfolio duration to one year or less.

The fund normally invests in investment grade securities. Investment grade securities possess a minimum rating of Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- by Standard & Poor’s Financial Services LLC (“S&P”) or Fitch Ratings, Inc. (“Fitch”) for long-term ratings and/or equivalent short-term ratings, comparably rated by another nationally recognized statistical rating organization, or, if unrated, are determined by UBS AM to be of comparable quality. The fund may at times hold securities rated below-investment-grade if the rating for a security held by the fund is subsequently reduced to below-investment-grade (commonly referred to as “junk bonds,” which are considered speculative in nature).

4

The fund’s investments may have all types of interest rate payment and reset terms, including floating or variable rate, zero coupon and other features. In addition, the fixed income securities purchased by the fund may be of US and non-US issuers. The fund’s investments are typically denominated in US dollars or hedged to US dollars.

The fund will, under normal circumstances, invest more than 25% of its total assets in the financial services group of industries.

The fund may engage in derivatives transactions; however, it is not a principal strategy of the fund. Derivatives instruments such as futures, forwards, options, and/or swaps may be used for risk management purposes or as part of the fund’s investment strategies.

The fund is not a money market fund and does not seek to maintain a stable net asset value (“NAV”). The fund should not be considered to be a money market fund or the equivalent of a money market fund.

Management process

UBS AM acts as the investment advisor to the fund, and makes the fund’s investment decisions. UBS AM selects investments for the fund based on a rigorous valuation and research framework, combining top-down macroeconomic and quantitative research with issuer level credit analysis. This dynamic approach allows UBS AM to exploit diversified sources of return, which UBS AM believes is key to delivering consistent performance over time.

The top-down process involves formulation of broad investment views and views regarding macroeconomic trends. UBS AM’s views on the direction of interest rates, yield curve shape, sectors, and volatility help formulate final portfolio positioning.

After UBS AM establishes the top-down strategy, the portfolio management team, working closely with UBS AM’s research analysts, builds portfolios that combines top-down allocation targets with bottom-up security specific strategies. Research is a fundamental component of UBS AM’s globally integrated investment platform and consists of top-down macroeconomic analysis as well as bottom-up sector and issuer level research. UBS AM uses rigorous credit/structure analysis and relative pricing to choose securities that it believes have superior risk/return characteristics. The ultimate goal of any purchase decision is to be compensated for a given level of risk. Prudent diversification seeks to ensure an appropriate risk/return relationship. Security selection represents the final level of decision-making in our investment process. UBS AM selects individual securities that it believes will give the portfolio the desired exposures with optimal relative value. UBS AM integrates risk management throughout the investment process.

UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield. The fund may sell investments that UBS AM believes are no longer favorable with regard to these factors or for other reasons.

5

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. The prices for the fund’s shares will fluctuate, and you may lose money by investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security or financial institutions that have entered into repurchase agreements with the fund are unable or unwilling to meet their financial obligations or complete transactions. This risk is likely greater for lower quality investments than for investments that are higher quality.

Concentration risk: The fund will invest a significant portion of its assets in securities issued by companies in the financial services group of industries or sectors, including US banking, non-US banking, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. Accordingly, the fund will be more susceptible to developments that affect those industries than other funds that do not concentrate their investments.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund’s overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Financial services sector risk: Investments of the fund in the financial services group of industries or sectors may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes.

Floating or variable rate securities risk: Floating or variable rate securities bear interest at rates that are not fixed but that vary with changes in specified market rates or indices. The market value of floating rate and variable rate securities generally fluctuates less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations.

Foreign investing risk: The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because, under normal circumstances, the

6

fund’s foreign investments are typically denominated in US dollars or hedged to US dollars, it generally is not subject to the risk of changes in currency valuations.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve.

Investments in money market funds risk: Certain money market funds may seek to maintain a stable $1 net asset value (“NAV”) per share (“stable NAV money market funds”) or have a share price that fluctuates (“variable NAV money market funds”). Although a stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible to lose money by investing in such a money market fund. Because the NAV of a variable NAV money market fund will fluctuate, when the fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.

Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception. If this happens, the fund’s ability to redeem its shares for cash may be affected.

Mortgage- and asset-backed securities risk: The fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the fund may reinvest these early payments at lower interest rates, thereby reducing the fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the fund.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results.

Market risk: The risk that the market value of the fund’s investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

7

Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund’s NAV and/or the distributions paid by the fund. Municipalities continue to experience difficulties in the current economic and political environment.

NAV risk: The fund is not a money market fund, does not attempt to maintain a stable NAV, and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the fund’s investments are likely to be more susceptible than a money market fund’s investments to interest rate risk, valuation risk, credit risk, and other risks relevant to the fund’s investments. The fund’s NAV per share will fluctuate.

New fund risk: The fund is new with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions.

Prepayment risk: Payments on bonds and other fixed income securities that are backed by mortgage loans or similar assets may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Sovereign debt risk: Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the fund may have limited legal recourse in the event of a default.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Valuation risk: During periods of reduced market liquidity or in the absence of readily available market quotations the ability of the fund to value the fund’s investments becomes more difficult and the judgment of the fund’s investment advisor may play a greater role in the valuation of the investments due to reduced availability of reliable objective pricing data.

Variable rate demand obligations risk: Variable rate demand obligations are floating rate securities that combine an interest in a long-term bond, such as municipal debt, with a right to demand payment

8

before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the fund may lose money. The absence of an active secondary market for certain variable and floating rate obligations could make it difficult to dispose of these instruments, which could result in a loss.

Zero coupon securities risk: Zero coupon securities are securities on which no periodic interest payments are made but instead are sold at a deep discount from their face value. Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the value of zero coupon securities generally rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value generally falls more dramatically.

Performance

There is no performance information quoted for the fund as the fund has not yet operated for a full calendar year as of the date of this prospectus.

Investment advisor

UBS AM serves as the investment advisor to the fund.

Portfolio managers

Robert Sabatino, Vice President of UBS Series Funds, David Walczak, Vice President of UBS Series Funds, David Rothweiler, and James Law, are jointly and primarily responsible for the day-to-day management of the fund and have been portfolio managers of the fund since commencement of operations.

Purchase & sale of fund shares

Shares can be purchased and redeemed on any business day on which the New York Stock Exchange is open. You may purchase or redeem shares of the fund directly from the fund or through a financial intermediary. In general, the minimum initial investment is $10,000,000 for Class I shares ($2,500,000 for foundations, endowments and religious and other charitable organizations described in Section 501(c) of the Internal Revenue Code).

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to financial intermediaries

If you purchase the fund through a financial intermediary (such as a bank), UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the intermediary to recommend the fund over another investment. Visit your financial intermediary’s website for more information.

9

UBS Ultra Short Income Fund

More information about the fund

Investment objective

The fund’s investment objective is to provide current income while seeking to maintain low volatility of principal.

The fund’s investment objective is “non-fundamental.” This means that it may be changed by the fund’s board of trustees without shareholder approval.

Principal investment strategies

The fund seeks to achieve its investment objective by investing in a diversified portfolio of short duration, high quality money market instruments and other fixed income securities of governmental, municipal and private issuers, which may include short-term obligations of the US government and its instrumentalities; repurchase agreements; obligations of issuers in the financial services group of industries; commercial paper, other corporate obligations, and asset-backed securities; and municipal money market instruments. The fund may invest in the securities of money market funds, including those advised by UBS AM.

The fund may invest in securities of any maturity, but will generally limit its weighted average portfolio duration to one year or less. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. Duration incorporates a bond’s yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure, with a higher duration indicating greater sensitivity to interest rate changes. For example, if a portfolio has a duration of two years, and interest rates increase (fall) by 1%, the portfolio should decline (increase) in value by approximately 2%. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by the fund and, therefore the fund’s exposure to changes in interest rates.

Although the use of derivatives is not a principal strategy of the fund, it may use derivative instruments such as futures, forwards, options, and/or swaps for risk management purposes or as part of the fund’s investment strategies.

The fund may engage in securities lending to the extent permitted by law.

The fund is not a money market fund and does not seek to maintain a stable NAV. As a result, the value of your investment in the fund may change.

Securities selection

UBS Asset Management (Americas) Inc. (“UBS AM”) serves as the fund’s investment advisor. UBS AM’s investment process employs a rigorous valuation and research framework, combining top-down macroeconomic and quantitative research with issuer level credit analysis. This dynamic approach allows UBS AM to exploit diversified sources of return, which UBS AM believes is key to delivering consistent performance over time.

The top-down process involves formulation of broad investment views and views regarding macroeconomic trends. UBS AM’s views on the direction of interest rates, yield curve shape, sectors, and volatility help formulate final portfolio positioning.

After establishing the top-down strategy, the portfolio management team, working closely with UBS AM’s research analysts, uses rigorous credit/structure analysis and relative pricing to choose securities that it believes have superior risk/return characteristics. UBS AM integrates risk management throughout its investment process.

10

UBS Ultra Short Income Fund

UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are described below. Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund’s SAI. Information on how you can obtain the SAI is on the back cover of this prospectus.

Concentration risk. The fund will invest a significant portion of its assets in securities issued by companies in the financial services group of industries or sectors, including US banking, non-US banking, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. As a result, the fund’s performance will be significantly impacted, both positively and negatively, by developments in the financial services sector, and the fund will be more susceptible to such developments than other funds that do not concentrate their investments.

Credit risk. Credit risk is the risk that the issuer of fixed income securities or financial institutions that have entered into repurchase agreements with the fund will not make principal or interest payments when they are due or complete transactions. Even if an issuer or counterparty does not default on a payment, a fixed income security’s value may decline if the market believes that the issuer or counterparty has become less able, or less willing, to make payments on time. Even high quality securities are subject to some credit risk. However, credit risk is greater for lower quality securities. Fixed income securities that are not investment grade, which are commonly known as “junk bonds,” involve high credit risk and are considered speculative. Some of these low quality securities may go into default. Low quality fixed income securities may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price the fund desires.

Derivatives risk. In addition to the risks associated with the underlying assets, reference rates or indices on which derivatives are based, derivatives are subject to risks different from, and possibly greater than, those of direct investments in securities and other instruments. If the investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position had it not entered into the derivatives. While some strategies involving derivatives are designed to protect against the risk of loss, this use of derivatives may also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Gains or losses may be substantial, and in some cases losses may exceed the amount of the fund’s initial investment. In addition, if the fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives also involve the risk of mispricing or other improper valuation; the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness; credit

11

UBS Ultra Short Income Fund

risk; counterparty risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default); liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise close out the derivatives at a favorable price, if at all); and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund’s use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

Financial services sector risk. Investments of the fund in the financial services group of industries or sectors may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes. For example, declining economic and business conditions can disproportionately impact companies in the financial services sector due to increased defaults on payments by borrowers. Interest rate increases can also adversely affect the financial services sector by increasing the cost of capital available for financial services companies. In addition, financial services companies are heavily regulated by governmental entities and, as a result, political and regulatory changes can affect the operations and financial results of such companies, potentially imposing additional costs and possibly restricting the businesses in which those companies may engage.

Floating or variable rate securities risk. Floating or variable rate securities bear interest at rates that are not fixed but that vary with changes in specified market rates or indices. The market value of floating rate and variable rate securities generally fluctuates less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Although floating or variable rate securities are generally less sensitive to interest rate risk than fixed rate securities, they are subject to credit, liquidity and market risk.

Foreign investing risk. The fund may invest in foreign instruments that are denominated in US dollars or hedged to US dollars. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. In addition, there are differences between US and foreign regulatory requirements and market practices.

Interest rate risk. The value of bonds and other fixed income securities generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund’s investments in bonds and other fixed income securities will fall. Duration is a measure of the fund’s exposure to interest rate risk. A longer duration means that the changes in market interest rates will generally have a larger effect on the fund’s market value.

Interest rate risk is the primary source of risk for US government securities and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.

The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and the fund’s investments. A sudden or

12

UBS Ultra Short Income Fund

unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it harder for the fund to sell its money market investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of the fund’s money market securities holdings. A low interest rate environment may pose additional risks to the fund because low yields on the fund’s portfolio holdings may have an adverse impact on the fund’s ability to provide a positive yield to its shareholders, pay expenses out of fund assets, or minimize the volatility of the fund’s NAV per share.

Some corporate and municipal bonds, particularly those issued at relatively high interest rates, provide that the issuer may repay them earlier than the maturity date. The issuers of these bonds are most likely to exercise these “call” provisions if prevailing interest rates are lower than they were when the bonds were issued. The fund then may have to reinvest the repayments at lower interest rates. Bonds subject to call provisions also may not benefit fully from the rise in value that generally occurs for bonds when interest rates fall.

Investments in money market funds risk. The fund may invest in money market funds that either seek to maintain a stable $1 NAV per share (“stable NAV money market funds”) or that have a share price that fluctuates (“variable NAV money market funds”). Although a stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible for the fund to lose money by investing in such a money market fund. Because the share price of a variable NAV money market fund will fluctuate, when the fund sells the shares it owns those shares may be worth more or less than the price the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market funds may offer lower long-term performance than bond investments. Certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums. The fund also is subject to the management fees and/or expenses of underlying money market funds. At the same time, the fund would continue to pay its own management fees and expenses with respect to all of its direct investments.

Liquidity risk. The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund’s value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss, making it more difficult for the fund to meet redemption requests.

13

UBS Ultra Short Income Fund

Management risk. There is the risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results. The investment advisor may be incorrect in its assessment of a particular security or other investment or assessment of market, interest rate or other trends, which can result in losses to the fund.

Market risk. The market value of the fund’s investments may fluctuate as the markets fluctuate. Market risk, sometimes dramatically or unpredictably, may affect a single issuer, industry, section of the economy or geographic region, or it may affect the market as a whole. Volatility of financial markets can expose the fund to greater market risk, possibly resulting in greater illiquidity and valuation risks. Moreover, market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions, including countries and regions in which the fund invests, due to increasingly interconnected global economies and financial markets. Additionally, market conditions and legislative, regulatory, or tax developments may affect the investment techniques available to the investment advisor in connection with managing the fund and may result in increased regulation of the fund or its investments and, in turn, may adversely affect the ability of the fund to achieve its investment objective and the fund’s performance.

Mortgage- and asset-backed securities risk. The fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the fund may reinvest these early payments at lower interest rates, thereby reducing the fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the fund.

Municipal securities risk. Municipal securities are subject to interest rate, credit, illiquidity, market and political risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market, including litigation, the strength of the local or national economy, the issuer’s ability to raise revenues through tax or other means, the bankruptcy of the issuer affecting the rights of municipal securities holders and budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default and bankruptcy during periods of economic stress. In addition, the municipal securities market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal security interest. Similarly, reductions in tax rates may make municipal securities less attractive in comparison to taxable securities. Legislatures also may be unable or unwilling to appropriate funds needed to pay municipal security obligations. These events can cause the value of the municipal securities held by the fund to fall. In addition, third-party credit quality or liquidity enhancements are frequently a characteristic of the structure of certain types of municipal securities.

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UBS Ultra Short Income Fund

Problems encountered by such third-parties (such as issues negatively impacting a municipal security insurer or bank issuing a liquidity enhancement facility) may negatively impact a municipal security even though the related municipal issuer is not experiencing problems. Municipal bonds secured by revenues from public housing authorities may be subject to additional uncertainties relating to the possibility that proceeds may exceed supply of available mortgages to be purchased by public housing authorities, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow.

NAV risk. The fund is not a money market fund, does not attempt to maintain a stable NAV, and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the fund’s investments would be more susceptible than a money market fund’s investments to interest rate risk, valuation risk, credit risk, and other risks relevant to the fund’s investments. The fund’s NAV per share will fluctuate.

New fund risk. The fund is new with limited operating history. As a result, prospective investors have a limited track record on which to base their investment decisions, and the fund’s performance may not reflect how the Fund may perform over the long term once its strategies have been fully implemented. In addition, there can be no assurance that the fund will maintain an economically viable size.

Prepayment risk. Payments on bonds and other fixed income securities that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, the fund may need to reinvest these early payments at those lower interest rates, thus reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment.

Sovereign debt risk: Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the fund may have limited legal recourse in the event of a default.

US government securities risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US; (2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. In some cases, there is even the risk of default. For example, for mortgage-backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government

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UBS Ultra Short Income Fund

will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US government may default on payments on certain US government securities, including those held by the fund, which could have a material negative impact on the fund.

Valuation risk. During periods of reduced market liquidity or in the absence of readily available market quotations for securities or instruments in the fund’s portfolio, the ability of the fund to value the fund’s investments becomes more difficult and the judgment of the fund’s investment advisor may play a greater role in the valuation of the fund’s investments due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the fund to accurately assign a daily value to such investments.

Variable rate demand obligations risk. Variable rate demand obligations are floating rate securities that combine an interest in a long-term bond, such as municipal debt, with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the fund may lose money. The absence of an active secondary market for certain variable and floating rate obligations could make it difficult to dispose of these instruments, which could result in a loss.

Zero coupon securities risk. Zero coupon securities are securities on which no periodic interest payments are made but instead are sold at a deep discount from their face value. Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the value of zero coupon securities generally rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value generally falls more dramatically.

Additional (non-principal) risks

LIBOR replacement risk. Certain variable- and floating-rate debt securities that the fund may invest in are subject to rates that are tied to an interest rate, such as the London Interbank Offered Rate (“LIBOR”). In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the fund’s investments resulting from a substitute reference rate may also adversely affect the fund’s performance and/or net asset value.

High yield securities (“junk bonds”) risk. National rating agencies typically rate bonds and other fixed income securities. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., lower than Baa3/BBB- and their unrated equivalents) are typically in poorer financial health, and lower-rated securities and their unrated equivalents may be (1) subject to a greater risk of loss of

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UBS Ultra Short Income Fund

principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. High yield securities are particularly sensitive to interest rates, and the prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. In addition, high yield securities are often thinly traded and may be more difficult to sell and value accurately than higher rated fixed income securities of a similar maturity.

Securities lending risk. Securities lending involves the lending of portfolio securities owned by the fund to qualified broker-dealers and financial institutions.

When lending portfolio securities, the fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although the fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the fund. In addition, in the event of bankruptcy of the borrower, the fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the fund’s lending agent.

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UBS Ultra Short Income Fund

Managing your fund account

Flexible pricing

The fund offers one class of shares in this prospectus—Class I. (Class A and P shares of the fund are offered in a separate prospectus.) Class I shares are available only to certain types of investors. Investments must be denominated in US dollars.

Class I shares

Shareholders pay no front-end or deferred sales charges on Class I shares. Only specific types of investors can purchase Class I shares.

The following investors are eligible to purchase Class I shares:

•	Shareholders who invest a minimum initial amount of $10 million in the fund;

•	Foundations, endowments and religious and other charitable organizations described in Section 501(c) of the Internal Revenue Code that invest a minimum initial amount of $2,500,000 in the fund; and

•

Employees of UBS AM or UBS AM (US) (or certain other affiliated entities) as long as the employee establishes an account in his or her name directly at the fund’s transfer agent and purchases a minimum initial amount of $10,000.

UBS AM (US) may waive the investment minimum in its discretion. The fund may change its minimum investment requirements at any time.

If your fund account balance has fallen below $10 million, or $2.5 million with respect to foundations, endowments and religious and other charitable organizations described in Section 501(c) of the Internal Revenue Code, UBS AM reserves the right to reject your purchase order to add to the account unless the account balance will be at least $10 million, or $2.5 million, respectively, after that purchase.

Class I shares do not pay ongoing 12b-1 distribution or service fees.

Buying shares

You can buy fund shares through a financial intermediary with which UBS AM (US) has a dealer agreement or through the fund’s transfer agent as described below.

The fund and UBS AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Additional compensation to financial institution(s)

UBS AM (US) or UBS AM may pay compensation, out of UBS AM’s profits and not as an additional charge to the fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares. These payments are often referred to as “revenue sharing.” Revenue sharing payments are paid in addition to any record keeping or sub-transfer agency fees payable by the fund, or other fees described in the fee tables or elsewhere in the prospectus or SAI. Revenue sharing payments are paid from UBS AM’s own resources and not as an additional charge to the fund.

The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of

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UBS Ultra Short Income Fund

the fund attributable to the financial institution, or other factors as agreed to by UBS AM and the financial institution or any combination thereof. The amount of the revenue share may be different for different financial institutions. For specific information about revenue sharing arrangements for a particular financial institution please also see the SAI.

In some circumstances, revenue sharing payments may create an incentive for a financial institution, its employees or associated persons to recommend or sell shares of the fund to you. You should consult with a representative from the intermediary and review carefully any disclosure by the financial institution as to compensation received.

Minimum investments:

Class I Shares:

To open an account	$10,000,000
To add to an account	$0

The fund may waive or reduce/change these amounts for (or as otherwise noted in the prospectus):

•	Employees of UBS AM or its affiliates; or

•	Participants in certain unaffiliated investment programs.

UBS AM (US) may waive the investment minimum in its discretion. The fund may change its minimum investment requirements at any time.

Selling shares

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A (offered in a separate prospectus with Class P shares), then Class P (offered in a separate prospectus with Class A shares) and last, Class I. If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. Also, if conditions exist that make cash payments undesirable, the fund reserves the right to honor any request for redemption by making payment in whole or in part in securities, to the extent permitted under applicable law. Additional information is available in the SAI.

If you hold your shares through a financial intermediary, you can sell shares by contacting your intermediary. The fund typically expects to pay sale proceeds to redeeming shareholders within 1-2 business days following receipt of a shareholder redemption order for those payments made to your account held with a financial institution; however, the fund may take up to 7 business days to pay sale proceeds. For sale proceeds that are paid directly to a shareholder by the fund, the fund typically expects to pay sales proceeds by wire, ACH, or mailing a check to redeeming shareholders within 1 business day following receipt of the shareholder redemption order; however, the fund may take up to 7 days to pay sale proceeds.

If you purchased shares through the fund’s transfer agent, you may sell them as explained below. The fund typically expects to pay sale proceeds by wire, ACH, or mailing a check, to redeeming shareholders within 1 business day following receipt of a shareholder redemption order; however, the fund may take up to 7 days to pay sale proceeds.

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more

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UBS Ultra Short Income Fund

within 60 days. The fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund’s net asset value.

Typically, redemptions of fund shares will be made by the fund wiring cash payments or deposits into your account. The fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. On a less regular basis, the fund may also draw on a bank line of credit to meet redemption requests. Although not routinely used by the fund, the fund reserves the right to pay proceeds “in kind” (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect the fund’s operations or in particularly stressed market conditions. In these cases, you might incur transaction costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.

Transfer agent

If you wish to invest in the fund or another one of the Family Funds through the fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check, to the transfer agent.

You may also sell your shares by writing to the fund’s transfer agent. Your letter must include:

•	Your name and address;

•	Your account number;

•	The name of the fund whose shares you are selling;

•	The dollar amount or number of shares you want to sell; and
•

A guarantee of each registered owner’s signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares through the transfer agent, should be mailed to:

BNY Mellon Investment Servicing (US) Inc.

UBS Asset Management

P.O. Box 9786

Providence, RI 02940

You do not have to complete an application when you make additional investments in the same fund.

Different procedures may apply to investments through the transfer agent by UBS AM (US) and UBS AM employees or members of (and nominees to) the board of directors/trustees (and former board members who retired from such boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serves as principal underwriter.

Unless you specifically elect otherwise, you will receive telephone privileges when you open your account, allowing you to obtain your account information, and conduct a number of transactions by phone, including: buy, sell, or exchange shares of the fund; use electronic funds transfer or wire to buy or sell shares of the fund; change your address; and add or change account services by calling 1-800-647 1568.

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UBS Ultra Short Income Fund

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request account information and also may record calls to help safeguard your account, keep your account information confidential and verify the accuracy of your confirmation statements immediately after you receive them.

Contact us immediately if you believe someone has obtained unauthorized access to your account. Certain methods of contacting us (such as by phone) may be unavailable or delayed during periods of unusual market activity. If you have telephone privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing.

Note that telephone privileges may not be available to all Family Funds. The fund may modify, suspend or terminate telephone privileges at any time. For more information, you should contact your investment professional or call 1-800-647 1568.

Transfer of accounts limitations

If you hold your shares with a securities firm, please note that if you change securities firms, you may not be able to transfer your fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the fund’s principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the fund’s transfer agent, BNY Mellon. Please contact your financial intermediary, for information on how to transfer your shares to the fund’s transfer agent. If you transfer your shares to the fund’s transfer agent, the fund’s principal underwriter may be named as the dealer of record, and you will receive ongoing account statements from BNY Mellon.

Should you have any questions regarding the portability of your fund shares, please contact your financial intermediary.

Additional information about your account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the fund may not be able to maintain your account. If the fund is unable to verify your identity (or that of another person(s) authorized to act on your behalf) within a reasonable time, the fund and UBS AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. If we decide to close your account for this reason, your fund shares will be redeemed at the net asset value per share next calculated after the account is closed, less any applicable fees. You may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability.

The fund may suspend redemption privileges or postpone the date of payment beyond the same or next business day (1) for any period (a) during which the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the value of its net assets; (3) for such other periods as the US Securities and Exchange Commission (“SEC”) may by order permit for the protection of security holders

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UBS Ultra Short Income Fund

of the fund; or (4) to the extent otherwise permitted by applicable laws and regulations.

Market timing

Frequent purchases and redemptions of fund shares could increase the fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund’s portfolio, which could impact the fund’s performance. However, it is anticipated that the fund may generally be used by investors for short-term investments. These investors value the ability to add and withdraw their funds quickly, without restriction. UBS AM (US) anticipates that shareholders may purchase and sell fund shares frequently, but also believes that the fund is unlikely to be a target of abusive trading practices. For these reasons, the fund’s board has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares. However, because frequent trading by shareholders can disrupt management of the fund and raise its expenses, UBS AM reserves the right to reject any request for a purchase or exchange if deemed to be used as a tool for market-timing, and may bar a shareholder who trades excessively from making further purchases for an indefinite period.

Other longer-term funds that are managed by UBS AM have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedures for these funds, please see the funds’ prospectuses.

Pricing and valuation

The price at which you may buy or sell fund shares is based on net asset value per share. The fund generally calculates its net asset value on days that the NYSE is open. The fund calculates its net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. To the extent that the fund’s assets are traded in other markets on days when the NYSE is not open, the value of the fund’s assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund’s net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Your price for buying or selling shares will be based on the net asset value that is next calculated after the fund receives your order in good form. If you place your order on a day the NYSE is not open, your price for buying, selling, or exchanging shares will be based on the net asset value that is calculated on the next day that the NYSE is open. If you place your order through a financial intermediary, your financial intermediary is responsible for making sure that your order is promptly sent to the fund.

The fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers.

Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in

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UBS Ultra Short Income Fund

determining the valuation of the portfolio securities or instruments. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the board.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the fund’s custodian and accounting agent. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are normally valued at the last bid price on the valuation date available prior to valuation. Securities and instruments that are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The board has delegated to UBS AM’s Equities, Fixed Income, and Multi-Asset Valuation Committee the responsibility for making fair value determinations with respect to the fund’s portfolio holdings. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circum-

stances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; Section 4(a)(2) commercial paper; securities or instruments that are restricted as to transfer or resale; illiquid instruments; and instruments for which the prices or values available do not, in the judgment of UBS AM, represent current market value. The need to fair value the fund’s portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price.

Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

The fund expects to price certain of its portfolio holdings based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities or other instruments being valued at a price different from the price that would have been determined had the evaluation or formula method not been

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UBS Ultra Short Income Fund

used. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. If the fund concludes that a market quotation is not readily available for a portfolio security or instrument for any number of reasons, including the occurrence of a “significant event” (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the fund will use fair value methods to reflect those events. This policy is intended to assure that the fund’s net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. The fund may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures contracts. If a security or instrument is valued at a “fair value,” that value is likely to be different from the last quoted market price for the security or instrument. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS AM, the investment advisor of the fund.

Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the fund could obtain the fair value assigned to a security or instrument if it were to sell the security or instrument at approximately the time at which the fund determines its net asset value per share. As a result, the fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The fund may invest in securities or instruments that trade primarily in foreign markets that trade on weekends or other days on which the fund does not calculate its net asset value. As a result, the fund’s net asset value may change on days when you will not be able to buy and sell your fund shares. Certain securities or instruments in which the fund may invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the fund’s net asset value. However, if the fund determines that such developments are so significant that they will materially affect the value of the fund’s securities or instruments, the fund may adjust the previous closing prices to reflect what the board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps and other OTC derivatives are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the board.

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UBS Ultra Short Income Fund

The fund’s portfolio holdings may also consist of shares of other investment companies in which the fund invests. The value of each such open-end investment company will generally be its net asset value at the time the fund’s shares are priced. The value of closed-end investment company securities and shares of ETFs will generally be market price. Pursuant to the fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. Each investment company generally values securities and other instruments in a manner as described in that investment company’s prospectus or similar document.

Management

Investment advisor

UBS Asset Management (Americas) Inc. (“UBS AM”) is the fund’s investment advisor and administrator. UBS AM is a Delaware corporation with its principal business offices located at One North Wacker Drive, Chicago, IL 60606 and at 1285 Avenue of the Americas, New York, NY 10019-6028. UBS AM is an investment advisor registered with the SEC. UBS AM is an indirect asset management subsidiary of UBS Group AG (“UBS”). As of June 30, 2019, UBS AM had approximately $181.6 billion in assets under management. UBS AM is a member of the UBS Asset Management Division, which had approximately $831.2 billion in assets under management worldwide as of June 30, 2019. UBS is an internationally diversified organization headquartered in Zurich, Switzerland with operations in many areas of the financial services group of industries.

Portfolio managers

UBS AM’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class.

Robert Sabatino, David Walczak, David Rothweiler, and James Law are the portfolio managers for the fund. As portfolio managers, Messrs. Sabatino, Walczak, Rothweiler, and Law have responsibility for managing the fund’s day-to-day investment operations and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objective.

Mr. Sabatino is a Vice President of UBS Series Funds (since 2001) and a managing director (since 2010) (prior to which he was an executive director (from 2007 to 2010)), head of global liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Liquidity Management team (since 2001).

Mr. Walczak is a Vice President of UBS Series Funds and an executive director (since 2016), head of US money markets (since 2015) and portfolio manager of UBS AM—Liquidity Management team (since 2007).

Mr. Rothweiler is an executive director (since 2018) and senior portfolio manager of US ultra short, short duration, and intermediate portfolios (since 2004) for UBS AM.

Mr. Law is a managing director (since 2011), head of enhanced cash and short duration (since 2008), and a portfolio manager with UBS AM (since 1999).

The SAI provides additional information about the compensation of, and any other accounts managed by, and any fund shares held by, Messrs. Sabatino, Walczak, Rothweiler, and Law.

Advisory and administration fees

The fund pays UBS AM a contractual advisory fee of 0.20% of the fund’s average daily net assets. The fund also pays UBS AM an administration fee of 0.10% of the fund’s average daily net assets.

25

UBS Ultra Short Income Fund

UBS AM received an effective fee of 0.13% of the average daily net assets of the fund for its services in the fund’s last fiscal period May 29, 2018 (commencement of operations) to April 30, 2019. The effective fee for the fund reflects voluntary waivers that were implemented in addition to the contractual fee waiver arrangements that capped the fund’s ordinary operating expenses at 0.23% for Class I shares through August 31, 2019. A discussion regarding the basis for the board’s approval of the fund’s Investment Advisory and Administration Contract with UBS AM is available in the fund’s semiannual report to shareholders for the fiscal period ended October 31, 2018.

Other information

To the extent authorized by law, the fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or its classes of shares or cease operations and liquidate. The fund also reserves the right, without shareholder approval, to convert to a master-feeder structure in which the fund as a “feeder fund” invests all of its assets in a “master fund,” which would have the same investment objective.

UBS AM is the fund’s manager and primary provider of investment advisory services. Although the fund has no intention of engaging subadvisors at this time, the fund may operate under an exemptive order from the SEC to permit UBS AM, subject to the review and approval of the board of UBS Series Funds, to select subadvisors and recommend their hiring, termination and replacement and to enter into and materially amend subadvisory contracts between UBS AM and the subadvisors without obtaining shareholder approval. Shareholders would be notified of the engagement of any subadvisors.

Dividends and taxes

Dividends

The fund declares dividends daily and pays them monthly. Dividends accrued during a given month are paid on the first business day of the next month or upon the sale of all the fund shares in a shareholder’s account. The fund may distribute all or a portion of its capital gains (if any) to the extent required to ensure that the fund maintains its federal tax law status as a regulated investment company.

Classes with higher expenses are expected to have lower dividends. For example, Class A shares (offered in a separate prospectus with Class P shares) are expected to have the lowest dividends of the fund’s shares, while Class I shares are expected to have the highest.

You will receive dividends in additional shares of the same class unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your financial intermediary (or the fund’s transfer agent if you invested in the fund through its transfer agent). Distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 of the year in which they were declared.

Taxes

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax before you receive distributions from the account or plan.

26

UBS Ultra Short Income Fund

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. The gain will be taxed at the long-term capital gains rate (discussed below) if you hold your shares for more than one year. Otherwise the gain is short-term capital gain which is generally taxed as ordinary income.

Fund dividends derived from investment income (other than qualifying dividends, discussed below) are generally taxable to you as ordinary income. Fund distributions of gains are treated as long-term capital gains to the extent the fund derives long-term capital gains and are treated as ordinary income to the extent the fund derives short-term capital gains. The fund will send you a tax report annually summarizing the amount of and the tax aspects of your distributions.

The maximum individual rate applicable to qualifying dividends on certain corporate stock and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to non-US shareholders. A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of fund shares you sell or redeem but also their cost basis for such shares. Cost basis will be calculated using the fund’s default method of average cost, unless you instruct the fund to use a different available calculation method. If you hold your shares through a financial intermediary you should contact such financial intermediary with respect to reporting of cost basis and available elections for your account.

If you have not provided complete and correct taxpayer identification to us or if you are subject to “backup withholding,” by law we must withhold 24% of your distributions and redemption proceeds to pay US federal income taxes.

Taxable distributions to non-residents are generally expected to be subject to a 30% withholding tax. Distributions to non-residents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for a possible exemption is not expected to be available.

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the fund’s SAI.

Disclosure of portfolio holdings

The fund will generally post on UBS AM’s website at www.ubs.com/usshortduration, its full portfolio holdings and the percentage that each of these holdings represents of the fund’s total assets, as of the most recent calendar-month end, on or about 10 days after the end of the calendar month.

27

UBS Ultra Short Income Fund

The fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N-CSR. The Forms N-CSR are available on the SEC’s website at http://www.sec.gov. Additionally, you may obtain copies of annual and semiannual reports to shareholders from the fund upon request by calling 1-800-647 1568. The annual and semiannual reports for the fund will also be posted on the fund’s website at www.ubs.com/usshortduration. Please consult the fund’s SAI for a description of the policies and procedures that govern disclosure of the fund’s portfolio holdings.

28

UBS Ultra Short Income Fund

Financial highlights

The following financial highlights table is intended to help you understand the fund’s financial performance for the period since it commenced operations on May 29, 2018 through April 30, 2019. Certain information reflects financial results for a single fund share. In the table, “total investment return” represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

The information in the financial highlights has been derived from the financial statements audited by

Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report to shareholders. The annual report may be obtained without charge by calling 1-800-647 1568.

Selected data for a share of beneficial interest outstanding throughout the period indicated is presented below:

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UBS Ultra Short Income Fund

Financial highlights (concluded)

Class I
For the period from May 29, 2018[1] to April 30, 2019
Net asset value, beginning of period	$10.00
Net investment income[2]	0.22
Net realized and unrealized loss	(0.00)[3,7]
Net increase from operations	0.22
Dividends from net investment income	(0.23)
Net asset value, end of period	$9.99
Total investment return[4]	2.26%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.38%[5,6]
Expenses after fee waivers and/or expense reimbursements	0.16%[5,6]
Net investment income	2.42%[5]
Supplemental data:
Net assets, end of period (000’s)	$675
Portfolio turnover	12%

[1]	Commencement of operations.
[2]	Calculated using the average shares method.
[3]

The amount of net realized and unrealized loss per share does not correspond with the net realized and unrealized gain reported within the Statement of changes in the fund’s annual financial statements for the period ended April 30, 2019 due to the timing of purchases and redemptions of fund shares and fluctuating market values.

[4]

Total investment return is calculated assuming a $10,000 investment on the first day of the period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of the period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

[5]	Annualized.
[6]	Includes interest expense representing less than 0.005%.
[7]	Amount represents less than $0.005 per share.

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If you want more information about the fund, the following documents are available free upon request:

Annual/semiannual reports

Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders.

Statement of additional information (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund’s annual and semiannual reports and the SAI by contacting the fund directly at 1-800-647 1568. The fund’s annual and semiannual reports and its SAI will also be posted on the UBS website at the following internet address: www.ubs.com/usshortduration

You may also request other information about the fund and make shareholder inquiries via this number above.

You can get copies of reports and other information about the fund:

•	For a fee, by electronic request at publicinfo@sec.gov; or

•	Free, from the EDGAR Database on the SEC’s Internet website at: http://www.sec.gov.

©UBS 2019. All rights reserved.

UBS Series Funds—UBS Ultra Short Income Fund

Investment Company Act File No. 811-08767

UBS Asset Management (Americas) Inc.

is a subsidiary of UBS AG

S1688

UBS Ultra Short Income Fund

Prospectus  |  August 28, 2019

UBS Ultra Short Income Fund

Prospectus | August 28, 2019

Includes:

•	Class A: USIAX
•	Class P: USIPX

This prospectus offers Class A and Class P shares of UBS Ultra Short Income Fund. Each class has different ongoing expenses. Class P shares are available only to certain types of investors.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund’s shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

This fund is not a money market fund and should not be considered to be a money market fund or the equivalent of a money market fund. UBS Asset Management (US) Inc. (“UBS AM (US)”) offers money market funds that are advised by UBS Asset Management (Americas) Inc. Please contact UBS AM (US) if you are interested in investing in money market funds.

Not FDIC Insured. May lose value. No bank guarantee.

The fund is not a complete or balanced investment program.

2

UBS Ultra Short Income Fund

Summary

Investment objective

To provide current income while seeking to maintain low volatility of principal.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the fund are available in classes other than Class P that have different fees and expenses.

Shareholder fees (fees paid directly from your investment)

	Class A		Class P
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None		None
Maximum deferred sales charge (load) (as a % of the lesser of the offering or the redemption price)	None	[1]	None
Exchange fee	None		None
[1]

Shares of the fund acquired through the exchange of shares of another Family Fund (“Family Funds” include PACE® Select funds, series of The UBS Funds and other funds for which UBS Asset Management (US) Inc. serves as principal underwriter) may be subject to a deferred sales charge if you later sell the fund shares acquired in the exchange, based on the terms of the shares of the Family Fund you originally held.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class P
Management fees	0.20%	0.20%
Distribution and/or service (12b-1) fees	0.10	None
Other expenses (includes administration fee of 0.10%)[1]	0.17	0.19
Total annual fund operating expenses	0.47	0.39
Management fee waiver/expense reimbursements[2]	0.12	0.14
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	0.35	0.25
[1]	“Other expenses” are based on estimated amounts for the current fiscal year.
[2]

The fund and UBS Asset Management (Americas) Inc. (“UBS AM”) have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fee and/or reimburse expenses so that the fund’s ordinary total operating expenses of each class through August 31, 2020 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.35% for Class A and 0.25% for Class P. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund’s expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund’s board at any time and also will terminate automatically upon the expiration or termination of the fund’s advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM’s three year recoupment rights will survive.

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Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$36	$139	$251	$580
Class P	$26	$111	$205	$479
*	Except that the expenses reflect the effects of the fund’s fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal period May 29, 2018 (commencement of operations) to April 30, 2019, the fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal strategies

Principal investments

Under normal circumstances, the fund invests in fixed income securities and money market instruments. The fund’s investments in securities may include, but are not limited to, government obligations including agencies, debt issued by government-sponsored and supranational entities, as well as municipal securities, corporate debt, mortgage-backed, asset-backed, and inflation-linked securities. Investments in money market instruments may include, but are not limited to, commercial paper (including asset-backed commercial paper), certificates of deposit, notes, time deposits, repurchase agreements and other money market securities. The fund may invest in money market funds, including those advised by UBS Asset Management (Americas) Inc. (“UBS AM”), the fund’s investment advisor.

The fund may invest in securities of any maturity, but will generally limit its weighted average portfolio duration to one year or less.

The fund normally invests in investment grade securities. Investment grade securities possess a minimum rating of Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- by Standard & Poor’s Financial Services LLC (“S&P”) or Fitch Ratings, Inc. (“Fitch”) for long-term ratings and/or equivalent short-term ratings, comparably rated by another nationally recognized statistical rating organization, or, if unrated, are determined by UBS AM to be of comparable quality. The fund may at times hold securities rated below-investment-grade if the rating for a security held by the fund is subsequently reduced to below-investment-grade (commonly referred to as “junk bonds,” which are considered speculative in nature).

4

The fund’s investments may have all types of interest rate payment and reset terms, including floating or variable rate, zero coupon and other features. In addition, the fixed income securities purchased by the fund may be of US and non-US issuers. The fund’s investments are typically denominated in US dollars or hedged to US dollars.

The fund will, under normal circumstances, invest more than 25% of its total assets in the financial services group of industries.

The fund may engage in derivatives transactions; however, it is not a principal strategy of the fund. Derivatives instruments such as futures, forwards, options, and/or swaps may be used for risk management purposes or as part of the fund’s investment strategies.

The fund is not a money market fund and does not seek to maintain a stable net asset value (“NAV”). The fund should not be considered to be a money market fund or the equivalent of a money market fund.

Management process

UBS AM acts as the investment advisor to the fund, and makes the fund’s investment decisions. UBS AM selects investments for the fund based on a rigorous valuation and research framework, combining top-down macroeconomic and quantitative research with issuer level credit analysis. This dynamic approach allows UBS AM to exploit diversified sources of return, which UBS AM believes is key to delivering consistent performance over time.

The top-down process involves formulation of broad investment views and views regarding macroeconomic trends. UBS AM’s views on the direction of interest rates, yield curve shape, sectors, and volatility help formulate final portfolio positioning.

After UBS AM establishes the top-down strategy, the portfolio management team, working closely with UBS AM’s research analysts, builds portfolios that combines top-down allocation targets with bottom-up security specific strategies. Research is a fundamental component of UBS AM’s globally integrated investment platform and consists of top-down macroeconomic analysis as well as bottom-up sector and issuer level research. UBS AM uses rigorous credit/structure analysis and relative pricing to choose securities that it believes have superior risk/return characteristics. The ultimate goal of any purchase decision is to be compensated for a given level of risk. Prudent diversification seeks to ensure an appropriate risk/return relationship. Security selection represents the final level of decision-making in our investment process. UBS AM selects individual securities that it believes will give the portfolio the desired exposures with optimal relative value. UBS AM integrates risk management throughout the investment process.

UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield. The fund may sell investments that UBS AM believes are no longer favorable with regard to these factors or for other reasons.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. The prices for the fund’s shares will fluctuate, and you may lose money by investing in the

5

fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security or financial institutions that have entered into repurchase agreements with the fund are unable or unwilling to meet their financial obligations or complete transactions. This risk is likely greater for lower quality investments than for investments that are higher quality.

Concentration risk: The fund will invest a significant portion of its assets in securities issued by companies in the financial services group of industries or sectors, including US banking, non-US banking, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. Accordingly, the fund will be more susceptible to developments that affect those industries than other funds that do not concentrate their investments.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund’s overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Financial services sector risk: Investments of the fund in the financial services group of industries or sectors may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes.

Floating or variable rate securities risk: Floating or variable rate securities bear interest at rates that are not fixed but that vary with changes in specified market rates or indices. The market value of floating rate and variable rate securities generally fluctuates less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations.

Foreign investing risk: The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because, under normal circumstances, the fund’s foreign investments are typically denominated in US dollars or hedged to US dollars, it generally is not subject to the risk of changes in currency valuations.

6

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve.

Investments in money market funds risk: Certain money market funds may seek to maintain a stable $1 net asset value (“NAV”) per share (“stable NAV money market funds”) or have a share price that fluctuates (“variable NAV money market funds”). Although a stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible to lose money by investing in such a money market fund. Because the NAV of a variable NAV money market fund will fluctuate, when the fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.

Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception. If this happens, the fund’s ability to redeem its shares for cash may be affected.

Mortgage- and asset-backed securities risk: The fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the fund may reinvest these early payments at lower interest rates, thereby reducing the fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the fund.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results.

Market risk: The risk that the market value of the fund’s investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties

7

in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund’s NAV and/or the distributions paid by the fund. Municipalities continue to experience difficulties in the current economic and political environment.

NAV risk: The fund is not a money market fund, does not attempt to maintain a stable NAV, and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the fund’s investments are likely to be more susceptible than a money market fund’s investments to interest rate risk, valuation risk, credit risk, and other risks relevant to the fund’s investments. The fund’s NAV per share will fluctuate.

New fund risk: The fund is new with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions.

Prepayment risk: Payments on bonds and other fixed income securities that are backed by mortgage loans or similar assets may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Sovereign debt risk: Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the fund may have limited legal recourse in the event of a default.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Valuation risk: During periods of reduced market liquidity or in the absence of readily available market quotations the ability of the fund to value the fund’s investments becomes more difficult and the judgment of the fund’s investment advisor may play a greater role in the valuation of the investments due to reduced availability of reliable objective pricing data.

Variable rate demand obligations risk: Variable rate demand obligations are floating rate securities that combine an interest in a long-term bond, such as municipal debt, with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to

8

pay, the fund may lose money. The absence of an active secondary market for certain variable and floating rate obligations could make it difficult to dispose of these instruments, which could result in a loss.

Zero coupon securities risk: Zero coupon securities are securities on which no periodic interest payments are made but instead are sold at a deep discount from their face value. Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the value of zero coupon securities generally rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value generally falls more dramatically.

Performance

There is no performance information quoted for the fund as the fund has not yet operated for a full calendar year as of the date of this prospectus.

Investment advisor

UBS AM serves as the investment advisor to the fund.

Portfolio managers

Robert Sabatino, Vice President of UBS Series Funds, David Walczak, Vice President of UBS Series Funds, David Rothweiler, and James Law, are jointly and primarily responsible for the day-to-day management of the fund and have been portfolio managers of the fund since commencement of operations.

Purchase & sale of fund shares

Shares can be purchased and redeemed on any business day on which the New York Stock Exchange is open. You may purchase, redeem or exchange shares of the fund through a financial advisor or through a financial intermediary. In general, the minimum initial investment is $1,000 for Class A and Class P shares. Class P shares are available only to certain types of investors.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

9

UBS Ultra Short Income Fund

More information about the fund

Investment objective

The fund’s investment objective is to provide current income while seeking to maintain low volatility of principal.

The fund’s investment objective is “non-fundamental.” This means that it may be changed by the fund’s board of trustees without shareholder approval.

Principal investment strategies

The fund seeks to achieve its investment objective by investing in a diversified portfolio of short duration, high quality money market instruments and other fixed income securities of governmental, municipal and private issuers, which may include short-term obligations of the US government and its instrumentalities; repurchase agreements; obligations of issuers in the financial services group of industries; commercial paper, other corporate obligations, and asset-backed securities; and municipal money market instruments. The fund may invest in the securities of money market funds, including those advised by UBS AM.

The fund may invest in securities of any maturity, but will generally limit its weighted average portfolio duration to one year or less. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. Duration incorporates a bond’s yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure, with a higher duration indicating greater sensitivity to interest rate changes. For example, if a portfolio has a duration of two years, and interest rates increase (fall) by 1%, the portfolio should decline (increase) in value by approximately 2%. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by the fund and, therefore the fund’s exposure to changes in interest rates.

Although the use of derivatives is not a principal strategy of the fund, it may use derivative instruments such as futures, forwards, options, and/or swaps for risk management purposes or as part of the fund’s investment strategies.

The fund may engage in securities lending to the extent permitted by law.

The fund is not a money market fund and does not seek to maintain a stable NAV. As a result, the value of your investment in the fund may change.

Securities selection

UBS Asset Management (Americas) Inc. (“UBS AM”) serves as the fund’s investment advisor. UBS AM’s investment process employs a rigorous valuation and research framework, combining top-down macroeconomic and quantitative research with issuer level credit analysis. This dynamic approach allows UBS AM to exploit diversified sources of return, which UBS AM believes is key to delivering consistent performance over time.

The top-down process involves formulation of broad investment views and views regarding macroeconomic trends. UBS AM’s views on the direction of interest rates, yield curve shape, sectors, and volatility help formulate final portfolio positioning.

After establishing the top-down strategy, the portfolio management team, working closely with UBS AM’s research analysts, uses rigorous credit/structure analysis and relative pricing to choose securities that it believes have superior risk/return

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UBS Ultra Short Income Fund

characteristics. UBS AM integrates risk management throughout its investment process.

UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are described below. Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund’s SAI. Information on how you can obtain the SAI is on the back cover of this prospectus.

Concentration risk. The fund will invest a significant portion of its assets in securities issued by companies in the financial services group of industries or sectors, including US banking, non-US banking, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. As a result, the fund’s performance will be significantly impacted, both positively and negatively, by developments in the financial services sector, and the fund will be more susceptible to such developments than other funds that do not concentrate their investments.

Credit risk. Credit risk is the risk that the issuer of fixed income securities or financial institutions that have entered into repurchase agreements with the fund will not make principal or interest payments when they are due or complete transactions. Even if an issuer or counterparty does not default on a payment, a fixed income security’s value may decline if the market believes that the issuer or counterparty has become less able, or less willing, to make payments on time. Even high quality securities are subject to some credit risk. However, credit risk is greater for lower quality securities. Fixed income securities that are not investment grade, which are commonly known as “junk bonds,” involve high credit risk and are considered speculative. Some of these low quality securities may go into default. Low quality fixed income securities may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price the fund desires.

Derivatives risk. In addition to the risks associated with the underlying assets, reference rates or indices on which derivatives are based, derivatives are subject to risks different from, and possibly greater than, those of direct investments in securities and other instruments. If the investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position had it not entered into the derivatives. While some strategies involving derivatives are designed to protect against the risk of loss, this use of derivatives may also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Gains or losses may be substantial, and in some cases losses may exceed the amount of the fund’s initial investment. In addition, if the fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives also involve the risk of mispricing or other improper valuation; the risk that changes in the

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UBS Ultra Short Income Fund

value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness; credit risk; counterparty risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default); liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise close out the derivatives at a favorable price, if at all); and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund’s use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

Financial services sector risk. Investments of the fund in the financial services group of industries or sectors may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes. For example, declining economic and business conditions can disproportionately impact companies in the financial services sector due to increased defaults on payments by borrowers. Interest rate increases can also adversely affect the financial services sector by increasing the cost of capital available for financial services companies. In addition, financial services companies are heavily regulated by governmental entities and, as a result, political and regulatory changes can affect the operations and financial results of such companies, potentially imposing additional costs and possibly restricting the businesses in which those companies may engage.

Floating or variable rate securities risk. Floating or variable rate securities bear interest at rates that are not fixed but that vary with changes in specified market rates or indices. The market value of floating rate and variable rate securities generally fluctuates less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Although floating or variable rate securities are generally less sensitive to interest rate risk than fixed rate securities, they are subject to credit, liquidity and market risk.

Foreign investing risk. The fund may invest in foreign instruments that are denominated in US dollars or hedged to US dollars. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. In addition, there are differences between US and foreign regulatory requirements and market practices.

Interest rate risk. The value of bonds and other fixed income securities generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund’s investments in bonds and other fixed income securities will fall. Duration is a measure of the fund’s exposure to interest rate risk. A longer duration means that the changes in market interest rates will generally have a larger effect on the fund’s market value.

Interest rate risk is the primary source of risk for US government securities and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.

The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the

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UBS Ultra Short Income Fund

Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and the fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it harder for the fund to sell its money market investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of the fund’s money market securities holdings. A low interest rate environment may pose additional risks to the fund because low yields on the fund’s portfolio holdings may have an adverse impact on the fund’s ability to provide a positive yield to its shareholders, pay expenses out of fund assets, or minimize the volatility of the fund’s NAV per share.

Some corporate and municipal bonds, particularly those issued at relatively high interest rates, provide that the issuer may repay them earlier than the maturity date. The issuers of these bonds are most likely to exercise these “call” provisions if prevailing interest rates are lower than they were when the bonds were issued. The fund then may have to reinvest the repayments at lower interest rates. Bonds subject to call provisions also may not benefit fully from the rise in value that generally occurs for bonds when interest rates fall.

Investments in money market funds risk. The fund may invest in money market funds that either seek to maintain a stable $1 NAV per share (“stable NAV money market funds”) or that have a share price that fluctuates (“variable NAV money market funds”). Although a stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible for the fund to lose money by investing in such a money market fund. Because the share price of a variable NAV money market fund will fluctuate, when the fund sells the shares it owns those shares may be worth more or less than the price the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market funds may offer lower long-term performance than bond investments. Certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums. The fund also is subject to the management fees and/or expenses of underlying money market funds. At the same time, the fund would continue to pay its own management fees and expenses with respect to all of its direct investments.

Liquidity risk. The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund’s value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss, making it more difficult for the fund to meet redemption requests.

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UBS Ultra Short Income Fund

Management risk. There is the risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results. The investment advisor may be incorrect in its assessment of a particular security or other investment or assessment of market, interest rate or other trends, which can result in losses to the fund.

Market risk. The market value of the fund’s investments may fluctuate as the markets fluctuate. Market risk, sometimes dramatically or unpredictably, may affect a single issuer, industry, section of the economy or geographic region, or it may affect the market as a whole. Volatility of financial markets can expose the fund to greater market risk, possibly resulting in greater illiquidity and valuation risks. Moreover, market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions, including countries and regions in which the fund invests, due to increasingly interconnected global economies and financial markets. Additionally, market conditions and legislative, regulatory, or tax developments may affect the investment techniques available to the investment advisor in connection with managing the fund and may result in increased regulation of the fund or its investments and, in turn, may adversely affect the ability of the fund to achieve its investment objective and the fund’s performance.

Mortgage- and asset-backed securities risk. The fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the fund may reinvest these early payments at lower interest rates, thereby reducing the fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the fund.

Municipal securities risk. Municipal securities are subject to interest rate, credit, illiquidity, market and political risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market, including litigation, the strength of the local or national economy, the issuer’s ability to raise revenues through tax or other means, the bankruptcy of the issuer affecting the rights of municipal securities holders and budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default and bankruptcy during periods of economic stress. In addition, the municipal securities market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal security interest. Similarly, reductions in tax rates may make municipal securities less attractive in comparison to taxable securities. Legislatures also may be unable or unwilling to appropriate funds needed to pay municipal security obligations. These events can cause the value of the municipal securities held by the fund to fall. In addition, third-party credit quality or liquidity enhancements are frequently a characteristic of the structure of certain types of municipal securities.

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UBS Ultra Short Income Fund

Problems encountered by such third-parties (such as issues negatively impacting a municipal security insurer or bank issuing a liquidity enhancement facility) may negatively impact a municipal security even though the related municipal issuer is not experiencing problems. Municipal bonds secured by revenues from public housing authorities may be subject to additional uncertainties relating to the possibility that proceeds may exceed supply of available mortgages to be purchased by public housing authorities, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow.

NAV risk. The fund is not a money market fund, does not attempt to maintain a stable NAV, and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the fund’s investments would be more susceptible than a money market fund’s investments to interest rate risk, valuation risk, credit risk, and other risks relevant to the fund’s investments. The fund’s NAV per share will fluctuate.

New fund risk. The fund is new with limited operating history. As a result, prospective investors have a limited track record on which to base their investment decisions, and the fund’s performance may not reflect how the fund may perform over the long term once its strategies are fully implemented. In addition, there can be no assurance that the fund will maintain an economically viable size.

Prepayment risk. Payments on bonds and other fixed income securities that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, the fund may need to reinvest these early payments at those lower interest rates, thus reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment.

Sovereign debt risk: Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the fund may have limited legal recourse in the event of a default.

US government securities risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US; (2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. In some cases, there is even the risk of default. For example, for mortgage-backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if

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UBS Ultra Short Income Fund

it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US government may default on payments on certain US government securities, including those held by the fund, which could have a material negative impact on the fund.

Valuation risk. During periods of reduced market liquidity or in the absence of readily available market quotations for securities or instruments in the fund’s portfolio, the ability of the fund to value the fund’s investments becomes more difficult and the judgment of the fund’s investment advisor may play a greater role in the valuation of the fund’s investments due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the fund to accurately assign a daily value to such investments.

Variable rate demand obligations risk. Variable rate demand obligations are floating rate securities that combine an interest in a long-term bond, such as municipal debt, with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the fund may lose money. The absence of an active secondary market for certain variable and floating rate obligations could make it difficult to dispose of these instruments, which could result in a loss.

Zero coupon securities risk. Zero coupon securities are securities on which no periodic interest payments are made but instead are sold at a deep discount from their face value. Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the value of zero coupon securities generally rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value generally falls more dramatically.

Additional (non-principal) risks

High yield securities (“junk bonds”) risk. National rating agencies typically rate bonds and other fixed income securities. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., lower than Baa3/BBB- and their unrated equivalents) are typically in poorer financial health, and lower-rated securities and their unrated equivalents may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. High yield securities are particularly sensitive to interest rates, and the prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. In addition, high yield securities are often thinly traded and may be more difficult to sell and value accurately than higher rated fixed income securities of a similar maturity.

LIBOR replacement risk. Certain variable- and floating-rate debt securities that the fund may invest in are subject to rates that are tied to an interest rate, such as the London Interbank Offered Rate (“LIBOR”). In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021.

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UBS Ultra Short Income Fund

There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the fund’s investments resulting from a substitute reference rate may also adversely affect the fund’s performance and/or net asset value.

Securities lending risk. Securities lending involves the lending of portfolio securities owned by the fund to qualified broker-dealers and financial institutions. When lending portfolio securities, the fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although the fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the fund. In addition, in the event of bankruptcy of the borrower, the fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the fund’s lending agent.

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UBS Ultra Short Income Fund

Managing your fund account

Flexible pricing

The fund offers two classes of shares in this prospectus—Class A and Class P. (Class I shares of the fund are offered in a separate prospectus.) Class P shares are available only to certain types of investors. Investments must be denominated in US dollars.

The fund has adopted a rule 12b-1 plan for its Class A shares that allows it to pay service fees for the sale of its shares and services provided to shareholders.

Class A shares

Shareholders pay no front-end or deferred sales charges on Class A shares. Class A shares pay an annual 12b-1 service fee of 0.10% of average net assets.

If you intend to purchase more than $10 million of Class A shares, you should instead purchase Class I shares (offered in a separate prospectus), which have lower ongoing expenses, if available through your intermediary. Similarly, if you qualify to purchase Class P shares, you should instead purchase them as they have lower ongoing expenses than Class A shares.

Class P shares

Shareholders pay no front-end or deferred sales charges on Class P shares. UBS AM (US), the principal underwriter of the fund, may make payments out of its own resources to certain affiliated dealers (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers in UBS AM (US)’s sole discretion. Only specific types of investors can purchase Class P shares.

The following investors are eligible to purchase Class P shares:

•	Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

•	Retirement plan platforms/programs that include fund shares if the platform/program covers plan assets of at least $100 million;

•	Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

•	Banks, registered investment advisors and other financial institutions purchasing fund shares for their clients as part of an advisory program;

•	College savings plans organized under Section 529 of the Internal Revenue Code if shareholder servicing fees are paid exclusively outside of the participating funds;

•	Employees of UBS AM or UBS AM (US) as long as the employee establishes an account in his or her name directly at the fund’s transfer agent and purchases a minimum initial amount of $50,000;

•

Members of (and nominees to) the board of directors/trustees (and former board members who retire from such boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established in his or her name directly at the fund’s transfer agent;

•	Other investors as approved by the fund’s board;

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UBS Ultra Short Income Fund

•

Investors who are clients of a fee-based advisory program, with a financial intermediary that has entered into a dealer agreement with UBS AM (US), including those programs sponsored by UBS AM or its affiliates, and who invest a minimum initial amount of $1,000 (with a minimum subsequent investment of $100), unless waived by agreement or otherwise with UBS AM (US); and

•

Investors transacting in Class P shares available on brokerage platforms of firms acting solely as agent for their customers and that have agreements with the fund’s distributor to offer such shares. An investor transacting on these platforms may be required to pay a commission and/or other forms of compensation to the broker.

Class P shares do not pay ongoing 12b-1 distribution or service fees.

Buying shares

You can buy fund shares through your Financial Advisor at a broker-dealer or other financial institution with which UBS AM (US) has a dealer agreement or through the fund’s transfer agent as described later in this prospectus.

If you wish to invest in other Family Funds (“Family Funds” include PACE® Select funds, series of The UBS Funds and other funds for which UBS AM (US) serves as principal underwriter), you can do so by:

•	Contacting your Financial Advisor (if you have an account at a financial institution that has entered into a dealer agreement with UBS AM (US));

•	Buying shares through the transfer agent as described later in this prospectus; or

•	Opening an account by exchanging shares from another Family Fund.

The fund and UBS AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Selected securities brokers or dealers or other financial institutions, including UBS Financial Services Inc., may charge you a processing fee to confirm a purchase. UBS Financial Services Inc. charges a fee of $5.25 as of the date of this prospectus.

A note about financial intermediary fee based advisory programs—intermediary directed share class conversions

Class A shares of the fund held by a shareholder through a financial intermediary may be converted into Class P shares of the fund at net asset value per share (the “Conversion”). Class A shares may only be converted into Class P shares if the Conversion is made to facilitate the shareholder’s participation in a fee based advisory program and the transaction is recorded by the financial intermediary or the fund’s transfer agent as a share class conversion. To qualify for a Conversion, the shareholder must satisfy the conditions for investing in Class P shares. The timing and implementation of the Conversion are at the discretion of the shareholder’s financial intermediary. Please contact your financial intermediary for more information about a Conversion of shares within your account.

Investors that no longer participate in a fee based advisory program may not buy any additional Class P shares (except through dividend reinvestments) unless the investor’s financial intermediary has an agreement with the fund’s distributor to offer Class P shares on its brokerage platform. Additionally, investors no longer participating in a fee based advisory program may be required by the financial intermediary to convert Class P shares to Class A shares of the fund.

Shareholders converting from Class A shares into Class P shares of the fund will experience lower total

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UBS Ultra Short Income Fund

share class expenses because Class P shares do not pay Rule 12b-1 service fees. It is generally expected that the Conversion will be tax-free for federal income tax purposes, which means former Class A shareholders would not have a taxable gain or loss on the Conversion of their shares to Class P shares.

Please contact your investment professional for further information.

Additional compensation to affiliated broker-dealer. UBS AM (US) may pay its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of fund shares through UBS Financial Services Inc. in consideration of distribution, marketing support and other services:

•

Annual rate of 0.05% (5 basis points) of the value of the net assets invested in the fund to be paid on a quarterly basis (although UBS Financial Services Inc. may choose not to receive such payments, or receive a reduced amount, on assets held in certain types of accounts or wrap fee advisory programs).

UBS Financial Services Inc. charges a minimum of $75,000 per calendar year for distribution, marketing support and other services.

The foregoing payments are made by UBS AM (US) out of its own resources. Such payments are often referred to as “revenue sharing.”

Additional compensation to other financial institution(s)

UBS AM (US) or UBS AM may pay compensation, out of UBS AM’s profits and not as an additional charge to the fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares. These payments are often referred to as “revenue sharing.” Revenue sharing payments are paid in addition to any 12b-1 service fee of the fund, any record keeping or sub-transfer agency fees payable by the fund, or other fees described in the fee tables or elsewhere in the prospectus or SAI. Revenue sharing payments are paid from UBS AM’s own resources and not as an additional charge to the fund.

The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial institution, or other factors as agreed to by UBS AM and the financial institution or any combination thereof. The amount of the revenue share may be different for different financial institutions. For specific information about revenue sharing arrangements for a particular financial institution please also see the SAI.

In some circumstances, revenue sharing payments may create an incentive for a financial institution, its employees or associated persons to recommend or sell shares of the fund to you. You should consult with your Financial Advisor and review carefully any disclosure by the financial institution as to compensation received.

Minimum investments:

Class A shares (except retirement accounts):

To open an account	$1,000
To add to an account	$100

Class A shares (retirement accounts):

To open an account	$250
To add to an account	$25

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UBS Ultra Short Income Fund

Class P Shares:

To open an account	$1,000
To add to an account	$0

(Different minimums may apply to certain Class A purchasers as noted above. Investors may be subject to different/lower minimums for purchases via an automatic investment program offered by a financial intermediary. Investors should discuss investment minimums with their Financial Advisor.)

The fund may waive or reduce/change these amounts for (or as otherwise noted in the prospectus):

•	Employees of UBS AM or its affiliates; or

•	Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the fund’s automatic investment plan.

Selling shares

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class P and last, Class I (offered in a separate prospectus). If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. Also, if conditions exist that make cash payments undesirable, the fund reserves the right to honor any request for redemption by making payment in whole or in part in securities, to the extent permitted under applicable law. Additional information is available in the SAI.

If you hold your shares through a financial institution, you can sell shares by contacting your Financial Advisor. The fund typically expects to pay sale proceeds to redeeming shareholders within 1-2 business days following receipt of a shareholder redemption order for those payments made to your account held with a financial institution; however, the fund may take up to 7 business days to pay sale proceeds.

Securities brokers, dealers or other financial institutions, including UBS Financial Services Inc., may charge a processing fee to confirm a redemption of shares. UBS Financial Services Inc. charges a fee of $5.25 as of the date of this prospectus.

If you purchased shares through the fund’s transfer agent, you may sell them as explained below. The fund typically expects to pay sale proceeds by wire, ACH, or mailing a check, to redeeming shareholders within 1 business day following receipt of a shareholder redemption order; however, the fund may take up to 7 days to pay sale proceeds.

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund’s net asset value.

Typically, redemptions of fund shares will be made by the fund wiring cash payments or deposits into your account. The fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. On a less regular basis, the fund may also draw on a bank line of credit to meet redemption requests. Although not routinely used by the fund, the fund reserves the right to pay proceeds “in kind” (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect the fund’s operations or in particularly stressed market conditions. In these cases, you

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UBS Ultra Short Income Fund

might incur transaction costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.

Exchanging shares

You may exchange Class A shares of the fund for shares of the same class of most other Family Funds which currently offer them. You also may exchange Class P shares for shares of the same class of most other Family Funds, although you may not be able to exchange your shares for Class P shares of the series of PACE Select Advisors Trust until certain operational procedures are implemented by UBS Financial Services, Inc. Please contact your investment professional for more information.

If you were a shareholder of Class A shares of a Family Fund who exchanged your shares for Class A shares of the fund, you may be subject to a deferred sales charge if you later sell the fund shares you acquired in the exchange, based on the terms of the Class A shares of the Family Fund you originally held. The fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares of the fund for shares of a Family Fund. Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund. Further, other Family Funds may have different eligibility requirements for purchase. You may not be able to exchange your shares if you are not eligible to purchase shares of the other Family Fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

If you hold your fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold your fund shares through the fund’s transfer agent, you may exchange your shares as explained below.

Investors exchanging Class P shares on certain brokerage platforms may be subject to commissions or other fees.

A fund may modify or terminate the exchange privilege at any time.

Transfer agent

If you wish to invest in the fund or another one of the Family Funds through the fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check, to the transfer agent.

You may also sell or exchange your shares by writing to the fund’s transfer agent. Your letter must include:

•	Your name and address;

•	Your account number;

•	The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

•	The dollar amount or number of shares you want to sell and/or exchange; and

•	A guarantee of each registered owner’s signature. A signature guarantee may be obtained

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UBS Ultra Short Income Fund

from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent, should be mailed to:

BNY Mellon Investment Servicing (US) Inc.

UBS Asset Management

P.O. Box 9786

Providence, RI 02940

You do not have to complete an application when you make additional investments in the same fund.

Different procedures may apply to investments through the transfer agent by UBS AM (US) and UBS AM employees or members of (and nominees to) the board of directors/trustees (and former board members who retired from such boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serves as principal underwriter.

Unless you specifically elect otherwise, you will receive telephone privileges when you open your account, allowing you to obtain your account information, and conduct a number of transactions by phone, including: buy, sell, or exchange shares of the fund; use electronic funds transfer or wire to buy or sell shares of the fund; change your address; and add or change account services by calling 1-800-647 1568.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request account information and also may record calls to help safeguard your account, keep your account information confidential and verify the accuracy of your confirmation statements immediately after you receive them.

Contact us immediately if you believe someone has obtained unauthorized access to your account. Certain methods of contacting us (such as by phone) may be unavailable or delayed during periods of unusual market activity. If you have telephone privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing.

Note that telephone privileges may not be available to all Family Funds. The fund may modify, suspend or terminate telephone privileges at any time. For more information, you should contact your investment professional or call 1-800-647 1568.

Transfer of accounts limitations

If you hold your shares with UBS Financial Services, Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the fund’s principal underwriter. If you transfer your shares to the fund’s transfer agent, the fund’s principal underwriter may be named as the dealer of record, and you will receive ongoing account statements from BNY Mellon. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the fund’s transfer agent, BNY Mellon.

23

UBS Ultra Short Income Fund

Please contact your broker or Financial Advisor, for information on how to transfer your shares to the fund’s transfer agent. If you transfer your shares to the fund’s transfer agent, the fund’s principal underwriter may be named as the dealer of record, and you will receive ongoing account statements from BNY Mellon.

Should you have any questions regarding the portability of your fund shares, please contact your broker or Financial Advisor.

Additional information about your account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the fund may not be able to maintain your account. If the fund is unable to verify your identity (or that of another person(s) authorized to act on your behalf) within a reasonable time, the fund and UBS AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. If we decide to close your account for this reason, your fund shares will be redeemed at the net asset value per share next calculated after the account is closed, less any applicable fees. You may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability.

The fund may suspend redemption privileges or postpone the date of payment beyond the same or next business day (1) for any period (a) during which the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the value of its net assets; (3) for such other periods as the US Securities and Exchange Commission (“SEC”) may by order permit for the protection of security holders of the fund; or (4) to the extent otherwise permitted by applicable laws and regulations.

Market timing

Frequent purchases and redemptions of fund shares could increase the fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund’s portfolio, which could impact the fund’s performance. However, it is anticipated that the fund may generally be used by investors for short-term investments. These investors value the ability to add and withdraw their funds quickly, without restriction. UBS AM (US) anticipates that shareholders may purchase and sell fund shares frequently, but also believes that the fund is unlikely to be a target of abusive trading practices. For these reasons, the fund’s board has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares. However, because frequent trading by shareholders can disrupt management of the fund and raise its expenses, UBS AM reserves the right to reject any request for a purchase or exchange if deemed to be used as a tool for market-timing, and may bar a shareholder who trades excessively from making further purchases for an indefinite period.

Other longer-term funds that are managed by UBS AM have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedures for these funds, please see the funds’ prospectuses.

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UBS Ultra Short Income Fund

Pricing and valuation

The price at which you may buy, sell or exchange fund shares is based on net asset value per share. The fund generally calculates its net asset value on days that the NYSE is open. The fund calculates its net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. To the extent that the fund’s assets are traded in other markets on days when the NYSE is not open, the value of the fund’s assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund’s net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the fund receives your order in good form. If you place your order on a day the NYSE is not open, your price for buying, selling, or exchanging shares will be based on the net asset value that is calculated on the next day that the NYSE is open. If you place your order through a financial institution, your Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

The fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers.

Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the board.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the fund’s custodian and accounting agent. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are normally valued at the last bid price on the valuation date available prior to valuation. Securities and instruments that are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The board has delegated to UBS AM’s Equities, Fixed Income, and Multi-Asset Valuation Committee the responsibility for making fair value determi-

25

UBS Ultra Short Income Fund

nations with respect to the fund’s portfolio holdings. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; Section 4(a)(2) commercial paper; securities or instruments that are restricted as to transfer or resale; illiquid instruments; and instruments for which the prices or values available do not, in the judgment of UBS AM, represent current market value. The need to fair value the fund’s portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price.

Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

The fund expects to price certain of its portfolio holdings based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities or other instruments being valued at a price different from the price that would have been determined had the evaluation or formula method not been used. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. If the fund concludes that a market quotation is not readily available for a portfolio security or instrument for any number of reasons, including the occurrence of a “significant event” (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the fund will use fair value methods to reflect those events. This policy is intended to assure that the fund’s net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. The fund may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures contracts. If a security or instrument is valued at a “fair value,” that value is likely to be different from the last quoted market price for the security or instrument. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS AM, the investment advisor of the fund.

Valuing securities and other instruments at fair value involves greater reliance on judgment than

26

UBS Ultra Short Income Fund

valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the fund could obtain the fair value assigned to a security or instrument if it were to sell the security or instrument at approximately the time at which the fund determines its net asset value per share. As a result, the fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The fund may invest in securities or instruments that trade primarily in foreign markets that trade on weekends or other days on which the fund does not calculate its net asset value. As a result, the fund’s net asset value may change on days when you will not be able to buy and sell your fund shares. Certain securities or instruments in which the fund may invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the fund’s net asset value. However, if the fund determines that such developments are so significant that they will materially affect the value of the fund’s securities or instruments, the fund may adjust the previous closing prices to reflect what the board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps and other OTC derivatives are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quota-

tions are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the board.

The fund’s portfolio holdings may also consist of shares of other investment companies in which the fund invests. The value of each such open-end investment company will generally be its net asset value at the time the fund’s shares are priced. The value of closed-end investment company securities and shares of ETFs will generally be market price. Pursuant to the fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. Each investment company generally values securities and other instruments in a manner as described in that investment company’s prospectus or similar document.

Management

Investment advisor

UBS Asset Management (Americas) Inc. (“UBS AM”) is the fund’s investment advisor and administrator. UBS AM is a Delaware corporation with its principal business offices located at One North Wacker Drive, Chicago, IL 60606 and at 1285 Avenue of the Americas, New York, NY 10019-6028. UBS AM is an investment advisor registered with the SEC. UBS AM is an indirect asset management subsidiary of UBS Group AG (“UBS”). As of June 30, 2019, UBS AM had approximately $181.6 billion in assets under management. UBS AM is a member of the UBS Asset Management Division, which had approximately $831.2 billion in assets under management worldwide as of June 30, 2019. UBS is an internationally diversified organization headquartered in Zurich, Switzerland with operations in many areas of the financial services group of industries.

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UBS Ultra Short Income Fund

Portfolio managers

UBS AM’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class.

Robert Sabatino, David Walczak, David Rothweiler, and James Law are the portfolio managers for the fund. As portfolio managers, Messrs. Sabatino, Walczak, Rothweiler, and Law have responsibility for managing the fund’s day-to-day investment operations and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objective.

Mr. Sabatino is a Vice President of UBS Series Funds (since 2001) and a managing director (since 2010) (prior to which he was an executive director (from 2007 to 2010)), head of global liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Liquidity Management team (since 2001).

Mr. Walczak is a Vice President of UBS Series Funds and an executive director (since 2016), head of US money markets (since 2015) and portfolio manager of UBS AM—Liquidity Management team (since 2007).

Mr. Rothweiler is an executive director (since 2018) and senior portfolio manager of US ultra short, short duration, and intermediate portfolios (since 2004) for UBS AM.

Mr. Law is a managing director (since 2011), head of enhanced cash and short duration (since 2008), and a portfolio manager with UBS AM (since 1999).

The SAI provides additional information about the compensation of, and any other accounts managed by, and any fund shares held by, Messrs. Sabatino, Walczak, Rothweiler, and Law.

Advisory and administration fees

The fund pays UBS AM a contractual advisory fee of 0.20% of the fund’s average daily net assets. The fund also pays UBS AM an administration fee of 0.10% of the fund’s average daily net assets. UBS AM received an effective fee of 0.13% of average daily net assets of the fund for its services in the fund’s last fiscal period May 29, 2018 (commencement of operations) to April 30, 2019. The effective fee for the fund reflects voluntary waivers that were implemented in addition to the contractual fee waiver arrangements that capped the fund’s ordinary operating expenses at 0.35% for Class A shares and 0.25% for Class P shares through August 31, 2019. A discussion regarding the basis for the board’s approval of the fund’s Investment Advisory and Administration Contract with UBS AM is available in the fund’s semiannual report to shareholders for the fiscal period ended October 31, 2018.

Other information

To the extent authorized by law, the fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or its classes of shares or cease operations and liquidate. The fund also reserves the right, without shareholder approval, to convert to a master-feeder structure in which the fund as a “feeder fund” invests all of its assets in a “master fund,” which would have the same investment objective.

UBS AM is the fund’s manager and primary provider of investment advisory services. Although the fund has no intention of engaging subadvisors at this time, the fund may operate under an exemptive order from the SEC to permit UBS AM, subject to the review and approval of the board of UBS Series Funds to select subadvisors and recommend their

28

UBS Ultra Short Income Fund

hiring, termination and replacement and to enter into and materially amend subadvisory contracts between UBS AM and the subadvisors without obtaining shareholder approval. Shareholders would be notified of the engagement of any subadvisors.

Dividends and taxes

Dividends

The fund declares dividends daily and pays them monthly. Dividends accrued during a given month are paid on the first business day of the next month or upon the sale of all the fund shares in a shareholder’s account. The fund may distribute all or a portion of its capital gains (if any) to the extent required to ensure that the fund maintains its federal tax law status as a regulated investment company.

Classes with higher expenses are expected to have lower dividends. For example, Class A shares are expected to have the lowest dividends of the fund’s shares, while Class I shares (offered in a separate prospectus) are expected to have the highest.

You will receive dividends in additional shares of the same class unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor (or the fund’s transfer agent if you invested in the fund through its transfer agent). Distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 of the year in which they were declared.

Taxes

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax before you receive distributions from the account or plan.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange the fund’s shares for shares of another Family Fund, the transaction will be treated as a sale of the first fund’s shares, and any gain will be subject to federal income tax. The gain will be taxed at the long-term capital gains rate (discussed below) if you hold your shares for more than one year. Otherwise the gain is short-term capital gain which is generally taxed as ordinary income. It is generally expected that Conversions will be tax-free for federal income tax purposes, which means former Class A shareholders would not have a taxable gain or loss on the Conversion of their shares to Class P shares.

Fund dividends derived from investment income (other than qualifying dividends, discussed below) are generally taxable to you as ordinary income. Fund distributions of gains are treated as long-term capital gains to the extent the fund derives long-term capital gains and are treated as ordinary income to the extent the fund derives short-term capital gains. The fund will send you a tax report annually summarizing the amount of and the tax aspects of your distributions.

The maximum individual rate applicable to qualifying dividends on certain corporate stock and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to non-US shareholders. A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the

29

UBS Ultra Short Income Fund

lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of fund shares you sell or redeem but also their cost basis for such shares. Cost basis will be calculated using the fund’s default method of average cost, unless you instruct the fund to use a different available calculation method. If you hold your shares through a financial intermediary you should contact such financial intermediary with respect to reporting of cost basis and available elections for your account.

If you have not provided complete and correct taxpayer identification to us or if you are subject to “backup withholding,” by law we must withhold 24% of your distributions and redemption proceeds to pay US federal income taxes.

Taxable distributions to non-residents are generally expected to be subject to a 30% withholding tax. Distributions to non-residents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for a possible exemption is not expected to be available.

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the fund’s SAI.

Disclosure of portfolio holdings

The fund will generally post on UBS AM’s website at www.ubs.com/usshortduration, its full portfolio holdings and the percentage that each of these holdings represents of the fund’s total assets, as of the most recent calendar-month end, on or about 10 days after the end of the calendar month.

The fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N-CSR. The Forms N-CSR are available on the SEC’s website at http://www.sec.gov. Additionally, you may obtain copies of annual and semiannual reports to shareholders from the fund upon request by calling 1-800-647 1568. The annual and semiannual reports for the fund will also be posted on the fund’s website at www.ubs.com/usshortduration. Please consult the fund’s SAI for a description of the policies and procedures that govern disclosure of the fund’s portfolio holdings.

30

UBS Ultra Short Income Fund

Financial highlights

The following financial highlights tables are intended to help you understand the fund’s financial performance for the period since it commenced operations on May 29, 2018 through April 30, 2019. Certain information reflects financial results for a single fund share. In the tables, “total investment return” represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

The information in the financial highlights has been derived from the financial statements audited by

Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report to shareholders. The annual report may be obtained without charge by calling 1-800-647 1568.

Selected data for a share of beneficial interest outstanding throughout the period indicated is presented below:

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UBS Ultra Short Income Fund

Financial highlights (continued)

Class A
For the period from May 29, 2018[1] to April 30, 2019
Net asset value, beginning of period	$10.00
Net investment income[2]	0.23
Net realized and unrealized loss	(0.01)[3]
Net increase from operations	0.22
Dividends from net investment income	(0.22)
Net asset value, end of period	$10.00
Total investment return[4]	2.35%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.47%[5,6]
Expenses after fee waivers and/or expense reimbursements	0.31%[5,6]
Net investment income	2.48%[5]
Supplemental data:
Net assets, end of period (000’s)	$1,193,910
Portfolio turnover	12%

Class P
For the period from May 29, 2018[1] to April 30, 2019
Net asset value, beginning of period	$10.00
Net investment income[2]	0.24
Net realized and unrealized loss	(0.02)[3]
Net increase from operations	0.22
Dividends from net investment income	(0.23)
Net asset value, end of period	$9.99
Total investment return[4]	2.24%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.39%[5,6]
Expenses after fee waivers and/or expense reimbursements	0.21%[5,6]
Net investment income	2.61%[5]
Supplemental data:
Net assets, end of period (000’s)	$358,489
Portfolio turnover	12%

Footnotes on next page.

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UBS Ultra Short Income Fund

Financial highlights (concluded)

[1]	Commencement of operations.
[2]	Calculated using the average shares method.
[3]

The amount of net realized and unrealized loss per share does not correspond with the net realized and unrealized gain reported within the Statement of changes in the fund’s annual financial statements for the period ended April 30, 2019 due to the timing of purchases and redemptions of fund shares and fluctuating market values.

[4]

Total investment return is calculated assuming a $10,000 investment on the first day of the period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of the period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

[5]	Annualized.
[6]	Includes interest expense representing less than 0.005%.
[7]	Amount represents less than $0.005 per share.

33

If you want more information about the fund, the following documents are available free upon request:

Annual/semiannual reports

Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders.

Statement of additional information (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund’s annual and semiannual reports and the SAI by contacting the fund directly at 1-800-647 1568. The fund’s annual and semiannual reports and its SAI will also be posted on the UBS website at the following internet address: www.ubs.com/usshortduration

You may also request other information about the fund and make shareholder inquiries via this number above.

You can get copies of reports and other information about the fund:

•	For a fee, by electronic request at publicinfo@sec.gov; or

•	Free, from the EDGAR Database on the SEC’s Internet website at: http://www.sec.gov.

©UBS 2019. All rights reserved.

UBS Series Funds—UBS Ultra Short Income Fund

Investment Company Act File No. 811-08767

UBS Asset Management (Americas) Inc.

is a subsidiary of UBS AG.

S1687

UBS Ultra Short Income Fund

Prospectus  |  August 28, 2019

Money Market Funds

Statement of Additional Information  |  August 28, 2019

1285 Avenue of the Americas

New York, New York 10019-6028

Includes:

•	UBS Select Prime Institutional Fund
•	UBS Select Government Institutional Fund
•	UBS Select Treasury Institutional Fund
•	UBS Select Prime Preferred Fund
•	UBS Select Government Preferred Fund
•	UBS Select Treasury Preferred Fund
•	UBS Select Prime Investor Fund
•	UBS Select Government Investor Fund
•	UBS Select Treasury Investor Fund
•	UBS Select Government Capital Fund
•	UBS Select Treasury Capital Fund
•	UBS Prime Reserves Fund
•	UBS Tax-Free Reserves Fund
•	UBS Prime Preferred Fund
•	UBS Tax-Free Preferred Fund
•	UBS Prime Investor Fund
•	UBS Tax-Free Investor Fund

The seventeen funds named above (together, the “funds”) are diversified series of UBS Series Funds (formerly known as UBS Money Series) (the “Trust”), a professionally managed open-end investment company. Each fund is a “feeder fund” that invests all of its assets in a corresponding master fund (each, a “master fund”) with the same objective as the fund.

UBS Asset Management (Americas) Inc. (“UBS AM”) is the investment advisor and administrator for the master funds and the administrator for the feeder funds. UBS Asset Management (US) Inc. (“UBS AM (US)”) serves as principal underwriter for the funds. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG.

Portions of the funds’ annual reports to shareholders are incorporated by reference into this SAI. The annual reports accompany this SAI. You may obtain an additional copy of an annual report without charge by calling toll-free 1-888-547 FUND.

This SAI is not a prospectus and should be read only in conjunction with the respective funds’ current prospectuses dated August 28, 2019. A copy of a prospectus may be obtained by calling a financial intermediary through which shares may be purchased or by calling toll-free 1-888-547 FUND. The prospectus also contains more complete information about the relevant fund. You should read it carefully before investing. This SAI is dated August 28, 2019.

Ticker symbols:

UBS Select Prime Institutional Fund	SELXX

UBS Select Government Institutional Fund	SEGXX

UBS Select Treasury Institutional Fund	SETXX

UBS Select Prime Preferred Fund	SPPXX

UBS Select Government Preferred Fund	SGPXX

UBS Select Treasury Preferred Fund	STPXX

UBS Select Prime Investor Fund	SPIXX

UBS Select Government Investor Fund	SGEXX

UBS Select Treasury Investor Fund	STRXX

UBS Select Government Capital Fund	SGKXX

UBS Select Treasury Capital Fund	STCXX

UBS Prime Reserves Fund	UPRXX

UBS Tax-Free Reserves Fund	STFXX

UBS Prime Preferred Fund	UPPXX

UBS Tax-Free Preferred Fund	SFPXX

UBS Prime Investor Fund	UPIXX

UBS Tax-Free Investor Fund	SFRXX

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The funds and their investment policies

Each fund’s investment objective may not be changed without shareholder approval. Except where noted, the investment policies of each fund may be changed by its board without shareholder approval.

Each fund invests in securities through an underlying master fund. Each fund and its corresponding master fund have the same objective. Unless otherwise indicated, references to a fund include its corresponding master fund. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.

Each fund is a money market fund, and except for UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund and UBS Select Prime Investor Fund, that seeks to maintain a stable price of $1.00 per share using amortized cost-based pricing. Each of UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund and UBS Select Prime Investor Fund calculates its net asset value to four decimals (e.g., $1.0000) using market-based pricing, and its share price will fluctuate. UBS Prime Reserves Fund, UBS Prime Preferred Fund, UBS Prime Investor Fund, UBS Tax-Free Reserves Fund, UBS Tax-Free Preferred Fund and UBS Tax-Free Investor Fund are available only to investors who qualify for investments in “retail” money market funds consistent with Rule 2a-7 under the Investment Company Act of 1940, as amended (“Investment Company Act”) and related US Securities and Exchange Commission (“SEC”) staff guidance (e.g., beneficial owners who are natural persons). Each fund invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments include short-term debt-obligations and similar securities. They also include longer term securities that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Each fund maintains a dollar-weighted average portfolio maturity of 60 days or less; each fund maintains a dollar-weighted average life for its portfolio of 120 days or less.

Each fund may purchase only those obligations that UBS AM determines, pursuant to procedures adopted by the board, are “eligible securities” as defined in Rule 2a-7 under the Investment Company Act.

UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Prime Investor Fund, UBS Prime Reserves Fund, UBS Prime Preferred Fund and UBS Prime Investor Fund.    Each fund’s investment objective is to earn maximum current income consistent with liquidity and the preservation of capital. Each fund’s investments include (1) US and non-US government securities, (2) obligations of issuers in the financial services group of industries, (3) commercial paper and other short-term obligations of US and non-US corporations, partnerships, trusts and similar entities, (4) funding agreements and other insurance company obligations, (5) repurchase agreements, (6) investment company securities, and (7) municipal money market instruments.

Each fund may invest in obligations (including certificates of deposit, bankers’ acceptances, time deposits and similar obligations) of US and non-US banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. Each fund’s investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.

Each fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than US government securities), except that the fund may invest up to 25% of its total assets in securities of a single issuer for a period of up to three business days. Each fund may purchase only US dollar denominated obligations of non-US issuers.

Each fund will, under normal circumstances, invest more than 25% of its total assets in the financial services group of industries. Each fund may, however, invest less than 25% of its total assets in this group of industries as a temporary defensive measure.

Each fund will not acquire any illiquid security (as defined below) if, immediately after the acquisition, the fund would have invested more than 5% of its total assets in illiquid securities. Each fund also will comply with the daily

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and weekly liquidity requirements set forth in Rule 2a-7 of the Investment Company Act and, as such, must maintain a portion of its assets in cash or securities that can readily be converted into cash, which may have a negative effect on the fund’s yield. Each fund may purchase securities on a when-issued or delayed delivery basis. Each fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. Each fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 33 1/3% of its total assets. The costs associated with borrowing may reduce each fund’s net income. See “The funds’ investments, related risks and limitations—Investment limitations of the funds” for more information regarding borrowing. Each fund may invest in the securities of other investment companies, including money market funds advised by UBS AM.

UBS Select Treasury Institutional Fund, UBS Select Treasury Preferred Fund, UBS Select Treasury Investor Fund and UBS Select Treasury Capital Fund.    Each fund’s investment objective is to earn maximum current income consistent with liquidity and the preservation of capital. Under normal circumstances, each fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities issued by the US Treasury and repurchase agreements relating to those instruments. For purposes of this policy, repurchase agreements are those that are collateralized fully by securities issued by the US Treasury and cash. Each fund may also invest in the securities of other investment companies that invest in these instruments. Each fund’s 80% policy, as described above, is a “non-fundamental” policy. This means that this investment policy may be changed by each fund’s board without shareholder approval. However, each fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the 80% investment policy.

The funds’ board has determined that each fund will operate as a “government money market fund” under Rule 2a-7 of the Investment Company Act. Therefore, in addition to the 80% policy referenced above, each fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized with cash and/or government securities). As a “government money market fund” under Rule 2a-7, each fund (1) is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price, and (2) is not subject to a liquidity fee and/or a redemption gate on fund redemptions which might apply to other types of funds should certain triggering events specified in Rule 2a-7 occur. (In conformance with Rule 2a-7, each fund’s board has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates, but such change would only become effective after shareholders were provided with specific advance notice of a change in the fund’s policy and have the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.)

Each fund will not acquire any illiquid security (as defined below) if, immediately after the acquisition, the fund would have invested more than 5% of its total assets in illiquid securities. Each fund also will comply with the daily and weekly liquidity requirements set forth in Rule 2a-7 of the Investment Company Act and, as such, must maintain a portion of its assets in cash or securities that can readily be converted into cash, which may have a negative effect on the fund’s yield. Each fund may purchase securities on a when-issued or delayed delivery basis. Each fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. Each fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 33 1/3% of its total assets. The costs associated with borrowing may reduce each fund’s net income. See “The funds’ investments, related risks and limitations—Investment limitations of the funds” for more information regarding borrowing. Each fund may invest in the securities of other investment companies, including money market funds advised by UBS AM.

UBS Tax-Free Reserves Fund, UBS Tax-Free Preferred Fund and UBS Tax-Free Investor Fund.    Each fund’s investment objective is to earn maximum current income exempt from federal income tax consistent with liquidity and the preservation of capital. Under normal circumstances, each fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investments, the income from which is exempt from federal income tax. Investments that are subject to the alternative minimum tax (“AMT”) are not counted towards satisfying the 80% test in the foregoing sentence. Each fund invests primarily in money market instruments issued

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by states, municipalities, public authorities and other issuers, the interest on which is exempt from federal income tax (“municipal securities”). Each fund also may purchase participation interests in municipal securities. Participation interests are pro rata interests in securities held by others. The 80% policy adopted by each fund is a “fundamental” investment policy, and each fund may not deviate from its 80% policy without the approval of its shareholders.

Under normal market conditions, each fund intends to invest primarily in municipal securities that pay AMT exempt interest—that is, interest that is not an item of tax preference for purposes of the federal alternative minimum tax. However, each fund may invest in securities that pay interest that is subject to the AMT. Under normal circumstances, each fund may invest only up to 20% of its net assets (plus the amount of any borrowing for investment purposes) in municipal securities that pay interest that is an item of tax preference for purposes of the AMT.

Each fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than US government securities), except that each fund may invest up to 25% of its total assets in securities of a single issuer for a period of up to three business days.

Each fund will not acquire any illiquid security (as defined below) if, immediately after the acquisition, the fund would have invested more than 5% of its total assets in illiquid securities. Each fund also will comply with the weekly liquidity requirements set forth in Rule 2a-7 of the Investment Company Act and, as such, must maintain a portion of its assets in cash or securities that can readily be converted into cash, which may have a negative effect on the fund’s yield. Each fund may purchase securities on a when-issued or delayed delivery basis. Each fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. Each fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 33 1/3% of its total assets. The costs associated with borrowing may reduce each fund’s net income. See “The funds’ investments, related risks and limitations—Investment limitations of the funds” for more information regarding borrowing. Each fund may invest in the securities of other investment companies, including money market funds advised by UBS AM.

UBS Select Government Institutional Fund, UBS Select Government Preferred Fund, UBS Select Government Investor Fund and UBS Select Government Capital Fund.    Each fund’s investment objective is to earn maximum current income consistent with liquidity and the preservation of capital. Under normal circumstances, each fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements. Each fund may also invest in the securities of other investment companies that invest in these instruments. Each fund’s 80% policy, as described above, is a “non-fundamental” policy. This means that this investment policy may be changed by each fund’s board without shareholder approval. However, each fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the 80% investment policy.

Each fund’s board has determined that the fund will operate as a “government money market fund” under Rule 2a-7 of the Investment Company Act. Therefore, in addition to the 80% policy referenced above, each fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized with cash and/or government securities). As a “government money market fund” under Rule 2a-7, each fund (1) is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price and (2) is not subject to a liquidity fee and/or a redemption gate on fund redemptions which might apply to other types of funds should certain triggering events specified in Rule 2a-7 occur. (In conformance with Rule 2a-7, each fund’s board has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates, but such change would only become effective after shareholders were provided with specific advance notice of a change in a fund’s policy and have the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.)

Each fund will not acquire any illiquid security (as defined below) if, immediately after the acquisition, the fund would have invested more than 5% of its total assets in illiquid securities. Each fund also will comply with the daily

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and weekly liquidity requirements set forth in Rule 2a-7 of the Investment Company Act and, as such, must maintain a portion of its assets in cash or securities that can readily be converted into cash, which may have a negative effect on a fund’s yield. Each fund may purchase securities on a when-issued or delayed delivery basis. Each fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. Each fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 33 1/3% of its total assets. The costs associated with borrowing may reduce a fund’s net income. See “The funds’ investments, related risks and limitations—Investment limitations” for more information regarding borrowing. Each fund may invest in the securities of other investment companies, including money market funds advised by UBS AM.

The funds’ investments, related risks and limitations

The following supplements the information contained in the relevant fund’s prospectus and above concerning each fund’s investments, related risks and limitations. Except as otherwise indicated in the prospectus or the SAI, the funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents. New forms of money market instruments continue to be developed. The funds, through their corresponding master funds, may invest in these instruments to the extent consistent with their investment objectives and strategies.

Yields and quality of money market instruments.    The yields on the money market instruments in which the funds invest are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by rating agencies represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Subsequent to its purchase, a security held by a fund may experience a default, cease to be an eligible security (e.g., no longer presents minimal credit risks), or an event of insolvency may occur with respect to the issuer. In such cases, a fund will dispose of the security as soon as practicable consistent with achieving an orderly disposition of the security, by sale, exercise of any demand feature or otherwise, absent a finding by the fund’s board that disposal of the security would not be in the best interests of the fund (which determination may take into account, among other factors, market conditions that could affect the orderly disposition of the security).

US Government securities.    US government securities include direct obligations of the US Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or its instrumentalities. These US government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises, that are not guaranteed or insured by the US government. Other US government securities may be backed by the full faith and credit of the US government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Securities issued by agencies and instrumentalities of the US government that are supported by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration and Ginnie Mae (formally known as Government National Mortgage Association or GNMA), present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the issuer’s right to borrow from the US Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the credit of the issuing agencies are subject to a greater degree of credit risk. Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (formally known as Federal National Mortgage Association or FNMA) historically were agencies sponsored by the US government that were supported by

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the credit of the issuing agencies and not backed by the full faith and credit of the United States. However, on September 7, 2008, due to the value of Freddie Mac’s and Fannie Mae’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed Freddie Mac and Fannie Mae into conservatorship. In addition to the conservatorship, the US government has taken various steps to provide additional financial support to Freddie Mac and Fannie Mae. The actions of the US government are intended to assist Freddie Mac and Fannie Mae in maintaining a positive net worth and meeting their financial obligations. Although the US government provided financial support to such entities, no assurance can be given that it will always do so. The future for Fannie Mae and Freddie Mac is uncertain. The US Congress continues to evaluate proposals to reduce the US government’s role in the mortgage market and to wind down, restructure, consolidate, or privatize Fannie Mae and Freddie Mac. Should the US government adopt any such proposal, the value of the funds’ investments in securities issued by Fannie Mae or Freddie Mac would be impacted.

US government securities also include separately traded principal and interest components of securities issued or guaranteed by the US Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the US Treasury.

On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative”, Fannie Mae and Freddie Mac started issuing uniform mortgage-backed securities (“UMBS”). The Single Security Initiative seeks to align the characteristics of certain Fannie Mae and Freddie Mac mortgage-based securities and to support the overall liquidity in certain markets. In addition, Freddie Mac has offered investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS. The effects that the Single Security Initiative may have on the market and other mortgage-backed securities are uncertain.

Any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling could increase the risk that the US government may default on payments on certain US government securities, including those held by the funds, which could have a material adverse impact on the funds. In recent years, the long-term US credit rating was downgraded by at least one major rating agency as a result of disagreements within the US government over raising the debt ceiling to repay outstanding obligations, and similar situations in the future could increase volatility in both stock and bond markets, result in higher interest rates, lower prices of US Treasury securities and increase the costs of different kinds of debt. It is at least theoretically possible that under certain scenarios the US government could default on its debt, including US Treasuries. UBS AM cannot predict the effects of these or similar events in the future on the US economy and securities markets or on a fund’s portfolio.

Commercial paper and other short-term obligations.    UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Prime Investor Fund, UBS Prime Reserves Fund, UBS Prime Preferred Fund and UBS Prime Investor Fund may purchase commercial paper, which includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. Each of UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Prime Investor Fund, UBS Prime Reserves Fund, UBS Prime Preferred Fund and UBS Prime Investor Fund also may purchase other types of non-convertible debt obligations subject to maturity constraints imposed by the SEC. Descriptions of certain types of short-term obligations are provided below.

Asset-backed securities.    UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Prime Investor Fund, UBS Prime Reserves Fund, UBS Prime Preferred Fund and UBS Prime Investor Fund may invest in securities that are comprised of financial assets that have been securitized through the use of trusts or special purpose corporations or other entities. Such assets may include motor vehicle and other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements or other types of financial assets. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued

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by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See “The funds’ investments, related risks and limitations—Credit and liquidity enhancements.”

Variable and floating rate securities and demand instruments.    Each fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by US government agencies or instrumentalities or guaranteed by the US government. In addition, the funds may purchase variable and floating rate securities of municipal and other issuers, including tender option bonds, to the extent otherwise consistent with the funds’ investment objectives and policies. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives a fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. A fund’s investments in variable and floating rate securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. The funds will purchase variable and floating rate securities of non-US government issuers that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less and otherwise consistent with the funds’ investment objectives and policies. See “The funds’ investments, related risks and limitations—Credit and liquidity enhancements.”

Generally, a fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

LIBOR discontinuance or unavailability risk.    Certain of the funds’ investments and payment obligations may be based on floating rates, such as the London Interbank Offer Rate (“LIBOR”) and other similar types of reference rates. On July 27, 2017, the Chief Executive of the U.K. Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR after 2021. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes and other instruments or investments comprising some or all of a fund’s portfolio. Until then, the funds may continue to invest in instruments that reference LIBOR or otherwise use reference rates due to favorable liquidity or pricing.

In advance of 2021, regulators and market participants will seek to work together to identify or develop successor reference rates and how the calculation of associated spreads (i.e., the amounts above the relevant reference rates paid by borrowers in the market) (if any) should be adjusted. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced a replacement for LIBOR, the Secured Overnight Funding Rate (“SOFR”). The Federal Reserve Bank of New York began publishing the SOFR in April 2018, which is a broad measure of the cost of overnight borrowing of cash collateralized by Treasury securities. SOFR is intended to serve as a reference rate for U.S. dollar-based debt and derivatives and ultimately reduce the markets’ dependence on LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate in the UK.

Additionally, prior to 2021, it is expected that industry trade associations and participants will focus on the transition mechanisms by which reference rates (including LIBOR) and spreads (if any) in existing contracts or instruments may be amended, whether through market-wide protocols, fallback contractual provisions, bespoke negotiations or

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amendments or otherwise. Investments without fallback language, or with fallback language that does not contemplate the discontinuation of LIBOR, could become less liquid and/or change in value as the date approaches when LIBOR will no longer be updated. UBS AM and/or its affiliates may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and the previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact a fund’s investments, performance or financial condition, and may expose a fund to additional tax, accounting and regulatory risks.

At this time, it is not possible to exhaustively identify or predict the effect of any changes to reference rates, any establishment of alternative reference rates or any other reforms to reference rates. The elimination of LIBOR or reforms to the determination or supervision of reference rates may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting a fund’s overall financial condition or results of operations.

Auction rate and remarketed preferred stock.    UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Prime Investor Fund, UBS Prime Reserves Fund, UBS Prime Preferred Fund, UBS Prime Investor Fund, UBS Tax-Free Reserves Fund, UBS Tax-Free Preferred Fund and UBS Tax-Free Investor Fund may purchase certain types of auction rate preferred stock (“ARPS”) and/or remarketed preferred stock (“RPS”) subject to a demand feature. These purchases may include ARPS and RPS issued by closed-end investment companies. ARPS or RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. ARPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both ARPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of ARPS and RPS may exercise a demand feature and has the right to sell the ARPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost; other holders may suffer a partial or complete loss of liquidity. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

A fund’s investment in ARPS and RPS issued by closed-end funds also is subject to limitations that generally prohibit the fund from investing more than 10% of its assets in securities of other investment companies that are not themselves money market funds. See “The fund’s investments, related risks and limitations—Investments in other investment companies.”

Variable amount master demand notes.    UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Prime Investor Fund, UBS Prime Reserves Fund, UBS Prime Preferred Fund and UBS Prime Investor Fund may invest in variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between a fund and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by a fund or an issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.

Funding agreements and guaranteed investment contracts.    UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Prime Investor Fund, UBS Prime Reserves Fund, UBS Prime Preferred Fund and UBS Prime Investor Fund may invest in funding agreements and guaranteed investment contracts issued by insurance companies which are obligations of the insurance company or one or more segregated asset accounts of the insurance company. Funding agreements permit the investment of varying amounts under a direct agreement between a fund and an insurance company and may provide that the principal amount may be increased from time to time (subject to specified maximums) by agreement of the parties or decreased by either party. A fund expects to

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invest primarily in funding agreements and guaranteed investment contracts with floating or variable rates. Some funding agreements and guaranteed investment contracts are subject to demand features that permit a fund to tender its interest back to the issuer. To the extent a fund invests in funding agreements and guaranteed investment contracts that either do not have demand features or have demand features that may be exercised more than seven days after the date of acquisition, these investments will be subject to the fund’s limitation on investments in illiquid securities. See “The funds’ investments, related risks and limitations—Credit and liquidity enhancements” and “—Illiquid securities.”

Investments in financial services.    To the extent a fund’s investments are concentrated in the financial services sector, the fund will have correspondingly greater exposure to the risk factors that are characteristic of such investments. In particular, investments in the financial services sector may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes. For example, declining economic and business conditions can disproportionately impact companies in the financial services sector due to increased defaults on payments by borrowers. Interest rate increases can also adversely affect the financial services sector by increasing the cost of capital available for financial services companies. In addition, financial services companies are heavily regulated by governmental entities and, as a result, political and regulatory changes can affect the operations and financial results of such companies, potentially imposing additional costs and possibly restricting the businesses in which those companies may engage.

Investing in non-US securities.    Investments by UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Prime Investor Fund, UBS Prime Reserves Fund, UBS Prime Preferred Fund and UBS Prime Investor Fund in US dollar-denominated securities of non-US issuers may involve risks that are different from investments in US issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund’s investments. Additionally, there may be less publicly available information about non-US issuers because they may not be subject to the same regulatory requirements as domestic issuers. A fund’s investments in securities issued by US finance subsidiaries of non-US banks may involve similar risks to the extent that a non-US bank is deemed to support its US finance subsidiary. US finance subsidiaries of non-US banks may not be subject to regulation by US state or federal banking regulators.

Credit and liquidity enhancements.    Each fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit a fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when the fund wishes to do so.

Illiquid securities.    The term “illiquid securities” means securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the amount at which a fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those UBS AM has determined are liquid pursuant to guidelines established by a fund’s board. A fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

Restricted securities are not registered under the Securities Act of 1933, as amended (“Securities Act”), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time

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the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than that which prevailed when it decided to sell.

Not all restricted securities are illiquid. A large institutional market has developed for many US and non-US securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. These markets include automated systems for the trading, clearance and settlement of unregistered securities of US and non-US issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority (previously, the National Association of Securities Dealers, Inc. (“FINRA”)). An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

The board has delegated the function of making day-to-day determinations of liquidity to UBS AM pursuant to guidelines approved by the board. UBS AM takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security, (2) the number of dealers that make quotes, or are expected to make quotes, for the security, (3) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. UBS AM monitors the liquidity of restricted securities in each fund’s portfolio and reports periodically on such decisions to the board.

UBS AM also monitors each fund’s overall holdings of illiquid securities. If a fund’s holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of portfolio securities or shareholder redemptions), UBS AM will consider what action would be in the best interests of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund’s holdings of illiquid securities. However, a fund is not required to dispose of illiquid securities under these circumstances.

Repurchase agreements.    Each fund may enter into repurchase agreements. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to any coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special tri-party custodian or sub-custodian that maintains separate accounts for both a fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations. A fund may utilize a put feature to limit the maturity of repurchase agreements it enters into in accordance with Rule 2a-7 under the Investment Company Act.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total

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amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 under the Investment Company Act or a fund’s investment strategies and limitations may require the fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller or guarantor becomes insolvent, a fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM to present minimal credit risks.

Reverse repurchase agreements.    Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a fund will designate cash or other liquid assets on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund’s obligation to repurchase the securities, and the fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See “The funds’ investments, related risks and limitations—Segregated accounts.”

Counterparty risk.    A fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks UBS AM and/or its affiliates, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which a fund does business.

Operations risk.    Each fund is subject to the risk that it may not be able to complete a transaction in the manner or at the time desired because of difficulties with the settlement process or other functions related to the processing of securities transactions.

When-issued and delayed delivery securities.    Each fund may purchase securities on a “when-issued” basis or may purchase or sell securities for delayed delivery to or by the fund later than the normal settlement date at a stated price and yield. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed delivery basis may result in the fund’s incurring a loss or missing an opportunity to make an alternative investment.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund’s net asset value. When a fund commits to purchase securities on a when-issued or delayed delivery basis, it will designate cash or other liquid assets on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the commitment. A fund’s when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.

A fund may sell the right to acquire the security prior to delivery if UBS AM deems it advantageous to do so, which may result in a gain or loss to the fund. See “The funds’ investments, related risks and limitations—Segregated accounts.”

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Investments in other investment companies.    Each fund may invest in securities of other investment companies subject to limitations imposed by the Investment Company Act. Among other things, these limitations generally restrict a fund’s aggregate investments in other investment companies that are not themselves money market funds to no more than 10% of its total assets, subject to a number of exceptions under SEC rules. The feeder funds intend to rely on Section 12(d)(1)(E) of the Investment Company Act, which allows a fund to invest substantially all of its assets in the securities of other investment companies (i.e., the master fund) without regard to the 10% limitation.

Lending of portfolio securities.    Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS AM deems qualified. Lending securities enables a fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a fund’s portfolio securities must maintain acceptable collateral with the fund’s custodian (or a sub-custodian) in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash and US government securities. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. Each fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. Each fund will seek to retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when retaining such rights is considered to be in the fund’s interest.

State Street Bank and Trust Company (“State Street”) has been approved to serve as lending agent and receives fees for such services.

Segregated accounts.    When a fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or designate on the books of its custodian) cash or other liquid assets, marked to market daily, in an amount at least equal to its obligations under the commitment.

Types of municipal securities.    UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Prime Investor Fund, UBS Prime Reserves Fund, UBS Prime Preferred Fund, UBS Prime Investor Fund, UBS Tax-Free Reserves Fund, UBS Tax-Free Preferred Fund, and UBS Tax-Free Investor Fund may invest in a variety of municipal securities, as described below.

Municipal bonds.    Municipal bonds are debt obligations that are issued by states, municipalities, public authorities or other issuers and that pay interest that is exempt from federal income tax in the opinion of issuer’s counsel. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. The term “municipal bonds” also includes “moral obligation” issues, which are normally issued by special purpose authorities. In the case of such issues, an express or implied “moral obligation” of a related governmental unit is pledged to the payment of the debt service but is usually subject to annual budget appropriations. Custodial receipts that represent an ownership interest in one or more municipal bonds also are considered to be municipal bonds. Various types of municipal bonds are described in the following sections.

Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default, and bankruptcy during periods of economic stress. Factors contributing to the economic stress may include: lower

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property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which issuers of municipal securities may be relying for funding. In addition, as certain municipal securities may be secured or guaranteed by banks and other institutions, the risk to a fund could increase if the banking, insurance or other parts of the financial sector suffer an economic downturn and/or the credit ratings of the institutions issuing the guarantee are downgraded or are at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the securities and thus the value of a fund’s investment. Further, a state, municipality, public authority or other issuers of municipal securities may file for bankruptcy, which may significantly affect the value of the securities issued by such issuers and therefore the value of a fund’s investment. During the most recent economic downturn, several municipalities filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future.

Municipal securities are also subject to the risk that the perceived increase in the likelihood of default or downgrade among municipal issuers as a result of market conditions could result in increased illiquidity, volatility and credit risk. In addition, certain municipal issuers may be unable to access the market to sell securities or, if able to access the market, may be forced to issue securities at much higher rates. Should these municipal issuers fail to sell bonds when and at the rates projected, these entities could experience significantly increased costs and a weakened overall cash position in the current fiscal year and beyond. These events could also result in decreased investment opportunities for a fund and lower investment performance.

Municipal lease obligations.    Municipal bonds include municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. Funds generally invest in municipal lease obligations through certificates of participation.

Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, they ordinarily are backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee’s use or occupancy of such property. This “abatement risk” may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

Certain municipal lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. Insurance does not guarantee the price of the municipal lease obligations. The credit rating of an insured municipal lease obligation reflects the credit rating of the insurer, based on its claims paying ability. The insurance feature is intended to reduce financial risk, but the cost of such insurance and the restrictions on investments imposed by the guidelines in the municipal insurance policy will result in a reduction in the yield on the insured municipal lease obligations purchased by a fund. However, in the case of an uninsured municipal lease obligation, a fund’s ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult.

Industrial development bonds (“IDBs”) and private activity bonds (“PABs”).    IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control

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facilities. These obligations are considered municipal bonds if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer’s counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent a fund invests in PABs, shareholders generally will be required to treat a portion of their exempt-interest dividends from that fund as a “Tax Preference Item.” See “Taxes” below. Each fund investing in municipal securities may invest more than 25% of its assets in IDBs and PABs.

Participation interests.    Participation interests are interests in municipal bonds, including IDBs, PABs and floating and variable rate obligations, that are owned by financial institutions. These interests carry a demand feature permitting the holder to tender them back to the financial institution, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the financial institution. The credit standing of such financial institution affects the credit quality of the participation interests.

A participation interest gives a fund an undivided interest in a municipal bond owned by a financial institution. The fund has the right to sell the instrument back to the financial institution. As discussed above under “The funds’ investments, related risks and limitations—credit and liquidity enhancements,” to the extent that payment of an obligation is backed by a letter of credit, guarantee or liquidity support arrangement from a financial institution, that payment may be subject to the financial institution’s ability to satisfy that commitment. UBS AM will monitor the pricing, quality and liquidity of the participation interests held by a fund, and the credit standing of financial institutions issuing letters of credit or guarantees supporting those participation interests on the basis of published financial information, reports of rating services and financial institution analytical services.

Put bonds.    A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond’s maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

If a fund holds a bond subject to a “one time only” put, the fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If a bond has a series of puts after the first put, it will be held as long as, in the judgment of UBS AM, it is in the fund’s best interest to do so. There is no assurance that the issuer of a put bond acquired by a fund will be able to repurchase the bond on the exercise date, if the fund chooses to exercise its right to put the bond back to the issuer or to a third party.

Tender option bonds.    Tender option bonds are long-term municipal securities (or interests therein) sold by a bank, other financial institution or special purpose entity subject to a demand feature that gives the purchaser the right to sell them to the bank or other financial institution at par plus accrued interest at designated times (the “tender option”). Each fund investing in municipal securities may invest in such securities with tender options that may be exercisable at intervals ranging from daily to 397 days, and the interest rate on such securities is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value, plus accrued interest. The tender option may not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal securities, and may be subject to other conditions. Therefore, a fund’s ability to exercise the tender option will be affected by the credit standing of both the bank or other financial institution involved and the issuer of the underlying securities or its insurer (if any). If a fund invests in tender option bonds, the financial statements, financial highlights and other materials containing financial information of that fund will properly reflect these transactions, and the fund’s independent accountants will concur with the accounting treatment being applied to the fund’s transactions.

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Tax-exempt commercial paper and short-term municipal notes.    Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term securities. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues. Investments in municipal bonds may be subject to additional risks, such as the failure of the issuer to make payments because of political issues or adverse determinations as to taxability that may negatively impact value.

Mortgage subsidy bonds.    Funds investing in municipal securities also may purchase mortgage subsidy bonds with a remaining maturity of less than 13 months that are issued to subsidize mortgages on single family homes and “moral obligation” bonds with a remaining maturity of less than 13 months that are normally issued by special purpose public authorities. In some cases the repayment of these bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer, and if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related governmental unit (subject, however, to such appropriations).

Stand-by commitments.    Funds investing in municipal securities may acquire stand-by commitments under unusual market conditions to facilitate portfolio liquidity. Pursuant to a stand-by commitment, a municipal bond dealer agrees to purchase the securities that are the subject of the commitment at an amount equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium and plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased, whichever is later.

A fund will enter into stand-by commitments only with those banks or other dealers that, in the opinion of UBS AM, present minimal credit risk. A fund’s right to exercise stand-by commitments will be unconditional and unqualified. Stand-by commitments will not be transferable by a fund, although a fund may sell the underlying securities to a third party at any time. A fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a stand-by commitment will not ordinarily affect the valuation or maturity of the underlying municipal securities. Stand-by commitments acquired by a fund will be valued at zero in determining net asset value. Whether a fund paid directly or indirectly for a stand-by commitment, its cost will be treated as unrealized depreciation and will be amortized over the period the fund holds the commitment.

Temporary and defensive instruments.    When UBS AM believes that there is an insufficient supply of the type of municipal securities in which UBS Tax-Free Reserves Fund, UBS Tax-Free Preferred Fund or UBS Tax-Free Investor Fund primarily invests, or during other unusual market conditions, those funds may temporarily invest all or any portion of their net assets in other types of municipal securities. In addition, when UBS AM believes that there is an insufficient supply of any type of municipal securities or that other circumstances warrant a defensive posture, each fund may hold cash and may invest all or any portion of its net assets in taxable money market instruments, including repurchase agreements. To the extent a fund holds cash, such cash would not earn income and would reduce the fund’s yield.

Master-feeder structure.    Unlike other funds which directly acquire and manage their own portfolio securities, each fund seeks to achieve its objective by investing substantially all of its assets in a corresponding master fund, a separate registered open-end investment company with the same objective as the fund.

Therefore, a shareholder’s interest in the master fund’s securities is indirect. In addition to selling beneficial interests to the funds, a master fund may sell beneficial interests to other mutual funds and other investors. Such investors will invest in the master fund on similar terms and conditions and will pay a proportionate share of the master fund’s expenses. However, the other investors investing in the master fund may have different operating expenses or characteristics. Therefore, shareholders should be aware that these differences might result in differences in returns experienced by investors in different mutual funds that invest in the corresponding master funds. Such differences in return are also present in other mutual fund structures. Information concerning other holders of interest in the master funds is available by contacting UBS AM at 1-888-547 FUND.

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The master-feeder structure is relatively complex, so shareholders should carefully consider this investment approach.

Small funds investing in a corresponding master fund may be materially affected by the actions of larger investors invested in the master fund. Investors with a greater pro rata ownership in the master fund could have effective voting control of the operation of the master fund. Whenever the investors in the master fund are requested to vote on matters relating to a master fund, the master fund will, except as permitted by the SEC, submit matters to all of its feeder funds and other investors for a vote. A feeder fund asked to vote on matters pertaining to its corresponding master fund will either hold a shareholder meeting and vote in accordance with shareholder instructions, or otherwise act in accordance with applicable law.

Certain changes in a master fund’s objectives, policies or restrictions may require a feeder fund to withdraw its interest in the master fund. Any such withdrawal could result in a distribution “in kind” of portfolio securities (as opposed to a cash distribution from the master fund). If securities are distributed, a fund could incur tax and other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a fund. Notwithstanding the above, there are some other means for meeting redemption requests, such as borrowing.

A fund may withdraw its investment in a corresponding master fund at any time, if the board determines that it is in the best interests of the shareholders of the fund to do so. Upon any such withdrawal, the board would consider what action might be taken, including the investment of all the assets of the fund in another pooled investment entity having the same objective as the fund or the retention of an investment advisor to manage the fund’s assets in accordance with the investment policies described elsewhere herein.

Cyber security risk.    As the use of technology has become more prevalent in the course of business, a fund, like other business organizations, has become more susceptible to operational, information security and related risks through breaches in cybersecurity. In general, cybersecurity failures or breaches of a fund or its service providers or the issuers of securities in which a fund invests may result from deliberate attacks or unintentional events and may arise from external or internal sources. Cybersecurity breaches may involve unauthorized access to a fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches affecting a fund’s investment advisor, any other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its net asset value, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cybersecurity breaches in the future.

While a fund has established business continuity plans in the event of, and risk management systems to prevent, such cybersecurity breaches, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund does not directly control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

Investment limitations of the funds

Fundamental investment limitations.    The following investment limitations, which apply to the funds and their corresponding master funds, cannot be changed with respect to a fund or master fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the shares present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or

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by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (2), the fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

Each fund will not:

(1)

Purchase securities of any one issuer if, as a result, more than 5% of the fund’s total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies and instrumentalities or to securities issued by other investment companies.

The following interpretations apply to, but are not a part of, this fundamental restriction: (a) mortgage-and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage-and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company, and (b) consistent with SEC and SEC staff guidance, the funds may invest up to 10% of their total assets in securities that are subject to demand features or guarantees issued by a single institution, except that, with respect to UBS Tax-Free Reserves Fund, UBS Tax-Free Preferred Fund and UBS Tax-Free Investor Fund only, up to 15% of the fund’s total assets may be invested without regard to this limitation.

With respect to UBS Tax-Free Reserves Fund, UBS Tax-Free Preferred Fund and UBS Tax-Free Investor Fund, the following interpretation applies to, but is not a part of, this fundamental restriction: Each state, territory and possession of the United States (including the District of Columbia and Puerto Rico), each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate “issuer.” When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an IDB or PAB, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the fund exceeds 10% of the fund’s total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.

(2)

Issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

(3)

Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

The following interpretation applies to, but is not a part of, this fundamental restriction: Investments in master notes, funding agreements and similar instruments will not be considered to be the making of a loan.

(4)

Engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

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(5)

Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(6)

Purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Each fund, other than UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Prime Investor Fund, UBS Prime Reserves Fund, UBS Prime Preferred Fund and UBS Prime Investor Fund will not:

(7)

Purchase any security if, as a result of that purchase, 25% or more of the fund’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers’ acceptances of domestic branches of US banks.

The following interpretations apply to, but are not a part of, this fundamental restriction: (a) US banking (including US finance subsidiaries of non-US banks) and non-US banking will be considered to be different industries; (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry; (c) tax-exempt securities backed only by the assets and revenues of a non-government user will be considered to be subject to this industry concentration limitation; and (d) taxable municipal securities will not be considered municipal securities for purposes of this industry concentration limitation.

Each of UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Prime Investor Fund, UBS Prime Reserves Fund, UBS Prime Preferred Fund and UBS Prime Investor Fund will, under normal circumstances:

(8)

Invest more than 25% of its total assets (measured at the time of purchase) in the financial services group of industries. Each fund may not concentrate its investments in any other industry outside of financial services. That is, each fund may not invest more than 25% of its total assets (measured at the time of purchase) in securities of issuers whose principal business activities are in the same industry outside of financial services, except that this limit does not apply to (a) securities issued or guaranteed by the US government, (b) any of its agencies or instrumentalities and (c) repurchase agreements secured by such obligations.

The following interpretations apply to, but are not a part of, this fundamental restriction: the financial services group of industries is deemed to include industries within the financial services sector, including US banking, non-US banking, broker-dealers, insurance companies, finance companies (e.g., automobile finance), and related asset-backed securities. Asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry. UBS AM may analyze the characteristics of a particular issuer and security and assign an industry classification consistent with those characteristics in the event that either a third-party classification provider used by UBS AM or another fund service provider does not assign a classification or assigns a classification inconsistent with that believed appropriate by UBS AM based on its analysis of the economic characteristics of the issuer.

Under normal circumstances, UBS Tax-Free Reserves Fund, UBS Tax-Free Preferred Fund and UBS Tax-Free Investor Fund each invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investments the income from which is exempt from federal income tax. Each such 80% investment policy, as noted in its prospectus, may not be changed without the approval of the fund’s shareholders.

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Non-fundamental investment limitations.    The following investment restrictions, which apply to the funds and their corresponding master funds, are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

Each fund will not:

(1)

purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions, and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(2)

engage in short sales of securities or maintain a short position, except that the fund may (a) sell short “against the box” and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(3)	purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

Disclosure of portfolio holdings

The funds will hold beneficial interests in the master funds for so long as they continue to participate in the master-feeder arrangement. During that time, the portfolio holdings disclosure policies and procedures of the funds will apply to the master funds, which hold portfolio securities directly.

Policies and procedures generally.    UBS AM and each fund’s board have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of a fund. UBS AM and each fund’s chief compliance officer also considered actual and potential material conflicts that could arise in such circumstances between the interests of fund shareholders, on the one hand, and those of a fund’s investment advisor, distributor, or any affiliated person of a fund, its investment advisor, or its distributor, on the other. Each fund’s disclosure policy with respect to the release of portfolio holdings information is to release only such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, each fund’s portfolio holdings will not be made available to anyone outside of UBS AM unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of this policy. A description of the type and frequency of portfolio holdings that are disclosed to the public also is contained in the funds’ prospectuses.

After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, UBS AM and each fund’s board determined that each fund has a legitimate business purpose for disclosing portfolio holdings to certain persons/entities and that the policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately address the potential for material conflicts of interest.

UBS AM’s procedures require that the UBS AM Legal and/or Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of a fund’s portfolio holdings is for a legitimate business purpose and in the best interests of the fund’s shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of each fund or the UBS AM Legal and/or Compliance Departments authorizing the disclosure of portfolio holdings. The UBS AM Legal and/or Compliance Departments will periodically review how each fund’s portfolio holdings are being disclosed to and used by, if at all, service providers, UBS AM affiliates and certain fiduciaries, and broker-dealers to ensure that such disclosure and use is for legitimate fund business reasons and consistent with the best interests of the fund’s shareholders.

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Board oversight.    Each fund’s board exercises continuing oversight of the disclosure of fund portfolio holdings by (i) overseeing the implementation and enforcement by the fund’s chief compliance officer of the portfolio holdings disclosure policies and procedures, and the fund’s policies and procedures regarding the misuse of inside information; (ii) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the Investment Company Act and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”)) that may arise in connection with any policies governing portfolio holdings, and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. UBS AM and each fund’s board reserve the right to amend a fund’s policies and procedures regarding the disclosure of portfolio holdings at any time and from time to time subject to the approval of each fund’s board.

Complete portfolio holdings—disclosure to service providers subject to confidentiality and trading restrictions.    UBS AM, for legitimate business purposes, may disclose a fund’s complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party’s custodian or transfer agent as necessary in connection with redemptions in kind, and other third parties that provide services (collectively, “Service Providers”) to UBS AM and/or a fund.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information pursuant to the terms of the service agreement between the Service Provider and a fund or UBS AM, or the terms of the confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to a fund and its shareholders, and the legitimate business purposes served by such disclosure. Disclosure of complete portfolio holdings to a Service Provider must be authorized by a Trust officer or the General Counsel, Deputy General Counsel or an Associate General Counsel within the Legal and Compliance Departments of UBS AM.

Complete portfolio holdings—disclosure to UBS AM affiliates and certain fiduciaries subject to confidentiality and trading restrictions.    A fund’s complete portfolio holdings may be disclosed between and among the following persons (collectively, “Affiliates and Fiduciaries”), subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of a fund or by an attorney in the Legal and Compliance Departments of UBS AM, for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under UBS AM’s code of ethics, a fund’s policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to the code of ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, transfer agent, custodian or securities lending agent to a fund; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS AM or a fund; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a fund’s current advisor; (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties; and (vi) custodians and other third parties as necessary in connection with redemptions in kind of a fund’s shares.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by the UBS AM Legal and Compliance Departments based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed and the risk of harm to a fund and its shareholders and the legitimate business purposes served by such disclosure.

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Complete and partial portfolio holdings—arrangements to disclose to service providers and fiduciaries.    As of the date of this SAI, the specific Service Providers, Affiliates and Fiduciaries with whom the funds have arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the funds are:

•

State Street, each fund’s custodian, accounting agent, securities lending agent and sub-administrator, receives portfolio holdings information daily on a real-time basis in connection with the custodian, fund accounting, securities lending, valuation and sub-administration services it provides to a fund.

•

Ernst & Young LLP, each fund’s independent registered public accounting firm, receives portfolio holdings information on an annual and semi-annual basis for financial reporting purposes. There is a 25-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young LLP for semi-annual reporting purposes. Ernst & Young LLP also receives portfolio holdings information annually at year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young LLP. In addition, Ernst & Young LLP receives holdings twice a year for fiscal income and excise tax provision reporting purposes with a 2-day lag time.

•

A limited number of financial printers used by each fund to print and file its annual and semi-annual shareholder reports and other regulatory materials. There is at least a two week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the parties.

•

The rating agency of Fitch Ratings Inc. may receive portfolio holdings information approximately 5 days after the end of each month so that the funds may be included in the rating agency’s industry reports and other materials. There is an approximately 5-day or longer lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agency.

•

The rating agency of Moody’s Investors Service, Inc. receives portfolio holdings information approximately 5 days after the end of each month so that the funds may be included in the rating agency’s industry reports and other materials. There is an approximately 5-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agency.

•	Interactive Data Corporation receives portfolio holdings information daily on a real-time basis in connection with providing pricing information for the funds’ portfolio securities.

•	Thomson Reuters receives portfolio holdings information weekly on a real-time basis in connection with providing pricing information for the funds’ portfolio securities.

•

Investment Company Institute, the national association of US investment companies, including mutual funds, closed-end funds, exchange-traded funds and unit investment trusts, receives portfolio holdings information on a monthly basis in order to compile and analyze industry data. There may be a delay of up to approximately 5 business days between the date of the portfolio holdings information and the date on which the information is disclosed to the Investment Company Institute.

•

Marketing Spectrum receives portfolio holdings information no earlier than three weeks after the close of a fiscal annual or semi-annual period in connection with its preparation of a draft “letter to shareholders” for inclusion in annual and semi-annual shareholder reports.

Complete and partial portfolio holdings—disclosure to broker-dealers in the normal course of managing fund assets.    An investment advisor, administrator or custodian for a fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio

22

holdings or complete portfolio holdings) and other investment positions comprising a fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities transactions with or through such broker-dealers subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning a fund’s portfolio holdings, other investment positions or securities transactions without the consent of a fund or the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund, or an attorney in the UBS AM Legal and Compliance Departments. A fund has not given its consent to any such use or disclosure and no person or agent of UBS AM is authorized to give such consent except as approved by a fund’s board. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the fund, its shareholders, and the legitimate fund purposes served by such disclosure.

Complete and partial portfolio holdings—disclosure as required by applicable law.    Fund portfolio holdings and other investment positions comprising a fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of fund portfolio holdings (i) in a filing or submission with the SEC or another domestic or foreign regulatory body, (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (iii) in connection with a lawsuit or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings). The UBS AM Legal Department must authorize the disclosure of portfolio holdings information when required for a legal or regulatory purpose. The UBS AM Legal Department may not be able to prevent or place restrictions on the disclosure of a fund’s portfolio holdings when compelled by law or regulation to provide such information, even if the UBS AM Legal Department determines that such disclosure may not be in the best interest of fund shareholders or that a material conflict of interest is present or appears to be present. However, the UBS AM Legal Department will attempt to monitor the use of any fund portfolio holdings information disclosed as required by law or regulation.

Disclosure of non-material information.    Policies and procedures regarding non-material information permit UBS AM fund officers, UBS AM fund portfolio managers, and senior officers of UBS AM Fund Treasury, UBS AM Legal and Compliance Departments, and anyone employed by or associated with UBS AM who has been authorized by the UBS AM Legal and Compliance Departments’ representatives (collectively, “Approved Representatives”) to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to a fund or its portfolio holdings and/or other investment positions (collectively, “commentary and analysis”) or any changes in the portfolio holdings of a fund that occurred after the most recent calendar-quarter end (or, in the case of a money market fund, after the most recent monthly (or weekly—in the case of UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Prime Investor Fund, UBS Prime Reserves Fund, UBS Prime Preferred Fund and UBS Prime Investor Fund) public posting of portfolio holdings) (“recent portfolio changes”) to any person if such information does not constitute material nonpublic information and complies with the portfolio holdings disclosure policies and procedures described above.

An Approved Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances.

UBS AM believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a fund. Nonexclusive examples of commentary and analysis about a fund include (i) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries and countries, (ii) the characteristics of the fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry and country, and (iv) the volatility characteristics of the fund. An Approved Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

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“Approved Representatives” include persons employed by or associated with UBS AM who have been authorized by the Legal and Compliance Departments of UBS AM to disclose recent portfolio changes and/or commentary and analysis in accordance with the applicable policies and procedures.

Prohibitions on disclosure of portfolio holdings.    No person is authorized to disclose fund portfolio holdings or other investment positions (whether online at http://www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the applicable policies and procedures. In addition, no person is authorized to make disclosure pursuant to these policies and procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Investment Company Act). Furthermore, UBS AM, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a fund to any person who could otherwise be eligible to receive such information under the applicable policies and procedures, or may determine to make such disclosures publicly as provided by the policies and procedures.

Prohibitions on receipt of compensation or other consideration.    The portfolio holdings disclosure policies and procedures prohibit a fund, its investment advisor and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in a fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

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Organization of the Trust; trustees and officers; principal holders and management ownership of securities

The Trust was organized on April 29, 1998 as a statutory trust under the laws of Delaware and currently has twenty-one series. The Trust has authority to establish additional series and issue an unlimited number of shares of beneficial interest of each existing or future series, par value of $0.001 per share.

The Trust is governed by a board of trustees, which oversees the funds’ operations and which is authorized to establish additional series. Each trustee serves an indefinite term of office. The tables below show, for each trustee (sometimes referred to as “board member”) and officer, his or her name, address and age, the position held with the Trust, the length of time served as trustee or officer of the Trust, the trustee’s or officer’s principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by such trustee.

Interested trustee
Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Meyer Feldberg[2]; 77 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee and Chairman of the Board of Trustees	Since 1998 (Trustee); since November 2017 (Chairman of the Board of Trustees)	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also served as President of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promoted interaction with other cities around the world) (2007-2014). Prior to 2004, he was Dean and Professor of Management and Ethics of the Graduate School of Business at Columbia University (since 1989). From 1992 to 2016, Professor Feldberg was a director of Macy’s, Inc. (operator of department stores). From 1997 to 2017, Professor Feldberg was a director of Revlon, Inc. (cosmetics).	Professor Feldberg is a director or trustee of 10 investment companies (consisting of 48 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.	Professor Feldberg is also a director of the New York City Ballet.

25

Independent trustees
Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Alan S. Bernikow; 78 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005	Mr. Bernikow is retired. Previously, he was deputy chief executive officer at Deloitte & Touche (international accounting and consulting firm). From 2003 to March 2017, Mr. Bernikow was also a director of Destination XL Group, Inc. (menswear) (and served as a member of its nominating and corporate governance committee).	Mr. Bernikow is a trustee of 5 investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), and the lead director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee).
Richard R. Burt, 72 McLarty Associates 900 17th Street, N.W. 8th Floor Washington, D.C. 20006	Trustee	Since 1998	Mr. Burt is a managing partner of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009.	Mr. Burt is a director or trustee of 5 investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Burt is also a director of The Central Europe, Russia and Turkey Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc. (and serves as a member of each such fund’s audit, nominating and governance committees).
Bernard H. Garil; 79 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 5 investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Garil is also a director of The Leukemia & Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).
Heather R. Higgins; 59 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Trustee	Since 2005	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).	Ms. Higgins is a director or trustee of 5 investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.	None

[1]	Each trustee holds office for an indefinite term.
[2]

Professor Feldberg is deemed an “interested person” of the Trust as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

26

Officers
Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Rose Ann Bubloski[2]; 51	Vice President and Assistant Treasurer	Since 2011	Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and senior manager of product control and investment support (previously named registered fund product control group) of UBS Asset Management (Americas) Inc. and/or UBS Asset Management (US) Inc. (“UBS AM—Americas”) region. Ms. Bubloski is vice president and assistant treasurer of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.
Franklin P. Dickson[2]; 41	Vice President	Since 2017	Mr. Dickson is an associate director (since 2015) and tax compliance manager (since October 2017) (prior to which he was a product controller (from 2015 to 2017)) of product control and investment support (previously named registered fund product control) of UBS AM—Americas region. From 2013 through 2015, Mr. Dickson was fund administration and compliance manager for U.S. Bancorp Fund Services, LLC, and from April 2008 through June 2013, Mr. Dickson was vice president, client service manager at BNY Mellon Asset Servicing. Mr. Dickson is a vice president of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.
Lisa N. DiPaolo[2]; 41	Vice President	Since 2015	Ms. DiPaolo is a director (since 2008) and portfolio manager (since 2015) at UBS AM—Americas region. Ms. DiPaolo joined UBS AM—Americas region in 2000 and has been a municipal securities analyst on the tax-free fixed income team. Ms. DiPaolo is a vice president of two investment companies (consisting of 26 portfolios) for which UBS AM serves as investment advisor or manager.
Elbridge T. Gerry III[2]; 62	Vice President	Since 1999	Mr. Gerry is a managing director and co-head of municipal investments of UBS AM—Americas region (head from 2001 to June 2017; co-head since June 2017). Mr. Gerry is a vice president of two investment companies (consisting of 28 portfolios) for which UBS AM serves as investment advisor or manager.
Charles W. Grande[2]; 55	Vice President	Since 2017	Mr. Grande is a managing director, co-head of municipal investments (since June 2017) and head of municipal credit research (since 2009) with UBS AM—Americas region. Mr. Grande is a vice president of two investment companies (consisting of 26 portfolios) for which UBS AM serves as investment advisor or manager.

27

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Mark F. Kemper[3]; 61	Vice President and Assistant Secretary	Since 1999 and March 2019, respectively	Mr. Kemper is a managing director and Interim Head of Compliance and Operational Risk Control of UBS AM—Americas region (since 2006 and June 2019, respectively prior to which he was general counsel of UBS AM—Americas region (from 2004-May 2019)). He has been secretary of UBS AM—Americas region (since 2004) and secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and assistant secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since January 2017).
Joanne M. Kilkeary[2]; 51	Vice President, Treasurer and Principal Accounting Officer	Since 1999 (Vice President) and since 2017 (Treasurer and Principal Accounting Officer)	Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of regulatory, tax, audit and board governance for product control and investment support (since October 2017) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004 - 2017)). Ms. Kilkeary is a vice president and treasurer and principal accounting officer of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.
Igor Lasun[2]; 40	President	Since September 2018	Mr. Lasun is an executive director and head of fund development and management for UBS AM—Americas region (since September 2018) (prior to which he was a senior fixed income product specialist from 2007 to September 2018, and had joined the firm in 2005). In this role, he oversees fund development and management for both wholesale and institutional businesses. Mr. Lasun serves as president of 7 investment companies (consisting of 61 portfolios) for which UBS AM services as investment advisor or manager.
William Lawlor[3]; 31	Vice President and Assistant Secretary	Since May 2018	Mr. Lawlor is a director and associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2013). Prior to joining UBS AM—Americas region, Mr. Lawlor attended Kent College of Law, where he graduated in 2013. Mr. Lawlor is a vice president and assistant secretary of 7 investment companies (consisting of 61 portfolios) for which UBS AM serves as investment advisor or manager.

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Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Ryan Nugent[2]; 41	Vice President	Since 2009	Mr. Nugent is an executive director (since 2017) (prior to which he was a director (from 2010 to 2017)), portfolio manager (since 2005) and head of municipal trading (since 2013) of UBS AM—Americas region. Mr. Nugent is a vice president of two investment companies (consisting of 26 portfolios) for which UBS AM serves as investment advisor or manager.
Nancy D. Osborn[2]; 53	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of product control and investment support (previously named registered fund product control) of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.
Frank Pluchino[4]; 59	Chief Compliance Officer	Since 2017	Mr. Pluchino is an executive director with UBS Business Solutions US LLC (since January 2017) and is also the chief compliance officer of UBS Hedge Fund Solutions LLC (since 2010). Mr. Pluchino serves as chief compliance officer of 13 investment companies (consisting of 67 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.
Robert Sabatino[3]; 45	Vice President	Since 2001	Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director (since 2007)), head of global liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of three investment companies (consisting of 41 portfolios) for which UBS AM serves as investment advisor or manager.
Eric Sanders[3]; 53	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

29

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Philip Stacey[4]; 34	Vice President and Assistant Secretary	Since May 2018	Mr. Stacey is an executive director (since March 2019) and associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region since 2015. Prior to joining UBS AM—Americas region, Mr. Stacey was a legal associate with the Chicago-based investment manager HFR Asset Management, LLC from 2009 through January 2015. Mr. Stacey is a vice president and assistant secretary of 7 investment companies (consisting of 61 portfolios) for which UBS AM serves as investment advisor or manager.
David Walczak[3]; 36	Vice President	Since 2016	Mr. Walczak is an executive director (since 2016), head of US money markets (since 2015) and portfolio manager of UBS AM—Americas region. Mr. Walczak is a vice president of three investment companies (consisting of 41 portfolios) for which UBS AM serves as investment advisor or manager.
Keith A. Weller[3]; 58	Vice President and Secretary	Since 1998 and March 2019, respectively	Mr. Weller is an executive director and deputy general counsel (since February 2019, prior to which he was senior associate general counsel) with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

[1]	Officers are appointed by the trustees and serve at the pleasure of the board.
[2]	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
[3]	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
[4]	This person’s business address is 787 Seventh Avenue, New York, NY 10019.

30

Information about trustee ownership of funds’ shares
Trustee	Dollar range of equity securities in UBS Select Prime Institutional Fund[1]	Dollar range of equity securities in UBS Select Treasury Institutional Fund[1]	Dollar range of equity securities in UBS Tax-Free Reserves Fund[1]	Dollar range of equity securities in UBS Select Prime Preferred Fund[1]

Interested trustee
Meyer Feldberg	None	None	None	None

Independent trustees
Alan S. Bernikow	None	None	None	None

Richard R. Burt	None	None	None	None

Bernard H. Garil	None	None	None	None

Heather R. Higgins	None	None	None	None

Trustee	Dollar range of equity securities in UBS Select Treasury Preferred Fund[1]	Dollar range of equity securities in UBS Tax-Free Preferred Fund[1]	Dollar range of equity securities in UBS Select Prime Investor Fund[1]	Dollar range of equity securities in UBS Select Treasury Investor Fund[1]

Interested trustee
Meyer Feldberg	None	None	None	None

Independent trustees
Alan S. Bernikow	None	None	None	None

Richard R. Burt	None	None	None	None

Bernard H. Garil	None	None	None	None

Heather R. Higgins	None	None	None	None

Trustee	Dollar range of equity securities in UBS Tax-Free Investor Fund[1]	Dollar range of equity securities in UBS Select Treasury Capital Fund[1]

Interested trustee
Meyer Feldberg	None	None

Independent trustees
Alan S. Bernikow	None	None

Richard R. Burt	None	None

Bernard H. Garil	None	None

Heather R. Higgins	None	None

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Trustee	Dollar range of equity securities in UBS Prime Reserves Fund[1]	Dollar range of equity securities in UBS Prime Preferred Fund[1]	Dollar range of equity securities in UBS Prime Investor Fund[1]

Interested trustee
Meyer Feldberg	None	None	None

Independent trustees
Alan S. Bernikow	None	None	None

Richard R. Burt	None	None	None

Bernard H. Garil	None	None	None

Heather R. Higgins	None	None	None

Trustee	Dollar range of equity securities in UBS Select Government Institutional Fund[1]	Dollar range of equity securities in UBS Select Government Preferred Fund[1]	Dollar range of equity securities in UBS Select Government Investor Fund[1]	Dollar range of equity securities in UBS Select Government Capital Fund[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS AM serves as investment advisor or manager[1]

Interested trustee
Meyer Feldberg	None	None	None	None	Over $100,000

Independent trustees
Alan S. Bernikow	None	None	None	None	Over $100,000

Richard R. Burt	None	None	None	None	Over $100,000

Bernard H. Garil	None	None	None	None	Over $100,000

Heather R. Higgins	None	None	None	None	Over $100,000
[1]	Information regarding ownership is as of December 31, 2018, unless otherwise noted.

Leadership structure and qualifications of board of trustees

The board is responsible for oversight of the funds. The board is currently composed of five trustees, four of whom are not “interested persons” of the funds as that term is defined by the Investment Company Act (“Independent Trustees”). The remaining trustee, Prof. Feldberg, is independent of UBS AM and its affiliates but is deemed to be an “interested person” of the funds within the meaning of the Investment Company Act because he holds a senior position with a registered broker-dealer that may execute transactions with the funds from time to time. The board members have selected Prof. Feldberg to act as chairman of the board. The chairman of the board’s role is to preside at all meetings of the board and generally to act as a liaison with service providers, officers, attorneys and other trustees between meetings. The chairman may also perform such other functions as may be delegated by the board from time to time. In selecting Prof. Feldberg to act as chairman of the board, the Independent Trustees considered Prof. Feldberg’s technical classification as an “interested person” of the funds and determined that, because he is independent of UBS AM, it is unnecessary to have a lead independent trustee. The board has established an Audit Committee and a Nominating and Corporate Governance Committee to assist the board in the oversight and direction of the business and affairs of the funds, and from time to time may establish ad hoc committees, informal working groups or designate one or more members to review and address the policies and practices of the funds or to liaise with the funds’ Chief Compliance Officer or service providers, including staff of

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UBS AM, with respect to certain specified matters. The board meets in-person at regularly scheduled meetings five times throughout the year. In addition, the trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. Each committee meets as appropriate to conduct the oversight functions delegated to the committee by the board and reports its findings to the board. The board and Audit Committee conduct annual assessments of their oversight function and structure. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities. The trustees have determined that the board’s leadership and committee structure is appropriate because it allows the board to exercise informed and independent judgment over the matters under its purview and to allocate areas of responsibility among committees of Independent Trustees and the full board in a manner that enhances the full board’s oversight.

The funds have engaged UBS AM to manage each fund on a day-to-day basis. The board is responsible for overseeing UBS AM and other service providers in the operations of the funds in accordance with the Investment Company Act, applicable state and other laws, and the funds’ charter. The board reviews, on an ongoing basis, the funds’ performance, operations and investment strategies and techniques. The board also conducts reviews of UBS AM and its role in running the operations of the funds.

The board has concluded that, based on each trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other trustees, each trustee should serve as a trustee. In determining that a particular trustee is qualified to serve as a trustee, the board has considered a variety of criteria, none of which, in isolation, was controlling. The board believes that, collectively, the trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the board to operate effectively in governing the funds and protecting the interests of shareholders. Among the attributes common to all trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with other board members, UBS AM, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as trustees. In addition, the board has taken into account the actual service and commitment of the trustees during their tenure in concluding that each should continue to serve. A trustee’s ability to perform his or her duties effectively may have been attained through a trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a trustee of the funds, other funds in the fund complex, other investment funds, public companies, or nonprofit entities or other organizations; and/or other life experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each trustee that led the board to conclude that he or she should serve as a trustee.

Amb. Burt has served as a board member of the Trust and as a director/trustee of the other funds in the fund complex for approximately two decades, including as a member and/or chair of various board committees. Amb. Burt has many years experience in advising companies regarding international investment and risk management. Amb. Burt also currently serves, or has served, on the boards of directors of several funds outside of the UBS AM fund complex and has served as a director on other corporate boards. Prior to joining McLarty Associates in 2007, Amb. Burt was chairman of Diligence Inc. (information and risk management firm). Amb. Burt was the chief negotiator in the Strategic Arms Reduction Talks with the former Soviet Union (1989-1991) and the US Ambassador to the Federal Republic of Germany (1985-1989). He had also been a partner of McKinsey & Company (management consulting firm).

Prof. Feldberg has served as a board member of the Trust and other current and prior mutual funds in the fund complex for over two decades. Prof. Feldberg has held several prestigious positions at Columbia Business School and the Graduate School of Business at Columbia University, including Dean and Professor of Management. He is also a senior advisor to Morgan Stanley and has served on the boards of several public companies.

Messrs. Bernikow and Garil and Ms. Higgins were elected as directors/trustees of the funds in the fund complex during 2005-2006. Messrs. Bernikow and Garil and Ms. Higgins also serve as members and/or chairs of various board committees.

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Mr. Bernikow has extensive accounting and finance experience (being a Certified Public Accountant and having served for many years as the Deputy Chief Executive Officer of Deloitte & Touche LLP, one of the four largest independent registered public accounting firms in the US) and currently serves, or has served, on the boards and committees of various public companies and a national bank.

Mr. Garil has over four decades of experience in the fund management business and for much of that time he served as an executive of a fund adviser and as a member of fund boards. He began his career at the US Securities and Exchange Commission.

Ms. Higgins has experience as a portfolio manager for a major US trust bank and has held senior executive positions and/or directorships at several major charitable organizations.

Additional details about each trustee’s professional experience is included above in the table in the section captioned “Organization of the Trust; trustees and officers; principal holders and management ownership of securities.” That table contains information regarding other directorships currently held by board members.

Risk oversight

The funds are subject to a number of risks, including investment, liquidity, compliance, operational and valuation risks, among others. Risk oversight forms part of the board’s general oversight of each fund’s investment program and operations and is addressed as part of various regular board and committee activities. Day-to-day risk management with respect to each fund is the responsibility of UBS AM or other service providers (depending on the nature of the risk), subject to supervision by UBS AM. Each of UBS AM and other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the funds and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the board recognizes that it is not possible to identify all of the risks that may affect the funds or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some are simply beyond any control of the funds or UBS AM, its affiliates or other service providers. As part of its regular oversight of the funds, the board, directly or through a committee, reviews reports from, among others, management, the funds’ Chief Compliance Officer, its independent registered public accounting firm, counsel, and internal auditors for UBS AM or its affiliates, as appropriate, regarding risks faced by the funds and UBS AM’s risk oversight programs. The board has appointed a Chief Compliance Officer who oversees the implementation and testing of each fund’s compliance program and reports to the board regarding compliance matters for the funds and their service providers; the board has designated one of its members to liaise with the Chief Compliance Officer between board meetings to assure that significant compliance issues identified by the Chief Compliance Officer will be brought to the attention of the full board in a timely and appropriate manner. The board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees

The Trust has an Audit Committee and a Nominating and Corporate Governance Committee. The members of the Audit Committee are currently the Independent Trustees. Alan S. Bernikow is chairman of the Audit Committee. Meyer Feldberg, who is an interested trustee, also serves in a formal participation/contributing role with respect to the Audit Committee (but is not a member thereof). The following Independent Trustees are members of the Nominating and Corporate Governance Committee: Richard R. Burt (chairman), Heather R. Higgins and Bernard H. Garil. In addition to serving on the Audit Committee, Mr. Bernikow currently serves as a member of the audit committees of at least three other public companies not affiliated with the UBS AM funds he oversees. The board has determined that Mr. Bernikow’s simultaneous service on the audit committees of these other public companies does not impair his ability to effectively serve on the Audit Committee.

The Audit Committee is responsible for, among other things: (i) overseeing the scope of a fund’s audit; (ii) overseeing a fund’s accounting and financial reporting policies, practices and internal controls; and (iii) approving,

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and recommending to the board for ratification, the selection, appointment, retention or termination of a fund’s independent registered public accounting firm, as well as determining the compensation thereof. In furtherance of its duties, the Audit Committee also is responsible for, among other things: obtaining assurance from a fund’s independent registered public accounting firm of its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accounting firm; inquiring as to a fund’s qualification under Subchapter M of the Internal Revenue Code and the amounts distributed and reported to shareholders; reviewing with the independent registered public accounting firm any problems or difficulties with the audit; and reporting to the full board and making recommendations as it deems necessary or appropriate. Although the Audit Committee has the responsibilities described above, it is not responsible for planning or conducting a fund’s audit or determining whether a fund’s financial statements are complete and accurate and are in accordance with US generally accepted accounting principles. Absent actual knowledge to the contrary, Audit Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside a fund.

The Audit Committee normally meets in conjunction with regular board meetings, or more frequently as called by its chairperson. During the funds’ fiscal year ended April 30, 2019, the Audit Committee held five meetings.

The Trust’s board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter. The Nominating and Corporate Governance Committee is responsible for, among other things: selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Trustees; making recommendations to the board with respect to compensation of board and committee members; performing an annual evaluation of the board and its committees; reporting on such evaluation to the board; and performing such other corporate governance functions as the board may authorize. The Nominating and Corporate Governance Committee held five meetings during the fiscal year ended April 30, 2019. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy among the Independent Trustees occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Mr. Richard R. Burt, care of the Secretary of the Trust at UBS Asset Management (Americas) Inc., UBS Tower, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s résumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the board and to serve if elected by shareholders.

Information about Independent Trustee ownership of securities issued by UBS AM or any company controlling, controlled by or under common control with UBS AM

As of December 31, 2018, the Independent Trustees and their immediate family members did not own any securities issued by UBS AM or any company controlling, controlled by or under common control with UBS AM.

Compensation

Each Independent Trustee receives, in the aggregate from the UBS AM funds he or she oversees, an annual retainer of $140,000 and a $20,000 fee for each regular joint board meeting of the boards of those funds (and each in-person special joint board meeting of the boards of those funds) actually attended. Independent Trustees who participate in previously scheduled in-person joint meetings of the boards of the UBS AM funds by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Trustees who participate in previously scheduled joint in-person meetings of the boards of the UBS AM funds by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. Each Independent Trustee receives from the relevant fund $2,000 for each special in-person meeting (not held as a joint meeting) of the board of that fund actually attended where that fund’s board must meet separately from the regularly scheduled joint board meetings. Independent Trustees who participate in scheduled telephonic meetings of the board(s) of one or more UBS Funds are paid $1,000 for each such meeting actually attended.

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The chairman of the board receives annually an additional $75,000; the chairperson of the Audit Committee receives annually an additional $35,000; and the chairperson of the Nominating and Corporate Governance Committee receives annually an additional $25,000. In addition, a board member who undertakes a special assignment to provide special assistance in coordinating the board’s oversight of compliance matters, contract reconsideration matters or marketing/distribution matters (currently Heather R. Higgins, Bernard H. Garil and Meyer Feldberg (for whom such additional fees are allocated to the UBS non-money market funds only), respectively) receives annually an additional $25,000. Independent Trustees who are also members of the Audit Committee and/or Nominating and Corporate Governance Committee are paid in the aggregate from the UBS AM funds he or she oversees, annual retainers of $10,000 and $5,000, respectively, in connection with his or her membership on the Audit Committee and/or Nominating and Corporate Governance Committee. Prof. Feldberg, who is an interested trustee, also serves in a formal participation/contributing role with respect to the Audit Committee (but is not a member thereof) and is paid in the aggregate from the UBS AM funds he oversees an annual retainer of $10,000 for his services. The foregoing fees are allocated among all such funds (or each relevant fund in the case of a special meeting) as follows: (i) one-half of the expense is allocated pro rata based on the funds’ relative net assets at the end of the calendar quarter preceding the date of payment; and (ii) one-half of the expense is allocated according to the number of such funds. No officer, director or employee of UBS AM or any of its affiliates presently receives any compensation from the funds for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.

The table below includes certain information relating to the compensation of the Trust’s current board members and the compensation of those board members from all funds for which UBS AM or an affiliate served as an investment advisor or manager during the periods indicated.

Compensation table[1]
Name of person, position	UBS Select Prime Institutional Fund[3]	UBS Select Treasury Institutional Fund[3]	UBS Tax-Free Reserves Fund[3]
Alan S. Bernikow, Trustee	$11,575	$9,221	$5,263
Richard R. Burt, Trustee	11,337	9,028	5,152
Meyer Feldberg, Trustee[2]	0	0	0
Bernard H. Garil, Trustee	11,371	9,060	5,171
Heather R. Higgins, Trustee	11,371	9,060	5,171

Name of person, position	UBS Select Prime Preferred Fund[3]	UBS Select Treasury Preferred Fund[3]	UBS Tax-Free Preferred Fund[3]
Alan S. Bernikow, Trustee	$6,057	$12,022	$4,083
Richard R. Burt, Trustee	5,933	11,761	3,995
Meyer Feldberg, Trustee[2]	0	0	0
Bernard H. Garil, Trustee	5,951	11,813	4,011
Heather R. Higgins, Trustee	5,951	11,813	4,011

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Name of person, position	UBS Select Prime Investor Fund[3]	UBS Select Treasury Investor Fund[3]	UBS Tax-Free Investor Fund[3]
Alan S. Bernikow, Trustee	$5,292	$4,283	$3,616
Richard R. Burt, Trustee	5,183	4,194	3,540
Meyer Feldberg, Trustee[2]	6,037	4,884	4,122
Bernard H. Garil, Trustee	5,199	4,208	3,553
Heather R. Higgins, Trustee	5,199	4,208	3,553

Name of person, position	UBS Prime Reserves Fund[3]	UBS Select Treasury Capital Fund[3]	UBS Prime Preferred Fund[3]	UBS Prime Investor Fund[3]
Alan S. Bernikow, Trustee	$5,655	$4,798	$3,937	$4,360
Richard R. Burt, Trustee	5,537	4,697	3,854	4,269
Meyer Feldberg, Trustee[2]	0	5,472	0	4,972
Bernard H. Garil, Trustee	5,556	4,714	3,868	4,283
Heather R. Higgins, Trustee	5,556	4,714	3,868	4,283

Name of person, position	UBS Select Government Institutional Fund[3]	UBS Select Government Preferred Fund[3]	UBS Select Government Investor Fund[3]	UBS Select Government Capital Fund[3]	Total compensation from the Trust and the fund complex[4]
Alan S. Bernikow, Trustee	$5,158	$7,312	$3,766	$6,963	$282,000
Richard R. Burt, Trustee[5]	5,050	7,156	3,688	6,815	276,000
Meyer Feldberg, Trustee[2]	0	0	4,294	7,939	309,000
Bernard H. Garil, Trustee	5,067	7,184	3,700	6,841	277,000
Heather R. Higgins, Trustee	5,067	7,184	3,700	6,841	277,000
[1]	Except as discussed below, only Independent Trustees were compensated by the funds for which UBS AM serves as investment advisor or manager.
[2]

Professor Feldberg is an “interested person” of the funds by virtue of his position as senior advisor with Morgan Stanley, and not by reason of affiliation with UBS AM. He is compensated (i) by funds for which the management, investment advisory and/or administration contract between a fund and UBS AM provides that the fund may bear a portion of the compensation to a board member who is not an interested person of the fund by reason of affiliation with UBS AM or any of UBS AM’s affiliates, and (ii) otherwise by UBS AM. The compensation amounts listed above for Professor Feldberg represent only (1) those amounts paid by other funds within the fund complex for which UBS AM does not serve as investment advisor or manager, and (2) funds within the fund complex that have management, investment advisory and/or administration contracts providing that a fund may bear a portion of his compensation.

[3]	Represents fees paid to each trustee during the fiscal year ended April 30, 2019.
[4]

Represents fees paid during the calendar year ended December 31, 2018 to each board member by: (a) 5 investment companies in the case of Messrs. Bernikow, Burt and Garil and Ms. Higgins; and (b) 10 investment companies in the case of Professor Feldberg, for which UBS AM or one of its affiliates served as investment advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

[5]	The amounts indicated for Mr. Burt include payments initiated in 2018 and related to that calendar year but not received by him until early 2019.

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Principal holders and management ownership of securities

As of August 1, 2019, trustees and officers owned in the aggregate less than 1% of the outstanding shares of each fund.

As of August 1, 2019, the following shareholders were shown in the Trust’s records as owning more than 5% of a fund’s outstanding shares. Shareholders owning of record or beneficially more than 25% of a fund’s outstanding shares may be deemed to “control” the fund within the meaning of the Investment Company Act. Except as listed below, the Trust does not know of any other person who owns beneficially 5% or more of a fund’s shares as of such date:

Fund	Name and address[1]	Percentage of shares beneficially owned as of August 1, 2019
UBS Select Treasury Capital Fund	UBS Financial Services Inc FBO Patient Access Network Foundation	15.21%

	UBS Financial Services Inc FBO Richard Santulli As Trustee of The Richard Santulli Agreement Trust	7.12

	UBS Financial Services Inc FBO William A. Woodburn & Marie Woodburn As Trustees of the William A. Woodburn and Marie Woodburn JTWROS	6.40
UBS Select Prime Preferred Fund	UBS Financial Services Inc FBO ICC Industries B.C.	13.78

	Adient US LLC	12.41
UBS Select Government Preferred Fund	State of Iowa—State Treasurer	22.15

	Amgen Inc	10.72

	National Securities Clearing Corporation	7.11

	National Financial Services LLC	6.86

	The Boeing Company	5.39
UBS Select Treasury Preferred Fund	State Street Bank and Trust Company FBO AQR Capital Management LLC	13.66

	UBS Financial Services Inc FBO The Russell Weiner Revocable Trust	5.14
UBS Prime Preferred Fund	UBS Financial Services Inc FBO Michael Galinski	14.67

	UBS Financial Services Inc FBO James E. Drasdo and Wendy W. Drasdo As Trustees of the Drasdo Family Trust	10.88

	UBS Financial Services Inc C/O Shelly D. Schorsch Glen Court Management Inc	10.44

	UBS Financial Services Inc FBO Tony and Josephine Antoci Family Trust	6.86

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Fund	Name and address[1]	Percentage of shares beneficially owned as of August 1, 2019
UBS Tax-Free Preferred Fund	UBS Financial Services Inc FBO Douglas Leone and Patricia Perkins Leone As Trustees of The Leone-Perkins Family Trust	27.77

	UBS Financial Services Inc FBO James E. Drasdo and Wendy W. Drasdo As Trustees of the Drasdo Family Trust	25.82

	UBS Financial Services Inc FBO Gregory R. Page Family Limited Partnership	7.64

	UBS Financial Services Inc FBO Super Duper, LLC	5.57

	UBS Financial Services Inc FBO Kids’ Fund III Series A LP	5.35
[1]	The shareholder listed may be contacted c/o UBS Asset Management (US) Inc., Compliance Department, 1285 Avenue of the Americas, New York, NY 10019-6028.

Investment advisory, administration and principal

underwriting arrangements

Investment advisory and administration arrangements—master level.    UBS AM acts as investment advisor and administrator for the master funds in which the funds invest their assets. Pursuant to an investment management contract with respect to each master fund (the “Management Contract”), each fund is allocated an annual fee from the corresponding master fund, computed daily and paid monthly, at an annual rate of 0.100% of the fund’s average daily net assets up to and including $30 billion; 0.0975% of the fund’s average daily net assets above $30 billion up to and including $40 billion; 0.0950% of the fund’s average daily net assets above $40 billion up to and including $50 billion; 0.0925% of the fund’s average daily net assets above $50 billion up to and including $60 billion; and 0.0900% of the fund’s average daily net assets above $60 billion.

Under the terms of the Management Contract, UBS AM bears all expenses incurred in a fund’s operation other than the fee payable under the Management Contract, fees and expenses (including counsel fees) of the Independent Trustees, interest (except interest on borrowings), taxes, the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by a fund and any losses incurred in connection therewith and extraordinary expenses (such as costs of litigation to which the Trust or a fund is a party and of indemnifying officers and trustees of the trust).

Expenses borne by UBS AM under the Management Contract include the following (or a fund’s share of the following): (1) organizational expenses (if these expenses are amortized over a period of more than one year, UBS AM will bear in any one year only that portion of the organizational expenses that would have been borne by the fund in that year), (2) filing fees and expenses relating to the registration and qualification of the shares of the fund under federal and state securities laws and maintaining such registration and qualifications, (3) fees and salaries payable to the trustees (other than the Independent Trustees) and officers, (4) all expenses incurred in connection with the services of the trustees (other than the Independent Trustees), including travel expenses, (5) costs of any liability, uncollectable items of deposit and other insurance or fidelity bonds, (6) ordinary legal, accounting and

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auditing expenses, excluding legal fees of special counsel for the Independent Trustees and, as noted above, excluding extraordinary expenses, such as litigation or indemnification expenses, (7) charges of custodians, transfer agents and other agents, (8) costs of preparing share certificates (if any), (9) expenses of setting in type and printing prospectuses and supplements thereto, reports and statements to shareholders and proxy materials for existing shareholders, (10) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (11) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof, (12) the cost of investment company literature and other publications provided to the trustees and officers, (13) costs of mailing, stationery and communications equipment, (14) expenses incident to any dividend, withdrawal or redemption options, (15) charges and expenses of any outside pricing service used to value portfolio securities, and (16) interest on borrowings.

Although UBS AM is not obligated to pay the ordinary fees and expenses of the Independent Trustees, the Management Contract requires that UBS AM reduce its advisory and administrative fees by an amount equal to those fees and expenses.

The Management Contract is terminable (1) by a corresponding master fund by vote of the Master Trust’s board or by the holders of a majority of the outstanding voting securities of that master fund at any time without penalty, on 60 days’ written notice to UBS AM, and (2) by UBS AM at any time, without the payment of any penalty, on 60 days’ written notice to the Trust.

During each of the fiscal years indicated, the funds were allocated the following fees under the Management Contract, after giving effect to the following amounts in fee waivers and/or other credits.

	Fiscal years ended April 30,
	2019	2018	2017

UBS Select Prime Institutional Fund
Net fee amount actually paid after waivers or credits	$7,804,683	$3,321,532	$2,404,427
Fee amount waived	—	886,468	492,740

UBS Select Treasury Institutional Fund
Net fee amount actually paid after waivers or credits	5,239,860	5,177,838	4,311,389
Fee amount waived	—	—	—

UBS Tax-Free Reserves Fund
Net fee amount actually paid after waivers or credits	1,793,463	1,592,962	915,507
Fee amount waived	—	—	—

UBS Select Prime Preferred Fund
Net fee amount actually paid after waivers or credits	2,597,800	1,005,147	3,219,879
Fee amount waived	—	284,048	137,782

UBS Select Treasury Preferred Fund
Net fee amount actually paid after waivers or credits	7,835,092	8,893,087	7,257,872
Fee amount waived	—	—	—

UBS Tax-Free Preferred Fund
Net fee amount actually paid after waivers or credits	655,416	1,036,602	401,310
Fee amount waived	—	—	—

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	Fiscal years ended April 30,
	2019	2018	2017

UBS Select Prime Investor Fund
Net fee amount actually paid after waivers or credits	$1,759,090	$345,702	$226,559
Fee amount waived	—	87,297	57,738

UBS Select Treasury Investor Fund
Net fee amount actually paid after waivers or credits	766,522	308,462	216,526
Fee amount waived	—	—	—

UBS Tax-Free Investor Fund
Net fee amount actually paid after waivers or credits	196,055	68,454	31,291
Fee amount waived	—	—	—

UBS Select Treasury Capital Fund
Net fee amount actually paid after waivers or credits	$1,258,501	1,131,437	1,435,868
Fee amount waived	—	—	—

UBS Prime Reserves Fund
Net fee amount actually paid after waivers or credits	2,177,530	1,143,536	561,971
Fee amount waived	—	—	—

UBS Prime Preferred Fund
Net fee amount actually paid after waivers or credits	504,922	482,821	386,526
Fee amount waived	—	—	—

UBS Prime Investor Fund
Net fee amount actually paid after waivers or credits	883,561	207,276	24,503
Fee amount waived	—	—	—

UBS Select Government Institutional Fund
Net fee amount actually paid after waivers or credits	1,699,794	1,373,570	490,197
Fee amount waived	—	—	106,790

UBS Select Government Preferred Fund
Net fee amount actually paid after waivers or credits	3,879,576	3,842,740	2,421,245
Fee amount waived	—	—	567,811

UBS Select Government Investor Fund
Net fee amount actually paid after waivers or credits	321,816	94,354	26,564
Fee amount waived	—	—	6,820

UBS Select Government Capital Fund
Net fee amount actually paid after waivers or credits	3,628,983	3,769,292	2,602,413
Fee amount waived	—	—	628,541

Administration arrangements—feeder level

UBS Select Prime Institutional Fund, UBS Select Treasury Institutional Fund, UBS Tax-Free Reserves Fund, UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund, UBS Tax-Free Preferred Fund, UBS Prime Reserves Fund, UBS Prime Preferred Fund, UBS Select Government Institutional Fund and UBS Select Government Preferred Fund. UBS AM acts as administrator of the funds pursuant to an administration contract with respect to each fund (each an “Administration Contract”). Under the Administration Contract, each fund pays UBS AM an annual fee, computed daily and paid monthly, at an annual rate of 0.08% of its average daily net assets.

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Expenses borne by UBS AM under an Administration Contract for the funds listed above include the following (or a fund’s share of the following): (1) organizational expenses (if these expenses are amortized over a period of more than one year, UBS AM will bear in any one year only that portion of the organizational expenses that would have been borne by the fund in that year), (2) filing fees and expenses relating to the registration and qualification of the shares of the fund under federal and state securities laws and maintaining such registration and qualifications, (3) fees and salaries payable to the trustees (other than the Independent Trustees) and officers, (4) all expenses incurred in connection with the services of trustees (other than the Independent Trustees), including travel expenses, (5) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds, (6) legal, accounting and auditing expenses, excluding legal fees of special counsel for the Independent Trustees and excluding extraordinary expenses, such as litigation or indemnification expenses, (7) charges of custodians, transfer agents and other agents, (8) costs of preparing share certificates, if any, (9) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, (10) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, (11) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (12) the cost of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof, (13) the cost of investment company literature and other publications provided to the trustees and officers, (14) costs of mailing, stationery and communications equipment, (15) expenses incident to any dividend, withdrawal or redemption options, and (16) interest on borrowings.

Although UBS AM is not obligated to pay the ordinary fees and expenses of the Independent Trustees, the Administration Contract requires that UBS AM reduce its advisory and administrative fees by an amount equal to those fees and expenses.

UBS AM has entered into a Sub-Administration Agreement with State Street to provide accounting, portfolio valuation and certain sub-administrative services for the funds. UBS AM pays State Street for the services it provides under the Sub-Administration Agreement.

During each of the fiscal years indicated, the funds listed above paid to UBS AM the following fees under the Administration Contract, after giving effect to the following amounts in fee waivers and/or other credits.

	Fiscal years ended April 30,
	2019	2018	2017

UBS Select Prime Institutional Fund
Net fee amount actually paid after waivers, reimbursements or credits	$5,000,453	$1,642,362	$1,877,764
Fee amount waived/expenses reimbursed	1,191,118	1,682,310	399,864
Other credits (Independent Trustee fees and expenses)[1]	45,654	39,983	41,527

UBS Select Treasury Institutional Fund
Net fee amount actually paid after waivers, reimbursements or credits	4,151,445	4,091,027	3,392,401
Fee amount waived/expenses reimbursed	—	—	—
Other credits (Independent Trustee fees and expenses)[1]	36,368	49,048	55,915

UBS Tax-Free Reserves Fund
Net fee amount actually paid after waivers, reimbursements or credits	1,413,080	1,248,323	704,481
Fee amount waived/expenses reimbursed	—	—	720
Other credits (Independent Trustee fees and expenses)[1]	20,757	25,337	27,008

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	Fiscal years ended April 30,
	2019	2018	2017

UBS Select Prime Preferred Fund
Net fee amount actually paid after waivers, reimbursements or credits	$598,771	$—	$1,195,132
Fee amount waived/expenses reimbursed	1,453,223	1,030,445	1,452,697
Other credits (Independent Trustee fees and expenses)[1]	23,891	22,934	37,674

UBS Select Treasury Preferred Fund
Net fee amount actually paid after waivers, reimbursements or credits	$3,083,788	3,484,642	2,822,642
Fee amount waived/expenses reimbursed	3,131,208	3,555,523	2,902,598
Other credits (Independent Trustee fees and expenses)[1]	47,409	70,883	79,854

UBS Tax-Free Preferred Fund
Net fee amount actually paid after waivers, reimbursements or credits	245,904	392,394	136,998
Fee amount waived/expenses reimbursed	262,011	414,470	160,512
Other credits (Independent Trustee fees and expenses)[1]	16,099	22,077	23,464

UBS Prime Preferred Fund
Net fee amount actually paid after waivers, reimbursements or credits	186,236	173,560	131,317
Fee amount waived/expenses reimbursed	201,763	193,014	154,564
Other credits (Independent Trustee fees and expenses)[1]	15,526	19,459	23,246

UBS Prime Reserves Fund
Net fee amount actually paid after waivers, reimbursements or credits	1,717,936	891,281	425,139
Fee amount waived/expenses reimbursed	—	—	—
Other credits (Independent Trustee fees and expenses)[1]	22,304	22,959	24,282

UBS Select Government Institutional Fund
Net fee amount actually paid after waivers, reimbursements or credits	1,338,171	1,073,945	282,258
Fee amount waived/expenses reimbursed	—	—	177,647
Other credits (Independent Trustee fees and expenses)[1]	20,342	24,326	17,254

UBS Select Government Preferred Fund
Net fee amount actually paid after waivers, reimbursements or credits	1,521,578	1,497,170	219,980
Fee amount waived/expenses reimbursed	1,550,394	1,536,377	2,129,275
Other credits (Independent Trustee fees and expenses)[1]	28,836	38,511	40,282
[1]	UBS AM is contractually obligated to reduce its administration fee by an amount equal to the ordinary fees and expenses payable to the Independent Trustees by the fund.

Effective May 30, 2018, each fund has entered into a Service Agreement with State Street to provide certain regulatory support services to the fund, including: (i) website posting of required information for money market funds and Form N-MFP and Form N-CR filing services; and (ii) Form N-CEN preparation and filing services. UBS AM pays State Street for the services it provides under the Service Agreement.

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UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Tax-Free Investor Fund, UBS Select Treasury Capital Fund, UBS Prime Investor Fund, UBS Select Government Investor Fund and UBS Select Government Capital Fund. UBS AM acts as administrator of the funds pursuant to an administration contract with respect to the funds (“Investor/Capital Administration Contract”). Under the Investor/Capital Administration Contract, each fund pays UBS AM an annual fee, computed daily and paid monthly, at an annual rate of 0.10% of its average daily net assets.

Expenses borne by each fund listed above will include but not be limited to the following (or each fund’s proportionate share of the following): (1) fees payable to and expenses incurred on behalf of the fund by UBS AM, (2) expenses of organizing the Trust and the fund, (3) filing fees and expenses relating to the registration and qualification of the fund under federal and state securities laws and maintaining such registration and qualifications, (4) fees and salaries payable to the Trustees and officers who are not interested persons by reason of affiliation with UBS AM or any of UBS AM’s affiliates, (5) all expenses incurred in connection with the services of Trustees, including travel expenses, (6) taxes (including any income or franchise taxes) and governmental fees, (7) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds, (8) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against a fund for violation of any law, (9) legal, accounting and auditing expenses, including legal fees of special counsel for those Trustees who are not interested persons by reason of affiliation with UBS AM or any of UBS AM’s affiliates, (10) charges of custodians, transfer agents and other agents (including any lending agent), (11) costs of preparing share certificates, (12) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, (13) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders, (14) any extraordinary expenses (such as costs of litigation to which the Trust or a fund is a party and of indemnifying officers and Trustees of the Trust), which will be borne by the Trust or a fund, as applicable, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) the cost of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof, (17) the cost of investment company literature and other publications provided to the trustees and officers, (18) costs of mailing, stationery and communications equipment, (19) expenses incident to any dividend, withdrawal or redemption options, and (20) interest on borrowings of the Fund. UBS AM will assume the cost of any compensation for services provided to the Trust received by officers of the Trust and by those Trustees who are interested persons by reason of affiliation with UBS AM.

UBS AM has entered into a Sub-Administration Contract with State Street to provide accounting, portfolio valuation and certain administrative services for the funds. UBS AM pays State Street for the services it provides under the Sub-Administration Contract.

During the fiscal years indicated, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Tax-Free Investor Fund, UBS Select Treasury Capital Fund, UBS Prime Investor Fund, UBS Select Government Investor Fund and UBS Select Government Capital Fund paid to UBS AM the following fees under the Investor/Capital Administration Contract, after giving effect to the following amounts in fee waivers and/or expense reimbursements.

	Fiscal years ended April 30,
	2019	2018	2017

UBS Select Prime Investor Fund
Net fee amount actually paid after waivers, reimbursements or credits	$469,098	$—	$—
Fee amount waived	1,287,529	432,647	284,025
Expense reimbursements	—	29,080	47,818

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	Fiscal years ended April 30,
	2019	2018	2017

UBS Select Treasury Investor Fund
Net fee amount actually paid after waivers, reimbursements or credits	$139,115	$—	$—
Fee amount waived	626,529	308,222	216,469
Expense reimbursements	—	90,131	114,835

UBS Tax-Free Investor Fund
Net fee amount actually paid after waivers, reimbursements or credits	$—	—	—
Fee amount waived	195,852	68,388	31,288
Expense reimbursements	57,840	137,330	158,663

UBS Select Treasury Capital Fund
Net fee amount actually paid after waivers, reimbursements or credits	984,340	844,571	1,138,732
Fee amount waived	272,885	286,247	268,812
Expense reimbursements	—	—	—

UBS Prime Investor Fund
Net fee amount actually paid after waivers, reimbursements or credits	196,773	—	—
Fee amount waived	685,604	207,129	24,479
Expense reimbursements	—	85,434	160,643

UBS Select Government Investor Fund
Net fee amount actually paid after waivers, reimbursements or credits	—	—	—
Fee amount waived	321,438	94,286	33,364
Expense reimbursements	50,491	146,336	137,894

UBS Select Government Capital Fund
Net fee amount actually paid after waivers, reimbursements or credits	3,134,086	3,198,735	2,944,725
Fee amount waived	491,456	568,414	285,155
Expense reimbursements	—	—	—

Effective May 30, 2018, each fund has entered into a Service Agreement with State Street to provide certain regulatory support services to the fund, including: (i) website posting of required information for money market funds and Form N-MFP and Form N-CR filing services; and (ii) Form N-CEN preparation and filing services. Each fund pays State Street a fee at an agreed-upon rate for the services it provides under the Service Agreement. Under the Service Agreement for the fiscal year ended April 30, 2019, the funds paid fees in the amount of $59,938.

Proxy voting policies.    The Trust board believes that the voting of proxies on securities held by a fund is an important element of the overall investment process. As such, the board has delegated the responsibility to vote such proxies to UBS AM. Following is a summary of UBS AM’s proxy voting policy.

You may obtain information about a fund’s proxy voting decisions, without charge, online on the funds’ website (http://www.ubs.com/ubsglobalam-proxy under the “UBS Funds” category on this Web page) or on the EDGAR database on the SEC’s website (http://www.sec.gov) for the most recent 12-month period ending June 30th for which an SEC filing has been made.

UBS AM’s proxy voting policy is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS AM expects the boards of directors of companies issuing securities held by its clients to

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act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles, which provide evidence of good corporate governance. UBS AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS AM’s proxy voting policy.

When UBS AM’s view of a company’s management is favorable, UBS AM generally supports current management initiatives. When UBS AM’s view is that changes to the management structure would probably increase shareholder value, UBS AM may not support existing management proposals. In general, UBS AM generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS AM focuses on the following areas of concern when voting its clients’ securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS AM exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS AM becomes aware of a conflict with respect to a particular proxy, and under certain circumstances, the relevant internal UBS AM committee may be required to review and resolve the manner in which such proxy is voted.

Principal underwriting arrangements.    UBS AM (US), 1285 Avenue of the Americas, New York, New York 10019-6028 and One North Wacker Drive, Chicago, IL 60606, acts as the principal underwriter for each feeder fund pursuant to principal underwriting contracts with the Trust covering those funds (each a “Principal Underwriting Contract”). Each Principal Underwriting Contract requires UBS AM (US) to use its best efforts, consistent with its other business, to sell shares of the applicable funds. UBS AM (US) enters into selling agreements and dealer agreements with other broker-dealers (affiliated and unaffiliated) and with other institutions to authorize them to sell fund shares.

UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Tax-Free Investor Fund, UBS Prime Investor Fund and UBS Select Government Investor Fund.

Payments by each of UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Tax-Free Investor Fund, UBS Prime Investor Fund and UBS Select Government Investor Fund to compensate UBS AM (US) for certain expenses incurred in connection with distribution and service activities are authorized under the Principal Underwriting Contract and made in accordance with a related plan of distribution and shareholder servicing (“Distribution Plan”). The Distribution Plan has been adopted by the Trust with respect to those applicable funds in the manner prescribed by Rule 12b-1 under the Investment Company Act.

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Under the Distribution Plan pertaining to UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Tax-Free Investor Fund, UBS Prime Investor Fund and UBS Select Government Investor Fund adopted in the manner prescribed by Rule 12b-1 under the Investment Company Act, the funds pay UBS AM (US) a distribution fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each fund. UBS AM (US) may reallow any or all of the fees to such dealers and other financial intermediaries as UBS AM (US) may from time to time determine consistent with the terms of the Distribution Plan.

UBS AM (US) uses the fees under the Distribution Plan primarily to finance activities principally intended to result in the sale and distribution of shares, including but not limited to: (a) providing incentives to dealers and other entities to sell shares; (b) advertising and marketing shares; and (c) implementing and operating the Plan, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each fund by each dealer or other financial intermediary (unless waived). Each dealer and other financial intermediary then offsets its own expenses in servicing and maintaining shareholder accounts, including related overhead expenses.

The Distribution Plan and the Principal Underwriting Contract specify that UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Tax-Free Investor Fund, UBS Prime Investor Fund and UBS Select Government Investor Fund will pay UBS AM (US) for distribution related activities, not as reimbursement for specific expenses incurred. Therefore, even if the distribution related expenses of UBS AM (US) exceed the fees it receives, the fund will not be obligated to pay more than those fees. On the other hand, if the distribution related expenses of UBS AM (US) are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of fees received or accrued through the termination date of the Distribution Plan will be the sole responsibility of UBS AM (US) and not that of the fund. Annually, the board reviews the Distribution Plan and the corresponding expenses of UBS AM (US) for each of UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Tax-Free Investor Fund, UBS Prime Investor Fund and UBS Select Government Investor Fund separately.

Among other things, the Distribution Plan provides that (1) UBS AM (US) will submit to the board at least quarterly, and the trustees will review, reports regarding all amounts expended under the Distribution Plan and the purposes for which such expenditures were made, (2) the Distribution Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those trustees who are not “interested persons” of a fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreement related to the Distribution Plan, acting in person at a meeting called for that purpose, (3) payments by a fund under the Distribution Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the fund and (4) while the Distribution Plan remains in effect, the selection and nomination of trustees who are not “interested persons” of a fund shall be committed to the discretion of the trustees who are not “interested persons” of a fund.

In reporting amounts expended under the Distribution Plan to the board, UBS AM (US) allocates among each fund subject to such arrangement the expenses attributable to the sale of such fund. The fees paid by one fund will not be used to subsidize the sale of another fund’s shares.

For the fiscal year ended April 30, 2019, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Tax-Free Investor Fund, UBS Prime Investor Fund and UBS Select Government Investor Fund actually paid distribution fees to UBS AM (US) (after waivers) as follows:

UBS Select Prime Investor Fund	$4,391,519
UBS Select Treasury Investor Fund	1,913,942
UBS Tax-Free Investor Fund	489,637
UBS Prime Investor Fund	2,206,193
UBS Select Government Investor Fund	803,597

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UBS AM (US) estimates that it and its affiliates incurred distribution-related expenses with respect to the funds during the fiscal year ended April 30, 2019 as set forth below.

UBS Select Prime Investor Fund
Marketing and advertising	$—
Amortization of commissions	—
Printing of prospectuses and SAIs	—
Branch network costs allocated and interest expense	—
Service fees paid to financial advisors	5,266,751

UBS Select Treasury Investor Fund
Marketing and advertising	$—
Amortization of commissions	—
Printing of prospectuses and SAIs	—
Branch network costs allocated and interest expense	—
Service fees paid to financial advisors	2,295,528

UBS Tax-Free Investor Fund
Marketing and advertising	$—
Amortization of commissions	—
Printing of prospectuses and SAIs	—
Branch network costs allocated and interest expense	—
Service fees paid to financial advisors	587,508

UBS Prime Investor Fund
Marketing and advertising	$—
Amortization of commissions	—
Printing of prospectuses and SAIs	—
Branch network costs allocated and interest expense	—
Service fees paid to financial advisors	2,645,934

UBS Select Government Investor Fund
Marketing and advertising	$—
Amortization of commissions	—
Printing of prospectuses and SAIs	—
Branch network costs allocated and interest expense	—
Service fees paid to financial advisors	963,700

“Marketing and advertising” includes various internal costs allocated by UBS AM (US) to its efforts at distributing a fund’s shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of UBS AM (US). “Branch network costs allocated and interest expense” consist of an allocated portion of the expenses of various departments involved in the distribution of the funds’ shares, including the retail branch system of UBS Financial Services Inc., a primary dealer for the funds’ shares during this period, and “Service fees paid to financial advisors” represents compensation paid by the dealers for the funds’ shares to their financial advisors. The distribution-related expenses identified above may not reflect expenses incurred by some affiliates.

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In approving the Distribution Plan, the board considered the anticipated benefits to the funds and their shareholders. With regard to the Distribution Plan, the board considered, as relevant (1) the belief of UBS AM (US) that the distribution fees would be attractive to dealers, financial advisors and other entities, resulting in greater growth of the funds than might otherwise be the case, (2) the distribution-related services provided to the funds and their shareholders by UBS AM (US) and financial intermediaries, and (3) the distribution related expenses and costs of UBS AM (US).

With respect to the Distribution Plan, the board considered the compensation that UBS AM (US) would receive under the Distribution Plan and the Principal Underwriting Contracts. The board also considered the benefits that would accrue to UBS AM (US) under the Distribution Plan in that UBS AM (US) or an affiliate would receive distribution, service, management and administration fees that are calculated based upon a percentage of the average net assets of each fund. These fees would increase if the Distribution Plan were successful and the funds attained and maintained significant asset levels.

Shareholder services plan.    UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Tax-Free Investor Fund, UBS Prime Investor Fund and UBS Select Government Investor Fund have adopted a shareholder services plan (“Investor Shareholder Services Plan”), and UBS Select Treasury Capital Fund and UBS Select Government Capital Fund have adopted a shareholder services plan (“Capital Shareholder Services Plan” and together with the Investor Shareholder Services Plan, a “Shareholder Services Plan”). Each Shareholder Services Plan requires that UBS AM (US) provide to the board at least annually a written report of the amounts expended by UBS AM (US) under service agreements with financial intermediaries and the purposes for which such expenditures were made. Each service agreement requires the financial intermediary to cooperate with UBS AM (US) in providing information to a board with respect to amounts expended and services provided under the service agreement. Each Shareholder Services Plan may be terminated at any time, without penalty, by vote of the trustees who are not “interested persons,” and who have no direct or indirect financial interest in the operation of that Shareholder Services Plan (“Disinterested Trustees”). Any amendment to a Shareholder Services Plan must be approved by the board and any material amendment must be approved by the relevant Disinterested Trustees.

Should future legislative, judicial or administrative action prohibit or restrict the activities of banks serving as financial intermediaries in connection with the provision of support services to their customers, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Tax-Free Investor Fund, UBS Prime Investor Fund, UBS Select Treasury Capital Fund, UBS Select Government Investor Fund and UBS Select Government Capital Fund, as applicable, and UBS AM (US) might be required to alter or discontinue their arrangements with financial intermediaries that are banks and change their method of operations with respect to shares of the funds. It is not anticipated, however, that any change in the funds’ method of operations would affect the net asset value per share of any fund or result in a financial loss to any shareholder. Conflict of interest restrictions may apply to a financial institution’s receipt of compensation from a fund or UBS AM (US) resulting from fiduciary funds being invested in shares of the funds. Before investing fiduciary funds in fund shares, financial intermediaries, including investment advisors and other money managers under the jurisdiction of the SEC, the Department of Labor or state securities commissions and banks regulated by the Comptroller of the Currency should consult their legal advisors.

The service agreements require a financial intermediary to comply with laws regarding the disclosure to its customers of the compensation payable to it under the applicable Shareholder Services Plan and any other compensation payable to it in connection with the investment of its customers’ assets in shares of the funds. Shares of UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Tax-Free Investor Fund, UBS Prime Investor Fund, UBS Select Treasury Capital Fund, UBS Select Government Investor Fund or UBS Select Government Capital Fund are available for purchase only by those financial intermediaries that have entered into service agreements with UBS AM (US) in connection with their investment; shares of UBS Select Treasury Capital Fund and

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UBS Select Government Capital Fund are also available for direct investment as described in the related prospectus. Financial intermediaries providing services to owners of fund shares in certain states may be required to be registered as dealers under the laws of those states.

UBS AM (US) implements each Shareholder Services Plan by entering into a service agreement with each financial intermediary that purchases shares of UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Tax-Free Investor Fund, UBS Prime Investor Fund, UBS Select Government Investor Fund, UBS Select Treasury Capital Fund or UBS Select Government Capital Fund on behalf of its customers. A service agreement requires the financial intermediary to provide support services to its customers who are the beneficial owners of fund shares.

Under the Investor Shareholder Services Plan, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Tax-Free Investor Fund, UBS Prime Investor Fund and UBS Select Government Investor Fund each pay UBS AM (US) a monthly fee at the annual rate of 0.10% of the average daily net asset value of the shares held by financial intermediaries on behalf of their customers. Under the Capital Shareholder Services Plan, UBS Select Treasury Capital Fund and UBS Select Government Capital Fund each pay UBS AM (US) a monthly fee at the annual rate of 0.15% of the average daily net asset value of the shares held by financial intermediaries on behalf of their customers. Under each service agreement entered into pursuant to a Shareholder Services Plan, UBS AM (US) pays a fee that is identical to the fee provided for under the applicable Shareholder Services Plan to the financial intermediary for providing support services to its customers as specified in the service agreement. (For shareholders that invest directly in UBS Select Treasury Capital Fund or UBS Select Government Capital Fund, and not through a financial intermediary, UBS AM (US) may provide support services to such shareholders and retain the monthly fee.) These services may include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with UBS AM (US); (ii) providing customers with a service that invests the assets of their accounts in fund shares; (iii) processing dividend payments on behalf of customers; (iv) providing information periodically to customers showing their positions in fund shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed by the financial intermediary; (vii) providing sub-accounting with respect to fund shares beneficially owned by customers or the information necessary for sub-accounting (under some arrangements only); (viii) forwarding shareholder communications (such as proxies, shareholder reports and dividend, distribution and tax notices) to customers, if required by law; and (ix) such other similar services as UBS AM (US) or a fund may reasonably request from time to time to the extent the financial intermediary is permitted to do so under federal and state statutes, rules and regulations.

For the fiscal year ended April 30, 2019, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Tax-Free Investor Fund, UBS Prime Investor Fund, UBS Select Government Investor Fund, UBS Select Treasury Capital Fund and UBS Select Government Capital Fund paid service fees to UBS AM (US) (after waivers) as follows:

UBS Select Prime Investor Fund	$878,304
UBS Select Treasury Investor Fund	382,788
UBS Tax-Free Investor Fund	97,927
UBS Prime Investor Fund	441,239
UBS Select Government Investor Fund	160,720
UBS Select Treasury Capital Fund	—
UBS Select Government Capital Fund	—

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The following table shows the amounts of service fees that were voluntarily waived by UBS AM (US) during the fiscal year ended April 30, 2019:

UBS Select Prime Investor Fund	$878,304
UBS Select Treasury Investor Fund	382,788
UBS Tax-Free Investor Fund	97,927
UBS Prime Investor Fund	441,239
UBS Select Government Investor Fund	160,720
UBS Select Treasury Capital Fund	1,885,846
UBS Select Government Capital Fund	5,438,049

Any service fees received were fully paid by UBS AM (US) to financial intermediaries for providing support services.

All Funds.    UBS AM (US) may make cash and non-cash payments to affiliated and unaffiliated broker-dealers and other financial intermediaries (collectively, “Financial Intermediaries”) that engage in selling efforts on behalf of a fund, subject to the internal policies and procedures of UBS AM (US). The source of such payments may come from Rule 12b-1 fees and/or shareholder servicing fees collected from a fund and/or UBS AM (US)’s own resources (including through transfers from affiliates). Payments made out of its own resources are often referred to as “revenue sharing.” Revenue sharing payments generally are based on the value of fund shares sold as a result of such selling efforts although they could take other forms (such as, without limitation, ticket charges or “trail” fees for servicing shareholder accounts). Revenue sharing payments are negotiated by UBS AM (US) and may also be based on such other factors as the Financial Intermediary’s ability to attract and retain assets, the quality and quantity of the services provided by the Financial Intermediary, the Financial Intermediary’s relationship with UBS AM (US) or the reputation of the Financial Intermediary.

Revenue sharing payments are made by UBS AM (US) out of its own resources (and not out of fund assets). The value of a shareholder’s investment in one of these funds and the return on that investment will be unaffected by these revenue sharing payments, which are in addition to amounts paid by a fund in connection with the distribution and shareholder servicing arrangements discussed above, if any. The source of revenue sharing payments may come from transfers from other UBS entities, such as UBS AM. UBS AM (US) may pay Financial Intermediaries a finder’s fee for a variety of reasons, including (1) where UBS AM (US) is paying shareholder servicing fees or making other payments to a separate Financial Intermediary that makes shares available to others, (2) where the assets in an account reach a certain threshold or (3) where a Financial Intermediary provides marketing support or access to sales platforms or personnel. UBS AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS AM. UBS AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS AM (US)’s internal policies and procedures governing payments for such seminars. These seminars may take place at UBS AM (US)’s headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS AM (US)’s internal policies and procedures, UBS AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS AM (US)’s promotional items of nominal value (golf balls, shirts, etc.). In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS AM (US) and may be paid by UBS AM (US) for providing sub-transfer agency and other services.

To the extent permitted by applicable law, revenue sharing payments may take other forms or may be paid for other reasons. Investors should note that such payments may be more or less than the compensation on similar or other

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investments that your Financial Intermediary receives and may thus influence your Financial Intermediary to present or recommend a fund. You should ask your Financial Intermediary about any payment it receives from UBS AM (US) and any services provided.

Securities lending.    Pursuant to an agreement between the funds and State Street, the funds may lend their securities through State Street as securities lending agent to certain qualified borrowers (the “Securities Lending Agreement”). As securities lending agent of the funds, State Street administers the funds’ securities lending program. These services include arranging the securities loans with approved borrowers and collecting fees and rebates due to the funds. State Street also collects and maintains collateral intended to secure the obligations of each borrower and marks to market daily the value of loaned securities. If a borrower defaults on a loan, State Street is authorized to exercise contractual remedies on behalf of the funds and, pursuant to the terms of the Securities Lending Agreement, has agreed to indemnify the funds for certain losses, which exclude losses associated with collateral reinvestment. State Street may also, in its capacity as securities lending agent, invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Agreement. State Street maintains records of loans made and income derived therefrom and makes available such records that the funds deem necessary to monitor the securities lending program.

For the fiscal year ended April 30, 2019, the funds did not earn income or incur costs and expenses as a result of their securities lending activities.

Portfolio transactions

The funds purchase portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

For purchases or sales with broker-dealer firms that act as principal, UBS AM seeks best execution. Although UBS AM may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. UBS AM may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

Research services and information received from brokers or dealers are supplemental to UBS AM’s own research efforts and, when utilized, are subject to internal analysis before being incorporated into their investment processes. Information and research services furnished by brokers or dealers through which or with which the funds effect securities transactions may be used by UBS AM in advising other funds or accounts and, conversely, research services furnished to UBS AM by brokers or dealers in connection with other funds or accounts may be used in advising the funds.

During the fiscal years ended April 30, 2019, 2018 and 2017, the funds did not pay brokerage commissions. Therefore, the funds did not allocate any brokerage transactions for research, analysis, advice and similar services.

Investment decisions for the funds and for other investment accounts managed by UBS AM are made independently of one another in light of differing considerations for the various accounts. However, the same investment decision

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may occasionally be made for the funds and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the funds and such other account(s) as to amount in a manner deemed equitable to the funds and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the funds are concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the funds.

As of April 30, 2019 the corresponding master funds for UBS Select Prime Institutional Fund, UBS Select Government Institutional Fund, UBS Select Treasury Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Government Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select Prime Investor Fund, UBS Select Government Investor Fund, UBS Select Treasury Investor Fund, UBS Select Government Capital Fund, UBS Select Treasury Capital Fund, UBS Prime Reserves Fund, UBS Prime Preferred Fund and UBS Prime Investor Fund owned securities issued by their regular broker-dealers or entities that may be deemed affiliates of those regular broker-dealers (as defined in Rule 10b-1 under the Investment Company Act) as follows:

Prime Master Fund

(corresponding master fund for UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund and UBS Select Prime Investor Fund)

Issuer	Type of security	Value

Barclays Bank PLC	Repurchase agreement	$1,100,000,000

Barclays Bank PLC	Commercial paper	72,013,067

Toronto Dominion Bank	Commercial paper	79,962,355

Toronto Dominion Bank	Commercial paper	55,040,154

Toronto Dominion Bank	Certificate of deposit	60,033,217

Merrill Lynch Pierce Fenner & Smith, Inc.	Repurchase agreement	200,000,000

BNP Paribas SA	Certificate of deposit	120,018,272

BNP Paribas SA	Commercial paper	118,653,986

BNP Paribas SA	Repurchase agreement	130,000,000

JPMorgan Chase & Co.	Repurchase agreement	250,000,000

JPMorgan Chase & Co.	Commercial paper	69,657,338

ICB Of China Financial Services, LLC	Commercial paper	49,999,976

Government Master Fund

(corresponding master fund for UBS Select Government Institutional Fund, UBS Select Government Preferred Fund, UBS Select Government Investor Fund and UBS Select Government Capital Fund)

Issuer	Type of security	Value

Barclays Bank PLC	Repurchase agreement	$100,000,000

Barclays Bank PLC	Repurchase agreement	100,000,000

Barclays Bank PLC	Repurchase agreement	100,000,000

Barclays Bank PLC	Repurchase agreement	1,300,000,000

BNP Paribas	Repurchase agreement	100,000,000

Merrill Lynch Pierce Fenner & Smith, Inc.	Repurchase agreement	150,000,000

Toronto Dominion Bank	Repurchase agreement	200,000,000

Mitsubishi UFJ Securities Co., Ltd.	Repurchase agreement	500,000,000

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Issuer	Type of security	Value

JP Morgan Chase & Co.	Repurchase agreement	$50,000,000

JP Morgan Chase & Co.	Repurchase agreement	100,000,000

Treasury Master Fund

(corresponding master fund for UBS Select Treasury Institutional Fund, UBS Select Treasury Preferred Fund, UBS Select Treasury Investor Fund and UBS Select Treasury Capital Fund)

Issuer	Type of security	Value

Barclays Bank PLC	Repurchase agreement	$200,000,000

Barclays Bank PLC	Repurchase agreement	100,000,000

Barclays Bank PLC	Repurchase agreement	300,000,000

Barclays Bank PLC	Repurchase agreement	300,000,000

Barclays Bank PLC	Repurchase agreement	400,000,000

Barclays Bank PLC	Repurchase agreement	150,000,000

BNP Paribas	Repurchase agreement	900,000,000

Merrill Lynch Pierce Fenner & Smith, Inc.	Repurchase agreement	450,000,000

Goldman Sachs & Co.	Repurchase agreement	300,000,000

Mitsubishi UFJ Securities Co., Ltd.	Repurchase agreement	300,000,000

Mitsubishi UFJ Securities Co., Ltd.	Repurchase agreement	500,000,000

Mitsubishi UFJ Securities Co., Ltd.	Repurchase agreement	300,000,000

Mitsubishi UFJ Securities Co., Ltd.	Repurchase agreement	500,000,000

Mitsubishi UFJ Securities Co., Ltd.	Repurchase agreement	600,000,000

JP Morgan Chase & Co.	Repurchase agreement	100,000,000

Mizuho Securities	Repurchase agreement	500,000,000

Prime CNAV Master Fund

(corresponding master fund for UBS Prime Reserves Fund, UBS Prime Preferred Fund and UBS Prime Investor Fund)

Issuer	Type of security	Value

Goldman Sachs & Co.	Repurchase agreement	$31,700,000

Toronto Dominion Bank	Commercial paper	74,969,250

BNP Paribas	Certificate of deposit	36,000,000

BNP Paribas	Repurchase agreement	15,000,000

BNP Paribas	Commercial paper	34,611,733

JP Morgan Chase & Co.	Commercial paper	18,896,999

Barclays Bank PLC	Repurchase agreement	450,000,000

Barclays Bank PLC	Commercial paper	18,000,000

Merrill Lynch Pierce Fenner & Smith, Inc.	Repurchase agreement	15,000,000

Mitsubishi UFJ Securities Co., Ltd.	Commercial paper	24,879,111

Mitsubishi UFJ Securities Co., Ltd.	Certificate of deposit	32,000,000

ICB Of China Financial Services, LLC	Commercial paper	24,963,396

ICB Of China Financial Services, LLC	Commercial paper	29,985,242

As of April 30, 2019, Tax-Free Master Fund (corresponding master fund for UBS Tax-Free Reserves Fund, UBS Tax-Free Preferred Fund and UBS Tax-Free Investor Fund) did not own securities issued by its regular broker-dealers or entities that may be deemed affiliates of those regular broker-dealers (as defined in Rule 10b-1 under the Investment Company Act).

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Additional information regarding redemptions

Additional redemption information.    The redemption price may be more or less than the shareholder’s cost, depending on the market value of each fund’s portfolio at the time, although the funds (except for UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund and UBS Select Prime investor Fund) attempt to maintain a constant net asset value of $1.00 per share. Each of UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund and UBS Select Prime Investor Fund calculates its net asset value to four decimals (e.g., $1.0000) using market-based pricing, and its share price will fluctuate.

On occasion, it is possible that the end of day accounting net asset value per share of the floating net asset value funds, UBS Select Prime Institutional, UBS Select Prime Preferred Fund, and UBS Select Prime Investor Fund, as reported in a shareholder report, for example, may differ from the transactional net asset value per share (used for purposes of processing purchases and redemptions); while this is not expected to occur with great frequency, it may happen should certain factors align on a given business day. The final end-of-day net asset value per share for accounting and financial statement reporting purposes is designed to reflect all end-of-day accounting activities, which may include, but are not limited to, income and expense accruals, dividend and distribution reinvestments as well as final share activity; such items are factored into the fund after the last transactional net asset value per share is calculated on a given day (normally, the last transactional net asset value per share is calculated as of 3:00 pm, Eastern time).

If conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund’s net asset value. If payment is made in securities, the shareholder may incur expenses in converting these securities into cash.

Valuation of shares

Each feeder fund (except UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund and UBS Select Prime Investor Fund) uses its best efforts to maintain its net asset value at $1.00 per share using amortized cost-based pricing. Each of UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund and UBS Select Prime Investor Fund calculates its net asset value to four decimals (e.g., $1.0000) using market-based pricing, and its share price will fluctuate. UBS Prime Reserves Fund, UBS Prime Preferred Fund, UBS Prime Investor Fund, UBS Tax-Free Reserves Fund, UBS Tax-Free Preferred Fund and UBS Tax-Free Investor Fund are available only to investors who qualify for investments in “retail” money market funds consistent with Rule 2a-7 under the Investment Company Act and related SEC staff guidance (e.g., beneficial owners who are natural persons). The funds’ net asset values per share are typically determined by the funds’ custodian, State Street.

Each master fund (except Prime Master Fund) values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 (the “Rule”) under the Investment Company Act. Prime Master Fund values its portfolio securities using market-based pricing. To use amortized cost to value its portfolio securities, a master fund must adhere to certain conditions under the Rule relating to its investments, some of which are discussed in this SAI. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, the master funds might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

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With respect to each master fund except Prime Master Fund, the master funds’ board has established procedures (“Procedures”) for the purpose of stabilizing the value of such a master fund’s net assets within 1/2 of 1% of the value determined based on amortized cost. The Procedures include a review of the extent of any deviation of net asset value, based on available market quotations. If that deviation exceeds 1/2 of 1% for a master fund, the board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming interests in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value as determined by using available market quotations. In addition, for all master funds except Prime Master Fund, if the board determines that a fund can no longer maintain a constant net asset value of $1.00 per share, the fund may, as part of converting to a market based net asset value, take steps to: (i) temporarily suspend the offering of fund shares; (ii) delay the payment of redemption proceeds for up to seven days, as permitted by the Investment Company Act; and (iii) price its shares once a day at the last current valuation time (e.g., 5:00 p.m., Eastern time for UBS Select Treasury Institutional Fund, UBS Select Treasury Preferred Fund, UBS Select Treasury Investor Fund, UBS Select Treasury Capital Fund, UBS Prime Reserves Fund, UBS Prime Preferred Fund, UBS Prime Investor Fund, UBS Select Government Institutional Fund, UBS Select Government Preferred Fund, UBS Select Government Investor Fund and UBS Select Government Capital Fund; 3:00 p.m., Eastern time for UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund and UBS Select Prime Investor Fund; and 12:00 p.m. (noon), Eastern time for UBS Tax-Free Reserves Fund, UBS Tax-Free Preferred Fund and UBS Tax-Free Investor Fund).

The board may also reduce the number of shares outstanding on a pro rata basis through a reverse stock split to the extent permissible by applicable law and the Trust’s organizational documents. The board may consider this action for example during a negative interest rate environment to maintain a fund’s $1.00 net asset value per share. Consistent with SEC staff guidance, a reverse stock split may trigger a filing with the SEC on Form N-CR.

Each master fund will maintain a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life for its portfolio of 120 days or less, will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those US-dollar denominated instruments that are of high quality under the Rule and that UBS AM, acting pursuant to the Procedures, determines present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. If amortized cost ceases to represent fair value for those master funds using that method, the board will take appropriate action.

In determining the approximate market value of portfolio investments, the master funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the Master Trust’s board.

As noted above and in the related Funds’ prospectuses, each of UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund and UBS Select Prime Investor Fund calculates its net asset value per share to four decimals (e.g., $1.0000) using market-based pricing and has a share price that fluctuates. The UBS AM website discloses each fund’s market-based net asset value per share to four decimal places as of the end of each business day for the previous six months as part of a graph captioned “Six-Month Historical NAV.” The UBS AM website may be found at https://www.ubs.com/usmoneymarketfunds; information for these particular funds can be located using the “drop down” navigational menus captioned “Individual Investors” and/or “Institutional Investors” as these funds may be purchased by both types of investors.

UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund and UBS Select Prime Investor Fund value their shares three times each business day for purchases and redemptions, with the third value reflected in the graphs. Investors who would like historical information regarding share values as of the first or second daily pricing, as well

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as the third daily pricing, may obtain that information on the website via a separate document captioned “UBS Select Prime Funds Historical Intraday Market-Based NAVs.” The historical multi-price net asset value file will be updated monthly. Certain financial intermediaries may post each of the three daily net asset values per share to their own electronic trade execution or information facilities throughout the day, shortly after a fund has priced its shares as of a given daily valuation time. Investors without access to such financial intermediary websites may request the same information by calling 1-888-547 FUND. In addition to disseminating the three daily pricing values to certain financial intermediaries, these funds may also provide such data to media publications, research firms, information aggregators and other providers such as iMoneyNet, Crane Data, and NASDAQ. Each of these providers may make such information available to their subscribers daily.

The UBS AM website noted above also features additional information for each of the funds, such as historical performance information (e.g., yields) and certain additional portfolio statistics.

Taxes

Qualification as a regulated investment company.    Each feeder fund intends to continue to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code. To so qualify, each feeder fund must distribute to its shareholders in each taxable year an amount at least equal to the sum of 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any, determined without regard to any deduction for dividends paid) and any net tax-exempt income and must meet several additional requirements. Among these requirements are the following: (1) the feeder fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, net income derived from an interest in a qualified publicly-traded partnership and certain other income; (2) at the close of each quarter of the feeder fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the feeder fund’s total assets nor 10% of the voting securities of such issuer; and (3) at the close of each quarter of the feeder fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer, in two or more issuers that the fund controls and which are engaged in the same or similar trades or businesses or of one or more qualified publicly-traded partnerships.

By qualifying for treatment as a RIC, the feeder fund (but not its shareholders) will be relieved of federal income tax on the portion of its investment company taxable income and net capital gain that it distributes to shareholders, provided that it distributes an amount at least equal to 90% of its investment company taxable income and net tax-exempt income for the taxable year. If the feeder fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions (including distributions that would otherwise be “exempt interest dividends,” as discussed below) as dividends (that would generally be taxed as ordinary income) to the extent of the fund’s earnings and profits. In addition, the feeder fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Taxes on fund distributions and redemptions.    Distributions of investment company taxable income are taxable to you, whether paid in cash or reinvested in fund shares. Distributions of net investment income received by each fund from investments in debt securities and any net realized short-term capital gains distributed by each fund will be taxable to shareholders as ordinary income (except to the extent that such dividends are reported as exempt interest dividends) and will not be eligible for the dividends-received deduction for corporations. Due to their investment strategies, each feeder fund will not typically derive material amounts of net long-term capital gains.

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Although current tax law generally provides for a minimum tax rate for individual taxpayers of 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts) on certain qualifying dividend income, distributions from funds such as these feeder funds investing primarily in bonds and other debt instruments via the master funds will not generally qualify for the lower tax rates.

Dividends paid by each of UBS Tax-Free Reserves Fund, UBS Tax-Free Preferred Fund and UBS Tax-Free Investor Fund (each a “municipal money market fund”) will generally qualify as “exempt-interest dividends,” and thus will be excludable from gross income by its shareholders, if the fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets (including its proportionate share of investments made through investment in a master fund) consists of securities the interest on which is excludable from gross income under Section 103(a) of the Internal Revenue Code. Each municipal money market fund intends to continue to satisfy this requirement. The aggregate amount annually reported by a municipal money market fund as exempt-interest dividends may not exceed its interest for the year that is excludable under Section 103(a) (including its proportionate share of such interest earned by a master fund) over certain amounts disallowed as deductions.

It should be noted that dividends paid by each of UBS Tax-Free Reserves Fund, UBS Tax-Free Preferred Fund and UBS Tax-Free Investor Fund will generally be subject to applicable state and local income taxes.

Tax-exempt interest attributable to certain PABs (including, in the case of a municipal money market fund receiving interest on those bonds, a proportionate part of the exempt-interest dividends it pays) is an item of tax preference for purposes of the federal alternative minimum tax (“AMT”). PABs are issued by or on behalf of public authorities to finance various privately operated facilities and are described in this SAI.

Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by IDBs or PABs should consult their tax advisers before purchasing shares of a municipal money market fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term “substantial user” is defined generally to include a “non-exempt person” who regularly uses in its trade or business a part of a facility financed from the proceeds of IDBs or PABs.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as a municipal money market fund) plus 50% of their benefits exceed certain base amounts. Exempt-interest dividends from the municipal money market funds still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient’s income exceeds the established amounts.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the municipal money market funds is not deductible to the extent it is deemed related to such funds’ distributions of tax-exempt interest.

If a municipal money market fund invests in any instruments that generate taxable income, the portion of any fund dividend attributable to the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the “actual earned” method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if a municipal money market fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders.

Each municipal money market fund may invest (through their investment in a master fund) in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the

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amount of the issue price plus accrued original issue discount) (“municipal market discount bonds”). If a bond’s market discount is less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond’s accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a municipal money market fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Taxable distributions to non-residents will generally be subject to a 30% withholding tax. Distributions to nonresidents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for a potential exemption is not maintained or expected to be available. Exempt-interest dividends paid by the municipal money market funds are not subject to withholding. Each fund is required to withhold US tax (at a 30% rate) on payments of taxable dividends made to certain non-US entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Nonresidents may also be subject to US estate tax with respect to their shares of a fund.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all its ordinary (i.e., taxable) income (taking into account certain deferrals and elections) for that year and any capital gain net income for the one-year period ending October 31 of that year, plus certain other amounts.

You will generally not recognize any gain or loss on the sale or exchange of your fund shares as long as the fund maintains a share price of $1.00. However, a liquidity fee imposed by a fund will reduce the amount you will receive upon the redemption of your shares, and will decrease the amount of any capital gain or increase the amount of any capital loss you will recognize from such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by money market funds, and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service. If a fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the fund at such time.

Because each of UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund and UBS Select Prime Investor Fund does not maintain a stable share price, a sale or exchange of shares of those funds may result in a capital gain or loss for you. Unless you choose to adopt a simplified “NAV method” of accounting (described below), such capital gain or loss (and any capital gain or loss from the shares of another fund) generally will be treated either as short-term if you held your shares as capital assets for one year or less, or long-term if you held your shares longer. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Moreover, subject to the exception described in the following paragraph, if you acquire shares (either through purchase, reinvestment of distributions or otherwise) within thirty days before or after selling, redeeming or exchanging other shares of the same fund at a loss, all of a portion of your loss generally will not be deductible under the wash sale rules and will instead increase the tax basis of the acquired fund shares to preserve the loss until a future sale, redemption or exchange.

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If you elect to adopt the NAV method of accounting, rather than computing gain or loss on every taxable disposition of fund shares as described above, you would determine your gain or loss based on the change in the aggregate value of your shares during a computation period (such as your taxable year), reduced by your net investment (purchases minus sales) in those shares during that period. Under the NAV method, any resulting net capital gain or loss would be treated as short-term capital gain or loss, provided that you held the shares as capital assets. The IRS has issued guidance indicating that the wash sale rules described above will not apply to taxpayers with respect to shares redeemed from a floating net asset value money market fund, such as UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund and UBS Select Prime Investor Fund.

The foregoing is a general, abbreviated summary of certain provisions of the federal tax laws currently in effect as they directly govern the taxation of shareholders of each fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning federal tax matters.

Tax treatment of master funds.    Each master fund will be treated as a non-publicly traded partnership for federal income tax purposes rather than as a RIC or a corporation under the Internal Revenue Code. Under the rules applicable to a non-publicly traded partnership, a proportionate share of any interest, dividends, gains and losses of a corresponding master fund will be deemed to have been realized (i.e., “passed through”) to its interest holders (including a fund) regardless of whether any amounts are actually distributed by the master fund. Each interest holder in a master fund will be taxed on such proportionate share, as determined in accordance with the governing instruments of the master fund, the Internal Revenue Code and applicable regulations, in determining such interest holder’s federal income tax liability. Therefore, to the extent that a master fund were to accrue but not distribute any income or gains, a fund investing in the master fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master funds will seek to minimize recognition by its interestholders (including the funds) of income and gains without a corresponding distribution. Furthermore, each master fund’s assets, income and distributions will be managed in such a way that an interestholder in a master fund will be able to continue to qualify as a RIC by investing its assets through the master fund.

Backup withholding.    Each fund is required to withhold 24% of all dividends payable to individuals and certain other non-corporate shareholders who do not provide the fund or UBS Financial Services Inc. with a correct taxpayer identification number or who are otherwise subject to backup withholding.

Potential conflicts of interest

Activities of UBS Asset Management (Americas) Inc. and its affiliates (collectively, “UBS Asset Management”), UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, “UBS”) and other accounts managed by UBS

UBS Asset Management is a large asset management firm with approximately $831.2 billion in assets under management worldwide as of June 30, 2019.1 UBS Asset Management offers investment capabilities and investment styles across all major traditional and alternative asset classes, including equity, fixed income, currency, hedge fund, real estate, infrastructure and private equity investment capabilities that can also be combined in multi-asset strategies. UBS Asset Management has around 3,400 employees (which include around 1,150 employees from other areas of UBS who are aligned with or provide support functions for UBS Asset Management – such as information technology, legal and compliance support) located in 22 countries. UBS Asset Management is headquartered in London with other main offices in Chicago, Frankfurt, Hartford, Hong Kong, New York, Paris, Sydney, Tokyo, Toronto and Zurich.

[1]	UBS Asset Management (Americas) Inc. managed approximately $181.6 billion as of June 30, 2019.

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UBS is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Asset Management and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the funds, are engaged in businesses and have interests other than that of managing the funds. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the funds. This section sets forth considerations of which investors in the funds should be aware, and which may cause conflicts of interest on the part of UBS and UBS Asset Management that could disadvantage the funds. To address these potential conflicts, UBS and UBS Asset Management have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent the funds from being disadvantaged.

Prospective investors should carefully review the following, which more fully describes these and other potential conflicts of interest presented by UBS Asset Management’s and UBS’ other businesses and interests.

Potential conflicts relating to portfolio decisions, the sale of fund shares and the allocation of investment opportunities

UBS’ other activities may have an impact on the funds.    UBS Asset Management makes decisions for the funds in accordance with its obligations as investment advisor to the funds. However, UBS’ other activities may, at the same time, have a negative impact on the funds. As a result of the various activities and interests of UBS, it is likely that the funds will have multiple business relationships with, engage in transactions with, make voting decisions with respect to, or obtain services from UBS and other entities for which UBS performs or seeks to perform investment banking or other services. It is also likely that the funds will undertake transactions in securities in which UBS makes a market or otherwise has other direct or indirect interests.

UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients which may involve markets and securities in which the funds invest. These activities will give UBS broad access to the current status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information in respect of markets and investments, which, if known to UBS Asset Management, might cause UBS Asset Management to seek to dispose of, retain or increase interests in investments held by a fund or acquire certain positions on behalf of a fund. UBS will be under no duty to make any such information available to the funds or personnel of UBS Asset Management making investment decisions on behalf of the funds and maintains information barriers designed to prevent the misuse of such information. In general, personnel of UBS Asset Management making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.

In conformance with a fund’s investment objective and subject to compliance with applicable law, UBS Asset Management may purchase securities for a fund during an underwriting or other offering of securities in which a broker/dealer affiliate acts as a manager, co-manager, underwriter or placement agent, or receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS Asset Management may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS Asset Management will be current investors in companies engaged in an offering of securities which UBS Asset Management may purchase on behalf of its clients. Such purchases may provide a direct or indirect benefit to UBS Asset Management affiliates acting as a selling shareholder. UBS Asset Management may also participate in structured fixed income offerings of securities in which a related person may serve as trustee, depositor, originator, service agent or other service provider in which fees will be paid to such related person. Further, a related person may act as originator and/or servicing agent of loans or receivables for a structured fixed income offering in which UBS Asset Management may invest fund assets. Participation in such offering may directly or indirectly relieve financial obligations of related persons.

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UBS Asset Management may purchase or sell, or recommend for purchase or sale, for its investment advisory clients securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Asset Management may recommend to its clients, or purchase for its clients, securities of issuers in which UBS has an interest as described in this paragraph.

UBS’ financial and other interests and relationships may incentivize UBS to promote the sale of fund shares.    UBS, its personnel and other financial service providers, have interests in promoting sales of the funds. UBS Asset Management may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries, that sell shares of the funds, subject to UBS Asset Management’s internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the fund and/or from the underwriter’s own resources (including through transfers from affiliates). Payments made out of the underwriter’s own resources are often referred to as “revenue sharing.” Please read the section entitled “Investment advisory, administration and principal underwriting arrangements” for more information.

With respect to both UBS and its personnel, the remuneration and profitability relating to services to and sales of the funds or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered by UBS or other third parties. UBS and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the funds or their shareholders. UBS and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions charged to the funds may also be higher than for other products or services, and the remuneration and profitability to UBS and such personnel resulting from transactions on behalf of or management of the funds may be greater than the remuneration and profitability resulting from similar transactions for other funds or products.

UBS also may have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the funds, or who engage in transactions with or for the funds. For example, UBS regularly participates in industry and consultant sponsored conferences and may purchase educational, data or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help UBS understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the funds may receive fees from UBS or the funds in connection with the distribution of shares in the funds or other UBS products. For example, UBS may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by UBS Asset Management. UBS may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. UBS’ membership in such organizations allows UBS to participate in these conferences and educational forums and helps UBS interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, UBS’ personnel, including employees of UBS, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the funds or that may recommend investments in the funds. In addition, UBS, including UBS Asset Management, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. UBS’ personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the funds or other dealings with the funds that create incentives for them to promote the funds or certain portfolio transactions.

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To the extent permitted by applicable law, UBS Asset Management may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the funds. The additional payments by UBS Asset Management may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these or similar services by the funds. Payments made by UBS Asset Management may vary between different Intermediaries. Please read the section entitled “Investment advisory, administration and principal underwriting arrangements” for more information.

Potential conflicts relating to the allocation of investment opportunities among the funds and other UBS accounts.    UBS Asset Management manages accounts of certain clients by means of separate accounts (“Separate Accounts”). With respect to the funds, UBS Asset Management may follow a strategy that is expected to be similar over time to that utilized by the Separate Accounts. The funds and the Separate Account clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no assurance that such investment advice will be implemented simultaneously. Neither UBS Asset Management nor its affiliates will know when advice issued has been executed (if at all) and, if so, to what extent. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which a fund invests.

Other potential conflicts relating to the management of the funds by UBS Asset Management

Potential restrictions and issues relating to information held by UBS.    From time to time and subject to UBS Asset Management’s policies and procedures regarding information barriers, UBS Asset Management may consult with personnel in other areas of UBS, or with persons unaffiliated with UBS. The performance by such persons of obligations related to their consultation with personnel of UBS Asset Management could conflict with their areas of primary responsibility within UBS or elsewhere. There will be no obligation on the part of such persons to make available for use by the funds any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, UBS will be under no obligation to make available any research or analysis prior to its public dissemination.

In connection with its management of the funds, UBS Asset Management may have access to certain fundamental analysis and proprietary technical models developed by UBS Asset Management or its affiliates (including UBS). UBS Asset Management will not be under any obligation, however, to effect transactions on behalf of the funds in accordance with such analysis and models. In addition, neither UBS Asset Management nor any of its affiliates (including UBS) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the funds, and it is not anticipated that UBS Asset Management will have access to such information for the purpose of managing the funds. The proprietary activities or portfolio strategies of UBS Asset Management and its affiliates (including UBS) or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by UBS Asset Management, and have adverse effects on the funds.

Potential conflicts relating to UBS’ and UBS Asset Management’s proprietary activities and activities on behalf of other accounts.    Transactions undertaken by UBS or client accounts managed by UBS (“Client Accounts”) may adversely impact the funds. UBS and one or more Client Accounts may buy or sell positions while a fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the fund. For example, an equity fund (but not these money market funds) may establish a short position in a security and UBS or other Client Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the equity fund and such increase in price would be to the equity fund’s detriment. Conversely, the equity fund may buy a security and UBS or Client Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the equity fund holds. Conflicts may also arise because portfolio decisions regarding the equity fund may benefit UBS

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or other Client Accounts. For example, the sale of a long position or establishment of a short position by the equity fund may impair the price of the same security sold short by (and therefore benefit) UBS or other Client Accounts, and the purchase of a security or covering of a short position in a security by the equity fund may increase the price of the same security held by (and therefore benefit) UBS or other Client Accounts.

The directors, officers and employees of UBS and UBS Asset Management may buy and sell securities or other investments for their own accounts or for seed capital accounts (including through investment funds managed by UBS and UBS Asset Management). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for a fund. To reduce the possibility that a fund will be materially adversely affected by the personal or proprietary trading described above, the funds, UBS and UBS Asset Management have established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the funds’ portfolio transactions.

UBS Asset Management’s affiliates have direct or indirect interests in electronic communication networks and alternative trading systems (collectively “ECNs”). UBS Asset Management, in accordance with its fiduciary obligation to seek to obtain best execution, may execute client trades through ECNs in which its related persons have, or may acquire, an interest. A related person may receive compensation based upon its ownership percentage in relation to the transaction fees charged by the ECNs. UBS Asset Management will execute through an ECN in which a related person has an interest only in situations where it reasonably believes such transactions will be in the best interests of its clients and the requirements of applicable law have been satisfied.

In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, UBS Asset Management’s affiliates may effect transactions for funds or advisory client accounts on a national securities exchange of which an affiliate is an equity owner and/or a member and may retain compensation in connection with those transactions.

Gifts and entertainment.    From time to time, directors, officers and employees of UBS and UBS Asset Management may receive gifts and/or entertainment from clients, intermediaries, or service providers to the funds, UBS and UBS Asset Management, which could have the appearance of affecting or may potentially affect the judgment of the directors, officers and employees or the manner in which they conduct business on behalf of the funds, UBS and UBS Asset Management. To reduce the appearance of impropriety and the possibility that the funds may be materially adversely affected by such gifts and entertainment, UBS and UBS Asset Management have established policies and procedures that restrict the receipt of gifts and entertainment from clients, intermediaries, or service providers to the funds, UBS and UBS Asset Management.

UBS may in-source or outsource.    Subject to applicable law, UBS, including UBS Asset Management, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Selection of brokers and dealers and commission rates

While UBS Asset Management selects brokers primarily on the basis of the execution capabilities, UBS Asset Management, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when UBS Asset Management has determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. UBS Asset Management’s arrangements for the receipt of research services from brokers may create conflicts of interest, in that UBS Asset Management has an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.

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UBS Asset Management does not allocate the relative costs or benefits of research received from brokers or dealers among clients because UBS Asset Management believes that the research received is, in the aggregate, of assistance in fulfilling UBS Asset Management’s overall responsibilities to clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. UBS Asset Management may receive a variety of research services and information on many topics, which UBS Asset Management can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. These topics include: issuers, industries, securities, economic factors and trends, portfolio strategy, the performance of accounts, statistical information, market data, earnings estimates, credit analysis, pricing, risk measurement analysis, and other information that may affect US or foreign economies, security prices, or management of the portfolio.

The research services may include written reports, pricing and appraisal services, market data services, analysis of issues raised in proxy statements, educational seminars, subscriptions to trade journals, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with security analysts, economists, corporate and industry spokespersons, investment consultants and government representatives. Research services are either provided directly by broker-dealers or generated by third parties and are provided by the brokerage firm to which the commissions are paid including commission sharing arrangements.

Certain services may be mixed use, or used for research purposes as well as other purposes. Payment for these services is made as follows: the portion allocated to research is paid for through commissions, and the portion allocated to other purposes is paid for by UBS Asset Management. This allocation is determined by UBS Asset Management’s Best Execution and Trading Committee in good faith and based on objective criteria, to the extent available, of the amounts used for research and non-research purposes; however, the decision regarding what amounts are paid by UBS Asset Management versus paid by clients through commissions presents a conflict of interest. Research services received from brokers and dealers may be supplemental to UBS Asset Management’s own research efforts and, when utilized, are subject to internal analysis before being incorporated into UBS Asset Management’s investment process. As a practical matter, it would not be possible for UBS Asset Management to generate all of the information presently provided by brokers and dealers.

UBS Asset Management may receive in-house or proprietary research from dealers that execute trades on a principal basis for its clients. The research received will be of the type described above, excluding third-party research services.

Potential regulatory restrictions on investment advisor activity

From time to time, the activities of the funds may be restricted because of regulatory requirements applicable to UBS and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by UBS would not be subject to some of those considerations. There may be periods when UBS Asset Management may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice with respect to certain securities or instruments issued by or related to companies for which UBS is performing investment banking, market making or other services or has proprietary positions or otherwise has come into possession of material inside information. For example, when UBS is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if UBS personnel serve as directors of companies the securities of which a fund wishes to purchase or sell. The larger UBS Asset Management’s investment advisory business and UBS’ businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, a fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by UBS, or in cases in which UBS personnel are directors or officers of the issuer.

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The investment activities of UBS for its proprietary accounts and for Client Accounts may also limit the investment strategies and rights of the funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause UBS, the funds or other Client Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of UBS Asset Management on behalf of a fund to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, UBS Asset Management on behalf of a fund may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when UBS Asset Management, in its sole discretion, deems it appropriate.

UBS Asset Management and its affiliates, including, without limitation, UBS and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts, other funds and collective investment vehicles) that have investment objectives similar to those of the funds and/or that engage in transactions in the same types of securities, currencies and instruments as the funds. UBS and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, UBS and its affiliates may be actively engaged in transactions in the same securities, currencies, and instruments in which the funds invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the funds invest, which could have an adverse impact on a fund’s performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the funds’ transactions and thus at prices or rates that may be more or less favorable than those obtained by the funds. UBS Asset Management has developed policies and procedures consistent with regulatory requirements that provide that it will allocate investment opportunities and make purchase and sale decisions among the funds and other client accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based. Thus, this system may adversely affect the size or price of the assets purchased or sold for the funds.

The results of the funds’ investment activities may differ significantly from the results achieved by UBS Asset Management and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that UBS Asset Management and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the funds. Moreover, it is possible that a fund will sustain losses during periods in which UBS Asset Management and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of UBS Asset Management and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the funds’ activities may also be restricted because of regulatory restrictions applicable to UBS Asset Management and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when UBS Asset Management, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which UBS Asset Management and/or its affiliates are performing services or when position limits have been reached where such securities or instruments otherwise would have been permissible investments for the funds. Additionally, the funds or certain accounts may be licensed to trade securities or engage in transactions in certain jurisdictions while other funds and accounts are not licensed.

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In addition, certain officers and certain employees of UBS Asset Management are also officers or employees of UBS, or its affiliated entities. As a result, the performance by these officers and employees of their obligations to such other entities may be a consideration of which investors in the funds should be aware.

UBS Asset Management may enter into transactions and invest in securities, instruments and currencies on behalf of a fund where customers of UBS or, to the extent permitted by the SEC, UBS itself, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the fund, and such party may have no incentive to assure that the fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the fund may enhance the profitability of UBS Asset Management and/or UBS. UBS and its affiliates may also create, write or issue derivative instruments for customers of UBS or its affiliates, the underlying securities, currencies or instruments of which may be those in which a fund invests or which may be based on the performance of a fund. The funds may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by UBS or its affiliates and may also enter into transactions with other clients of UBS Asset Management or its affiliates where such other clients have interests adverse to those of the funds. At times, these activities may cause UBS Asset Management or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the funds. To the extent affiliated transactions are permitted, the funds will deal with UBS Asset Management, UBS and its affiliates on an arms-length basis. UBS Asset Management or UBS may also have an ownership interest in certain trading or information systems used by the funds. The fund’s use of such trading or information systems may enhance the profitability of UBS Asset Management and its affiliates.

It is also possible that, from time to time, UBS Asset Management or any of its affiliates may, although they are not required to, purchase and hold shares of the funds. Increasing a fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a fund’s expense ratio. UBS Asset Management and its affiliates reserve the right to redeem at any time some or all of the shares of the funds acquired for their own accounts. A large redemption of shares of a fund by UBS Asset Management or its affiliates could significantly reduce the asset size of the fund, which might have an adverse effect on the fund’s investment flexibility, portfolio diversification, expense ratio and may result in significant transaction costs. UBS Asset Management will consider the effect of redemptions on the fund and other shareholders in deciding whether and when to redeem its shares.

It is possible that the funds may invest in securities of companies with which UBS has or is trying to develop investment banking relationships as well as securities of entities in which UBS Asset Management or UBS has significant debt or equity investments or in which UBS makes a market. The funds also may invest in securities of companies to which UBS Asset Management or UBS provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the funds and the interests of other UBS Asset Management or UBS clients. In making investment decisions for the funds, UBS Asset Management is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of UBS Asset Management in the course of these activities. In addition, from time to time, UBS’ activities may limit the funds’ flexibility in purchases and sales of securities. When UBS is engaged in an underwriting or other distribution of securities of an entity, UBS Asset Management may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the funds.

Present and future activities of UBS Asset Management and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

UBS AM may buy for a fund securities or obligations of issuers in which UBS or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the fund. For example, a fund may invest in debt securities of an issuer at the same time that UBS or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its

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obligations, decisions by UBS (including UBS AM) relating to what actions to be taken may also raise conflicts of interests and UBS may take actions for certain accounts that have negative impacts on other advisory accounts.

While UBS AM will make proxy voting decisions as it believes appropriate and in accordance with UBS AM’s policies designed to help avoid conflicts of interest, proxy voting decisions made by UBS AM with respect to a fund’s portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of UBS. UBS AM’s proxy voting policy is discussed in more detail in the section entitled “Proxy voting policies and procedures.”

As a registered investment adviser under the Advisers Act, UBS AM is required to file a Form ADV with the SEC. Form ADV Part 2 contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding UBS AM. A copy of UBS AM’s Form ADV Parts 1 and 2 is available on the SEC’s website (www.adviserinfo.sec.gov).

Other information

Delaware statutory trust.    Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation’s shareholders, shareholders of a fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or the funds. However, the Trust’s Trust Instrument disclaims shareholder liability for acts or obligations of the Trust or its funds. The Trust Instrument provides for indemnification from each fund’s property for all losses and expenses of any fund shareholder held personally liable for the obligations of a fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility which UBS AM believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of the funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the funds.

Voting rights.    Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust may elect all its board members. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the shares is required by law.

UBS Series Funds does not hold annual meetings. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees holding office have been elected by shareholders. Shareholders of record holding no less than two-thirds of the outstanding shares of UBS Series Funds may remove a board member by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of record of at least 10% of the outstanding shares of UBS Series Funds.

Prior names.    Prior to March 9, 2018, UBS Series Funds was known as UBS Money Series. Prior to August 26, 2016, UBS Tax-Free Reserves Fund was known as “UBS Select Tax-Free Institutional Fund,” UBS Tax-Free Preferred Fund was known as “UBS Select Tax-Free Preferred Fund” and UBS Tax-Free Investor Fund was known as “UBS Select Tax-Free Investor Fund.” Prior to August 28, 2007, UBS Select Prime Institutional Fund was known as “UBS Select Money Market Fund,” and UBS Select Treasury Institutional Fund was known as “UBS Select Treasury Fund.” Prior to April 8, 2002, UBS Series Funds was known as Brinson Money Series, and UBS Select Money Market Fund was known as “Brinson Select Money Market Fund.” Prior to May 9, 2001, UBS Series Funds was known as “Mitchell Hutchins LIR Money Series,” and UBS Select Money Market Fund was known as “Mitchell Hutchins LIR

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Select Money Fund.” Prior to July 28, 1999, UBS Series Funds was known as “Mitchell Hutchins Institutional Series.” Prior to August 28, 2007, the shares issued by UBS Select Prime Institutional Fund and UBS Select Treasury Institutional Fund had the designation “Institutional shares.”

Custodian; transfer and dividend agent.    State Street, located at One Lincoln Street, Boston, MA 02111, is custodian of the master funds’ assets and provides other services to the funds. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), a subsidiary of BNY Mellon Bank, N.A., serves as each fund’s transfer and dividend disbursing agent. BNY Mellon is located at 400 Bellevue Parkway, Wilmington, DE 19809.

Counsel.    The law firm of Dechert LLP, Three Bryant Park, 1095 Avenue of the Americas, New York, NY 10036, serves as counsel to the funds. Dechert LLP also has acted as counsel to UBS AM in connection with other matters. Proskauer Rose LLP, Eleven Times Square New York, NY 10036, serves as independent counsel to the Independent Trustees and to Prof. Feldberg.

Independent registered public accounting firm.    Ernst & Young LLP, 5 Times Square, New York, New York 10036 serves as independent registered public accounting firm for the funds.

Financial statements

The Annual Reports to Shareholders for UBS Select Prime Institutional Fund, UBS Select Government Institutional Fund, UBS Select Treasury Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Government Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select Prime Investor Fund, UBS Select Government Investor Fund, UBS Select Treasury Investor Fund, UBS Select Government Capital Fund, UBS Select Treasury Capital Fund, UBS Prime Reserves Fund, UBS Tax-Free Reserves Fund, UBS Prime Preferred Fund, UBS Tax-Free Preferred Fund, UBS Prime Investor Fund and UBS Tax-Free Investor Fund are separate documents supplied with this SAI, and the financial statements, accompanying notes and reports of independent registered public accounting firm appearing therein are incorporated by this reference in this SAI.

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You should rely only on the information contained or referred to in the prospectus for a particular fund and this Statement of Additional Information. The funds and their principal underwriter have not authorized anyone to provide you with information that is different. The prospectuses and this Statement of Additional Information are not an offer to sell shares of the funds in any jurisdiction where the funds or their principal underwriter may not lawfully sell those shares.

© UBS 2019. All rights reserved.

S1630

UBS Ultra Short Income Fund

Statement of Additional Information  |  August 28, 2019

1285 Avenue of the Americas

New York, New York 10019-6028

Includes:

•	Class A: USIAX
•	Class P: USIPX
•	Class I: USDIX

UBS Ultra Short Income Fund (the “fund”) is a diversified series of UBS Series Funds (formerly, UBS Money Series) (the “Trust”), a professionally managed open-end investment company.

The fund’s investment advisor and administrator is UBS Asset Management (Americas) Inc. (“UBS AM”). UBS Asset Management (US) Inc. (“UBS AM (US)”) serves as principal underwriter for the fund. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG.

You may obtain a copy of the fund’s annual or semi-annual report, when available, without charge by calling toll-free 1-800-647-1568.

This SAI is not a prospectus and should be read only in conjunction with the fund’s current prospectuses dated August 28, 2019. Different classes of shares are offered by separate prospectuses. A copy of the relevant prospectus may be obtained by calling your Financial Advisor or by calling the fund toll-free 1-800-647-1568. The prospectus also contains more complete information about the fund. You should read it carefully before investing. This SAI is dated August 28, 2019.

The fund and its investment policies

The fund’s investment objective may be changed without shareholder approval. Except where noted, the investment policies of the fund may be changed by its board without shareholder approval.

The fund’s investment objective is to provide current income while seeking to maintain low volatility of principal.

Under normal circumstances, the fund invests in fixed income securities and money market instruments. The fund’s investments in securities may include, but are not limited to, government obligations including agencies, debt issued by government-sponsored and supranational entities, as well as municipal securities, corporate debt, mortgage-backed, asset-backed, and inflation-linked securities. Investments in money market instruments may include, but are not limited to, commercial paper (including asset-backed commercial paper), certificates of deposit, notes, time deposits, repurchase agreements and other money market securities. The fund may invest in the securities of money market funds, including those advised by UBS AM.

The fund may invest in securities of any maturity, but will generally limit its weighted average portfolio duration to one year or less.

The fund normally invests in investment grade securities. Investment grade securities possess a minimum rating of Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- by Standard & Poor’s Financial Services LLC (“S&P”) or Fitch Ratings, Inc. (“Fitch”) for long-term ratings and/or equivalent short-term ratings, comparably rated by another nationally recognized statistical rating organization, or, if unrated, are determined by UBS AM, the fund’s investment advisor, to be of comparable quality. The fund may at times hold securities rated below-investment-grade if the rating for a security held by the fund is subsequently reduced to below-investment-grade (commonly referred to as “junk bonds,” which are considered speculative in nature).

The fund’s investments may have a variety of interest rate payment and reset terms, including floating or variable rate, zero coupon and other features. In addition, the fixed income securities purchased by the fund may include those of US and non-US issuers. The fund‘s investments are typically denominated in US dollars or hedged to US dollars.

The fund will, under normal circumstances, invest more than 25% of its total assets in the financial services group of industries.

The fund is not a money market fund and does not seek to maintain a stable net asset value (“NAV”). The fund should not be considered to be a money market fund or the equivalent of a money market fund.

The fund may engage in derivatives transactions; however, it is not a principal strategy of the fund. Derivatives instruments such as futures, forwards, options, and/or swaps may be used for risk management purposes or as part of the fund’s investment strategies.

The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets.

The fund’s investments, related risks and limitations

The following supplements the information contained in the fund’s prospectus and above concerning the fund’s investments, related risks and limitations. Except as otherwise indicated in the prospectus or the SAI, the fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents.

Bonds. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of the fund’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

While assets in bond markets have grown rapidly in recent years, the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. For example, primary dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. This reduction in market-making capacity may be a persistent change, to the extent it is resulting from broader structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

US government securities. US government securities include direct obligations of the US Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or its instrumentalities. These US government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises that are not guaranteed or insured by the US government. Other US government securities may be backed by the full faith and credit of the US government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Securities issued by agencies and instrumentalities of the US government that are supported by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration and Ginnie Mae (formally known as Government National Mortgage Association or GNMA), present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the issuer’s right to borrow from the US Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the credit of the issuing agencies are subject to a greater degree of credit risk. Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (formally known as Federal National Mortgage Association or FNMA) historically were agencies sponsored by the US government that were supported by the credit of the issuing agencies and not backed by the full faith and credit of the United States. However, on September 7, 2008, due to the value of Freddie Mac’s and Fannie Mae’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed Freddie Mac and Fannie Mae into conservatorship. In addition to the conservatorship, the US government has taken various steps to provide additional financial support to Freddie Mac and Fannie Mae. The actions of the US government are intended to assist Freddie Mac and Fannie Mae in maintaining a positive net worth and meeting their financial obligations. Although the US government provided financial support to such entities, no assurance can be given that it will always do so. The future for Fannie Mae and Freddie Mac is uncertain.

The US Congress continues to evaluate proposals to reduce the US government’s role in the mortgage market and to wind down, restructure, consolidate, or privatize Fannie Mae and Freddie Mac. Should the US government adopt any such proposal, the value of the fund’s investments in securities issued by Fannie Mae or Freddie Mac would be impacted.

US government securities also include separately traded principal and interest components of securities issued or guaranteed by the US Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the US Treasury.

Any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling could increase the risk that the US government may default on payments on certain US government securities, including those held by the fund, which could have a material adverse impact on the fund. In recent years, the long-term US credit rating was downgraded by at least one major rating agency as a result of disagreements within the US government over raising the debt ceiling to repay outstanding obligations, and similar situations in the future could increase volatility in both stock and bond markets, result in higher interest rates, lower prices of US Treasury securities and increase the costs of different kinds of debt. It is at least theoretically possible that under certain scenarios the US government could default on its debt, including US Treasuries. UBS AM cannot predict the effects of these or similar events in the future on the US economy and securities markets or on the fund’s portfolio.

Investments in financial services. To the extent the fund’s investments are concentrated in the financial services sector, the fund will have correspondingly greater exposure to the risk factors that are characteristic of such investments. In particular, investments in the financial services sector may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes. For example, declining economic and business conditions can disproportionately impact companies in the financial services sector due to increased defaults on payments by borrowers. Interest rate increases can also adversely affect the financial services sector by increasing the cost of capital available for financial services companies. In addition, financial services companies are heavily regulated by governmental entities and, as a result, political and regulatory changes can affect the operations and financial results of such companies, potentially imposing additional costs and possibly restricting the businesses in which those companies may engage.

Mortgage-backed securities and mortgage pass-through securities. The fund may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations, as further described below. The fund may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see “The fund’s investments, related risks and limitations—Collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”)”) and in other types of mortgage-related securities.

Investments in mortgage-backed securities may be subject to a high degree of credit risk, valuation risk and liquidity risk. This risk may even be higher with mortgage-backed securities supported by subprime mortgages.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by GNMA is backed by GNMA and the full faith and credit of the US government. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of fund shares. Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. In general, mortgage-backed securities issued by US government agencies or instrumentalities other than GNMA are not “full faith and credit” obligations. Certain obligations, such as those issued by the Federal Home Loan Bank are supported by the issuer’s right to borrow from the US Treasury. Obligations issued by Fannie Mae and Freddie Mac were historically supported only by the credit of the issuer, but as of the date of this SAI such agencies are placed temporarily into conservatorship by the US government. The effect that this conservatorship will have on the entities and their guarantees is unclear. Although the US government and its agencies provide financial support to such entities, no assurances can be given that they will always do so. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities and reduce returns.

The fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. In periods of rising interest rates, the fund may be subject to extension risk, and may receive principal later than expected, causing additional volatility. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the fund, the prepayment right of mortgagors may limit the increase in net asset value of the fund because the value of the mortgage-backed securities held by the fund may not appreciate as rapidly as the price of noncallable debt securities.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-backed securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As the fund receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the “accrued market discount.” Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to face will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. The fund may elect to accrue market discount or amortize premium notwithstanding the amount of principal received but such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

The principal governmental guarantor of mortgage-related securities is GNMA, which is a wholly-owned US government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages which are insured by the Federal Housing Authority or guaranteed by the Veterans Administration. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and should be viewed as an economic offset to interest to be earned. If prepayments occur, less interest will be earned, and the value of the premium paid will be lost.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Mortgage-related securities that are issued by private issuers may not be subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-related guarantor. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities. Non-governmental issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a pool issued by a private issuer may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans and Alt-A loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans are considered riskier than prime loans but less risky than subprime loans. There are various factors, including higher loan to value and debt to income ratios or inadequate documentation of income, assets or credit history, that classify a loan as Alt-A. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, UBS AM determines that the securities meet the fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

In the past, the market for such securities has experienced substantially lower valuations and reduced liquidity. Similar conditions could occur in the future. Initially following the financial downturn, the concerns on the part of market participants were focused on the sub-prime segment of the mortgage-backed securities market. However, these concerns expanded to include a broad range of mortgage-backed and asset-backed securities, as well as other fixed income securities. These securities are more difficult to value and may be hard to sell. In addition, in general, securities issued by certain private organizations may not be readily marketable.

On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative”, Fannie Mae and Freddie Mac started issuing uniform mortgage-backed securities (“UMBS”) eligible for delivery into the to-be-announced (“TBA”) market in place of their current TBA-eligible mortgage-backed securities. The Single Security Initiative seeks to align the characteristics of the Fannie Mae and Freddie Mac TBA-eligible mortgage-based securities and to support the overall liquidity in the TBA market. In addition, Freddie Mac has offered investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS. The effects that the Single Security Initiative may have on the market for TBA-eligible and other mortgage-backed securities are uncertain.

Collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). A CMO is a debt security on which interest and principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, Freddie Mac, or Fannie Mae and their income streams. Privately-issued CMOs tend to be more sensitive to interest rates than government-issued CMOs.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code of 1986, as amended (the “Code”). The fund will purchase only regular interests in REMICs. REMIC regular interests are treated as debt of the REMIC and income/discount thereon must be accounted for on the “catch-up method,” using a reasonable prepayment assumption under the original issue discount rules of the Code.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately-issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by US government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the US government. Such instruments also tend to be more sensitive to interest rates than US government-issued CMOs. The fund will not invest in subordinated privately-issued CMOs. For federal income tax purposes, the fund will be required to accrue income on CMOs using the “catch-up” method, with an aggregate prepayment assumption.

Dollar rolls. The fund may enter into dollar rolls in which the fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the fund is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The fund could also be compensated through receipt of fee income. The Trust does not believe the fund’s obligations under dollar rolls are senior securities and accordingly, the fund, as a matter of non-fundamental policy, will not treat dollar rolls as being subject to its borrowing or senior securities restrictions. In addition to the general risks involved in leveraging, dollar rolls are subject to similar risks as repurchase and reverse repurchase agreements.

Other mortgage-backed securities. UBS AM expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, UBS AM will, consistent with the fund’s investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-backed securities. The fund may invest a portion of its assets in debt obligations known as “asset-backed securities.” Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases). The market for asset-backed securities is volatile, which may negatively impact market liquidity conditions.

Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables. The fund may invest in these and other types of asset-backed securities that may be developed in the future.

The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Such asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, the fund will be required to accrue income on pay-through asset-backed securities using the “catch-up” method, with an aggregate prepayment assumption.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as “pass-through certificates” or “collateralized obligations.”

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection; and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments on the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Duration. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates the bond’s yield, coupon interest payments, final maturity and call features into one measure and can be a fundamental tool in portfolio selection and yield curve positioning of the fund’s investments in bonds. Duration was developed as a more precise alternative to the concept “term to maturity.” Traditionally, a bond’s “term to maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term to maturity” measures only the time until the scheduled final payment on the bond, taking no account of the pattern of payments prior to maturity.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending on its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

Duration allows UBS AM to make certain predictions as to the effect that changes in the level of interest rates will have on the value of the fund’s portfolio of bonds. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of three years generally will decrease in value by approximately 3%. Thus, if UBS AM calculates the duration of the fund’s portfolio of bonds as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of the fund’s portfolio of bonds may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen portfolio duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities’ interest rate exposure. In these and other similar situations, UBS AM will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

Investments in money market funds. The fund may invest in money market funds that either seek to maintain a stable $1 NAV (“stable NAV money market funds”) or that have a share price that fluctuates (“variable NAV money market funds”). Although a stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible for the fund to lose money by investing in such a money market fund. Because the share price of a variable NAV money market fund will fluctuate, when the fund sells the shares it owns those shares may be worth more or less than the price the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market funds may offer lower long-term performance than bond investments. Certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums. The fund also is subject to the management fees and/or expenses of underlying money market funds. At the same time, the fund would continue to pay its own management fees and expenses with respect to all of its direct investments.

Yields and quality of money market instruments. The yields on the money market instruments in which the fund invests are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by rating agencies represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Variable and floating rate securities and demand instruments. The fund may purchase variable and floating rate securities. The yields on these securities are adjusted in relation to changes in specific rates, such as the London Inter-bank Offered Rate (“LIBOR”), and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives the fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. See “The fund’s investments, related risks and limitations—Credit and liquidity enhancements.”

Generally, the fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of LIBOR or some other index or published rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

LIBOR discontinuance or unavailability risk. Certain of the fund’s investments and payment obligations may be based on floating rates, such as the London Interbank Offer Rate (“LIBOR”) and other similar types of reference rates. On July 27, 2017, the Chief Executive of the U.K. Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR after 2021. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes and other instruments or investments comprising some or all of the fund’s portfolio. Until then, the fund may continue to invest in instruments that reference LIBOR or otherwise use reference rates due to favorable liquidity or pricing.

In advance of 2021, regulators and market participants will seek to work together to identify or develop successor reference rates and how the calculation of associated spreads (i.e., the amounts above the relevant reference rates paid by borrowers in the market) (if any) should be adjusted. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced a replacement for LIBOR, the Secured Overnight Funding Rate (“SOFR”). The Federal Reserve Bank of New York began publishing the SOFR in April 2018, which is a broad measure of the cost of overnight borrowing of cash collateralized by Treasury securities. SOFR is intended to serve as a reference rate for U.S. dollar-based debt and derivatives and ultimately reduce the markets’ dependence on LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate in the UK.

Additionally, prior to 2021, it is expected that industry trade associations and participants will focus on the transition mechanisms by which reference rates (including LIBOR) and spreads (if any) in existing contracts or instruments may be amended, whether through market-wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Investments without fallback language, or with fallback language that does not contemplate the discontinuation of LIBOR, could become less liquid and/or change in value as the date approaches when LIBOR will no longer be updated. UBS AM and/or its affiliates may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and the previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the fund’s investments, performance or financial condition, and may expose the fund to additional tax, accounting and regulatory risks.

At this time, it is not possible to exhaustively identify or predict the effect of any changes to reference rates, any establishment of alternative reference rates or any other reforms to reference rates. The elimination of LIBOR or reforms to the determination or supervision of reference rates may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the fund’s overall financial condition or results of operations.

Temporary and defensive investments. When UBS AM believes that there is an insufficient supply of the type of fixed income securities and money market instruments in which the fund primarily invests, or during other unusual market conditions, the fund may hold cash and may invest all or any portion of its net assets in money market instruments, including repurchase agreements. To the extent the fund holds cash, such cash would not earn income and would reduce the fund’s yield.

Credit and liquidity enhancements. The fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of the fund to use them when the fund wishes to do so.

Illiquid investments. The term “illiquid investments” includes any investment that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as classified by the fund and as determined pursuant to the Investment Company Act of 1940 (“Investment Company Act”) and applicable rules and regulations thereunder. In classifying investments as illiquid, the fund will use information obtained after reasonable inquiry and take into account relevant market, trading, and investment-specific considerations, as well as applicable SEC guidance. The fund reviews liquidity classifications at least monthly, and more frequently if changes in relevant market, trading, and investment-specific considerations are reasonably expected to materially affect one or more of its investments’ classifications. The assets used as cover for over-the-counter options written by the fund will be considered illiquid unless the options are sold to qualified dealers who agree that the fund may repurchase them at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. The fund may not be able to readily liquidate its illiquid investments and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid investments may make it more difficult for the fund to assign a value to those investments for purposes of valuing its portfolio and calculating its net asset value.

Restricted securities are not registered under the Securities Act of 1933, as amended (“Securities Act”), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than that which prevailed when it decided to sell.

Not all restricted securities are illiquid. A large institutional market has developed for many US and non-US securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. These markets include automated systems for the trading, clearance and settlement of unregistered securities of US and non-US issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority (previously, the National Association of Securities Dealers, Inc. (“FINRA”)). An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

The board has delegated the function of making day-to-day determinations of liquidity to UBS AM pursuant to guidelines approved by the board. UBS AM takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security, (2) the number of dealers that make quotes, or are expected to make quotes, for the security, (3) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. UBS AM monitors the liquidity of restricted securities in the fund’s portfolio and reports periodically on such decisions to the board. The fund may not acquire any illiquid investment if, immediately after the acquisition, the fund would have invested more than 15% of its net assets in illiquid investments that are assets.

UBS AM also monitors the fund’s overall holdings of illiquid investments. If the fund’s holdings of illiquid investments exceed its limitation on investments in illiquid investments for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), UBS AM will consider what action would be in the best interests of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund’s holdings of illiquid investments. However, the fund is not required to dispose of illiquid investments under these circumstances.

Repurchase agreements. The fund may enter into repurchase agreements. Repurchase agreements are transactions in which the fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to any coupon rate or maturity of the purchased obligations. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations. The fund considers a repurchase agreement having more than seven days remaining to maturity an illiquid investment and will not enter into such repurchase agreement if, as a result, the fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Fund may utilize a put feature to limit the maturity of repurchase agreements it enters into.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM to present minimal credit risks.

Reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the fund will designate cash or other liquid assets on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the fund’s obligation to repurchase the securities, and the fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See “The fund’s investments, related risks and limitations—Segregated accounts.”

Counterparty risk. The fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, UBS AM and/or its affiliates, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the fund does business.

Operations risk. The fund is subject to the risk that it may not be able to complete a transaction in the manner or at the time desired because of difficulties with the settlement process or other functions related to the processing of securities transactions.

Lower rated debt securities. Fixed income securities rated lower than Baa3 by Moody’s or BBB- by S&P or Fitch for long-term ratings and/or equivalent short-term ratings, a comparable rating assigned by another rating agency or, if unrated, determined by UBS AM to be of comparable quality, are below investment grade and are considered to be of poor standing and predominantly speculative. Such securities (“lower rated securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower rated securities will be influenced not only by changing interest rates, but also by the bond market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated securities may decline in market value due to investors’ heightened concern over credit quality, regardless of prevailing interest rates.

Especially at such times, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower rated securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market, and purchasers of lower rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower rated securities prices may become more volatile, and the fund’s ability to dispose of particular issues when necessary to meet the fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer may be adversely affected.

Lower rated securities frequently have call or redemption features that would permit an issuer to repurchase the security from the fund. If a call were exercised by the issuer during a period of declining interest rates, the fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the fund and any dividends to investors.

Besides credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers.

Such legislation may significantly depress the prices of outstanding lower rated securities. A description of various corporate debt ratings appears in Appendix A to this SAI.

Securities issued by non-US issuers rated below investment grade entail greater risks than those of higher rated securities, including risk of untimely interest and principal payment, default, and price volatility, and may present problems of liquidity, valuation and currency risk.

When-issued and delayed delivery securities. The fund may purchase securities on a “when-issued” basis or may purchase or sell securities for delayed delivery to or by the fund later than the normal settlement date at a stated price and yield. The fund generally would not pay for such securities or start earning interest on them until they are received. However, when the fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the fund on a when-issued or delayed delivery basis may result in the fund’s incurring a loss or missing an opportunity to make an alternative investment.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the fund’s net asset value. When the fund commits to purchase securities on a when-issued or delayed delivery basis, it will designate cash or other liquid assets on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the commitment. The fund’s when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.

The fund may sell the right to acquire the security prior to delivery if UBS AM deems it advantageous to do so, which may result in a gain or loss to the fund. See also “The fund’s investments, related risks and limitations— Segregated accounts.”

Investments in other investment companies. In addition to the fund’s investments in money market funds, the fund may invest in securities of other investment companies in general, subject to limitations imposed by the Investment Company Act. Among other things, these limitations generally restrict the fund’s aggregate investments in other investment companies that are not money market funds to no more than 10% of its total assets, subject to a number of exceptions under SEC rules. The shares of other funds are subject to the management fees and/or other expenses of those funds. At the same time, the fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other funds. See also “The fund’s investments, related risks and limitations—Investments in money market funds” and “The fund’s investments, related risks and limitations—Auction rate and remarketed preferred stock.”

Zero coupon and delayed interest securities. The fund may invest in zero coupon or delayed interest securities which pay no cash income until maturity or a specified date when the securities begin paying current interest (the “cash payment date”) and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity or cash payment date. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically.

Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRS”) and Certificate of Accrual on Treasuries (“CATS”). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities has stated that for federal tax and securities purposes, in its opinion, purchasers of such certificates, such as the fund, most likely will be deemed the beneficial holder of the underlying US government securities. The fund will not treat such privately stripped obligations to be US government securities for the purpose of determining if the fund is “diversified,” or for any other purpose, under the Investment Company Act.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the US Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the US Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.

Convertible securities. A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the fund is called for redemption, the fund will be required to permit the issuer to redeem the security or the fund could convert it into underlying common stock or sell it to a third party.

Municipal bonds. Municipal bonds are debt obligations that are issued by states, municipalities, public authorities or other issuers and that pay interest that is exempt from federal income tax in the opinion of issuer’s counsel. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. The term “municipal bonds” also includes “moral obligation” issues, which are normally issued by special purpose authorities. In the case of such issues, an express or implied “moral obligation” of a related governmental unit is pledged to the payment of the debt service but is usually subject to annual budget appropriations. Custodial receipts that represent an ownership interest in one or more municipal bonds also are considered to be municipal bonds. Various types of municipal bonds are described in the following sections.

Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default, and bankruptcy during periods of economic stress. Factors contributing to the economic stress may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which issuers of municipal securities may be relying for funding. In addition, as certain municipal securities may be secured or guaranteed by banks and other institutions, the risk to the fund could increase if the banking, insurance or other parts of the financial sector suffer an economic downturn and/or the credit ratings of the institutions issuing the guarantee are downgraded or are at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the securities and thus the value of the fund’s investment. Further, a state, municipality, public authority or other issuers of municipal securities may file for bankruptcy, which may significantly affect the value of the securities issued by such issuers and therefore the value of the fund’s investment. During the most recent economic downturn, several municipalities filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future.

Municipal securities are also subject to the risk that the perceived increase in the likelihood of default or downgrade among municipal issuers as a result of market conditions could result in increased illiquidity, volatility and credit risk. In addition, certain municipal issuers may be unable to access the market to sell securities or, if able to access the market, may be forced to issue securities at much higher rates. Should these municipal issuers fail to sell bonds when and at the rates projected, these entities could experience significantly increased costs and a weakened overall cash position in the current fiscal year and beyond. These events could also result in decreased investment opportunities for the fund and lower investment performance.

Municipal lease obligations. Municipal bonds include municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. Funds generally invest in municipal lease obligations through certificates of participation.

Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, they ordinarily are backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee’s use or occupancy of such property. This “abatement risk” may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

Certain municipal lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. Insurance does not guarantee the price of the municipal lease obligations. The credit rating of an insured municipal lease obligation reflects the credit rating of the insurer, based on its claims paying ability. The insurance feature is intended to reduce financial risk, but the cost of such insurance and the restrictions on investments imposed by the guidelines in the municipal insurance policy will result in a reduction in the yield on the insured municipal lease obligations purchased by the fund. However, in the case of an uninsured municipal lease obligation, the fund’s ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult.

Industrial development bonds (“IDBs”) and private activity bonds (“PABs”). IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are considered municipal bonds if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer’s counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent the fund invests in PABs, shareholders generally will be required to treat a portion of their exempt-interest dividends from the fund as a “Tax Preference Item.” See “Taxes” below.

Participation interests. Participation interests are interests in municipal bonds, including IDBs, PABs and floating and variable rate obligations that are owned by financial institutions. These interests carry a demand feature permitting the holder to tender them back to the financial institution, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the financial institution. The credit standing of such financial institution affects the credit quality of the participation interests.

A participation interest gives the fund an undivided interest in a municipal bond owned by a financial institution. The fund has the right to sell the instrument back to the financial institution. As discussed above under “The fund’s investments, related risks and limitations—credit and liquidity enhancements,” to the extent that payment of an obligation is backed by a letter of credit, guarantee or liquidity support arrangement from a financial institution, that payment may be subject to the financial institution’s ability to satisfy that commitment. UBS AM will monitor the pricing, quality and liquidity of the participation interests held by the fund, and the credit standing of financial institutions issuing letters of credit or guarantees supporting those participation interests on the basis of published financial information, reports of rating services and financial institution analytical services.

Put bonds. A put bond is a bond that gives the holder the unconditional right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond’s maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

If the fund holds a bond subject to a “one time only” put, the fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If a bond has a series of puts after the first put, it will be held as long as, in the judgment of UBS AM, it is in the fund’s best interest to do so. There is no assurance that the issuer of a put bond acquired by the fund will be able to repurchase the bond on the exercise date, if the fund chooses to exercise its right to put the bond back to the issuer or to a third party.

Tender option bonds. Tender option bonds are long-term municipal securities (or interests therein) sold by a bank, other financial institution or special purpose entity subject to a demand feature that gives the purchaser the right to sell them to the bank or other financial institution at par plus accrued interest at designated times (the “tender option”). The fund may invest in such securities with tender options that may be exercisable at various intervals, and the interest rate on such securities is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value, plus accrued interest. The tender option may not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal securities, and may be subject to other conditions. Therefore, the fund’s ability to exercise the tender option will be affected by the credit standing of both the bank or other financial institution involved and the issuer of the underlying securities or its insurer (if any). If the fund invests in tender option bonds, the financial statements, financial highlights and other materials containing financial information of that fund will properly reflect these transactions, and the fund’s independent accountants will concur with the accounting treatment being applied to the fund’s transactions.

Tax-exempt commercial paper and short-term municipal notes. Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term securities. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues. Investments in municipal bonds may be subject to additional risks, such as the failure of the issuer to make payments because of political issues or adverse determinations as to taxability that may negatively impact value.

Mortgage subsidy bonds. The fund also may purchase mortgage subsidy bonds that are issued to subsidize mortgages on single family homes and “moral obligation” bonds that are normally issued by special purpose public authorities. In some cases the repayment of these bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer, and if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related governmental unit (subject, however, to such appropriations).

Stand-by commitments. The fund may acquire stand-by commitments under unusual market conditions to facilitate portfolio liquidity. Pursuant to a stand-by commitment, a municipal bond dealer agrees to purchase the securities that are the subject of the commitment at an amount equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium and plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased, whichever is later.

The fund will enter into stand-by commitments only with those banks or other dealers that, in the opinion of UBS AM, present minimal credit risk. The fund’s right to exercise stand-by commitments will be unconditional and unqualified. Stand-by commitments will not be transferable by the fund, although the fund may sell the underlying securities to a third party at any time. The fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a stand-by commitment will not ordinarily affect the valuation or maturity of the underlying municipal securities. Stand-by commitments acquired by the fund will be valued at zero in determining net asset value. Whether the fund paid directly or indirectly for a stand-by commitment, its cost will be treated as unrealized depreciation and will be amortized over the period the fund holds the commitment.

Lending of portfolio securities. The fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS AM deems qualified. Lending securities enables the fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the fund’s portfolio securities must maintain acceptable collateral with the fund’s custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash and US government securities. The fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The fund will retain authority to terminate any of its loans at any time. The fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. The fund will seek to retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when retaining such rights is considered to be in the fund’s interest.

State Street Bank and Trust Company (“State Street”) has been approved to serve as lending agent and receives fees for such services.

Segregated accounts. When the fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or designate on the books of its custodian) cash or other liquid assets, marked to market daily, in an amount at least equal to its obligations under the commitment.

Cyber security risk. As the use of technology has become more prevalent in the course of business, the fund, like other business organizations, has become more susceptible to operational, information security and related risks through breaches in cybersecurity. In general, cybersecurity failures or breaches of the fund or its service providers or the issuers of securities in which the fund invests may result from deliberate attacks or unintentional events and may arise from external or internal sources. Cybersecurity breaches may involve unauthorized access to the fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches affecting the fund’s investment advisor, any other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the fund’s ability to calculate its net asset value, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cybersecurity breaches in the future.

While the fund has established business continuity plans in the event of, and risk management systems to prevent, such cybersecurity breaches, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the fund does not directly control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the fund or its shareholders. The fund and its shareholders could be negatively impacted as a result.

Auction rate and remarketed preferred stock. The fund may purchase certain types of auction rate preferred stock (“ARPS”) and/or remarketed preferred stock (“RPS”) subject to a demand feature. These purchases may include ARPS and RPS issued by closed-end investment companies. ARPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both ARPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of ARPS and RPS may exercise a demand feature and has the right to sell the ARPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost; other holders may suffer a partial or complete loss of liquidity. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

The fund’s investment in ARPS and RPS issued by closed-end funds also is subject to limitations that generally prohibit the fund from investing more than 10% of its assets in securities of other investment companies that are not money market funds. See “The fund’s investments, related risks and limitations—Investments in other investment companies.”

Investment limitations of the fund

Fundamental investment limitations. The following investment limitations cannot be changed for the fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares of the fund present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (2), the fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

The fund will not:

1)

Purchase securities of any one issuer if, as a result, more than 5% of the fund’s total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies and instrumentalities or to securities issued by other investment companies.

The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

2)

Issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

3)

Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

The following interpretation applies to, but is not a part of, this fundamental restriction: the fund’s investments in master notes, funding agreements and similar instruments will not be considered to be the making of a loan.

4)

Engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

5)

Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

6)

Purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

The fund will, under normal circumstances:

7)

Invest more than 25% of its total assets (measured at the time of purchase) in the financial services group of industries. The fund may not concentrate its investments in any other industry outside of financial services. That is, the fund may not invest more than 25% of its total assets (measured at the time of purchase) in securities of issuers whose principal business activities are in the same industry outside of financial services, except that this limit does not apply to (a) securities issued or guaranteed by the US government, (b) any of its agencies or instrumentalities and (c) repurchase agreements secured by such obligations.

The following interpretations apply to, but are not a part of, this fundamental restriction: the financial services group of industries is deemed to include industries within the financial services sector, including US banking, non-US banking, broker-dealers, insurance companies, finance companies (e.g., automobile finance), and related asset-backed securities. Asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry. UBS AM may analyze the characteristics of a particular issuer and security and assign an industry classification consistent with those characteristics in the event that either a third-party classification provider used by UBS AM or another fund service provider does not assign a classification or assigns a classification inconsistent with that believed appropriate by UBS AM based on its analysis of the economic characteristics of the issuer.

Strategies using derivative instruments

General description of derivative instruments. Although the use of derivatives is not a main strategy of the fund, it may use a variety of financial instruments (“Derivative Instruments”), including certain options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forwards and swap transactions for risk management purposes or a part of the fund’s investment strategies. The fund will generally use only fixed income and currency Derivative Instruments. The fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the fund’s use of these instruments will place at risk a much smaller portion of its assets. Certain Derivative Instruments, including those that may be used by the fund, are described below.

The fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If UBS AM is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the fund may have lower net income and a net loss on the investment.

Options on debt securities—A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

Options on securities indices—A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index. However, it is possible for the option to expire worthless, in which case the purchaser will realize a loss, and the writer will realize a gain.

Securities index futures contracts—A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Interest rate futures contracts—Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Options on futures contracts—Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

Forward currency contracts—A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

Swap agreements—The fund may enter into swap agreements, including credit, total return equity, interest rate, index, currency rate and variance swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Swap agreements are entered into primarily by institutional investors for periods ranging from one day to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the returns on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Because its cash flows are based in part on changes in the value of the reference asset, a total return swap’s market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss if the counterparty fails to perform under the contract.

General description of strategies using derivative instruments. The fund may use Derivative Instruments for risk management purposes to attempt to hedge its portfolio and also to attempt to enhance income or return or realize gains and to manage the duration of its bond portfolio. In addition, the fund may use Derivative Instruments to adjust its exposure to different asset classes or to maintain exposure to the fund’s principal investment strategies while maintaining a cash balance for fund management purposes. The fund also may use Derivative Instruments to facilitate trading and to reduce transaction costs.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund’s portfolio. Thus, in a short hedge the fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

The fund may purchase and write (sell) covered straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. The fund might enter into a long straddle when UBS AM believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. The fund might enter into a short straddle when UBS AM believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.

Derivative Instruments on securities often are used to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Derivative Instruments on bonds may be used to hedge either individual securities or broad fixed income market sectors. Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums.

Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums. Return or gain strategies may include using Derivative Instruments to increase or decrease the fund’s exposure to different asset classes without buying or selling the underlying instruments. The fund also may use derivatives to simulate full investment by the fund while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses).

The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the fund’s ability to use Derivative Instruments may be limited by tax considerations. See “Taxes.”

In addition to the products, strategies and risks described below and in the prospectus, UBS AM may discover additional opportunities in connection with Derivative Instruments and with hedging, income, return and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. UBS AM may use these opportunities for the fund to the extent that they are consistent with the fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. The fund’s prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the prospectus.

Special risks of strategies using Derivative Instruments. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

(1)

Successful use of most Derivative Instruments depends upon the ability of UBS AM to predict movements of the overall securities or interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While UBS AM is experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.

(2)

There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded, rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

(3)

Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the fund entered into a short hedge because UBS AM projected a decline in the price of a security in the fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund would suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

(4)

As described below, the fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. The fund’s ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the fund.

(5)

Certain Derivative Instruments entered into by the fund may contain risk related contingent features that could be triggered under certain circumstances independent from the derivatives transactions themselves. For example, a decline in the fund’s net asset value below an agreed upon threshold can trigger the termination of a derivatives transaction or can trigger additional margin requirements, at the counterparty’s discretion. These rights could be exercised at an inopportune time, causing the fund to realize losses or gains, or to have a smaller amount of assets available for other investments.

Cover for strategies for using Derivative Instruments. Transactions using Derivative Instruments, other than purchased options, expose the fund to an obligation to another party. The fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) liquid and unencumbered assets (which include, but are not limited to, cash, cash equivalents, equities and debt instruments of any grade that are not deemed illiquid by UBS AM as described above), with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Dedicated fund compliance policies and procedures, which the Trust’s Board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above. Any assets designated as segregated by the fund, either physically or “earmarked” as segregated, for purposes of (2) above shall be liquid, unencumbered and marked-to-market daily.

With respect to futures contracts, the fund will cover its obligations under the futures transactions in which it participates by either (1) holding offsetting positions that appropriately equal the daily market value of the fund’s position in the futures contract (less the initial margin and any variation margins deposited with a futures commission merchant (“FCM”)); or (2) accruing such amounts on a daily basis and maintaining segregated assets to cover the futures contract. With respect to a futures contract that is not contractually required to “cash-settle,” the fund must cover its open position by maintaining segregated assets equal to the contract’s full, notional value. However, the fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying instruments. With respect to a futures contract that is contractually required to “cash-settle,” the fund is permitted to maintain segregated assets in an amount equal to the fund’s daily marked-to-marked (net) obligation (i.e., the fund’s daily net liability if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled future contracts, the fund will have the ability to employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts. The fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

With respect to written options, the cover amount for sales of put options will be a value at least equal to the exercise price of the put option. Further, assets segregated or earmarked to cover a sale of a put option will be different from the security or the instrument underlying the option. The cover amount for written call options is the market value of the index or security on which the option is written.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. The fund’s segregated assets procedures may require the fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the fund to be able to segregate the required amount of assets. If segregated assets decline in value, the fund will need to segregate additional assets or reduce its position in the financial instruments. As a result, committing a large portion of the fund’s assets to cover positions or to segregated accounts could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations. If the SEC staff changes its positions concerning the segregation of the net amount due under certain forwards, futures and swap contracts, the ability of the fund to use the financial instruments could be negatively affected.

Options. The fund may purchase put and call options and write (sell) covered put or call options on securities in which it invests and related indices. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. The fund may also use options to attempt to enhance return or realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable the fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge, because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by the fund would be considered illiquid to the extent described under “The fund’s investments, related risks and limitations—Illiquid investments.”

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, over-the-counter options on bonds are European-style options. This means that the option can only be exercised immediately prior to its expiration. This is in contrast to American-style options that may be exercised at any time. There are also other types of options that may be exercised on certain specified dates before expiration. Options that expire unexercised have no value.

The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the fund to realize profits or limit losses on an option position prior to its exercise or expiration.

The fund may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on bonds exist but are relatively new, and these instruments are primarily traded on the over-the-counter market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

The fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The fund intends to purchase or write only exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty or by a transaction in the secondary market if any such market exists. Although the fund will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with it, there is no assurance that the fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

If the fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

The fund may purchase and write put and call options on indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in a securities market (or market sector) rather than anticipated increases or decreases in the value of a particular security.

Limitations on the use of options. The fund’s use of options is governed by the following guidelines, which can be changed by its board without shareholder vote:

(1)

The fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the fund, does not exceed 5% of its total assets.

(2)	The aggregate value of securities underlying put options written by the fund, determined as of the date the put options are written, will not exceed 50% of its net assets.

(3)

The aggregate premiums paid on all options (including options on securities, securities indices and futures contracts) purchased by the fund that are held at any time will not exceed 20% of its net assets.

Futures. The fund may purchase and sell securities index futures contracts or interest rate futures contracts. The fund may purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest.

The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices. In addition, the fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains.

Futures strategies also can be used to manage the average duration of the fund’s bond portfolio. If UBS AM wishes to shorten the average duration of the fund’s bond portfolio, the fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If UBS AM wishes to lengthen the average duration of the fund’s bond portfolio, the fund may buy a futures contract or a call option thereon, or sell a put option thereon.

The fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. The fund will engage in this strategy only when it is more advantageous to the fund than is purchasing the futures contract.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit in a segregated account usually with the futures broker through whom the transaction was effected, “initial margin” consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the fund’s obligations to or from a futures broker. When the fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Holders and writers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures markets might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Limitations on the use of futures and related options. The fund’s use of futures and related options is governed by the following guidelines, which can be changed by its board without shareholder vote:

(1)

The aggregate initial margin and premiums on futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), excluding the amount by which options are “in-the-money,” may not exceed 5% of the fund’s net assets.

(2)

The aggregate premiums paid on all options (including options on securities, securities indices and futures contracts) purchased by the fund that are held at any time will not exceed 20% of its net assets.

(3)	The aggregate margin deposits on all futures contracts and options thereon held at any time by the fund will not exceed 5% of its total assets.

Foreign currency hedging strategies. The fund may invest outside the United States and use options and futures on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which the fund’s securities are denominated. Such currency hedges can protect against price movements in a security the fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes. The fund may invest outside the United States and enter into foreign currency strategies for purposes of risk management, efficient asset allocation and in pursuit of the fund’s investment objective. The fund might seek to hedge against changes in the value of a particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are considered expensive. In such cases, the fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the value of which UBS AM believes will have a positive correlation to the value of the currency being hedged.

The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the US dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, the fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the US options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.

Settlement of Derivative Instruments involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the fund might be required to accept or make delivery of the underlying foreign currency in accordance with any US or foreign regulations regarding the maintenance of foreign banking arrangements by US residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Limitations on the use of forward currency contracts. The fund may invest outside the United States and enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the fund segregates with its custodian cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the contract to the extent not covered as provided in (1) above, as marked to market daily.

Swaps. The fund may engage in swaps, including but not limited to interest rate, currency, inflation and index swaps and the purchase or sale of related caps, floors, collars and other derivative instruments. The fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty. Certain standardized swaps are also subject to exchange trading. Although central clearing and exchange trading is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing and exchange trading does not eliminate counterparty risk or illiquidity risk entirely.

Interest rate swaps involve the exchange by the fund with another party of its respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies. An inflation swap is an agreement between two parties in which one party agrees to pay the cumulative percentage increase in a reference inflation index (e.g., the Consumer Price Index) and the other party agrees to pay a compounded fixed rate over a stated period of time. Index swaps involve the exchange by the fund with another party of payments based on a notional principal amount of a specified index or indices.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified reference stock or a reference index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified reference stock or a reference index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the fund’s risk of loss consists of the net amount of interest payments that the fund is contractually entitled to receive. Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate methodology prescribed by the Internal Revenue Service.

The fund will enter into swap transactions only with banks and recognized swap dealers believed by its investment advisor to present minimal credit risk in accordance with guidelines established by the board. If there is a default by the other party to such a transaction, the fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

The fund may take either a long or a short position in credit default swap agreements on a single security or instrument. In a long position, the fund would make periodic payments to the counterparty in return for credit protection and would receive the full notional amount, or “par value” of the reference obligation in the event of default during the term of the transaction. If the fund takes a long position and no event of default occurs, it will lose its investment (i.e., the periodic payments) and recover nothing. In a short position, the fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no default event. If an event of default occurs, a fund in a short position must pay the counterparty the full notional value of the reference obligation. In addition, there may be disputes between the buyer and seller of a credit default swap agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller. Credit default swap transactions involve greater risks than those associated with a direct investment in the reference obligation.

Cleared swaps are transacted through FCMs with the clearinghouse serving as a central counterparty. The fund posts initial and variation margin in connection with cleared swap transactions through its clearing member FCMs. Central clearing is expected to decrease counterparty risk and increase liquidity compared to over-the-counter swaps. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, the margin required for cleared swaps may be in excess of the collateral required under a similar over-the-counter swap. Regulators have adopted certain minimum margin requirements on uncleared swaps, which could change this comparison. These margin requirements currently require the fund to make variation margin payments and may require the fund to make initial margin payments. Certain cleared swaps are also traded and executed on trading facilities, which may increase market transparency and liquidity but may require a fund to incur increased expenses to access the same types of swaps. Rules adopted in 2012 also require centralized reporting of detailed information about cleared and uncleared swaps and publication of certain swap data. Reporting of swap data may result in greater market transparency, but these rules place potential additional administrative obligations on the fund.

UBS AM and the Trust do not believe that the fund’s obligations under swap contracts are senior securities and, accordingly, the fund will not treat them as being subject to its borrowing or senior securities restrictions. However, the net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of segregated assets having an aggregate market value at least equal to the accrued excess will be maintained to cover the transactions in accordance with SEC positions. To the extent that the fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the fund has valued the swap, the fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the fund’s net assets.

Disclosure of portfolio holdings

Policies and procedures generally. UBS AM and the fund’s board have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of the fund. UBS AM and the fund’s chief compliance officer also considered actual and potential material conflicts that could arise in such circumstances between the interests of fund shareholders, on the one hand, and those of the fund’s investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other.

The fund’s disclosure policy with respect to the release of portfolio holdings information is to release only such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the fund’s portfolio holdings will not be made available to anyone outside of UBS AM unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of this policy. A description of the type and frequency of portfolio holdings that are disclosed to the public also is contained in the fund’s prospectuses.

After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, UBS AM and the fund’s board determined that the fund has a legitimate business purpose for disclosing portfolio holdings to certain persons/entities and that the policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately address the potential for material conflicts of interest.

UBS AM’s procedures require that the UBS AM Legal and/or Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of the fund’s portfolio holdings is for a legitimate business purpose and in the best interests of the fund’s shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund or the UBS AM Legal and/or Compliance Departments authorizing the disclosure of portfolio holdings. The UBS AM Legal and/or Compliance Departments will periodically review how the fund’s portfolio holdings are being disclosed to and used by, if at all, service providers, UBS AM affiliates and certain fiduciaries, and broker-dealers to ensure that such disclosure and use is for legitimate fund business reasons and consistent with the best interests of the fund’s shareholders.

Board oversight. The fund’s board exercises continuing oversight of the disclosure of fund portfolio holdings by (i) overseeing the implementation and enforcement by the fund’s chief compliance officer of the portfolio holdings disclosure policies and procedures, and the fund’s policies and procedures regarding the misuse of inside information; (ii) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the Investment Company Act and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”)) that may arise in connection with any policies governing portfolio holdings, and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. UBS AM and the fund’s board reserve the right to amend the fund’s policies and procedures regarding the disclosure of portfolio holdings at any time and from time to time subject to the approval of the fund’s board.

Complete portfolio holdings—disclosure to service providers subject to confidentiality and trading restrictions. UBS AM, for legitimate business purposes, may disclose the fund’s complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, derivatives collateral managers, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party’s custodian or transfer agent as necessary in connection with redemptions in kind, and other third parties that provide services (collectively, “Service Providers”) to UBS AM and/or the fund.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information pursuant to the terms of the service agreement between the Service Provider and the fund or UBS AM, or the terms of the confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the fund and its shareholders, and the legitimate business purposes served by such disclosure. Disclosure of complete portfolio holdings to a Service Provider must be authorized by a Trust officer or the General Counsel or an Associate General Counsel within the Legal and Compliance Departments of UBS AM.

Complete portfolio holdings—disclosure to UBS AM affiliates and certain fiduciaries subject to confidentiality and trading restrictions. The fund’s complete portfolio holdings may be disclosed between and among the following persons (collectively, “Affiliates and Fiduciaries”), subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund or by an attorney in the Legal and Compliance Departments of UBS AM, for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under UBS AM’s code of ethics, the fund’s policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to the code of ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, transfer agent, custodian or securities lending agent to the fund; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS AM or the fund; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with the fund’s current advisor; (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties; and (vi) custodians and other third parties as necessary in connection with redemptions in kind of the fund’s shares.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by the UBS AM Legal and Compliance Departments based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed and the risk of harm to the fund and its shareholders and the legitimate business purposes served by such disclosure.

Complete and partial portfolio holdings—arrangements to disclose to service providers and fiduciaries. As of the date of this SAI, the specific Service Providers, Affiliates and Fiduciaries with whom the fund has arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the fund or for other reasons as specified below, are:

•

State Street, the fund’s custodian, accounting agent, securities lending agent and sub-administrator, receives portfolio holdings information daily on a real-time basis in connection with the custodian, fund accounting, securities lending, valuation and sub-administration services it provides to the fund.

•

Ernst & Young LLP, the fund’s independent registered public accounting firm, receives portfolio holdings information on an annual and semi-annual basis for financial reporting purposes. There is a 25-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young LLP for semi-annual reporting purposes. Ernst & Young LLP also receives portfolio holdings information annually at year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young LLP. In addition, Ernst & Young LLP receives holdings twice a year for fiscal income and excise tax provision reporting purposes with a 2-day lag time.

•	Bloomberg Finance L.P. receives daily portfolio holdings for the fund at the end of each day in connection with its provision of services related to liquidity risk management.

•

The rating agency Lipper and the financial news and data companies Bloomberg L.P. and FactSet Research Systems Inc. receive portfolio holdings information on a quarterly basis so that the fund may be included in each company’s industry reports and other materials. There is a 60-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to these companies. The rating agency Morningstar will receive portfolio holdings information on a monthly basis 10 days after month end.

•

A limited number of financial printers used by the fund to print and file its annual and semi-annual shareholder reports and other regulatory materials. There is at least a two week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the parties.

•

ISS Securities Class Action Services, LLC receives portfolio holdings information on a monthly basis on a 6-day lag in connection with proxy voting and class action claims processing services provided to the fund.

•	International Data Corporation receives portfolio holdings information daily on a real-time basis in connection with providing pricing information for the fund’s portfolio securities.

•

Marketing Spectrum receives portfolio holdings information no earlier than three weeks after the close of a fiscal annual or semi-annual period in connection with its preparation of a draft “letter to shareholders” for inclusion in annual and semi-annual shareholder reports.

Complete and partial portfolio holdings—disclosure to broker-dealers in the normal course of managing fund assets. An investment advisor, administrator or custodian for the fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the fund to one or more broker dealers during the course of, or in connection with, normal day-to-day securities transactions with or through such broker-dealers subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning the fund’s portfolio holdings, other investment positions, securities transactions or derivative transactions without the consent of the fund or the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund, or an attorney in the UBS AM Legal and Compliance Departments. The fund has not given its consent to any such use or disclosure and no person or agent of UBS AM is authorized to give such consent except as approved by the fund’s board. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the fund, its shareholders, and the legitimate fund purposes served by such disclosure.

Complete and partial portfolio holdings—disclosure as required by applicable law. Fund portfolio holdings and other investment positions comprising the fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of fund portfolio holdings (i) in a filing or submission with the SEC or another domestic or foreign regulatory body, (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (iii) in connection with a lawsuit or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings). The UBS AM Legal Department must authorize the disclosure of portfolio holdings information when required for a legal or regulatory purpose. The UBS AM Legal Department may not be able to prevent or place restrictions on the disclosure of the fund’s portfolio holdings when compelled by law or regulation to provide such information, even if the UBS AM Legal Department determines that such disclosure may not be in the best interest of fund shareholders or that a material conflict of interest is present or appears to be present. However, the UBS AM Legal Department will attempt to monitor the use of any fund portfolio holdings information disclosed as required by law or regulation.

Disclosure of non-material information. Policies and procedures regarding non-material information permit UBS AM fund officers, UBS AM fund portfolio managers, and senior officers of UBS AM Fund Treasury, UBS AM Legal and Compliance Departments, and anyone employed by or associated with UBS AM who has been authorized by the UBS AM Legal and Compliance Departments’ representatives (collectively, “Approved Representatives”) to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the fund or its portfolio holdings and/or other investment positions (collectively, “commentary and analysis”) or any changes in the portfolio holdings of the fund that occurred after the most recent calendar-quarter end (or, in the case of a fund publicly disclosing portfolio holdings on a monthly basis, after the most recent monthly public posting of portfolio holdings) (“recent portfolio changes”) to any person if such information does not constitute material nonpublic information and complies with the portfolio holdings disclosure policies and procedures described above.

An Approved Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. UBS AM believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning the fund. Nonexclusive examples of commentary and analysis about the fund include (i) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries and countries, (ii) the characteristics of the fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry and country, and (iv) the volatility characteristics of the fund. An Approved Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

“Approved Representatives” include persons employed by or associated with UBS AM who have been authorized by the Legal and Compliance Departments of UBS AM to disclose recent portfolio changes and/ or commentary and analysis in accordance with the applicable policies and procedures.

Prohibitions on disclosure of portfolio holdings. No person is authorized to disclose fund portfolio holdings or other investment positions (whether online at http://www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the applicable policies and procedures. In addition, no person is authorized to make disclosure pursuant to these policies and procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Investment Company Act).

Furthermore, UBS AM, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising the fund to any person who could otherwise be eligible to receive such information under the applicable policies and procedures, or may determine to make such disclosures publicly as provided by the policies and procedures.

Prohibitions on receipt of compensation or other consideration. The portfolio holdings disclosure policies and procedures prohibit the fund, its investment advisor and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

Organization of the Trust; trustees and officers; principal holders and management ownership of securities

The Trust was organized on April 29, 1998 as a statutory trust under the laws of Delaware and currently has twenty-one series. The Trust has authority to establish additional series and issue an unlimited number of shares of beneficial interest of each existing or future series, par value of $0.001 per share.

The Trust is governed by a board of trustees, which oversees the fund’s operations and which is authorized to establish additional series. Each trustee serves an indefinite term of office. The tables below show, for each trustee (sometimes referred to as “board member”) and executive officer, his or her name, address and age, the position held with the Trust, the length of time served as trustee or officer of the Trust, the trustee’s or officer’s principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by such trustee.

Interested Trustee
Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Meyer Feldberg[2]; 77 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee and Chairman of the Board of Trustees	Since 1998 (Trustee); since November 2017 (Chairman of the Board of Trustees)	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also served as President of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promoted interaction with other cities around the world (2007-2014). Prior to 2004, he was Dean and Professor of Management and Ethics of the Graduate School of Business at Columbia University (since 1989). From 1992 to 2016, Professor Feldberg was a director of Macy’s, Inc. (operator of department stores). From 1997 to 2017, Professor Feldberg was a director of Revlon, Inc. (cosmetics).	Professor Feldberg is a director or trustee of 10 investment companies (consisting of 48 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.	Professor Feldberg is also a director of the New York City Ballet.

[1]	Each trustee holds office for an indefinite term.
[2]

Professor Feldberg is deemed an “interested person” of the Trust as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

Independent Trustees
Name, address, and age	Position(s) held with Trust	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Alan S. Bernikow; 78 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005	Mr. Bernikow is retired. Previously, he was deputy chief executive officer at Deloitte & Touche (international accounting and consulting firm). From 2003 to March 2017, Mr. Bernikow was also a director of Destination XL Group, Inc. (menswear) (and served as a member of its nominating and corporate governance committee).	Mr. Bernikow is a director or trustee of 5 investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), and the lead director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee).
Richard R. Burt; 72 McLarty Associates 900 17th Street, N.W. Washington, D.C. 20006	Trustee	Since 1998	Mr. Burt is a managing partner of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009.	Mr. Burt is a director or trustee of 5 investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Burt is also a director of The Central Europe, Russia and Turkey Fund, Inc., The European Equity Fund, Inc., and The New Germany Fund, Inc. (and serves as a member of each such fund’s audit, nominating and governance committees).
Bernard H. Garil; 79 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 5 investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Garil is also a director of The Leukemia & Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).
Heather R. Higgins; 59 c/o Keith A. Weller, Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Trustee	Since 2005	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).	Ms. Higgins is a director or trustee of 5 investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.	None

Officers
Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Rose Ann Bubloski[2]; 51	Vice President and Assistant Treasurer	Since 2011	Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and a senior manager of product control and investment support (previously named registered fund product control) UBS Asset Management (Americas) Inc. and/or UBS Asset Management (US) Inc. (“UBS AM—Americas region”). Ms. Bubloski is vice president and assistant treasurer of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.
Franklin P. Dickson[2]; 40	Vice President	Since 2017	Mr. Dickson is an associate director (since 2015) and tax compliance manager (since October 2017) (prior to which he was a product controller (from 2015 to 2017) of product control and investment support (previously named registered fund product control) of UBS AM—Americas region. From 2013 through 2015, Mr. Dickson was fund administration and compliance manager for U.S. Bancorp Fund Services, LLC, and from April 2008 through June 2013, Mr. Dickson was vice president, client service manager at BNY Mellon Asset Servicing. Mr. Dickson is a vice president of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.
Lisa N. DiPaolo[2]; 41	Vice President	Since 2015	Ms. DiPaolo is a director (since 2008) and portfolio manager (since 2015) at UBS AM—Americas region. Ms. DiPaolo joined UBS AM— Americas region in 2000 and has been a municipal securities analyst on the tax-free fixed income team. Ms. DiPaolo is a vice president of two investment companies (consisting of 26 portfolios) for which UBS AM serves as investment advisor or manager.
Elbridge T. Gerry III[2]; 62	Vice President	Since 1999	Mr. Gerry is a managing director and co-head of municipal investments of UBS AM—Americas region (head from 2001 to June 2017; co-head since June 2017). Mr. Gerry is a vice president of two investment companies (consisting of 28 portfolios) for which UBS AM serves as investment advisor or manager.
Charles W. Grande[2]; 55	Vice President	Since 2017	Mr. Grande is a managing director, co-head of municipal investments (since June 2017) and head of municipal credit research (since 2009) with UBS AM—Americas region. Mr. Grande is a vice president of two investment companies (consisting of 26 portfolios) for which UBS AM serves as investment advisor or manager.

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Mark F. Kemper[3]; 61	Vice President and Assistant Secretary	Since 1999 and March 2019, respectively	Mr. Kemper is a managing director and interim Head of Compliance and Operational Risk Control of UBS AM—Americas region (since 2006 and June 2019, respectively prior to which he was general counsel of UBS AM—Americas region (from 2004-May 2019)). He has been secretary of UBS AM—Americas region (since 2004) and secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is a vice president and assistant secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since January 2017).
Joanne M. Kilkeary[2]; 51	Vice President, Treasurer and Principal Accounting Officer	Since 1999 (Vice President) and since 2017 (Treasurer and Principal Accounting Officer)	Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of regulatory, tax, audit and board governance for product control and investment support (since October 2017) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004-2017)). Ms. Kilkeary is a vice president and treasurer and principal accounting officer of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.
Igor Lasun[2]; 40	President	Since September 2018	Mr. Lasun is an executive director and head of fund development and management for UBS AM—Americas region (since September 2018) (prior to which he was a senior fixed income product specialist from 2007 to September 2018, and had joined the firm in 2005). In this role, he oversees fund development and management for both wholesale and institutional businesses. Mr. Lasun serves as president of 7 investment companies (consisting of 61 portfolios) for which UBS AM services as investment advisor or manager.
William Lawlor[3]; 31	Vice President and Assistant Secretary	Since May 2018	Mr. Lawlor is a director and associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2013). Prior to joining UBS AM—Americas region, Mr. Lawlor attended Kent College of Law, where he graduated in 2013. Mr. Lawlor is a vice president and assistant secretary of 7 investment companies (consisting of 61 portfolios) for which UBS AM serves as investment advisor or manager.

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Ryan Nugent[2]; 41	Vice President	Since 2009	Mr. Nugent is an executive director (since 2017) (prior to which he was director (from 2010 to 2017)), and portfolio manager (since 2005) and head of municipal trading (since 2013) of UBS AM—Americas region. Mr. Nugent is a vice president of two investment companies (consisting of 26 portfolios) for which UBS AM serves as investment advisor or manager.
Nancy D. Osborn[2]; 53	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of product control and investment support (previously named registered fund product control) of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.
Frank Pluchino[4]; 59	Chief Compliance Officer	Since 2018	Mr. Pluchino is an executive director with UBS Business Solutions US LLC (since January 2017) and is also the chief compliance officer of UBS Hedge Fund Solutions LLC (since 2010). Mr. Pluchino serves as chief compliance officer of 13 investment companies (consisting of 67 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.
Robert Sabatino[3]; 45	Vice President	Since 2001	Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director (since 2007)), head of global liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Americas region in the short duration fixed income group (since 2000). Mr. Sabatino is a vice president of three investment companies (consisting of 41 portfolios) for which UBS AM serves as investment advisor or manager.
Eric Sanders[3]; 53	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel with UBS Business Solutions US (since January 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Philip Stacey[4]; 34	Vice President and Assistant Secretary	Since May 2018	Mr. Stacey is an executive director (since March 2019) and associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region since 2015. Prior to joining UBS AM—Americas region, Mr. Stacey was a legal associate with the Chicago-based investment manager HFR Asset Management, LLC from 2009 through January 2015. Mr. Stacey is a vice president and assistant secretary of 7 investment companies (consisting of 61 portfolios) for which UBS AM serves as investment advisor or manager.
David Walczak[3]; 36	Vice President	Since 2016	Mr. Walczak is an executive director (since 2016), head of US money markets (since 2015) and portfolio manager of UBS AM—Americas region. Mr. Walczak is a vice president of three investment companies (consisting of 41 portfolios) for which UBS AM serves as investment advisor or manager.
Keith A. Weller[3]; 58	Vice President and Secretary	Since 1998 and March 2019, respectively	Mr. Weller is an executive director and deputy general counsel (since February 2019, prior to which he was senior associate general counsel) with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

[1]	Officers are appointed by the trustees and serve at the pleasure of the board.
[2]	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
[3]	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
[4]	This person’s business address is 787 Seventh Avenue, New York, NY 10019.

Information about trustee ownership of fund shares
Trustee	Dollar range of equity securities in Ultra Short Income Fund[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS AM serves as investment advisor or manager[1]

Interested trustee
Meyer Feldberg	None	Over $100,000

Independent trustees
Alan S. Bernikow	None	Over $100,000
Richard R. Burt	None	Over $100,000
Bernard H. Garil	None	Over $100,000
Heather R. Higgins	None	Over $100,000
[1]	Information regarding ownership is as of December 31, 2018, unless otherwise noted.

Leadership structure and qualifications of board of trustees

The board is responsible for oversight of the fund. The board is currently composed of five trustees, four of whom are not “interested persons” of the fund as that term is defined by the Investment Company Act (“Independent Trustees”). The remaining trustee, Prof. Feldberg, is independent of UBS AM and its affiliates but is deemed to be an “interested person” of the fund within the meaning of the Investment Company Act because he holds a senior position with a registered broker-dealer that may execute transactions with the fund from time to time. The board members have selected Prof. Feldberg to act as chairman of the board. The chairman of the board’s role is to preside at all meetings of the board and generally to act as a liaison with service providers, officers, attorneys and other trustees between meetings. The chairman may also perform such other functions as may be delegated by the board from time to time. In selecting Prof. Feldberg to act as chairman of the board, the Independent Trustees considered Prof. Feldberg’s technical classification as an “interested person” of the fund and determined that, because he is independent of UBS AM, it is unnecessary to have a lead independent trustee. The board has established an Audit Committee and a Nominating and Corporate Governance Committee to assist the board in the oversight and direction of the business and affairs of the fund, and from time to time may establish ad hoc committees, informal working groups or designate one or more members to review and address the policies and practices of the fund or to liaise with the fund’s Chief Compliance Officer or service providers, including staff of UBS AM, with respect to certain specified matters. The board meets in-person at regularly scheduled meetings five times throughout the year. In addition, the trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. Each committee meets as appropriate to conduct the oversight functions delegated to the committee by the board and reports its findings to the board. The board and Audit Committee conduct annual assessments of their oversight function and structure. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities. The trustees have determined that the board’s leadership and committee structure is appropriate because it allows the board to exercise informed and independent judgment over the matters under its purview and to allocate areas of responsibility among committees of Independent Trustees and the full board in a manner that enhances the full board’s oversight.

The fund has engaged UBS AM to manage the fund on a day-to-day basis. The board is responsible for overseeing UBS AM and other service providers in the operations of the fund in accordance with the Investment Company Act, applicable state and other laws, and the fund’s charter. The board reviews, on an ongoing basis, the fund’s performance, operations and investment strategies and techniques. The board also conducts reviews of UBS AM and its role in running the operations of the fund.

The board has concluded that, based on each trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other trustees, each trustee should serve as a trustee. In determining that a particular trustee is qualified to serve as a trustee, the board has considered a variety of criteria, none of which, in isolation, was controlling. The board believes that, collectively, the trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the board to operate effectively in governing the fund and protecting the interests of shareholders. Among the attributes common to all trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with other board members, UBS AM, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as trustees. In addition, the board has taken into account the actual service and commitment of the trustees during their tenure in concluding that each should continue to serve. A trustee’s ability to perform his or her duties effectively may have been attained through a trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a trustee of the fund, other funds in the fund complex, other investment funds, public companies, or nonprofit entities or other organizations; and/or other life experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each trustee that led the board to conclude that he or she should serve as a trustee.

Amb. Burt has served as a board member of the Trust and as a director/trustee of the other funds in the fund complex for approximately two decades, including as a member and/or chair of various board committees. Amb. Burt has many years’ experience in advising companies regarding international investment and risk management. Amb. Burt also currently serves, or has served, on the boards of directors of several funds outside of the UBS AM fund complex and has served as a director on other corporate boards. Prior to joining McLarty Associates in 2007, Amb. Burt was chairman of Diligence Inc. (information and risk management firm). Amb. Burt was the chief negotiator in the Strategic Arms Reduction Talks with the former Soviet Union (1989-1991) and the US Ambassador to the Federal Republic of Germany (1985-1989). He had also been a partner of McKinsey & Company (management consulting firm).

Prof. Feldberg has served as a board member of the Trust and other current and prior mutual funds in the fund complex for over two decades. Prof. Feldberg has held several prestigious positions at Columbia Business School and the Graduate School of Business at Columbia University, including Dean and Professor of Management. He is also a senior advisor to Morgan Stanley and has served on the boards of several public companies.

Messrs. Bernikow and Garil and Ms. Higgins were elected as directors/trustees of the funds in the fund complex during 2005-2006. Messrs. Bernikow and Garil and Ms. Higgins also serve as members and/or chairs of various board committees.

Mr. Bernikow has extensive accounting and finance experience (being a Certified Public Accountant and having served for many years as the Deputy Chief Executive Officer of Deloitte & Touche LLP, one of the four largest independent registered public accounting firms in the US) and currently serves, or has served, on the boards and committees of various public companies and a national bank.

Mr. Garil has over four decades of experience in the fund management business and for much of that time he served as an executive of a fund adviser and as a member of fund boards. He began his career at the US Securities and Exchange Commission.

Ms. Higgins has experience as a portfolio manager for a major US trust bank and has held senior executive positions and/or directorships at several major charitable organizations.

Additional details about each trustee’s professional experience are included above in the table in the section captioned “Organization of the Trust; trustees and officers; principal holders and management ownership of securities.” That table contains information regarding other directorships currently held by board members.

Risk oversight

The fund is subject to a number of risks, including investment, liquidity, compliance, operational and valuation risks, among others. Risk oversight forms part of the board’s general oversight of the fund’s investment program and operations and is addressed as part of various regular board and committee activities. Day-to-day risk management with respect to the fund is the responsibility of UBS AM or other service providers (depending on the nature of the risk), subject to supervision by UBS AM. Each of UBS AM and other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the board recognizes that it is not possible to identify all of the risks that may affect the fund or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some are simply beyond any control of the fund, UBS AM or its affiliates or other service providers. As part of its regular oversight of the fund, the board, directly or through a committee, reviews reports from, among others, management, the fund’s Chief Compliance Officer, its independent registered public accounting firm, counsel, and internal auditors for UBS AM or its affiliates, as appropriate, regarding risks faced by the fund and UBS AM’s risk oversight programs. The board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the fund’s compliance program and reports to the board regarding compliance matters for the fund and its service providers; the board has designated one of its members to liaise with the Chief Compliance Officer between board meetings to assure that significant compliance issues identified by the Chief Compliance Officer will be brought to the attention of the full board in a timely and appropriate manner. The board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees

The Trust has an Audit Committee and a Nominating and Corporate Governance Committee. The members of the Audit Committee are currently the Independent Trustees. Alan S. Bernikow is chairman of the Audit Committee. Meyer Feldberg, who is an interested trustee, also serves in a formal participation/contributing role with respect to the Audit Committee (but is not a member thereof). The following Independent Trustees are members of the Nominating and Corporate Governance Committee: Richard R. Burt (chairman), Heather R. Higgins and Bernard H. Garil. In addition to serving on the Audit Committee, Mr. Bernikow currently serves as a member of the audit committees of at least three other public companies not affiliated with the UBS AM funds he oversees. The board has determined that Mr. Bernikow’s simultaneous service on the audit committees of these other public companies does not impair his ability to effectively serve on the Audit Committee.

The Audit Committee is responsible for, among other things: (i) overseeing the scope of the fund’s audit; (ii) overseeing the fund’s accounting and financial reporting policies, practices and internal controls; and (iii) approving, and recommending to the board for ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm, as well as determining the compensation thereof. In furtherance of its duties, the Audit Committee also is responsible for, among other things: obtaining assurance from the fund’s independent registered public accounting firm of its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accounting firm; inquiring as to the fund’s qualification under Subchapter M of the Internal Revenue Code and the amounts distributed and reported to shareholders; reviewing with the independent registered public accounting firm any problems or difficulties with the audit; and reporting to the full board and making recommendations as it deems necessary or appropriate. Although the Audit Committee has the responsibilities described above, it is not responsible for planning or conducting the fund’s audit or determining whether the fund’s financial statements are complete and accurate and are in accordance with US generally accepted accounting principles. Absent actual knowledge to the contrary, Audit Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside the fund.

The Audit Committee normally meets in conjunction with regular board meetings, or more frequently as called by its chairperson. During the Trust’s fiscal year ended April 30, 2019, the Audit Committee held five meetings.

The Trust’s board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter. The Nominating and Corporate Governance Committee is responsible for, among other things: selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Trustees; making recommendations to the board with respect to compensation of board and committee members; performing an annual evaluation of the board and its committees; reporting on such evaluation to the board; and performing such other corporate governance functions as the board may authorize.

The Nominating and Corporate Governance Committee held five meetings during the fiscal year ended April 30, 2019.

The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy among the Independent Trustees occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Mr. Richard R. Burt, care of the Secretary of the Trust at UBS Asset Management (Americas) Inc., UBS Tower, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s résumé or curriculum vitae and must be accompanied by a written consent of the individual to stand for election if nominated for the board and to serve if elected by shareholders.

Information about Independent Trustee ownership of securities issued by UBS AM or any company controlling, controlled by or under common control with UBS AM

As of December 31, 2018, the Independent Trustees and their immediate family members did not own any securities issued by UBS AM or any company controlling, controlled by or under common control with UBS AM.

Compensation

Each Independent Trustee receives, in the aggregate from the UBS AM funds he or she oversees, an annual retainer of $140,000 and a $20,000 fee for each regular joint board meeting of the boards of those funds (and each in-person special joint board meeting of the boards of those funds) actually attended. Independent Trustees who participate in previously scheduled in-person joint meetings of the boards of the UBS AM funds by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Trustees who participate in previously scheduled joint in-person meetings of the boards of the UBS AM funds by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. Each Independent Trustee receives from the relevant fund $2,000 for each special in-person meeting (not held as a joint meeting) of the board of that fund actually attended where that fund’s board must meet separately from the regularly scheduled joint board meetings. Independent Trustees who participate in scheduled telephonic meetings of the board(s) of one or more UBS Funds are paid $1,000 for each such meeting actually attended.

The chairman of the board receives annually an additional $75,000; the chairperson of the Audit Committee receives annually an additional $35,000; and the chairperson of the Nominating and Corporate Governance Committee receives annually an additional $25,000. In addition, a board member who undertakes a special assignment to provide special assistance in coordinating the board’s oversight of compliance matters, contract reconsideration matters or marketing/distribution matters (currently Heather R. Higgins, Bernard H. Garil and Meyer Feldberg (for whom such additional fees are allocated to the UBS non-money market funds only), respectively) receives annually an additional $25,000. Independent Trustees who are also members of the Audit Committee and/ or Nominating and Corporate Governance Committee are paid in the aggregate from the UBS AM funds he or she oversees, annual retainers of $10,000 and $5,000, respectively, in connection with his or her membership on the Audit Committee and/or Nominating and Corporate Governance Committee. Prof. Feldberg, who is an interested trustee, also serves in a formal participation/contributing role with respect to the Audit Committee (but is not a member thereof) and is paid in the aggregate from the UBS AM funds he oversees an annual retainer of $10,000 for his services. The foregoing fees are allocated among all such funds (or each relevant fund in the case of a special meeting) as follows: (i) one-half of the expense is allocated pro rata based on the funds’ relative net assets at the end of the calendar quarter preceding the date of payment; and (ii) one-half of the expense is allocated according to the number of such funds. No officer, director or employee of UBS AM or any of its affiliates presently receives any compensation from the funds for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.

The table below includes certain information relating to the compensation of the Trust’s current board members and the compensation of those board members from all funds for which UBS AM or an affiliate served as an investment advisor or manager during the periods indicated.

Compensation table[1]
Name of person, position	Aggregate compensation from Ultra Short Income Fund[3]	Total compensation from the trust and the fund complex[4]
Alan S. Bernikow, Trustee	$4,952	$282,000
Richard R. Burt, Trustee[5]	4,862	276,000
Meyer Feldberg, Trustee[2]	7,623	309,000
Bernard H. Garil, Trustee	4,866	277,000
Heather R. Higgins, Trustee	4,866	277,000

[1]	Except as discussed below, only Independent Trustees were compensated by the funds for which UBS AM or an affiliate serves as investment advisor or manager.
[2]

Professor Feldberg is an “interested person” of the fund by virtue of his position as senior advisor with Morgan Stanley, and not by reason of affiliation with UBS AM. He is compensated (i) by funds for which the management, investment advisory and/or administration contract between the fund and UBS AM provides that the fund may bear a portion of the compensation to a board member who is not an interested person of the fund by reason of affiliation with UBS AM or any of UBS AM’s affiliates, and (ii) otherwise by UBS AM. The compensation amounts listed above for Professor Feldberg represent only (1) those amounts paid by other funds within the fund complex for which UBS AM does not serve as investment advisor or manager, and (2) funds within the fund complex that have management, investment advisory and/or administration contracts providing that the fund may bear a portion of his compensation.

[3]	Represents fees paid to each trustee during the fiscal period May 29, 2018 (commencement of operations) to April 30, 2019.
[4]

Represents fees paid during the calendar year ended December 31, 2018 to each board member by: (a) 5 investment companies in the case of Messrs. Bernikow, Burt and Garil and Ms. Higgins; and (b) 10 investment companies in the case of Professor Feldberg for which UBS AM or one of its affiliates served as investment advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

[5]	The amounts indicated for Mr. Burt include payments initiated in 2018 and related to that calendar year but not received by him until early 2019.

Principal holders and management ownership of securities

As of August 1, 2019, trustees and officers of the Trust owned in the aggregate less than 1% of the outstanding shares of any class of the fund.

As of August 1, 2019, the following shareholders were shown in the Trust’s records as owning 5% or more of any class of the fund’s outstanding shares. Shareholders owning of record or beneficially more than 25% of a fund’s outstanding shares may be deemed to “control” the fund within the meaning of the Investment Company Act. Except as listed below, the Trust does not know of any other person who owns beneficially 5% or more of any class of the fund’s shares as of such date:

Class	Name and address[1]	Percentage of shares beneficially owned as of August 1, 2019
Class A	UBS Financial Services Inc.	12.55%
	FBO The Russell Weiner Rev Trust

Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a Trust is presumed to control the Trust under the provisions of the Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of a Trust or the fund.

To the extent that UBS AG maintains a greater than 24.99% interest in the fund, UBS AG will be deemed to “control” the fund for purposes of the U.S. Bank Holding Company Act of 1956, as amended (“BHCA”). Accordingly, the fund may be subject to certain limitations on its ability to own equity securities of certain issuers set forth in the BHCA. These limitations may be eliminated as UBS AG reduces its percentage interest in the fund through redemptions.

Investment advisory, administration and principal underwriting arrangements

Investment advisory and administration arrangements. UBS AM acts as the investment advisor and administrator of the fund pursuant to a contract (“Advisory and Administration Contract”) with the Trust. Under the terms of the Advisory and Administration Contract, UBS AM manages the investment operations of the fund and also administers the fund’s business affairs. In return, the fund pays UBS AM a contractual advisory fee of 0.20% and an administration fee of 0.10%, each computed daily and paid monthly. Under the Advisory and Administration Contract, for the fiscal period May 29, 2018 (commencement of operations) to April 30, 2019, UBS AM earned (or accrued) investment advisory and administration fees in the amount of $2,911,598.

Under the terms of the Advisory and Administration Contract, the fund bears all expenses incurred in its operation that are not specifically assumed by UBS AM. Expenses borne by the fund include the following: (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the fund by UBS AM; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the fund’s shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to trustees who are not interested persons (as defined in the Investment Company Act) of the Trust by reason of affiliation with UBS AM or any of UBS AM’s affiliates; (6) all expenses incurred in connection with the board members’ services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the trustees who are not interested persons (as defined in the Investment Company Act) of the Trust by reason of affiliation with UBS AM or any of UBS AM’s affiliates; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders and costs of mailing such materials to existing shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to trustees and officers; (18) costs of mailing, stationery and communications equipment; (19) expenses incident to any dividend, withdrawal or redemption options; (20) charges and expenses of any outside pricing service used to value portfolio securities; and (21) interest on borrowings of the fund.

Under the Advisory and Administration Contract, UBS AM will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the Advisory and Administration Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS AM in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory and Administration Contract terminates automatically upon its assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of the fund’s outstanding voting securities, on 60 days’ written notice to UBS AM or by UBS AM on 60 days’ written notice to the fund.

The fund and UBS AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund’s ordinary total operating expenses of each class through August 31, 2020 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.35% for Class A, 0.25% for Class P and 0.23% for Class I. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund’s expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund’s board at any time and also will terminate automatically upon the expiration or termination of the fund’s advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM’s three year recoupment rights will survive.

UBS AM has entered into a Sub-Administration Agreement with State Street to provide accounting, portfolio valuation and certain sub-administrative services for the fund. UBS AM pays State Street for the services it provides under the Sub-Administration Agreement.

Effective May 30, 2018, the fund has entered into a Service Agreement with State Street to provide certain regulatory support services to the fund, including: (i) website posting of required information for money market funds and Form N-MFP and Form N-CR filing services; and (ii) Form N-PORT and Form N-CEN preparation and filing services. The fund pays State Street a fee at an agreed-upon rate for the services it provides under the Service Agreement. Under the Service Agreement for the fiscal period May 29, 2018 (commencement of operations) to April 30, 2019, the fund paid fees in the amount of $10,715.

Bank line of credit. The fund participates with other funds managed or advised by UBS AM in a $125 million committed credit facility (the “Facility”) with State Street, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the fund at the request of shareholders and other temporary or emergency purposes. Under the Facility, the fund has agreed to pay a commitment fee on the average daily balance of the Facility not utilized. The commitment fee has been allocated among the funds in the Facility as follows: 50% of the allocation is based on the relative asset size of funds in the Facility and the other 50% of the allocation is based on fund utilization. During the fiscal period May 29, 2018 (commencement of operations) to April 30, 2019, the fund had borrowings as follows:

Portfolio	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
UBS Ultra Short Income Fund	$1,318,245.97	4	$480.33	3.279250%

Personal trading policies. The Trust, UBS AM and UBS AM (US) have adopted a Code of Ethics. The Code of Ethics establishes standards by which employees of UBS Asset Management (including all employees of UBS AM and UBS AM (US)) (together, “Covered Persons”) must abide when engaging in personal securities trading conduct.

Under the Code of Ethics, Covered Persons are prohibited from, among other things: (1) executing a securities transaction on a day during which a fund has a pending or executed buy or sell in the same security; (2) entering into a net short position with respect to any security; (3) purchasing or selling futures (except currency forwards) that are not traded on an exchange, as well as options on any type of futures (exchange-traded or not); (4) purchasing securities issued by a supplier or vendor about which the Covered Person has information or with whom the Covered Person is directly involved in negotiating a contract; and (5) acquiring securities in an initial public offering (other than a new offering of a registered open-end investment company).

In addition, Covered Persons must obtain prior written approval before purchasing, selling or transferring any security, subject to certain exceptions listed in the Code of Ethics. Covered Persons and trustees are required to file the following reports: (1) an initial holdings report disclosing all securities owned by the Covered Person or interested trustee and any securities accounts maintained by the Covered Person or interested trustee, which must be filed within ten days of becoming a Covered Person or interested trustee (Independent Trustees are not required to file this report); (2) quarterly reports of security investment transactions and new securities accounts. Independent Trustees need only report a transaction in a security if such trustee, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his or her official duties as a trustee, that, during the 15-day period immediately preceding or after the date of the transaction by the trustee, such security was purchased or sold by the funds, or was being considered for purchase or sale by the funds; and (3) an annual certification that they have read and understand the Code of Ethics, that they have complied with its requirements during the preceding year, and that they have disclosed or reported all personal transactions/holdings required to be disclosed or reported.

A copy of the Code of Ethics has been filed with and is available through the SEC.

Proxy voting policies. The Trust’s board believes that the voting of proxies on securities held by the fund is an important element of the overall investment process. As such, the board has delegated the responsibility to vote such proxies to UBS AM. Following is a summary of UBS AM’s proxy voting policy.

You may obtain information about the fund’s proxy voting decisions, without charge, online on the fund’s website (http://www.ubs.com/ubsglobalam-proxy under the “UBS Funds” category on this Web page) or on the EDGAR database on the SEC’s website (http://www.sec.gov) for the most recent 12-month period ending June 30th for which an SEC filing has been made.

UBS AM’s proxy voting policy is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS AM expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles, which provide evidence of good corporate governance. UBS AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS AM’s proxy voting policy.

When UBS AM’s view of a company’s management is favorable, UBS AM generally supports current management initiatives. When UBS AM’s view is that changes to the management structure would probably increase shareholder value, UBS AM may not support existing management proposals. In general, UBS AM generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS AM focuses on the following areas of concern when voting its clients’ securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS AM exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS AM becomes aware of a conflict with respect to a particular proxy, and under certain circumstances, the relevant internal UBS AM committee may be required to review and resolve the manner in which such proxy is voted.

Principal underwriting arrangements. UBS AM (US) acts as the principal underwriter of the fund’s shares pursuant to a principal underwriting contract with the Trust (“Principal Underwriting Contract”). The Principal Underwriting Contract requires UBS AM (US) to use its best efforts, consistent with its other business, to sell shares of the fund. Shares of the fund are offered continuously. UBS AM (US) enters into selling agreements and dealer agreements with other broker-dealers (affiliated and unaffiliated) and with other financial institutions to authorize them to sell fund shares. As of the date of this SAI, UBS AM (US) has entered into a Dealer Agreement with UBS Financial Services Inc. UBS AM (US) is located at 1285 Avenue of the Americas, New York, New York 10019-6028 and at One North Wacker Drive, Chicago, IL 60606.

Under a plan pertaining to the Class A shares adopted by the fund in the manner prescribed by Rule 12b-1 under the Investment Company Act (“the Plan”), the fund will pay UBS AM (US) a service fee, accrued daily and payable monthly, at the annual rate of 0.10% of the average daily net assets of Class A shares.

UBS AM (US) uses the service fees under the Plan primarily to pay broker-dealers for shareholder servicing, currently at the annual rate of 0.10% of the aggregate investment amounts maintained in the fund by each broker-dealer. Each dealer compensates its financial advisors for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts, including related overhead expenses.

The Plan and the Principal Underwriting Contract specify that the fund must pay service fees to UBS AM (US) for its service-related activities, not as reimbursement for specific expenses incurred. Therefore, even if the expenses of UBS AM (US) exceed the service fees it receives, the fund will not be obligated to pay more than those fees. On the other hand, if the service expenses of UBS AM (US) are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service fees received or accrued through the termination date of the Plan will be the sole responsibility of UBS AM (US) and not that of the fund. Annually, the board reviews the Plan and the expenses of UBS AM (US) for Class A shares of the fund separately from the expenses attributable to the other classes of shares.

Among other things, the Plan provides that (1) UBS AM (US) will submit to the board at least quarterly, and the trustees will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including board members who are not “interested persons” of the fund and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class of the fund and (4) while the Plan remains in effect, the selection and nomination of board members who are not “interested persons” of the fund shall be committed to the discretion of the board members who are not “interested persons” of the fund.

In reporting amounts expended under the Plan to the board, UBS AM (US) will allocate expenses attributable to the sale of each class of the fund’s shares to such class based on the ratio of sales of shares of such class to the sales of all other classes of shares. The fees paid by one class of the fund’s shares will not be used to subsidize the sale of any other class of fund shares.

For the fiscal period May 29, 2018 (commencement of operations) to April 30, 2019, the fund paid (or accrued) to UBS AM (US) $792,987 in service fees under the Plan.

UBS AM (US) estimates that it and its affiliates incurred the following shareholder service-related expenses with respect to the fund during the fiscal period May 29, 2018 (commencement of operations) to April 30, 2019:

Class A
Marketing and advertising	$0
Amortization of commissions	0
Printing of prospectuses and SAI	0
Branch network costs allocated and interest expense	0
Service fees paid to financial advisors	325,125

“Service fees paid to financial advisors” represents compensation paid by UBS Financial Services Inc. to its financial advisors.

In approving the Plan, the Board considered all the features of the distribution system and the anticipated benefits to the fund and its shareholders. With regard to the Plan, the Board considered, as relevant (1) that no initial sales charges or deferred sales charges would be imposed with respect to the fund, (2) the belief of UBS AM (US) that the combination of service fees and having no initial sales charges or deferred sales charges would be attractive to dealers and financial advisors, resulting in greater growth of the fund than might otherwise be the case, (3) the extent to which fund shareholders might benefit from economies of scale resulting from growth in the fund’s assets and shareholder account size and the potential continued growth and/or preventing further erosion of the fund’s assets (4) the services provided to the fund and its shareholders by UBS AM (US) pursuant to the Principal Underwriting Contract, (5) as applicable, the services provided by dealers pursuant to each dealer agreement with UBS AM (US), (6) the shareholder service-related expenses and costs incurred by UBS AM (US) and/or UBS Financial Services Inc.; and (7) the benefit to the fund and its shareholders of the fund being available as an exchange vehicle for shares of the corresponding class of other funds for which UBS AM (US) serves as principal underwriter.

With respect to the Plan, the Board considered all compensation that UBS AM (US) would receive under the Plan and the Principal Underwriting Contract, including service fees. The board also considered the benefits that would accrue to UBS AM (US) under the Plan in that UBS AM (US) or an affiliate would receive service, advisory and administration fees that are calculated based upon a percentage of the average net assets of the fund. These fees would increase if the Plan were successful and the fund attained and maintained significant asset levels.

UBS AM (US) may make cash and non-cash payments to affiliated and unaffiliated broker-dealers and other financial intermediaries (collectively, “Financial Intermediaries”) that engage in selling efforts on behalf of the fund, subject to the internal policies and procedures of UBS AM (US). The source of such payments may come from UBS AM (US)’s own resources (including through transfers from affiliates). Payments made out of the underwriter’s own resources are often referred to as “revenue sharing.” Revenue sharing payments generally are based on the value of fund shares sold as a result of such selling efforts although they could take other forms (such as, without limitation, ticket charges or “trail” fees for servicing shareholder accounts). Revenue sharing payments are negotiated by UBS AM (US) and may also be based on such other factors as the Financial Intermediary’s ability to attract and retain assets, the quality and quantity of the services provided by the Financial Intermediary, the Financial Intermediary’s relationship with UBS AM (US) or the reputation of the Financial Intermediary.

Revenue sharing payments are made by UBS AM (US) out of its own resources (and not out of fund assets). The value of a shareholder’s investment in the fund and the return on that investment will be unaffected by these revenue sharing payments. The source of revenue sharing payments may come from transfers from other UBS entities, such as UBS AM. UBS AM (US) may pay Financial Intermediaries a finder’s fee for a variety of reasons, including (1) where UBS AM (US) is paying shareholder servicing fees or making other payments to a separate Financial Intermediary that makes shares available to others, (2) where the assets in an account reach a certain threshold or (3) where a Financial Intermediary provides marketing support or access to sales platforms or personnel.

UBS AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS AM. UBS AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS AM (US)’s internal policies and procedures governing payments for such seminars. These seminars may take place at UBS AM (US)’s headquarters or appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS AM (US)’s internal policies and procedures, UBS AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS AM (US)’s promotional items of nominal value (golf balls, shirts, etc.). In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS AM (US) and may be paid by UBS AM (US) for providing sub-transfer agency and other services.

You should ask your Financial Intermediary about any payment it receives from the underwriter and any services provided.

Additional compensation to affiliated broker-dealer. UBS AM (US) may pay its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of fund shares through UBS Financial Services Inc. in consideration of distribution, marketing support and other services:

•

Annual rate of 0.05% (5 basis points) of the value of the net assets invested in the fund to be paid on a quarterly basis (although UBS Financial Services Inc. may choose not to receive such payments, or receive a reduced amount, on assets held in certain types of accounts or wrap fee advisory programs).

UBS Financial Services Inc. charges a minimum of $75,000 per calendar year for distribution, marketing support and other services.

The foregoing payments are made by UBS AM (US) out of its own resources. Such payments are often referred to as “revenue sharing.”

Additional compensation to financial institution(s). As of August 28, 2019, the fund is not being sold through unaffiliated financial institutions. Therefore, UBS AM (US) does not anticipate unaffiliated financial institutions receiving additional compensation (as described in the prospectus) from UBS AM (US) or UBS AM, from their own resources, at this time.

Securities lending. Pursuant to an agreement between the fund and State Street, the fund may lend its securities through State Street as securities lending agent to certain qualified borrowers (the “Securities Lending Agreement”). As securities lending agent of the fund, State Street administers the fund’s securities lending program. These services include arranging the securities loans with approved borrowers and collecting fees and rebates due to the fund. State Street also collects and maintains collateral intended to secure the obligations of each borrower and marks to market daily the value of loaned securities. If a borrower defaults on a loan, State Street is authorized to exercise contractual remedies on behalf of the fund and, pursuant to the terms of the Securities Lending Agreement, has agreed to indemnify the fund for certain losses, which exclude losses associated with collateral reinvestment. State Street may also, in its capacity as securities lending agent, invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Agreement. State Street maintains records of loans made and income derived therefrom and makes available such records that the fund deems necessary to monitor the securities lending program. For the fiscal period May 29, 2018 (commencement of operations) to April 30, 2019, the fund earned income and incurred the following costs and expenses as a result of its securities lending activities.

Gross Income from Securities Lending Activities[1]	$26,450.28

Fees and/or Compensation for Securities Lending Activities and Related Services

Revenue Split[2]	$233.03

Fees Paid for Cash Collateral Management Services[3]	$411.98

Administrative Fees[4]	$0.00

Indemnification Fees[5]	$0.00

Rebates to Borrowers	$24,867.27

Other Fees	$0.00

Aggregate Fees/Compensation for Securities Lending Activities	$25,512.28

Net Income from Securities Lending Activities	$938.00
[1]

Gross income includes income from the reinvestment of cash collateral, premium income (i.e., rebates paid by the borrower to the fund), loan fees paid by borrowers when collateral is non-cash, management fees from a pooled cash collateral reinvestment vehicle that are deducted from the vehicle’s assets before income is distributed, and any other income.

[2]	Revenue split represents the share of revenue generated by the securities lending program and paid to State Street Bank and Trust Company.
[3]	Fees paid for cash collateral management services include the contractual management fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.
[4]	These administrative fees are not included in the revenue split.
[5]	These indemnification fees are not included in the revenue split.

Portfolio managers

The portfolio managers who are primarily responsible for the day-to-day management of the fund are Robert Sabatino, David Walczak, David Rothweiler, and James Law. The following tables provide information relating to other accounts managed by Messrs. Sabatino, Walczak, Rothweiler, and Law as of April 30, 2019.

Robert Sabatino:
	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	17	7	29
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in billions)	$56.0	$4.9	$5.4
Assets Managed with Performance-Based Advisory Fees (in billions)	$0	$0	$0

David Walczak:
	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	17	7	15
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in billions)	$56.0	$4.9	$11.7
Assets Managed with Performance-Based Advisory Fees (in billions)	$0	$0	$0

David Rothweiler:
	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	0	20
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in billions)	$0	$0	$1.6
Assets Managed with Performance-Based Advisory Fees (in billions)	$0	$0	$0

James Law:
	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	0	58
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	3
Assets Managed (in billions)	$0	$0	$16.3
Assets Managed with Performance-Based Advisory Fees (in billions)	$0	$0	$3.3

The management of the fund and other accounts could result in potential conflicts of interest if the fund and other accounts have different objectives, benchmarks and fees because the portfolio managers and their team must allocate time and investment expertise across multiple accounts, including the fund. The portfolio managers and their team manage the fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS AM manages accounts according to the appropriate model portfolio, including, where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If the portfolio managers identify a limited investment opportunity that may be suitable for more than one account or model portfolio, the fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by the portfolio managers may also give rise to potential conflicts of interest. UBS AM and the fund have adopted a Code of Ethics that governs such personal trading but there is no assurance that the Code of Ethics will adequately address all such conflicts.

UBS AM’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with the interests of our clients and other stakeholders.

In general, their total compensation consists of two elements:

Fixed component (base salary and benefits):

•	Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.

•	The fixed component is used to recognize the experience, skills and knowledge that each employee brings to their role.

Performance award:

•	Determined annually on a discretionary basis.

•

Based on the individual’s financial and non-financial contribution—as assessed through a rigorous performance assessment process—as well as on the performance of their respective function, of UBS AM and of UBS as a whole.

•	Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.

•	For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.

•	Deferred amounts are then delivered via two deferral vehicles-75% in the UBS Asset Management Equity Ownership Plan (“AM EOP”) and 25% in the Deferred Contingent Capital Plan (“DCCP”).

—

AM EOP awards generally vest over five years with 40% of the award vesting in year two, 40% in year three and 20% in year five, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates. Deferred awards under the AM EOP are granted in the form of notional funds. The notional funds are aligned to selected UBS Asset Management funds. They provide for a high level of transparency and correlation between an employee’s compensation and the investment performance of UBS Asset Management. This enhances the alignment of investment professionals’ and other employees’ interests with those of our clients.

—	The DCCP is a mandatory deferral plan. Awards under the DCCP vest 100% in year five, subject to vesting conditions, including continued employment, and subject to forfeiture.

UBS Asset Management believes that these deferral plans reinforce the critical importance of creating long-term business value, with both plans serving as alignment and retention tools.

Investment professionals’ discretionary performance awards are correlated with investment performance. For analysts, performance awards are, in general, based on the performance of some combination of model and/or client portfolios or funds, generally evaluated over one and three years. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

As of April 30, 2019, Messrs. Sabatino, Walczak, Rothweiler and Law did not own any shares of the fund.

Portfolio transactions

The fund purchases portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

For purchases or sales with broker-dealer firms that act as principal, UBS AM seeks best execution. Although UBS AM may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. UBS AM may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

During the fiscal period May 29, 2018 (commencement of operations) to April 30, 2019, the fund did not pay brokerage commissions.

During the fiscal period May 29, 2018 (commencement of operations) to April 30, 2019, the fund did not pay brokerage commissions to UBS Financial Services Inc. or any other affiliate of UBS AM. Therefore, the fund did not allocate any brokerage transactions for research, analysis, advice and similar services.

Research services and information received from brokers or dealers are supplemental to UBS AM’s own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the fund effects securities transactions may be used by UBS AM in advising other funds or accounts and, conversely, research services furnished to UBS AM by brokers or dealers in connection with other funds or accounts may be used in advising the fund.

Investment decisions for the fund and for other investment accounts managed by UBS AM will be made independently of one another in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the fund and the other account(s) as to amount in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.

As of April 30, 2019, the fund owned securities issued by its regular broker-dealers or entities that may be deemed affiliates of those regular broker-dealers (as defined in Rule 10b-1 under the Investment Company Act) as follows:

Issuer	Type of Security	Value

Bank of America Corp.	Corporate bond	$13,194,867

JPMorgan Chase & Co.	Corporate bond	7,833,028

State Street Bank and Trust Co.	Short-term investments	767,106

State Street Bank and Trust Co.	Money market fund	3,101,518

Citigroup, Inc.	Corporate bond	21,764,469

Barclays Bank PLC	Corporate bond	13,049,249

Mizuho Financial Group, Inc.	Corporate bond	20,441,990

Mizuho Financial Group, Inc.	Certificates of deposit	1,000,844

Wells Fargo & Co.	Corporate bond	29,094,240

Royal Bank Of Canada	Certificates of deposit	380,005

Royal Bank Of Canada	Corporate bond	16,763,074

Goldman Sachs Group, Inc.	Corporate bond	17,319,121

Credit Suisse AG	Certificates of deposit	5,000,000

Credit Suisse AG	Corporate bond	19,680,358

Portfolio turnover. The fund’s annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate will be calculated by dividing the lesser of the fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. The fund’s portfolio turnover rate for the fiscal period May 29, 2018 (commencement of operations) to April 30, 2019 was 12%.

Additional purchase, exchange and redemption information and other services

Additional purchase information. A description of the types of investors eligible to purchase each share class of the fund is included in the prospectuses.

The fund may, subject to approval by the board, accept securities in which the fund is authorized to invest as consideration for the issuance of its shares, provided that the value of the securities is at least equal to the net asset value of the fund’s shares at the time the transaction occurs. The fund may accept or reject any such securities in its discretion.

Under normal circumstances, the fund will redeem shares when so requested by a shareholder’s broker-dealer, the shareholder’s Financial Advisor, the shareholder’s financial institution or directly by shareholders for direct accounts. Such a redemption order will be executed at the net asset value next determined after the order is received by UBS AM (US) or the fund’s transfer agent. Redemptions of the fund’s shares effected through a broker-dealer or other financial institution may be subject to a service charge by that broker-dealer or other financial institution.

Additional exchange and redemption information. As discussed in the relevant prospectus, eligible shares of the fund may be exchanged for shares of the corresponding class of most other Family Funds (“Family Funds” include PACE® Select funds, series of The UBS Funds and other funds for which UBS AM (US) serves as principal underwriter). Class A shares of the fund are eligible for exchange for shares of the same class of most other Family Funds which currently offer them. Class P shares of the fund are eligible for exchange for shares of the same class of most other Family Funds, although you may not be able to exchange your shares for Class P shares of the series of PACE Select Advisors Trust until certain operational procedures are implemented by UBS Financial Services, Inc. Shareholders will receive at least 60 days’ notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund’s investment objective, policies and restrictions. Investors exchanging Class P shares on certain brokerage platforms may be subject to commissions or other fees.

If conditions exist that make cash payments undesirable, the fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund’s net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses or other costs in converting these securities into cash.

The redemption price may be more or less than the shareholder’s cost, depending on the market value of the fund’s portfolio at the time.

Investors redeeming Class P shares on certain brokerage platforms may be subject to commissions or other fees.

Financial institutions. The fund may authorize financial institutions or their delegates or agents, to accept on its behalf purchase and redemption orders that are in “good form” in accordance with the policies of those service institutions. The fund will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on the fund’s net asset value next computed after receipt of the order by the financial institutions or their delegates or agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Automatic investment plan—Class A shares. UBS AM (US) or your financial advisor may offer an automatic investment plan with a minimum initial investment of $1,000 through which the fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor’s bank account to invest directly in the fund’s Class A shares. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of “dollar cost averaging.” When a shareholder invests the same dollar amount each month under the plan, the shareholder will purchase more shares when the fund’s net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder’s average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because an automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels.

Automatic cash withdrawal plan—Class A shares. The automatic cash withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their Family Funds accounts. Minimum balance of fund shares is $5,000; minimum withdrawals are $100.

Shareholders who elect to receive dividends or other distributions in cash may not participate in this plan.

An investor’s participation in the automatic cash withdrawal plan will terminate automatically if the “Initial Account Balance” (a term that means the value of the fund account at the time the investor elects to participate in the automatic cash withdrawal plan) less aggregate redemptions made other than pursuant to the automatic cash withdrawal plan is less than the minimum values specified above. Purchases of additional shares of the fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities. On or about the 20th of a month for monthly, quarterly, semi-annual and annual plans, your financial advisor will arrange for redemption by the fund of sufficient fund shares to provide the withdrawal payments specified by participants in the fund’s automatic cash withdrawal plan. The payments generally are mailed approximately five Business Days (defined below under “Valuation of shares”) after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds, with the tax consequences described under “Dividends and taxes” in the prospectuses. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder’s investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the automatic cash withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to your financial advisor or BNY Mellon. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by BNY Mellon. Shareholders may request the forms needed to establish an automatic cash withdrawal plan from their financial advisors or BNY Mellon at 1-800-647 1568.

Individual retirement accounts. Self-Directed IRAs may be available through your financial advisor through which investments may be made in shares of the fund, as well as in other investments. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

Transfer of accounts. If investors holding Class A, Class P or Class I shares of the fund in a brokerage account transfer their brokerage accounts to another firm, the fund shares will be moved to an account with BNY Mellon. However, if the other firm has entered into a dealer agreement with UBS AM relating to the fund, the shareholder may be able to hold fund shares in an account with the other firm.

Valuation of shares

The fund generally determines its net asset value per share separately for each class of shares as of the close of regular trading (usually 4:00 p.m., Eastern time) on the New York Stock Exchange (“NYSE”) on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Prices will generally be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently the NYSE is closed on the observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by the fund’s investment advisor. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the board. Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Securities and instruments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. Foreign currency exchange rates are generally determined as of the close of the NYSE.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the fund’s custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the fluctuations in value, if any, are recorded as unrealized appreciation or depreciation of swaps on the Statement of operations. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the board.

Taxes

Backup withholding. The fund is required to withhold 24% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or UBS AM or the applicable dealer with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding or who fail to certify that they are not subject to backup withholding.

Sale or exchange of fund shares. A shareholder’s sale (redemption) of fund shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares. An exchange of the fund’s shares for shares of another Family Fund generally will have similar tax consequences. In addition, if the fund’s shares are bought within 30 days before or after selling other shares of the fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. Any loss realized by a shareholder for six months or less will be treated as long-term capital loss to the extent of any distribution of net capital gain received by the shareholder with respect to such shares.

The fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of fund shares you sell or redeem but also their cost basis for such shares that were purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the fund’s default method of average cost, unless you instruct the fund to use a different available calculation method. If you hold your shares through a financial intermediary you should contact such financial intermediary with respect to reporting of cost basis and available elections for your account.

Qualification as a regulated investment company. The fund intends to continue to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code. To so qualify, the fund must distribute to its shareholders for each taxable year an amount at least equal to the sum of 90% of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and 90% of any net interest income excludable from gross income under section 103(a) of the Code. In addition to this requirement (“Distribution Requirement”), the fund must meet several additional requirements, including the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, net income from certain qualified publicly traded partnerships and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities (“Income Requirement”); (2) at the close of each quarter of the fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities; and (3) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer, in two or more issuers that the fund controls and which are engaged in the same or similar trades or businesses or in the securities of certain qualified publicly traded partnerships.

Repurchase agreements are considered securities, and may be treated as “Government Securities” as defined in the Investment Company Act, if fully collateralized with such securities, for purposes of the tax diversification requirements that must be met for the fund to qualify for pass-through treatment under the Code.

By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the amount of the investment company taxable income and net capital gain that it distributes to shareholders. If the fund failed to qualify for treatment as a RIC for any taxable year and certain cure provisions are unavailable, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that would generally be taxed as ordinary income) to the extent of the fund’s current and accumulated earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Other information. Dividends and other distributions the fund declares in December of any year that are payable to shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if the fund pays the distributions during the following January.

Distributions of net investment income received by the fund from investments in debt securities and any net realized short-term capital gains distributed by the fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends-received deduction for corporations.

The fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss (“net capital gain”) for each taxable year. Such gain is reported and distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time a shareholder has held his or her fund shares and regardless of whether the distribution is paid in cash or reinvested in shares. The fund expects that capital gain dividends will be taxable to shareholders as long-term gain. Capital gain dividends are not eligible for the dividend-received deduction for corporations.

A portion of the dividends (whether paid in cash or in additional fund shares) from the fund’s investment company taxable income may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the fund receives from US corporations if both the fund and the corporation satisfy certain holding period requirements. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

The maximum individual rate applicable to qualifying dividends on certain corporate stock and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The rate reductions do not apply to corporate taxpayers. The fund will be able to separately report distributions of any qualifying long-term capital gains or qualifying dividends earned by the fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Because many companies in which the fund invests do not pay significant dividends on their stock, the fund will not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a taxable dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

The fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of 98% of all of its ordinary income for the calendar year (taking into account certain deferrals and elections) and 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Passive foreign investment companies. The fund may invest in the stock of “passive foreign investment companies” (“PFICs”) if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax), even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

The fund may elect to “mark to market” its stock in any PFIC. “Marking to market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over the fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included for prior taxable years under the election. The fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

Derivative Instruments. The use of hedging strategies involving Derivative Instruments, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the fund realizes in connection therewith. Gains from options and futures derived by the fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

Certain futures contracts and listed nonequity options (such as those on a securities index) in which the fund may invest may be subject to section 1256 of the Code (“section 1256 contracts”). Any section 1256 contracts the fund holds at the end of each taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the fund recognizes, without in either case increasing the cash available to the fund. The fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, clearly identified by the fund in accordance with the regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

Offsetting positions in any actively traded security, option, futures or forward currency contract entered into or held by the fund may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of the fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

When a covered call option written (sold) by the fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax applicable to a “qualifying dividend,” to instead be taxed at the rate of tax applicable to ordinary income.

Debt Investments. Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the fund.

Constructive sales. If the fund has an “appreciated financial position”—generally, an interest (including an interest through an option or futures contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis—and enters into a “constructive sale” of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures contract entered into by the fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Foreign currency transactions. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the fund’s net investment income to be distributed to its shareholders as ordinary income.

Conclusion. The foregoing is only a general summary of some of the important federal tax considerations generally affecting the fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the fund’s activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the fund and to dividends and other distributions therefrom.

Other taxation. The foregoing discussion relates only to US Federal income tax law as applicable to US persons as determined under the Code. Distributions by the fund and dispositions of fund shares also may be subject to other state and local taxes, and their treatment under state and local income tax laws may differ from the US Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of US Federal, state and local taxation. Shareholders who are not US persons should consult their tax advisers regarding US and foreign tax consequences of ownership of shares of the fund, including the likelihood that distributions to them would be subject to withholding of US Federal income tax at a rate of 30% (or at a lower rate under a tax treaty) and the possibility that they may be subject to US estate tax.

Taxable distributions to non-residents are generally subject to a 30% withholding tax (or at a lower rate under a tax treaty). Distributions to non-residents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for a possible exemption is not expected to be available.

The fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the fund to enable the fund to determine whether withholding is required.

Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Potential conflicts of interest

Activities of UBS Asset Management (Americas) Inc. and its affiliates (collectively, “UBS Asset Management”), UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, “UBS”) and other accounts managed by UBS

UBS Asset Management is a large asset management firm with approximately $831.2 billion in assets under management worldwide as of June 30, 2019.1 UBS Asset Management offers investment capabilities and investment styles across all major traditional and alternative asset classes, including equity, fixed income, currency, hedge fund, real estate, infrastructure and private equity investment capabilities that can also be combined in multi-asset strategies. UBS Asset Management has around 3,400 employees (which include around 1,150 employees from other areas of UBS who are aligned with or provide support functions for UBS Asset Management—such as information technology, legal and compliance support) located in 22 countries. UBS Asset Management is headquartered in London with other main offices in Chicago, Frankfurt, Hartford, Hong Kong, New York, Paris, Sydney, Tokyo, Toronto and Zurich.

UBS is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Asset Management and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the fund, are engaged in businesses and have interests other than that of managing the fund. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the fund. This section sets forth considerations of which investors in the fund should be aware, and that may cause conflicts of interest on the part of UBS and UBS Asset Management that could disadvantage the fund. To address these potential conflicts, UBS and UBS Asset Management have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent the fund from being disadvantaged.

Prospective investors should carefully review the following, which more fully describes these and other potential conflicts of interest presented by UBS Asset Management’s and UBS’ other businesses and interests.

Potential conflicts relating to portfolio decisions, the sale of fund shares and the allocation of investment opportunities

UBS’ other activities may have an impact on the fund. UBS Asset Management makes decisions for the fund in accordance with its obligations as investment advisor to the fund. However, UBS’ other activities may, at the same time, have a negative impact on the fund. As a result of the various activities and interests of UBS, it is likely that the fund will have multiple business relationships with, engage in transactions with, make voting decisions with respect to, or obtain services from UBS and other entities for which UBS performs or seeks to perform investment banking or other services. It is also likely that the fund will undertake transactions in securities in which UBS makes a market or otherwise has other direct or indirect interests.

UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients which may involve markets and securities in which the fund invests. These activities will give UBS broad access to the current status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information in respect of markets and investments, which, if known to UBS Asset Management, might cause UBS Asset Management to seek to dispose of, retain or increase interests in investments held by the fund or acquire certain positions on behalf of the fund.

[1]	UBS AM managed approximately $181.6 billion as of June 30, 2019.

UBS will be under no duty to make any such information available to the fund or personnel of UBS Asset Management making investment decisions on behalf of the fund and maintains information barriers designed to prevent the misuse of such information. In general, personnel of UBS Asset Management making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.

In conformance with the fund’s investment objective and subject to compliance with applicable law, UBS Asset Management may purchase securities for the fund during an underwriting or other offering of securities in which a broker/dealer affiliate acts as a manager, co-manager, underwriter or placement agent, or receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS Asset Management may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS Asset Management will be current investors in companies engaged in an offering of securities which UBS Asset Management may purchase on behalf of its clients. Such purchases may provide a direct or indirect benefit to UBS Asset Management affiliates acting as a selling shareholder. UBS Asset Management may also participate in structured fixed income offerings of securities in which a related person may serve as trustee, depositor, originator, service agent or other service provider in which fees will be paid to such related person. Further, a related person may act as originator and/or servicing agent of loans or receivables for a structured fixed income offering in which UBS Asset Management may invest fund assets. Participation in such offering may directly or indirectly relieve financial obligations of related persons.

UBS Asset Management may purchase or sell, or recommend for purchase or sale, for its investment advisory clients securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Asset Management may recommend to its clients, or purchase for its clients, securities of issuers in which UBS has an interest as described in this paragraph.

UBS’ financial and other interests and relationships may incentivize UBS to promote the sale of fund shares. UBS, its personnel and other financial service providers, have interests in promoting sales of the fund. UBS Asset Management may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries, that sell shares of the fund, subject to UBS Asset Management’s internal policies and procedures. The source of such payments may come from the underwriter’s own resources (including through transfers from affiliates). Payments made out of the underwriter’s own resources are often referred to as “revenue sharing.” Please read the section entitled “Investment advisory, administration and principal underwriting arrangements” for more information.

With respect to both UBS and its personnel, the remuneration and profitability relating to services to and sales of the fund or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered by UBS or other third parties. UBS and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the fund or its shareholders. UBS and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions charged to the fund may also be higher than for other products or services, and the remuneration and profitability to UBS and such personnel resulting from transactions on behalf of or management of the fund may be greater than the remuneration and profitability resulting from similar transactions for other funds or products.

UBS also may have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the fund, or who engage in transactions with or for the fund. For example, UBS regularly participates in industry and consultant sponsored conferences and may purchase educational, data or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help UBS understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the fund may receive fees from UBS or the fund in connection with the distribution of shares in the fund or other UBS products. For example, UBS may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by UBS Asset Management. UBS may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. UBS’ membership in such organizations allows UBS to participate in these conferences and educational forums and helps UBS interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, UBS’ personnel, including employees of UBS, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the fund or that may recommend investments in the fund. In addition, UBS, including UBS Asset Management, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. UBS’ personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the fund or other dealings with the fund that create incentives for them to promote the fund or certain portfolio transactions.

To the extent permitted by applicable law, UBS Asset Management may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the fund. The additional payments by UBS Asset Management may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these or similar services by the fund. Payments made by UBS Asset Management may vary between different Intermediaries. Please read the section entitled “Investment advisory, administration and principal underwriting arrangements” for more information.

Potential conflicts relating to the allocation of investment opportunities among the fund and other UBS accounts. UBS Asset Management manages accounts of certain clients by means of separate accounts (“Separate Accounts”). With respect to the fund, UBS Asset Management may follow a strategy that is expected to be similar over time to that utilized by the Separate Accounts. The fund and the Separate Account clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no assurance that such investment advice will be implemented simultaneously. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the fund invests.

Other potential conflicts relating to the management of the fund by UBS Asset Management

Potential restrictions and issues relating to information held by UBS. From time to time and subject to UBS Asset Management’s policies and procedures regarding information barriers, UBS Asset Management may consult with personnel in other areas of UBS, or with persons unaffiliated with UBS. The performance by such persons of obligations related to their consultation with personnel of UBS Asset Management could conflict with their areas of primary responsibility within UBS or elsewhere. There will be no obligation on the part of such persons to make available for use by the fund any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, UBS will be under no obligation to make available any research or analysis prior to its public dissemination.

In connection with its management of the fund, UBS Asset Management may have access to certain fundamental analysis and proprietary technical models developed by UBS Asset Management or its affiliates (including UBS). UBS Asset Management will not be under any obligation, however, to effect transactions on behalf of the fund in accordance with such analysis and models. In addition, neither UBS Asset Management nor any of its affiliates (including UBS) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the fund, and it is not anticipated that UBS Asset Management will have access to such information for the purpose of managing the fund. The proprietary activities or portfolio strategies of UBS Asset Management and its affiliates (including UBS) or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by UBS Asset Management, and have adverse effects on the fund.

Potential conflicts relating to UBS’ and UBS Asset Management’s proprietary activities and activities on behalf of other accounts. Transactions undertaken by UBS or client accounts managed by UBS (“Client Accounts”) may adversely impact the fund. UBS and one or more Client Accounts may buy or sell positions while the fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the fund. For example, an equity fund (but not this fund) may establish a short position in a security and UBS or other Client Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the equity fund and such increase in price would be to the equity fund’s detriment. Conversely, the equity fund may buy a security and UBS or Client Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the equity fund holds. Conflicts may also arise because portfolio decisions regarding the equity fund may benefit UBS or other Client Accounts.

For example, the sale of a long position or establishment of a short position by the equity fund may impair the price of the same security sold short by (and therefore benefit) UBS or other Client Accounts, and the purchase of a security or covering of a short position in a security by the fund may increase the price of the same security held by (and therefore benefit) UBS or other Client Accounts.

The directors, officers and employees of UBS and UBS Asset Management may buy and sell securities or other investments for their own accounts or for seed capital accounts (including through investment funds managed by UBS and UBS Asset Management). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the fund. To reduce the possibility that the fund will be materially adversely affected by the personal or proprietary trading described above, the fund, UBS and UBS Asset Management have established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the fund’s portfolio transactions.

UBS Asset Management’s affiliates have direct or indirect interests in electronic communication networks and alternative trading systems (collectively “ECNs”). UBS Asset Management, in accordance with its fiduciary obligation to seek to obtain best execution, may execute client trades through ECNs in which its related persons have, or may acquire, an interest. A related person may receive compensation based upon its ownership percentage in relation to the transaction fees charged by the ECNs. UBS Asset Management will execute through an ECN in which a related person has an interest only in situations where it reasonably believes such transactions will be in the best interests of its clients and the requirements of applicable law have been satisfied.

In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, UBS Asset Management’s affiliates may effect transactions for fund or advisory client accounts on a national securities exchange of which an affiliate is an equity owner and/or a member and may retain compensation in connection with those transactions.

Gifts and entertainment. From time to time, directors, officers and employees of UBS and UBS Asset Management may receive gifts and/or entertainment from clients, intermediaries, or service providers to the fund, UBS and UBS

Asset Management, which could have the appearance of affecting or may potentially affect the judgment of the directors, officers and employees or the manner in which they conduct business on behalf of the fund, UBS and UBS Asset Management. To reduce the appearance of impropriety and the possibility that the fund may be materially adversely affected by such gifts and entertainment, UBS and UBS Asset Management have established policies and procedures that restrict the receipt of gifts and entertainment from clients, intermediaries, or service providers to the fund, UBS and UBS Asset Management.

UBS may in-source or outsource. Subject to applicable law, UBS, including UBS Asset Management, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the fund in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Selection of brokers and dealers and commission rates. While UBS Asset Management selects brokers primarily on the basis of the execution capabilities, UBS Asset Management, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when UBS Asset Management has determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. UBS Asset Management’s arrangements for the receipt of research services from brokers may create conflicts of interest, in that UBS Asset Management has an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.

UBS Asset Management does not allocate the relative costs or benefits of research received from brokers or dealers among clients because UBS Asset Management believes that the research received is, in the aggregate, of assistance in fulfilling UBS Asset Management’s overall responsibilities to clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. UBS Asset Management may receive a variety of research services and information on many topics, which UBS Asset Management can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. These topics include: issuers, industries, securities, economic factors and trends, portfolio strategy, the performance of accounts, statistical information, market data, earnings estimates, credit analysis, pricing, risk measurement analysis, and other information that may affect US or foreign economies, security prices, or management of the portfolio.

The research services may include written reports, pricing and appraisal services, market data services, analysis of issues raised in proxy statements, educational seminars, subscriptions to trade journals, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with security analysts, economists, corporate and industry spokespersons, investment consultants and government representatives. Research services are either provided directly by broker-dealers or generated by third parties and are provided by the brokerage firm to which the commissions are paid including commission sharing arrangements.

Certain services may be mixed use, or used for research purposes as well as other purposes. Payment for these services is made as follows: the portion allocated to research is paid for through commissions, and the portion allocated to other purposes is paid for by UBS Asset Management. This allocation is determined by UBS Asset Management’s Best Execution and Trading Committee in good faith and based on objective criteria, to the extent available, of the amounts used for research and non-research purposes; however, the decision regarding what amounts are paid by UBS Asset Management versus paid by clients through commissions presents a conflict of interest. Research services received from brokers and dealers may be supplemental to UBS Asset Management’s own research efforts and, when utilized, are subject to internal analysis before being incorporated into UBS Asset Management’s investment process. As a practical matter, it would not be possible for UBS Asset Management to generate all of the information presently provided by brokers and dealers.

UBS Asset Management may receive in-house or proprietary research from dealers that execute trades on a principal basis for its clients. The research received will be of the type described above, excluding third-party research services.

Potential regulatory restrictions on investment advisor activity. From time to time, the activities of the fund may be restricted because of regulatory requirements applicable to UBS and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by UBS would not be subject to some of those considerations. There may be periods when UBS Asset Management may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice with respect to certain securities or instruments issued by or related to companies for which UBS is performing investment banking, market making or other services or has proprietary positions or otherwise has come into possession of material inside information. For example, when UBS is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if UBS personnel serve as directors of companies the securities of which the fund wishes to purchase or sell. The larger UBS Asset Management’s investment advisory business and UBS’ businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by UBS, or in cases in which UBS personnel are directors or officers of the issuer.

The investment activities of UBS for its proprietary accounts and for Client Accounts may also limit the investment strategies and rights of the fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause UBS, the fund or other Client Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of UBS Asset Management on behalf of the fund to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, UBS Asset Management on behalf of the fund may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when UBS Asset Management, in its sole discretion, deems it appropriate.

UBS Asset Management and its affiliates, including, without limitation, UBS and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts, other funds and collective investment vehicles) that have investment objectives similar to those of the fund and/or that engage in transactions in the same types of securities, currencies and instruments as the fund. UBS and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, UBS and its affiliates may be actively engaged in transactions in the same securities, currencies, and instruments in which the fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the fund invests, which could have an adverse impact on the fund’s performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the fund. UBS Asset Management has developed policies and procedures consistent with regulatory requirements that provide that it will allocate investment opportunities and make purchase and sale decisions among the fund and other client accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based. Thus, this system may adversely affect the size or price of the assets purchased or sold for the fund.

The results of the fund’s investment activities may differ significantly from the results achieved by UBS Asset Management and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that UBS Asset Management and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the fund. Moreover, it is possible that the fund will sustain losses during periods in which UBS Asset Management and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of UBS Asset Management and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the fund’s activities may also be restricted because of regulatory restrictions applicable to UBS Asset Management and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when UBS Asset Management, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which UBS Asset Management and/or its affiliates are performing services or when position limits have been reached where such securities or instruments otherwise would have been permissible investments for the fund. Additionally, the fund or certain accounts may be licensed to trade securities or engage in transactions in certain jurisdictions while other funds and accounts are not licensed.

In addition, certain officers and certain employees of UBS Asset Management are also officers or employees of UBS, or its affiliated entities. As a result, the performance by these officers and employees of their obligations to such other entities may be a consideration of which investors in the fund should be aware.

UBS Asset Management may enter into transactions and invest in securities, instruments and currencies on behalf of the fund where customers of UBS or, to the extent permitted by the SEC, UBS itself, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the fund, and such party may have no incentive to assure that the fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the fund may enhance the profitability of UBS Asset Management and/or UBS. UBS and its affiliates may also create, write or issue derivative instruments for customers of UBS or its affiliates, the underlying securities, currencies or instruments of which may be those in which the fund invests or which may be based on the performance of the fund. The fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by UBS or its affiliates and may also enter into transactions with other clients of UBS Asset Management or its affiliates where such other clients have interests adverse to those of the fund. At times, these activities may cause UBS Asset Management or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the fund. To the extent affiliated transactions are permitted, the fund will deal with UBS Asset Management, UBS and its affiliates on an arms-length basis. UBS Asset Management or UBS may also have an ownership interest in certain trading or information systems used by the fund. The fund’s use of such trading or information systems may enhance the profitability of UBS Asset Management and its affiliates.

It is also possible that, from time to time, UBS Asset Management or any of its affiliates may, although they are not required to, purchase and hold shares of the fund. Increasing the fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the fund’s expense ratio. UBS Asset Management and its affiliates reserve the right to redeem at any time some or all of the shares of the fund acquired for their own accounts. A large redemption of shares of the fund by UBS Asset Management or its affiliates could significantly reduce the asset size of the fund, which might have an adverse effect on the fund’s investment flexibility, portfolio diversification, expense ratio and may result in significant transaction costs. UBS Asset Management will consider the effect of redemptions on the fund and other shareholders in deciding whether and when to redeem its shares.

It is possible that the fund may invest in securities of companies with which UBS has or is trying to develop investment banking relationships as well as securities of entities in which UBS Asset Management or UBS has significant debt or equity investments or in which UBS makes a market. The fund also may invest in securities of companies to which UBS Asset Management or UBS provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the fund and the interests of other UBS Asset Management or UBS clients. In making investment decisions for the fund, UBS Asset Management is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of UBS Asset Management in the course of these activities. In addition, from time to time, UBS’ activities may limit the fund’s flexibility in purchases and sales of securities. When UBS is engaged in an underwriting or other distribution of securities of an entity, UBS Asset Management may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the fund.

Present and future activities of UBS Asset Management and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

UBS AM may buy for the fund securities or obligations of issuers in which UBS or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the fund. For example, the fund may invest in debt securities of an issuer at the same time that UBS or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by UBS (including UBS AM) relating to what actions to be taken may also raise conflicts of interests and UBS may take actions for certain accounts that have negative impacts on other advisory accounts.

While UBS AM will make proxy voting decisions as it believes appropriate and in accordance with UBS AM’s policies designed to help avoid conflicts of interest, proxy voting decisions made by UBS AM with respect to the fund’s portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of UBS. UBS AM’s proxy voting policy is discussed in more detail in the section entitled “Proxy voting policies and procedures.”

As a registered investment adviser under the Advisers Act, UBS AM is required to file a Form ADV with the SEC. Form ADV Part 2 contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding UBS AM. A copy of UBS AM’s Form ADV Parts 1 and 2 is available on the SEC’s website (www.adviserinfo.sec.gov).

Other information

Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation’s shareholders, shareholders of the fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or the fund. However, the Trust’s Trust Instrument disclaims shareholder liability for acts or obligations of the Trust or the funds. The Trust Instrument provides for indemnification from the fund’s property for all losses and expenses of any fund shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which UBS AM believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of the fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of the fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

Classes of shares. The fund consists of Class A shares, Class P shares and Class I shares. A share of each class of the fund represents an identical interest in the fund’s investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to expenses, including service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different expenses applicable to the different classes of shares of the fund will affect the performance of those classes. Each share of the fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, Class P and Class I shares will differ.

Voting rights. Shareholders of the fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust may elect all its board members. The shares of the fund will be voted together, except that only the shareholders of a particular class of the fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series is required by law.

The Trust does not hold annual meetings. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees holding office have been elected by the shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a trustee by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a trustee at the written request of holders of record of at least 10% of the outstanding shares of the Trust.

Class-specific expenses. The fund may determine to allocate certain of its expenses (in addition to service fees) to the specific classes of its shares to which those expenses are attributable.

Custodian and recordkeeping agent; transfer and dividend agent. State Street, located at One Lincoln Street, Boston, MA 02111, serves as custodian and recordkeeping agent and provides other services to the fund. BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (US) Inc.) (“BNY Mellon”), a subsidiary of BNY Mellon Bank, N.A., serves as the fund’s transfer and dividend disbursing agent. BNY Mellon is located at 400 Bellevue Parkway, Wilmington, DE 19809.

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon and is compensated for the services by BNY Mellon, not the fund.

Counsel. The law firm of Dechert LLP, Three Bryant Park, 1095 Avenue of the Americas, New York, NY 10036, serves as counsel to the fund. Dechert LLP also has acted as counsel to UBS AM and UBS AM (US) in connection with other matters. Proskauer Rose LLP, Eleven Times Square, New York, NY 10036, serves as independent counsel to the Independent Trustees and to Prof. Feldberg.

Independent registered public accounting firm. Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as independent registered public accounting firm for the fund.

Financial statements

The fund’s annual report to shareholders for the fiscal period May 29, 2018 (commencement of operations) to April 30, 2019, is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent registered public accounting firm appearing therein are incorporated herein by this reference.

Appendix A

Corporate debt ratings

Moody’s Investors Service, Inc. describes classifications of corporate bonds as follows:

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

Standard & Poor’s Ratings Group describes classifications of corporate debt ratings as follows:

AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

Plus (+) or Minus (—): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.

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You should rely only on the information contained or referred to in the prospectuses and this Statement of Additional Information. The fund and its principal underwriter have not authorized anyone to provide you with information that is different. The prospectuses and this Statement of Additional Information are not an offer to sell shares of the fund in any jurisdiction where the fund or its principal underwriter may not lawfully sell those shares.

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